UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009*

The MFS Money Market Series was terminated as a series of the Registrant on or about July 17, 2009.

ITEM 1.	REPORTS TO STOCKHOLDERS.

A report for the MFS Money Market Series is not included because the series did not have any shareholders at period end. Please see note above.

MFS INVESTMENT MANAGEMENT

MFS® Research Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VFR-ANN

MFS® RESEARCH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.7%
Chevron Corp.	2.6%
Google, Inc., “A”	2.5%
Danaher Corp.	2.5%
JPMorgan Chase & Co.	2.4%
Exxon Mobil Corp.	2.3%
Bank of America Corp.	2.1%
Cisco Systems, Inc.	2.0%
AT&T, Inc.	2.0%
Johnson & Johnson	2.0%

Global equity sectors
Technology (s)	19.0%
Energy	15.4%
Capital Goods	14.3%
Financial Services	13.7%
Health Care	13.1%
Consumer Cyclicals	10.7%
Consumer Staples	8.9%
Telecom/Cable Television	4.0%

(s)	Global equity sector includes both common stocks and securities sold short.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Research Series (the “fund”) provided a total return of 30.54%, while Service Class shares of the fund provided a total return of 30.20%. These compare with a return of 26.46% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong stock selection in the consumer cyclicals sector contributed to the fund’s performance relative to the S&P 500 Index. Holdings of strong-performing luxury retailer Nordstrom (h) were among the fund’s top relative contributors. Shares of Nordstrom performed well as the company reported earnings that met analyst expectations due, in part, to the company’s tight inventory management and the lowering of its prices in an effort to offset slumping sales during the reporting period.

Favorable security selection in the technology sector also boosted relative returns over the reporting period. Standout performers within this sector that benefited relative results included computer and personal electronics maker Apple, Singapore-based electronics manufacturer Flextronics International (b)(h), Canadian wireless solutions provider Research In Motion (b)(h), and business intelligence software company MicroStrategy (b). Stock of Flextronics International moved higher after the company reported better than expected sales and earnings during the reporting period. In addition, the company generated strong cash flow which it used to pay down debt.

Security selection in the health care, capital goods, and energy sectors was another positive area of relative performance. No individual securities within the health care sector were among the fund’s top relative contributors. Within the capital goods sector, Canadian mining company Teck Resources (b) and industrial automation products maker Rockwell Automation had a positive impact on relative returns. Shares of Rockwell increased on the company’s higher-than-expected earnings. Largely avoiding weak-performing diversified industrial conglomerate General Electric (h) also helped. Within the energy sector, our underweighted positions in integrated oil and gas company Exxon Mobil aided relative performance.

Elsewhere, the timing of our ownership in shares of household products maker Procter & Gamble contributed to relative results over the reporting period.

Detractors from Performance

Stock selection in the financial services sector detracted from the fund’s relative performance. The fund’s overweighted position in financial services firms, State Street Corporation and Bank of New York Mellon, and insurance company MetLife held back relative results as these stocks significantly underperformed the benchmark during the reporting period. Shares of Bank of New York Mellon lagged peers due to sluggish net interest income and a larger-than-expected bond write-off. The timing of our ownership in shares of bank operators, Bank of America and Wells Fargo (h), also held back relative returns.

3

MFS Research Series

Management Review – continued

Elsewhere, our overweighted position in global biotech company Genzyme had a negative effect on relative results. Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down due to a viral infection in one of its bioreactors. In addition, the timing of our ownership in shares of solar electric power modules manufacturer First Solar, and not owning strong-performing software giant Microsoft, computer company International Business Machines (IBM), and precious metals maker Freeport-McMoRan, also hurt relative performance.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	7/26/95	30.54%	2.38%	(0.84)%	N/A
Service Class	5/01/00	30.20%	2.13%	N/A	(1.57)%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		26.46%	0.42%	(0.95)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.88%	$1,000.00	$1,229.23	$4.94
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$1,228.02	$6.35
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.4%
Aerospace – 1.7%
Goodrich Corp.	28,610	$1,838,193
Lockheed Martin Corp.	21,200	1,597,420

		$3,435,613

Apparel Manufacturers – 0.8%
NIKE, Inc., “B”	24,720	$1,633,250

Biotechnology – 1.6%
Amgen, Inc. (a)	25,620	$1,449,323
Genzyme Corp. (a)	35,100	1,720,251

		$3,169,574

Broadcasting – 0.7%
Walt Disney Co.	44,410	$1,432,222

Brokerage & Asset Managers – 2.1%
Affiliated Managers Group, Inc. (a)	17,790	$1,198,157
Charles Schwab Corp.	33,400	628,588
CME Group, Inc.	2,450	823,077
Franklin Resources, Inc.	14,200	1,495,970

		$4,145,792

Business Services – 1.8%
Accenture Ltd., “A”	40,890	$1,696,935
MasterCard, Inc., “A”	6,910	1,768,822

		$3,465,757

Cable TV – 0.9%
Comcast Corp., “Special A”	23,800	$381,038
DIRECTV Group, Inc., “A” (a)	18,720	624,312
Time Warner Cable, Inc.	17,930	742,123

		$1,747,473

Chemicals – 2.3%
Celanese Corp.	45,570	$1,462,797
Monsanto Co.	38,740	3,166,995

		$4,629,792

Computer Software – 2.9%
Adobe Systems, Inc. (a)	43,890	$1,614,274
MicroStrategy, Inc., “A” (a)	7,620	716,432
Oracle Corp.	138,560	3,400,262

		$5,730,968

Computer Software – Systems – 6.1%
Apple, Inc. (a)	25,230	$5,319,998
Dell, Inc. (a)	105,370	1,513,113
EMC Corp. (a)	85,290	1,490,016
Hewlett-Packard Co.	73,840	3,803,498

		$12,126,625

Construction – 1.4%
Lennar Corp., “A”	141,100	$1,801,847
Sherwin-Williams Co.	14,250	878,513

		$2,680,360

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 2.6%
Church & Dwight Co., Inc.	6,000	$362,700
Kimberly-Clark Corp.	16,260	1,035,925
Procter & Gamble Co.	62,420	3,784,525

		$5,183,150

Consumer Services – 0.5%
Strayer Education, Inc.	4,360	$926,456

Electrical Equipment – 3.8%
Danaher Corp.	65,490	$4,924,848
Rockwell Automation, Inc.	21,310	1,001,144
Tyco Electronics Ltd.	66,320	1,628,156

		$7,554,148

Electronics – 2.9%
First Solar, Inc. (a)	4,300	$582,220
Intel Corp.	152,030	3,101,412
Samsung Electronics Co. Ltd., GDR	6,052	2,086,770

		$5,770,402

Energy – Independent – 4.2%
Anadarko Petroleum Corp.	23,160	$1,445,647
Apache Corp.	19,300	1,991,181
Cobalt International Energy, Inc. (a)	50,300	696,152
Devon Energy Corp.	7,200	529,200
Noble Energy, Inc.	15,780	1,123,852
Occidental Petroleum Corp.	20,060	1,631,881
Southwestern Energy Co. (a)	16,470	793,854

		$8,211,767

Energy – Integrated – 5.4%
Chevron Corp.	66,800	$5,142,932
Exxon Mobil Corp. (s)	67,580	4,608,280
Hess Corp.	10,620	642,510
Suncor Energy, Inc.	8,230	292,813

		$10,686,535

Engineering – Construction – 1.1%
Fluor Corp.	46,920	$2,113,277

Food & Beverages – 4.5%
Flowers Foods, Inc.	24,510	$582,358
General Mills, Inc.	27,460	1,944,443
J.M. Smucker Co.	23,591	1,456,744
Kellogg Co.	18,120	963,984
Nestle S.A.	13,147	638,718
PepsiCo, Inc. (s)	53,640	3,261,312

		$8,847,559

Food & Drug Stores – 0.9%
Walgreen Co.	50,840	$1,866,845

Gaming & Lodging – 0.5%
International Game Technology	23,580	$442,597
Starwood Hotels & Resorts Worldwide, Inc.	13,810	505,032

		$947,629

7

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 2.7%
Dollar General Corp. (a)	31,980	$717,311
Target Corp.	50,100	2,423,337
Wal-Mart Stores, Inc.	40,500	2,164,725

		$5,305,373

Health Maintenance Organizations – 0.6%
WellPoint, Inc. (a)	19,100	$1,113,339

Insurance – 2.1%
ACE Ltd.	11,110	$559,944
Aflac, Inc.	21,240	982,350
MetLife, Inc.	27,550	973,893
Prudential Financial, Inc.	16,210	806,610
Travelers Cos., Inc.	15,420	768,841

		$4,091,638

Internet – 2.5%
Google, Inc., “A” (a)	7,970	$4,941,241

Machinery & Tools – 0.4%
RTI International Metals, Inc. (a)	27,650	$695,951

Major Banks – 8.7%
Bank of America Corp.	271,630	$4,090,748
Bank of New York Mellon Corp.	59,099	1,652,999
Goldman Sachs Group, Inc.	18,720	3,160,685
JPMorgan Chase & Co. (s)	111,580	4,649,539
Regions Financial Corp.	150,010	793,553
State Street Corp.	44,320	1,929,693
SunTrust Banks, Inc.	44,460	902,093

		$17,179,310

Medical & Health Technology & Services – 1.4%
DaVita, Inc. (a)	17,190	$1,009,741
Laboratory Corp. of America Holdings (a)	13,880	1,038,779
VCA Antech, Inc. (a)	32,140	800,929

		$2,849,449

Medical Equipment – 4.4%
Becton, Dickinson & Co.	16,180	$1,275,955
Medtronic, Inc.	49,980	2,198,120
St. Jude Medical, Inc. (a)	38,360	1,410,881
Synthes, Inc.	8,790	1,151,212
Thermo Fisher Scientific, Inc. (a)	28,540	1,361,073
Waters Corp. (a)	21,970	1,361,261

		$8,758,502

Metals & Mining – 0.5%
United States Steel Corp.	16,610	$915,543

Natural Gas – Distribution – 1.3%
EQT Corp.	21,670	$951,746
Questar Corp.	14,620	607,753
Sempra Energy	18,890	1,057,462

		$2,616,961

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 3.1%
Cisco Systems, Inc. (a)	167,800	$4,017,132
Juniper Networks, Inc. (a)	53,290	1,421,244
Palm, Inc. (a)	59,100	593,364

		$6,031,740

Oil Services – 1.6%
Halliburton Co.	74,080	$2,229,067
Noble Corp.	21,100	858,770

		$3,087,837

Other Banks & Diversified Financials – 0.8%
American Express Co.	38,080	$1,543,002

Pharmaceuticals – 5.1%
Abbott Laboratories	62,120	$3,353,859
Johnson & Johnson	60,120	3,872,329
Pfizer, Inc.	80,150	1,457,928
Teva Pharmaceutical Industries Ltd., ADR	25,160	1,413,489

		$10,097,605

Precious Metals & Minerals – 0.7%
Teck Resources Ltd., “B” (a)	39,910	$1,405,064

Printing & Publishing – 0.3%
Lamar Advertising Co., “A” (a)	17,270	$536,924

Specialty Chemicals – 1.0%
Praxair, Inc.	17,120	$1,374,907
Rockwood Holdings, Inc. (a)	26,880	633,293

		$2,008,200

Specialty Stores – 4.3%
Abercrombie & Fitch Co., “A”	35,110	$1,223,584
Advance Auto Parts, Inc.	19,590	793,003
Amazon.com, Inc. (a)	7,330	986,031
GameStop Corp., “A” (a)	29,780	653,373
Home Depot, Inc.	68,680	1,986,912
Limited Brands, Inc.	49,250	947,570
Staples, Inc.	74,860	1,840,807

		$8,431,280

Telecommunications – Wireless – 0.1%
Sprint Nextel Corp. (a)	49,360	$180,658

Telephone Services – 3.0%
American Tower Corp., “A” (a)	23,130	$999,447
AT&T, Inc.	139,720	3,916,352
CenturyTel, Inc.	27,900	1,010,259

		$5,926,058

Tobacco – 1.8%
Lorillard, Inc.	8,400	$673,932
Philip Morris International, Inc.	59,440	2,864,413

		$3,538,345

Trucking – 1.4%
Expeditors International of Washington, Inc.	81,410	$2,827,369

8

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 2.9%
American Electric Power Co., Inc.	36,040	$1,253,831
CMS Energy Corp.	63,380	992,531
NRG Energy, Inc. (a)	18,890	445,993
PG&E Corp.	24,900	1,111,785
PPL Corp.	29,510	953,468
Progress Energy, Inc.	5,460	223,915
Public Service Enterprise Group, Inc.	24,720	821,940

		$5,803,463

Total Common Stocks (Identified Cost, $185,644,484)		$196,190,046

MONEY MARKET FUNDS (v) – 0.7%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	1,459,456	$1,459,456

Issuer/Expiration Date/Strike Price	Number of Contracts

CALL OPTIONS PURCHASED – 0.1%
Energy – Independent – 0.1%
Devon Energy Corp. – April 2010 @ $75 (Premiums Paid, $57,165)	179	$80,550

Total Investments (Identified Cost, $187,161,105)		$197,730,052

Issuer	Shares/Par	Value ($)

SECURITIES SOLD SHORT – (0.3)%
Network & Telecom – (0.3)%
Motorola, Inc. (Proceeds Received, $580,485) (a)	(67,500)	$(523,800)

OTHER ASSETS, LESS LIABILITIES – 0.1%		218,610

Net Assets – 100.0%		$197,424,862

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $346,357.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

9

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $185,701,649)	$196,270,596
Underlying funds, at cost and value	1,459,456
Total investments, at value (identified cost, $187,161,105)	$197,730,052
Foreign currency, at value (identified cost, $672)	677
Deposits with brokers for securities sold short	580,477
Receivables for
Investments sold	47,222
Fund shares sold	19,277
Interest and dividends	203,565
Other assets	3,133
Total assets		$198,584,403
Liabilities
Payables for
Securities sold short, at value (proceeds received, $580,485)	$523,800
Investments purchased	497,155
Fund shares reacquired	78,638
Payable to affiliates
Investment adviser	8,184
Shareholder servicing costs	99
Distribution and/or service fees	238
Administrative services fee	218
Payable for independent Trustees’ compensation	18
Accrued expenses and other liabilities	51,191
Total liabilities		$1,159,541
Net assets		$197,424,862
Net assets consist of
Paid-in capital	$393,938,678
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	10,625,825
Accumulated net realized gain (loss) on investments and foreign currency transactions	(208,901,469)
Undistributed net investment income	1,761,828
Net assets		$197,424,862
Shares of beneficial interest outstanding		11,923,179

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$180,228,583	10,879,602	$16.57
Service Class	17,196,279	1,043,577	16.48

See Notes to Financial Statements

10

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$3,271,964
Interest	100,808
Dividends from underlying funds	3,152
Foreign taxes withheld	(37,590)
Total investment income		$3,338,334
Expenses
Management fee	$1,282,780
Distribution and/or service fees	35,434
Shareholder servicing costs	26,772
Administrative services fee	38,730
Independent Trustees’ compensation	7,080
Custodian fee	40,756
Shareholder communications	69,834
Auditing fees	47,710
Legal fees	5,908
Dividend and interest expense on securities sold short	2,835
Miscellaneous	19,597
Total expenses		$1,577,436
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(1,050)
Net expenses		$1,576,384
Net investment income		$1,761,950
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(24,295,985)
Written option transactions	24,663
Securities sold short	(100,663)
Foreign currency transactions	411
Net realized gain (loss) on investments and foreign currency transactions		$(24,371,574)
Change in unrealized appreciation (depreciation)
Investments	$69,199,537
Securities sold short	87,460
Translation of assets and liabilities in foreign currencies	641
Net unrealized gain (loss) on investments and foreign currency translation		$69,287,638
Net realized and unrealized gain (loss) on investments and foreign currency		$44,916,064
Change in net assets from operations		$46,678,014

See Notes to Financial Statements

11

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$1,761,950	$2,462,416
Net realized gain (loss) on investments and foreign currency transactions	(24,371,574)	(21,397,962)
Net unrealized gain (loss) on investments and foreign currency translation	69,287,638	(79,532,966)
Change in net assets from operations	$46,678,014	$(98,468,512)
Distributions declared to shareholders
From net investment income	$(2,452,982)	$(1,312,851)
Change in net assets from fund share transactions	$(9,268,512)	$(40,205,384)
Total change in net assets	$34,956,520	$(139,986,747)
Net assets
At beginning of period	162,468,342	302,455,089
At end of period (including undistributed net investment income of $1,761,828 and $2,452,449, respectively)	$197,424,862	$162,468,342

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$12.90	$20.28		$18.04	$16.41	$15.30
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.18		$0.09	$0.12	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	3.72	(7.47)		2.28	1.59	1.11
Total from investment operations	$3.87	$(7.29)		$2.37	$1.71	$1.18
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.09)		$(0.13)	$(0.08)	$(0.07)
Net asset value, end of period	$16.57	$12.90		$20.28	$18.04	$16.41
Total return (%) (k)(r)(s)	30.54	(36.09	)(t)	13.20	10.48	7.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.88		0.88	0.90	0.93
Expenses after expense reductions (f)	0.90	0.88		0.88	0.89	0.93
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.90	N/A		N/A	N/A	N/A
Net investment income	1.05	1.04		0.46	0.71	0.47
Portfolio turnover	107	123		87	90	93
Net assets at end of period (000 omitted)	$180,229	$149,517		$281,339	$267,602	$289,472

See Notes to Financial Statements

13

MFS Research Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$12.82	$20.16		$17.94	$16.33	$15.23
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.13		$0.05	$0.09	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	3.71	(7.42)		2.26	1.57	1.11
Total from investment operations	$3.82	$(7.29)		$2.31	$1.66	$1.15
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.05)		$(0.09)	$(0.05)	$(0.05)
Net asset value, end of period	$16.48	$12.82		$20.16	$17.94	$16.33
Total return (%) (k)(r)(s)	30.20	(36.25	)(t)	12.93	10.20	7.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.14		1.13	1.14	1.19
Expenses after expense reductions (f)	1.15	1.13		1.13	1.14	1.19
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.15	N/A		N/A	N/A	N/A
Net investment income	0.80	0.78		0.23	0.51	0.23
Portfolio turnover	107	123		87	90	93
Net assets at end of period (000 omitted)	$17,196	$12,951		$21,116	$16,674	$13,533

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.82%.

See Notes to Financial Statements

14

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

15

MFS Research Series

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$189,282,530	$—	$—	$189,282,530
South Korea	—	2,086,770	—	2,086,770
Switzerland	—	1,789,930	—	1,789,930
Canada	1,697,877	—	—	1,697,877
Israel	1,413,489	—	—	1,413,489
Mutual Funds	1,459,456	—	—	1,459,456
Total investments	$193,853,352	$3,876,700	$—	$197,730,052

Short Sales	$(523,800)	$—	$—	$(523,800)

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

16

MFS Research Series

Notes to Financial Statements – continued

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives
		Location on Statement of Assets and Liabilities	Fair Value
Equity Contracts	Equity Options Purchased	Total investments, at value	$80,550

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Written Option Transactions	Investment Transactions (i.e., Purchased Options)	Total
Equity Contracts	$24,663	$(367,590)	$(342,927)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Investments (i.e., Purchased Options)
Equity Contracts	Equity Options Purchased	$23,385

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund writes call or put options on securities for which it believes the premium received exceeds the potential loss that would result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

17

MFS Research Series

Notes to Financial Statements – continued

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$ —
Options written	541	61,077
Options closed	(541)	(61,077)
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2009, this expense amounted to $2,835. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

18

MFS Research Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, wash sale loss deferrals, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$2,452,982	$1,312,851

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$187,506,504
Gross appreciation	22,348,917
Gross depreciation	(12,125,369)
Net unrealized appreciation (depreciation)	$10,223,548
Undistributed ordinary income	1,761,828
Capital loss carryforwards	(208,482,108)
Other temporary differences	(17,084)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(162,851,213)
12/31/16	(20,169,637)
12/31/17	(25,461,258)
$(208,482,108)

19

MFS Research Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$2,291,426	$1,264,745
Service Class	161,556	48,106
Total	$2,452,982	$1,312,851

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $25,621, which equated to 0.0150% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $1,151.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0226% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,011 and are included in miscellaneous expense on the Statement of Operations. MFS has

20

MFS Research Series

Notes to Financial Statements – continued

agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,050, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $180,428,480 and $187,833,250, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,367,134	$18,881,402	2,931,871	$54,152,673
Service Class	183,284	2,574,386	183,327	3,184,432
	1,550,418	$21,455,788	3,115,198	$57,337,105
Shares issued to shareholders in reinvestment of distributions
Initial Class	183,903	$2,291,426	66,741	$1,264,745
Service Class	13,008	161,556	2,551	48,106
	196,911	$2,452,982	69,292	$1,312,851
Shares reacquired
Initial Class	(2,266,106)	$(30,950,570)	(5,275,210)	$(95,094,385)
Service Class	(163,311)	(2,226,712)	(222,743)	(3,760,955)
	(2,429,417)	$(33,177,282)	(5,497,953)	$(98,855,340)
Net change
Initial Class	(715,069)	$(9,777,742)	(2,276,598)	$(39,676,967)
Service Class	32,981	509,230	(36,865)	(528,417)
	(682,088)	$(9,268,512)	(2,313,463)	$(40,205,384)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $2,712 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	35,662,218	(34,202,762)	1,459,456

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,152	$1,459,456

21

MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

22

MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

23

MFS Research Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

24

MFS Research Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joseph MacDougall Katrina Mead

25

MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

26

MFS Research Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’ advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

MFS Research Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS®
INVESTMENT MANAGEMENT

MFS® Research International Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VRI-ANN

MFS® RESEARCH INTERNATIONAL SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research International Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	2.9%
Royal Dutch Shell PLC, “A”	2.8%
BNP Paribas	2.7%
HSBC Holdings PLC	2.7%
TOTAL S.A.	2.6%
Roche Holding AG	2.6%
Vodafone Group PLC	2.6%
E.ON AG	2.1%
BHP Billiton PLC	2.0%
GDF Suez	2.0%

Global equity sectors
Financial Services	25.1%
Capital Goods	22.8%
Energy	13.9%
Health Care	8.1%
Consumer Staples	7.7%
Technology	7.7%
Consumer Cyclicals	7.4%
Telecom/Cable Television	6.1%

Country weightings (w)
United Kingdom	15.8%
Japan	15.0%
France	11.6%
Switzerland	10.3%
Germany	10.0%
Netherlands	7.4%
China	4.6%
Hong Kong	2.8%
Taiwan	2.8%
Other Countries	19.7%

(w)	Country weightings are based on the valuation currency of each security.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Research International Series (the “fund”) provided a total return of 30.86%, while Service Class shares of the fund provided a total return of 30.57%. These compare with a return of 32.46% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. The fund’s other benchmark, the MSCI All Country World (ex-US) Index, generated a return of 42.14%.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Stock selection in the financial services sector was the primary factor holding back the fund’s relative performance. Selling off shares of financial services firm Barclays PLC (h) (U.K.) prior to this stock’s impressive price increase during the year had a negative impact on relative returns. Owning insurance firm AXA (h) (France) only during the first half of the period also detracted from relative performance as this stock underperformed the benchmark during that time. Not owning strong-performing financial services firm Banco Santander (Spain) for the majority of the reporting period was another negative factor impacting relative results. Holdings of financial services firm Sumitomo Mitsui Financial Group (Japan) was another top detractor over the reporting period.

Elsewhere, an overweighted position in pallets and container manufacturer Brambles (h) (Australia) early in the reporting period hurt relative performance as this stock performed poorly during that time. Shares of Brambles fell as the company reported a decrease in its first-half profit amidst the dramatic slowdown in economic activity in its key markets. Holdings of transportation company East Japan Railway (Japan), telecommunications company KDDI (Japan), pharmaceutical company Daiichi Sankyo (h) (Japan), and convenience store chain Lawson (Japan) were also among the fund’s top detractors.

During the reporting period, the fund’s currency exposure held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

The fund’s cash position was also a detractor. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the consumer cyclicals sector boosted relative performance. Holdings of export trading company Li & Fung (Hong Kong), marketing firm WPP Group (U.K.), and luxury goods maker LVMH Moet Hennessy Louis Vuitton (France) were among the fund’s top contributors. The stock price of Li & Fung, a major supplier of toys and clothing products to large discount retailers such as Wal-Mart and Target, climbed as the company benefited from significant market share gains as the recession pressured consumers to shop for less expensive goods. Shares of Louis Vuitton rose due to increased sales of its

3

MFS Research International Series

Management Review – continued

fashion division, highlighting the resilience of the brand. Sales of its handbags and leather goods were strong in emerging market countries during the period.

Stock selection in the technology and energy sectors also had a positive impact on relative returns. Within the technology sector, computer and electronics maker Acer (b) (Taiwan) was a key driver for relative performance. Although the energy sector was a top contributor during the reporting period, no individual securities within this sector were among the fund’s top contributors.

Stocks in other sectors that bolstered relative results included financial services firm BNP Paribas (France), ship builder Keppel (Singapore), industrial machinery manufacturer Bucyrus International (b)(h), specialty chemical manufacturer Akzo Nobel (The Netherlands), banking firm Bank of Cyprus Public (Cyprus), and financial services firm Itau Unibanco (b)(h) (Brazil).

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	4/29/05	30.86%	5.62%
Service Class	4/29/05	30.57%	5.35%

Comparative benchmarks
MSCI EAFE Index (f)		32.46%	4.89%
MSCI All Country World (ex-US) Index (f)		42.14%	7.30%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definitions

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

MSCI EAFE Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

5

MFS Research International Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Research International Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	1.10%	$1,000.00	$1,227.13	$6.17
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
Service Class	Actual	1.35%	$1,000.00	$1,226.19	$7.58
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Research International Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Alcoholic Beverages – 1.0%
Heineken N.V.	37,900	$1,795,835

Apparel Manufacturers – 2.0%
Li & Fung Ltd.	190,000	$781,941
LVMH Moet Hennessy Louis Vuitton S.A.	25,180	2,829,266

		$3,611,207

Automotive – 0.9%
Bridgestone Corp.	90,100	$1,578,940

Biotechnology – 0.4%
Actelion Ltd. (a)	14,033	$748,825

Broadcasting – 1.8%
Grupo Televisa S.A., ADR	31,230	$648,335
WPP Group PLC	268,293	2,619,846

		$3,268,181

Brokerage & Asset Managers – 3.3%
Aberdeen Asset Management PLC	260,230	$563,234
BM&F Bovespa S.A.	130,900	909,736
Deutsche Boerse AG	21,110	1,755,210
Hong Kong Exchanges & Clearing Ltd.	85,300	1,518,545
Nomura Holdings, Inc.	175,100	1,290,412

		$6,037,137

Business Services – 1.7%
Mitsubishi Corp.	74,900	$1,862,227
Nomura Research, Inc.	59,900	1,173,268

		$3,035,495

Chemicals – 0.4%
Monsanto Co.	8,100	$662,175

Computer Software – Systems – 2.3%
Acer, Inc.	565,190	$1,688,478
Konica Minolta Holdings, Inc.	135,500	1,389,704
Ricoh Co. Ltd.	70,000	987,599

		$4,065,781

Conglomerates – 4.9%
Hutchison Whampoa Ltd.	202,000	$1,381,422
Keppel Corp. Ltd.	403,000	2,344,938
Siemens AG	34,920	3,202,965
Tomkins PLC	594,290	1,834,733

		$8,764,058

Construction – 0.8%
Corporacion Moctezuma S.A. de C.V.	58,400	$133,924
Geberit AG	5,678	1,005,778
Urbi Desarrollos Urbanos S.A. de C.V. (a)	173,280	389,158

		$1,528,860

Consumer Products – 1.8%
Hengan International Group Co. Ltd.	92,000	$680,974
Kimberly-Clark de Mexico S.A. de C.V., “A”	153,020	684,976

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
Reckitt Benckiser Group PLC	33,650	$1,824,037

		$3,189,987

Electrical Equipment – 1.3%
Legrand S.A.	12,510	$349,259
Schneider Electric S.A.	18,012	2,086,724

		$2,435,983

Electronics – 2.6%
Samsung Electronics Co. Ltd.	2,107	$1,439,045
Taiwan Semiconductor Manufacturing Co. Ltd.	1,647,174	3,304,127

		$4,743,172

Energy – Independent – 1.8%
CNOOC Ltd.	320,000	$498,193
Cobalt International Energy Inc. (a)	30,470	421,705
INPEX Corp.	142	1,065,778
Nexen, Inc.	20,730	499,891
Tullow Oil PLC	39,159	816,619

		$3,302,186

Energy – Integrated – 6.7%
Eni S.p.A.	40,580	$1,033,130
Marathon Oil Corp.	18,980	592,556
Petroleo Brasileiro S.A., ADR	7,420	353,786
Royal Dutch Shell PLC, “A”	165,030	4,982,698
Suncor Energy, Inc.	12,240	435,483
TOTAL S.A.	73,270	4,695,256

		$12,092,909

Engineering – Construction – 1.0%
JGC Corp.	96,000	$1,767,276

Food & Beverages – 4.2%
Groupe Danone	40,874	$2,489,197
Nestle S.A.	105,968	5,148,222

		$7,637,419

Food & Drug Stores – 0.9%
Lawson, Inc.	38,200	$1,681,645

Insurance – 4.1%
China Life Insurance Co. Ltd.	126,000	$616,560
China Pacific Insurance Co. Ltd. (a)	117,600	468,677
ING Groep N.V. (a)	304,490	2,943,558
SNS REAAL Groep N.V. (a)	69,280	418,864
Storebrand A.S.A. (a)	128,390	871,092
Swiss Reinsurance Co.	23,510	1,126,384
Zurich Financial Services Ltd.	4,060	882,752

		$7,327,887

Leisure & Toys – 0.2%
Sankyo Co. Ltd.	5,800	$288,957

8

MFS Research International Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 1.0%
Beml Ltd.	21,920	$524,915
Glory Ltd.	61,400	1,358,072

		$1,882,987

Major Banks – 9.5%
Bank of China Ltd.	3,453,000	$1,848,772
BNP Paribas	62,477	4,930,286
Commonwealth Bank of Australia	22,960	1,119,580
HSBC Holdings PLC	422,510	4,821,825
Julius Baer Group Ltd.	25,767	899,927
KBC Group N.V. (a)	18,761	812,464
Sumitomo Mitsui Financial Group, Inc.	54,000	1,539,518
Westpac Banking Corp.	50,300	1,132,213

		$17,104,585

Medical Equipment – 2.0%
Smith & Nephew PLC	135,104	$1,387,263
Synthes, Inc.	17,410	2,280,159

		$3,667,422

Metals & Mining – 2.5%
BHP Billiton PLC	113,520	$3,626,138
Iluka Resources Ltd. (a)	271,600	864,349

		$4,490,487

Natural Gas – Distribution – 2.5%
GDF Suez	83,056	$3,605,881
Tokyo Gas Co. Ltd.	223,000	888,313

		$4,494,194

Network & Telecom – 1.1%
Nokia Oyj	149,790	$1,922,980

Oil Services – 0.4%
Saipem S.p.A.	22,560	$774,998

Other Banks & Diversified Financials – 7.8%
Aeon Credit Service Co. Ltd.	111,800	$1,074,365
Banco Santander Brasil, ADR	91,800	1,279,692
Bank of Cyprus Public Co. Ltd.	164,217	1,144,668
Chiba Bank Ltd.	165,000	984,657
China Construction Bank	2,744,000	2,335,645
HDFC Bank Ltd., ADR	10,790	1,403,563
Housing Development Finance Corp. Ltd.	8,691	499,740
ICICI Bank Ltd.	48,746	908,953
ICICI Bank Ltd., ADR	12,200	460,062
UBS AG (a)	115,697	1,777,328
Unione di Banche Italiane ScpA	153,304	2,195,973

		$14,064,646

Pharmaceuticals – 5.7%
Bayer AG	28,633	$2,288,495
Merck KGaA	21,000	1,961,612
Roche Holding AG	27,500	4,678,195
Santen, Inc.	41,800	1,337,456

		$10,265,758

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Precious Metals & Minerals – 1.8%
Lihir Gold Ltd.	298,791	$871,530
Paladin Resources Ltd. (a)	105,413	391,211
Teck Resources Ltd., “B” (a)	55,580	1,956,739

		$3,219,480

Printing & Publishing – 0.8%
Reed Elsevier PLC	169,660	$1,393,209

Railroad & Shipping – 1.2%
East Japan Railway Co.	33,900	$2,136,608

Real Estate – 0.4%
Mirvac Group	28,020	$38,981
Shimao Property Holdings Ltd.	323,500	606,731

		$645,712

Specialty Chemicals – 4.4%
Akzo Nobel N.V.	45,420	$2,993,754
Linde AG	26,420	3,180,043
Symrise AG	85,026	1,825,897

		$7,999,694

Specialty Stores – 1.7%
Esprit Holdings Ltd.	200,276	$1,318,116
Industria de Diseno Textil S.A.	26,950	1,669,921

		$2,988,037

Telecommunications – Wireless – 4.1%
America Movil S.A.B. de C.V., “L”, ADR	16,570	$778,459
KDDI Corp.	235	1,239,245
Vivo Participacoes S.A., ADR	21,670	671,770
Vodafone Group PLC	1,999,680	4,630,660

		$7,320,134

Telephone Services – 2.0%
China Unicom Ltd.	890,000	$1,169,772
Royal KPN N.V.	141,740	2,405,786

		$3,575,558

Tobacco – 0.7%
Japan Tobacco, Inc.	390	$1,315,922

Trucking – 2.6%
TNT N.V.	89,045	$2,725,564
Yamato Holdings Co. Ltd.	146,800	2,030,154

		$4,755,718

Utilities – Electric Power – 2.5%
CEZ AS	15,730	$739,589
E.ON AG	90,194	3,765,389

		$4,504,978

Total Common Stocks (Identified Cost, $181,522,513)		$178,087,022

9

MFS Research International Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.0%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	1,839,795	$1,839,795

Total Investments (Identified Cost, $183,362,308)		$179,926,817

OTHER ASSETS, LESS LIABILITIES – 0.2%		332,953

Net Assets – 100.0%		$180,259,770

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

10

MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $181,522,513)	$178,087,022
Underlying funds, at cost and value	1,839,795
Total investments, at value (identified cost, $183,362,308)	$179,926,817
Cash	3,609
Foreign currency, at value (identified cost, $445,154)	445,657
Receivables for
Investments sold	185,144
Fund shares sold	352,266
Interest and dividends	277,091
Receivable from investment adviser	28,493
Other assets	2,845
Total assets		$181,221,922
Liabilities
Payables for
Investments purchased	$740,177
Fund shares reacquired	86,583
Payable to affiliates
Investment adviser	8,919
Shareholder servicing costs	41
Distribution and/or service fees	471
Administrative services fee	203
Payable for independent Trustees’ compensation	39
Accrued expenses and other liabilities	125,719
Total liabilities		$962,152
Net assets		$180,259,770
Net assets consist of
Paid-in capital	$217,889,973
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(3,431,539)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(36,942,575)
Undistributed net investment income	2,743,911
Net assets		$180,259,770
Shares of beneficial interest outstanding		15,835,551

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$146,044,281	12,814,590	$11.40
Service Class	34,215,489	3,020,961	11.33

See Notes to Financial Statements

11

MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$5,139,711
Interest	87
Dividends from underlying funds	4,837
Foreign taxes withheld	(519,774)
Total investment income		$4,624,861
Expenses
Management fee	$1,442,433
Distribution and/or service fees	69,345
Shareholder servicing costs	24,148
Administrative services fee	36,795
Independent Trustees’ compensation	7,032
Custodian fee	292,043
Shareholder communications	74,499
Auditing fees	72,427
Legal fees	5,813
Miscellaneous	18,638
Total expenses		$2,043,173
Fees paid indirectly	(5)
Reduction of expenses by investment adviser	(208,015)
Net expenses		$1,835,153
Net investment income		$2,789,708
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$760,567
Foreign currency transactions	(8,410)
Net realized gain (loss) on investments and foreign currency transactions		$752,157
Change in unrealized appreciation (depreciation)
Investments	$43,907,052
Translation of assets and liabilities in foreign currencies	9,115
Net unrealized gain (loss) on investments and foreign currency translation		$43,916,167
Net realized and unrealized gain (loss) on investments and foreign currency		$44,668,324
Change in net assets from operations		$47,458,032

See Notes to Financial Statements

12

MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$2,789,708	$2,900,795
Net realized gain (loss) on investments and foreign currency transactions	752,157	(36,893,451)
Net unrealized gain (loss) on investments and foreign currency translation	43,916,167	(53,808,476)
Change in net assets from operations	$47,458,032	$(87,801,132)
Distributions declared to shareholders
From net investment income	$(2,709,838)	$(729,833)
From net realized gain on investments	—	(4,510,313)
Total distributions declared to shareholders	$(2,709,838)	$(5,240,146)
Change in net assets from fund share transactions	$(2,432,571)	$119,759,742
Total change in net assets	$42,315,623	$26,718,464
Net assets
At beginning of period	137,944,147	111,225,683
At end of period (including undistributed net investment income of $2,743,911 and $2,649,458, respectively)	$180,259,770	$137,944,147

See Notes to Financial Statements

13

MFS Research International Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$8.89	$16.12	$14.44	$11.84	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.25	$0.17	$0.18	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	2.51	(6.82)	1.67	2.85	2.03
Total from investment operations	$2.68	$(6.57)	$1.84	$3.03	$2.08
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.10)	$—	$(0.13)	$(0.07)
From net realized gain on investments	—	(0.56)	(0.16)	(0.30)	(0.17)
Total distributions declared to shareholders	$(0.17)	$(0.66)	$(0.16)	$(0.43)	$(0.24)
Net asset value, end of period	$11.40	$8.89	$16.12	$14.44	$11.84
Total return (%) (k)(r)(s)	30.86	(42.39)	12.82	25.67	20.85	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.35	1.56	2.77	4.03	(a)
Expenses after expense reductions (f)	1.10	1.10	1.10	1.10	1.10	(a)
Net investment income	1.78	2.06	1.14	1.36	0.66	(a)
Portfolio turnover	92	77	64	130	95
Net assets at end of period (000 omitted)	$146,044	$115,944	$81,987	$32,437	$5,878

See Notes to Financial Statements

14

MFS Research International Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005 (c)
Net asset value, beginning of period	$8.83	$16.02	$14.39	$11.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.25	$0.16	$0.06	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.49	(6.81)	1.63	2.91	2.04
Total from investment operations	$2.64	$(6.56)	$1.79	$2.97	$2.06
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.07)	$—	$(0.11)	$(0.06)
From net realized gain on investments	—	(0.56)	(0.16)	(0.30)	(0.17)
Total distributions declared to shareholders	$(0.14)	$(0.63)	$(0.16)	$(0.41)	$(0.23)
Net asset value, end of period	$11.33	$8.83	$16.02	$14.39	$11.83
Total return (%) (k)(r)(s)	30.57	(42.52)	12.52	25.21	20.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.58	1.81	2.86	4.28	(a)
Expenses after expense reductions (f)	1.35	1.35	1.35	1.35	1.35	(a)
Net investment income	1.56	2.01	1.03	0.41	0.28	(a)
Portfolio turnover	92	77	64	130	95
Net assets at end of period (000 omitted)	$34,215	$22,000	$29,238	$13,707	$241

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, April 29, 2005, through the stated period end.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

15

MFS Research International Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

16

MFS Research International Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$2,387,271	$26,112,992	$—	$28,500,263
Japan	11,783,169	15,206,946	—	26,990,115
France	6,784,406	14,201,462	—	20,985,868
Switzerland	748,825	17,798,746	—	18,547,571
Germany	5,542,719	12,436,893	—	17,979,612
Netherlands	2,405,786	10,877,576	—	13,283,362
China	468,677	7,756,647	—	8,225,324
Hong Kong	—	5,000,024	—	5,000,024
Taiwan	—	4,992,605	—	4,992,605
Other Countries	12,611,601	20,970,677	—	33,582,278
Mutual Funds	1,839,795	—	—	1,839,795
Total Investments	$44,572,249	$135,354,568	$—	$179,926,817

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

17

MFS Research International Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$2,709,838	$2,730,693
Long-term capital gain	—	2,509,453
Total distributions	$2,709,838	$5,240,146

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$185,961,477
Gross appreciation	12,902,969
Gross depreciation	(18,937,629)
Net unrealized appreciation (depreciation)	$(6,034,660)
Undistributed ordinary income	2,780,765
Capital loss carryforwards	(34,377,473)
Other temporary differences	1,165

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(31,373,068)
12/31/17	(3,004,405)
$(34,377,473)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per

18

MFS Research International Series

Notes to Financial Statements – continued

share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$2,268,920	$607,164	$—	$3,500,106
Service Class	440,918	122,669	—	1,010,207
Total	$2,709,838	$729,833	$—	$4,510,313

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement terminated on April 30, 2009. In addition, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2011. For the year ended December 31, 2009, the reduction under these agreements amounted to $207,036 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $23,660, which equated to 0.0148% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $488.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0229% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the

19

MFS Research International Series

Notes to Financial Statements – continued

terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,861 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $979, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $143,927,964 and $145,829,077, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,788,847	$43,782,934	8,999,421	$119,561,274
Service Class	2,311,178	21,674,607	1,729,983	24,123,372
	7,100,025	$65,457,541	10,729,404	$143,684,646
Shares issued to shareholders in reinvestment of distributions
Initial Class	281,155	$2,268,920	278,648	$4,107,270
Service Class	54,909	440,918	77,224	1,132,876
	336,064	$2,709,838	355,872	$5,240,146
Shares reacquired
Initial Class	(5,304,741)	$(53,896,882)	(1,315,392)	$(15,370,276)
Service Class	(1,837,897)	(16,703,068)	(1,139,116)	(13,794,774)
	(7,142,638)	$(70,599,950)	(2,454,508)	$(29,165,050)
Net change
Initial Class	(234,739)	$(7,845,028)	7,962,677	$108,298,268
Service Class	528,190	5,412,457	668,091	11,461,474
	293,451	$(2,432,571)	8,630,768	$119,759,742

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $2,622 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	68,495,877	(66,656,082)	1,839,795

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,837	$1,839,795

20

MFS Research International Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research International Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

21

MFS Research International Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

22

MFS Research International Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

23

MFS Research International Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

24

MFS Research International Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period ended December 31, 2008 relative to the Lipper performance universe. The Fund commenced operations on April 29, 2005 and has a limited operating history and performance record; therefore, no performance data for the five-year period was available for the Fund. In considering investment performance, however, the Trustees also took into account the investment performance of other MFS Funds with comparable investment objectives and policies as the Fund, including the performance

25

MFS Research International Series

Board Review of Investment Advisory Agreement – continued

of MFS Research International Fund. Because of the passage of time, this performance is likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

26

MFS Research International Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Research International Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $5,117,546. The fund intends to pass through foreign tax credits of $520,688 for the fiscal year.

28

MFS Research International Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS® Growth Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VEG-ANN

MFS® GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	4.3%
Apple, Inc.	3.7%
Cisco Systems, Inc.	2.8%
Danaher Corp.	2.3%
Hewlett-Packard Co.	2.2%
Adobe Systems, Inc.	2.2%
Visa, Inc., “A”	1.7%
American Tower Corp., “A”	1.7%
CME Group, Inc.	1.6%
Express Scripts, Inc.	1.5%

Equity sectors
Technology	24.4%
Health Care	14.8%
Retailing	8.8%
Special Products & Services	8.1%
Financial Services	7.1%
Leisure	7.0%
Consumer Staples	7.0%
Energy	5.6%
Basic Materials	4.7%
Industrial Goods & Services	4.7%
Utilities & Communications	2.1%
Transportation	1.8%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Growth Series (the “fund”) provided a total return of 37.67%, while Service Class shares of the fund provided a total return of 37.33%. These compare with a return of 37.01% for the fund’s benchmark, the Russell 3000 Growth Index. Effective at the close of business, December 31, 2009, the Russell 1000 Growth Index replaced the Russell 3000 Growth Index as the fund’s benchmark. For the twelve months ended December 31, 2009, the Russell 1000 Growth Index generated a return of 37.21%.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Stock selection in the leisure and special products and services sectors boosted the fund’s performance relative to the Russell 3000 Growth Index. In the leisure sector, not owning fast-food restaurant chain McDonald’s benefited relative returns as this stock underperformed the benchmark over the reporting period. Within the special products and services sector, online travel company Priceline.com was among the fund’s top contributors.

Stock selection in the technology sector also had a positive impact on relative results. Holdings of personal computer and electronics maker Apple, networking chip maker Marvell Technology Group, internet search engine Google, and internet software service provider Tencent Holdings (b) all turned in impressive returns over the reporting period. The stock price of Marvell Technology Group climbed after the company’s management announced cost-cutting initiatives in response to deteriorating economic conditions earlier in the year. The company also raised earnings expectations.

Elsewhere, the fund’s timing of ownership in shares of integrated oil and gas company Exxon Mobil (h), biotechnology company Genentech (h), consumer products maker The Procter & Gamble Company, and financial services firm Goldman Sachs also aided relative performance.

During the reporting period, the fund’s currency exposure contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Detractors from Performance

Stock selection in the financial services sector was a major factor detracting from relative performance. The timing of our ownership in shares of financial services firm Wells Fargo (h), and the fund’s holdings of JPMorgan Chase (b), held back relative results.

Individual securities in other sectors that also hindered relative returns included global biotech company Genzyme, cardiovascular medical device maker St. Jude Medical (h), biotechnology company Gilead Sciences, and integrated energy company Chevron (b)(h). Shares of Genzyme suffered as the company announced that it had failed a government inspection in its

3

MFS Growth Series

Management Review – continued

Massachusetts manufacturing facility and had to temporarily shut down production due to a viral infection in one of its bioreactors. Elsewhere, the timing of our ownership in shares of brewer Molson Coors Brewing (h), and not owning strong-performing software giant Microsoft and technology company International Business Machines (IBM), hindered relative returns.

The fund’s cash position was also a detractor. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Eric Fischman

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	7/24/95	37.67%	4.23%	(4.35)%	N/A
Service Class	5/01/00	37.33%	3.97%	N/A	(4.50)%

Comparative benchmarks
Russell 1000 Growth Index (f)		37.21%	1.63%	(3.99)%	N/A
Russell 3000 Growth Index (f)		37.01%	1.58%	(3.79)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary).

Effective the close of business on 12/31/09, the fund changed its benchmark from the Russell 3000 Growth Index to the Russell 1000 Growth Index to better reflect the fund’s investment policies and objectives.

Benchmark Definitions

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

5

MFS Growth Series

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.84%	$1,000.00	$1,238.01	$4.74
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class	Actual	1.09%	$1,000.00	$1,236.81	$6.15
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.1%
Aerospace – 1.3%
Goodrich Corp.	66,260	$4,257,203
Precision Castparts Corp.	26,300	2,902,205

		$7,159,408

Apparel Manufacturers – 0.7%
Coach, Inc.	36,030	$1,316,176
NIKE, Inc., “B”	33,376	2,205,152

		$3,521,328

Biotechnology – 2.6%
Alexion Pharmaceuticals, Inc. (a)	55,000	$2,685,100
Celgene Corp. (a)	51,520	2,868,634
Genzyme Corp. (a)	56,220	2,755,342
Gilead Sciences, Inc. (a)	95,670	4,140,598
Human Genome Sciences, Inc. (a)	36,740	1,124,244

		$13,573,918

Broadcasting – 1.4%
Discovery Communications, Inc., “A” (a)	98,320	$3,015,474
Walt Disney Co.	139,900	4,511,775

		$7,527,249

Brokerage & Asset Managers – 3.5%
Affiliated Managers Group, Inc. (a)	47,730	$3,214,616
BM&F Bovespa S.A.	302,100	2,099,550
Charles Schwab Corp.	103,120	1,940,718
CME Group, Inc.	25,450	8,549,928
Franklin Resources, Inc.	9,730	1,025,056
Hong Kong Exchanges & Clearing Ltd.	100,000	1,780,240

		$18,610,108

Business Services – 5.2%
Accenture Ltd., “A”	57,400	$2,382,100
Cognizant Technology Solutions Corp., “A” (a)	120,510	5,459,103
MasterCard, Inc., “A”	30,580	7,827,868
Visa, Inc., “A”	102,260	8,943,660
Western Union Co.	159,900	3,014,115

		$27,626,846

Chemicals – 1.4%
Monsanto Co.	90,710	$7,415,543

Computer Software – 4.8%
Adobe Systems, Inc. (a)	316,930	$11,656,685
Autonomy Corp. PLC (a)	54,300	1,325,229
Citrix Systems, Inc. (a)	80,970	3,369,162
Oracle Corp.	282,380	6,929,605
VeriSign, Inc. (a)	90,463	2,192,823

		$25,473,504

Computer Software – Systems – 7.1%
Apple, Inc. (a)(s)	92,820	$19,572,025
EMC Corp. (a)	251,360	4,391,259

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – continued
Hewlett-Packard Co.	226,520	$11,668,045
VMware, Inc. (a)	43,190	1,830,392

		$37,461,721

Consumer Products – 3.1%
Avon Products, Inc.	95,800	$3,017,700
Colgate-Palmolive Co.	91,120	7,485,508
Natura Cosmeticos S.A.	149,750	3,123,161
Procter & Gamble Co.	49,340	2,991,484

		$16,617,853

Consumer Services – 2.9%
Capella Education Co. (a)	24,180	$1,820,754
DeVry, Inc.	66,900	3,795,237
Monster Worldwide, Inc. (a)	79,480	1,382,952
Priceline.com, Inc. (a)	22,400	4,894,400
Strayer Education, Inc.	17,460	3,710,075

		$15,603,418

Electrical Equipment – 3.0%
Danaher Corp.	165,130	$12,417,776
Rockwell Automation, Inc.	35,420	1,664,032
Tyco Electronics Ltd.	65,200	1,600,660

		$15,682,468

Electronics – 2.9%
Hittite Microwave Corp. (a)	40,710	$1,658,933
Intel Corp.	243,450	4,966,380
Linear Technology Corp.	74,630	2,279,200
Marvell Technology Group Ltd. (a)	83,310	1,728,683
National Semiconductor Corp.	111,300	1,709,568
Samsung Electronics Co. Ltd.	4,055	2,769,496

		$15,112,260

Energy – Independent – 2.9%
Anadarko Petroleum Corp.	75,620	$4,720,200
Apache Corp.	38,200	3,941,094
Noble Energy, Inc.	69,730	4,966,171
Southwestern Energy Co. (a)	40,520	1,953,064

		$15,580,529

Energy – Integrated – 0.3%
Petroleo Brasileiro S.A., ADR	32,340	$1,541,971

Engineering – Construction – 0.4%
Fluor Corp.	41,380	$1,863,755

Entertainment – 2.1%
DreamWorks Animation, Inc., “A” (a)	180,330	$7,204,184
TiVo, Inc. (a)	404,110	4,113,840

		$11,318,024

Food & Beverages – 2.6%
Coca-Cola Co.	122,620	$6,989,340
Mead Johnson Nutrition Co., “A”	67,700	2,958,490

8

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
PepsiCo, Inc.	64,600	$3,927,680

		$13,875,510

Food & Drug Stores – 0.7%
Walgreen Co.	103,670	$3,806,762

Gaming & Lodging – 2.0%
Carnival Corp. (a)	38,680	$1,225,769
International Game Technology	161,620	3,033,607
Royal Caribbean Cruises Ltd. (a)	131,220	3,317,242
Starwood Hotels & Resorts Worldwide, Inc.	86,530	3,164,402

		$10,741,020

General Merchandise – 2.1%
Costco Wholesale Corp.	62,300	$3,686,291
Dollar General Corp. (a)	55,420	1,243,071
Target Corp.	126,700	6,128,479

		$11,057,841

Insurance – 0.7%
Verisk Analytics, Inc., “A” (a)	125,720	$3,806,802

Internet – 5.0%
Google, Inc., “A” (a)	36,980	$22,926,860
Tencent Holdings Ltd.	178,200	3,840,640

		$26,767,500

Leisure & Toys – 0.4%
THQ, Inc. (a)	405,660	$2,044,526

Major Banks – 2.0%
Bank of America Corp.	205,640	$3,096,938
Goldman Sachs Group, Inc.	26,760	4,518,158
JPMorgan Chase & Co.	39,800	1,658,466
State Street Corp.	25,310	1,101,997

		$10,375,559

Medical & Health Technology & Services – 4.2%
athenahealth, Inc. (a)	24,100	$1,090,284
Cerner Corp. (a)	33,940	2,798,014
Express Scripts, Inc. (a)	91,200	7,884,240
IDEXX Laboratories, Inc. (a)	60,240	3,219,226
Medassets, Inc. (a)	81,400	1,726,494
Medco Health Solutions, Inc. (a)	83,610	5,343,515

		$22,061,773

Medical Equipment – 4.5%
Becton, Dickinson & Co.	61,670	$4,863,296
Conceptus, Inc. (a)	234,010	4,390,028
Covidien PLC	109,200	5,229,588
DENTSPLY International, Inc.	56,100	1,973,037
Synthes, Inc.	22,200	2,907,498
Thermo Fisher Scientific, Inc. (a)	90,400	4,311,176

		$23,674,623

Metals & Mining – 0.9%
BHP Billiton Ltd., ADR	28,840	$2,208,567
Freeport-McMoRan Copper & Gold, Inc.	30,470	2,446,436

		$4,655,003

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 4.6%
Ciena Corp. (a)	111,100	$1,204,324
Cisco Systems, Inc. (a)	630,640	15,097,522
Juniper Networks, Inc. (a)	277,800	7,408,926
Palm, Inc. (a)(l)	93,280	936,531

		$24,647,303

Oil Services – 2.4%
Halliburton Co.	183,550	$5,523,020
Noble Corp.	99,467	4,048,307
Schlumberger Ltd.	51,980	3,383,378

		$12,954,705

Other Banks & Diversified Financials – 0.9%
American Express Co.	118,100	$4,785,412

Pharmaceuticals – 3.5%
Abbott Laboratories	123,950	$6,692,061
Allergan, Inc.	51,400	3,238,714
Merck & Co., Inc.	50,593	1,848,668
Teva Pharmaceutical Industries Ltd., ADR	123,110	6,916,320

		$18,695,763

Precious Metals & Minerals – 1.0%
Goldcorp, Inc.	52,720	$2,074,005
Teck Resources Ltd., “B” (a)	93,140	3,257,106

		$5,331,111

Printing & Publishing – 1.1%
MSCI, Inc., “A” (a)	133,240	$4,237,032
VistaPrint Ltd. (a)	29,980	1,698,667

		$5,935,699

Railroad & Shipping – 0.5%
Union Pacific Corp.	45,400	$2,901,060

Specialty Chemicals – 1.4%
Air Products & Chemicals, Inc.	15,510	$1,257,241
Praxair, Inc.	79,870	6,414,360

		$7,671,601

Specialty Stores – 5.3%
Abercrombie & Fitch Co., “A”	75,120	$2,617,932
Amazon.com, Inc. (a)	50,360	6,774,427
Ctrip.com International Ltd., ADR (a)	42,860	3,079,920
Home Depot, Inc.	162,540	4,702,282
J. Crew Group, Inc. (a)	45,880	2,052,671
Staples, Inc.	185,390	4,558,740
Tiffany & Co.	50,210	2,159,030
TJX Cos., Inc.	52,910	1,933,861

		$27,878,863

Telecommunications – Wireless – 0.4%
America Movil S.A.B. de C.V., “L”, ADR	43,300	$2,034,234

Telephone Services – 1.7%
American Tower Corp., “A” (a)	204,983	$8,857,315

Tobacco – 1.3%
Philip Morris International, Inc.	138,890	$6,693,109

9

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 1.3%
Expeditors International of Washington, Inc.	85,470	$2,968,373
Landstar System, Inc.	96,770	3,751,773

		$6,720,146

Total Common Stocks (Identified Cost, $440,047,219)		$509,663,143

MONEY MARKET FUNDS (v) – 3.8%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	19,873,873	$19,873,873

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	618,891	$618,891

Total Investments (Identified Cost, $460,539,983)		$530,155,907

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(6,916)

Net Assets – 100.0%		$530,148,991

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $183,448. At December 31, 2009, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $440,666,110)	$510,282,034
Underlying funds, at cost and value	19,873,873
Total investments, at value, including $591,188 of securities on loan (identified cost, $460,539,983)	$530,155,907
Cash	10,750
Receivables for
Fund shares sold	1,761,104
Interest and dividends	428,556
Other assets	7,450
Total assets		$532,363,767
Liabilities
Payables for
Investments purchased	$1,240,292
Fund shares reacquired	241,752
Collateral for securities loaned, at value	618,891
Payable to affiliates
Investment adviser	21,916
Shareholder servicing costs	199
Distribution and/or service fees	440
Administrative services fee	493
Payable for independent Trustees’ compensation	29
Accrued expenses and other liabilities	90,764
Total liabilities		$2,214,776
Net assets		$530,148,991
Net assets consist of
Paid-in capital	$946,548,513
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	69,614,331
Accumulated net realized gain (loss) on investments and foreign currency transactions	(486,560,521)
Undistributed net investment income	546,668
Net assets		$530,148,991
Shares of beneficial interest outstanding		24,761,665

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$498,287,617	23,251,319	$21.43
Service Class	31,861,374	1,510,346	21.10

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$4,407,951
Interest	66,640
Dividends from underlying funds	32,414
Foreign taxes withheld	(36,822)
Total investment income		$4,470,183
Expenses
Management fee	$3,355,663
Distribution and/or service fees	58,779
Shareholder servicing costs	68,419
Administrative services fee	87,482
Independent Trustees’ compensation	15,050
Custodian fee	80,224
Shareholder communications	127,624
Auditing fees	50,584
Legal fees	14,092
Miscellaneous	34,935
Total expenses		$3,892,852
Reduction of expenses by investment adviser	(2,735)
Net expenses		$3,890,117
Net investment income		$580,066
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(23,386,683)
Foreign currency transactions	(32,901)
Net realized gain (loss) on investments and foreign currency transactions		$(23,419,584)
Change in unrealized appreciation (depreciation)
Investments	$169,084,384
Translation of assets and liabilities in foreign currencies	290
Net unrealized gain (loss) on investments and foreign currency translation		$169,084,674
Net realized and unrealized gain (loss) on investments and foreign currency		$145,665,090
Change in net assets from operations		$146,245,156

See Notes to Financial Statements

12

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$580,066	$1,443,213
Net realized gain (loss) on investments and foreign currency transactions	(23,419,584)	(58,659,427)
Net unrealized gain (loss) on investments and foreign currency translation	169,084,674	(200,125,161)
Change in net assets from operations	$146,245,156	$(257,341,375)
Distributions declared to shareholders
From net investment income	$(1,356,880)	$(1,293,514)
Change in net assets from fund share transactions	$(23,236,235)	$(74,984,657)
Total change in net assets	$121,652,041	$(333,619,546)
Net assets
At beginning of period	408,496,950	742,116,496
At end of period (including undistributed net investment income of $546,668 and $1,356,383, respectively)	$530,148,991	$408,496,950

See Notes to Financial Statements

13

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.62	$25.01	$20.64	$19.13	$17.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.05	$0.05	$(0.03)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	5.83	(9.39)	4.32	1.54	1.66
Total from investment operations	$5.86	$(9.34)	$4.37	$1.51	$1.61
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.05)	$—	$—	$—
Net asset value, end of period	$21.43	$15.62	$25.01	$20.64	$19.13
Total return (%) (k)(r)(s)	37.67	(37.42)	21.17	7.89	9.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.84	0.87	0.87	0.88
Expenses after expense reductions (f)	0.86	0.84	0.87	0.87	0.88
Net investment income (loss)	0.14	0.25	0.20	(0.14)	(0.29)
Portfolio turnover	100	129	84	127	95
Net assets at end of period (000 omitted)	$498,288	$389,813	$711,418	$667,776	$761,444

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.37	$24.61	$20.36	$18.92	$17.37
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.00 (w)	$(0.01)	$(0.07)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	5.76	(9.24)	4.26	1.51	1.64
Total from investment operations	$5.74	$(9.24)	$4.25	$1.44	$1.55
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$—	$—
Net asset value, end of period	$21.10	$15.37	$24.61	$20.36	$18.92
Total return (%) (k)(r)(s)	37.33	(37.55)	20.87	7.61	8.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.09	1.12	1.12	1.13
Expenses after expense reductions (f)	1.10	1.08	1.12	1.12	1.13
Net investment income (loss)	(0.11)	0.01	(0.05)	(0.39)	(0.53)
Portfolio turnover	100	129	84	127	95
Net assets at end of period (000 omitted)	$31,861	$18,684	$30,698	$34,595	$32,332

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

14

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

15

MFS Growth Series

Notes to Financial Statements – continued

fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$470,705,207	$—	$—	$470,705,207
China	3,079,920	3,840,640	—	6,920,560
Israel	6,916,320	—	—	6,916,320
Brazil	4,665,132	2,099,550	—	6,764,682
Canada	5,331,111	—	—	5,331,111
Switzerland	—	2,907,498	—	2,907,498
South Korea	—	2,769,496	—	2,769,496
Australia	2,208,567	—	—	2,208,567
Mexico	2,034,234	—	—	2,034,234
Other Countries	1,325,228	1,780,240	—	3,105,468
Mutual Funds	20,492,764	—	—	20,492,764
Total investments	$516,758,483	$13,397,424	$—	$530,155,907

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an

16

MFS Growth Series

Notes to Financial Statements – continued

attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At December 31, 2009, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Investment Transactions (i.e., Purchased Options)
Equity Contracts	$(335,597)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction.

17

MFS Growth Series

Notes to Financial Statements – continued

The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2009, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and expiration of capital loss carryforwards.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$1,356,880	$1,293,514

18

MFS Growth Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$462,737,083
Gross appreciation	83,828,962
Gross depreciation	(16,410,138)
Net unrealized appreciation (depreciation)	$67,418,824
Undistributed ordinary income	546,668
Capital loss carryforwards	(484,363,421)
Other temporary differences	(1,593)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(403,877,987)
12/31/16	(52,541,803)
12/31/17	(27,943,631)
$(484,363,421)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$1,350,026	$1,293,514
Service Class	6,854	—
Total	$1,356,880	$1,293,514

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $66,917, which equated to 0.0149% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $1,502.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to

19

MFS Growth Series

Notes to Financial Statements – continued

provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0195% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,246 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,735, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $433,697,388 and $458,448,733, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,598,198	$64,125,112	3,457,210	$74,972,947
Service Class	790,963	13,734,162	425,314	8,611,953
	4,389,161	$77,859,274	3,882,524	$83,584,900
Shares issued to shareholders in reinvestment of distributions
Initial Class	70,237	$1,103,429	46,829	$1,088,771
Service Class	442	6,854	—	—
	70,679	$1,110,283	46,829	$1,088,771
Shares reacquired
Initial Class	(5,369,066)	$(93,774,134)	(6,999,206)	$(150,081,958)
Service Class	(496,838)	(8,431,658)	(456,849)	(9,576,370)
	(5,865,904)	$(102,205,792)	(7,456,055)	$(159,658,328)
Net change
Initial Class	(1,700,631)	$(28,545,593)	(3,495,167)	$(74,020,240)
Service Class	294,567	5,309,358	(31,535)	(964,417)
	(1,406,064)	$(23,236,235)	(3,526,702)	$(74,984,657)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the

20

MFS Growth Series

Notes to Financial Statements – continued

Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $7,108 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	127,021,836	(107,147,963)	19,873,873

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$32,414	$19,873,873

21

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

22

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

23

MFS Growth Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

24

MFS Growth Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Eric Fischman

25

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

26

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

MFS Growth Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS® Investors Trust Series

MFS® Variable Insurance Trust
Annual report

12/31/09

VGI-ANN

MFS® INVESTORS TRUST SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	2.6%
Oracle Corp.	2.4%
Hewlett-Packard Co.	2.4%
Google, Inc., “A”	2.4%
Cisco Systems, Inc.	2.4%
Johnson & Johnson	2.3%
Procter & Gamble Co.	2.3%
Abbott Laboratories	2.3%
AT&T, Inc.	2.1%
Walt Disney Co.	2.1%

Equity sectors
Technology	18.4%
Financial Services	15.2%
Health Care	12.6%
Consumer Staples	11.6%
Energy	9.7%
Utilities & Communications	7.1%
Retailing	5.7%
Industrial Goods & Services	5.5%
Basic Materials	4.1%
Leisure	3.8%
Special Products & Services	3.0%
Autos & Housing	1.4%
Transportation	0.7%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Investors Trust Series (the “fund”) provided a total return of 26.90%, while Service Class shares of the fund provided a total return of 26.56%. These compare with a return of 26.46% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong stock selection in the retailing sector contributed to the fund’s performance relative to the S&P 500 Index during the reporting period. Our holdings of strong-performing high-end department store Nordstrom were among the fund’s top relative contributors. Shares of Nordstrom performed well as the company reported earnings that met analyst expectations due, in part, to the company’s tight inventory management and lowering of its prices in an effort to offset slumping sales during the reporting period. Not owning weak-performing retail giant Wal-Mart also boosted relative results.

Favorable security selection in the energy sector was another positive area of relative strength. Our underweighted position in integrated oil and gas company Exxon Mobil benefited relative returns as investors appear to have sought more commodity-sensitive energy names on the hope of an economic recovery. In addition, our ownership in shares of offshore drilling company Noble Corp. had a positive impact on relative performance.

In the special products and services sector, stock selection also benefited relative returns. Credit card company Visa was a top relative contributor within this sector. Visa posted stronger-than-expected revenue even as consumers continued to cut back on their use of credit cards. The company partly attributed the results to its ongoing shift to electronic payments, as well as cost cuts, which helped offset a decline in payment volumes. In addition, the company announced a stock buy-back plan.

Individual standout performers in other sectors that bolstered relative performance included microchip and electronics manufacturer Samsung Electronics (South Korea) (b) and computer maker International Business Machines (IBM). The stock price of Samsung rose during the reporting period as the company’s earnings exceeded expectations due to a rise in semiconductor prices and an increase in market share in handsets and flat-panel TV’s.

Elsewhere, not owning diversified industrial conglomerate General Electric, financial services firm Citigroup, and pharmaceutical giant Pfizer also helped relative returns.

During the reporting period, the fund’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

3

MFS Investors Trust Series

Management Review – continued

Detractors from Performance

Security selection in the health care sector was the principal detractor from the fund’s relative performance. Our holdings of global biotech company Genzyme, pharmaceutical and medical products maker Abbott Laboratories, and Swiss pharmaceutical and diagnostic company Roche Holding (b) were all top relative detractors. Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down due to a viral infection in one of its bioreactors.

Elsewhere, the fund’s overweighted positions in defense contractor Lockheed Martin, and the timing of our ownership in shares of bank operator Bank of America and electric utility company Exelon Corp. (h), hindered relative returns. An overweight position in Lockheed Martin held back relative returns as the company reported uncharacteristically weaker-than-expected second quarter results due to project delays and lower award fees in its information systems business. Increased worries about the prospects for future defense budget cuts, in the face of increasingly large and growing U.S. budget deficits, appears to have also put pressure on the stock’s price. Not owning standout benchmark performers, such as software giant Microsoft, internet retailer Amazon.com, precious metals company Freeport-McMoRan, and auto maker Ford Motor, also held back relative performance.

Respectfully,

T. Kevin Beatty	Nicole Zatlyn
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	10/09/95	26.90%	2.58%	0.25%	N/A
Service Class	5/01/00	26.56%	2.31%	N/A	0.08%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		26.46%	0.42%	(0.95)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.85%	$1,000.00	$1,213.57	$4.74
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,211.47	$6.13
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 3.5%
Lockheed Martin Corp.	136,770	$10,305,620
United Technologies Corp.	194,920	13,529,397

		$23,835,017

Alcoholic Beverages – 2.2%
Diageo PLC	498,040	$8,685,506
Heineken N.V.	140,290	6,647,433

		$15,332,939

Apparel Manufacturers – 1.6%
NIKE, Inc., “B”	164,270	$10,853,319

Automotive – 0.5%
Bayerische Motoren Werke AG	83,110	$3,778,311

Biotechnology – 2.0%
Genzyme Corp. (a)	176,230	$8,637,032
Gilead Sciences, Inc. (a)	113,300	4,903,624

		$13,540,656

Broadcasting – 2.0%
Walt Disney Co.	434,920	$14,026,170

Brokerage & Asset Managers – 1.6%
Charles Schwab Corp.	293,840	$5,530,069
Franklin Resources, Inc.	49,750	5,241,163

		$10,771,232

Business Services – 3.0%
Amdocs Ltd. (a)	174,610	$4,981,623
MasterCard, Inc., “A”	31,930	8,173,441
Visa, Inc., “A”	82,840	7,245,186

		$20,400,250

Chemicals – 2.0%
3M Co.	103,610	$8,565,439
Monsanto Co.	64,820	5,299,035

		$13,864,474

Computer Software – 3.4%
Adobe Systems, Inc. (a)	67,750	$2,491,845
Oracle Corp.	664,430	16,305,112
VeriSign, Inc. (a)	174,570	4,231,577

		$23,028,534

Computer Software – Systems – 6.3%
Apple, Inc. (a)	63,010	$13,286,289
Dell, Inc. (a)	230,100	3,304,236
EMC Corp. (a)	384,490	6,717,040
Hewlett-Packard Co.	313,540	16,150,445
International Business Machines Corp.	26,170	3,425,653

		$42,883,663

Construction – 0.9%
Sherwin-Williams Co.	102,080	$6,293,232

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 4.5%
Colgate-Palmolive Co.	79,840	$6,558,856
Procter & Gamble Co.	258,620	15,680,131
Reckitt Benckiser Group PLC	158,930	8,614,983

		$30,853,970

Electrical Equipment – 2.0%
Danaher Corp.	146,130	$10,988,976
Rockwell Automation, Inc.	61,870	2,906,653

		$13,895,629

Electronics – 3.9%
Intel Corp.	652,800	$13,317,120
National Semiconductor Corp.	256,330	3,937,229
Samsung Electronics Co. Ltd., GDR	28,039	9,668,035

		$26,922,384

Energy – Independent – 2.9%
EOG Resources, Inc.	45,470	$4,424,231
Noble Energy, Inc.	94,260	6,713,197
Occidental Petroleum Corp.	107,550	8,749,193

		$19,886,621

Energy – Integrated – 3.8%
Chevron Corp.	155,170	$11,946,538
Exxon Mobil Corp.	91,080	6,210,745
Hess Corp.	127,230	7,697,415

		$25,854,698

Food & Beverages – 3.4%
General Mills, Inc.	62,320	$4,412,879
Nestle S.A.	210,550	10,229,108
PepsiCo, Inc.	139,571	8,485,917

		$23,127,904

Food & Drug Stores – 0.7%
CVS Caremark Corp.	143,890	$4,634,697

Gaming & Lodging – 1.8%
Carnival Corp. (a)	142,170	$4,505,367
International Game Technology	144,640	2,714,893
Ladbrokes PLC	752,152	1,655,069
Starwood Hotels & Resorts Worldwide, Inc.	94,900	3,470,493

		$12,345,822

General Merchandise – 1.5%
Target Corp.	218,390	$10,563,524

Insurance – 2.4%
Aflac, Inc.	140,480	$6,497,200
MetLife, Inc.	101,620	3,592,267
Travelers Cos., Inc.	124,750	6,220,035

		$16,309,502

Internet – 2.4%
Google, Inc., “A” (a)	25,980	$16,107,080

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 10.4%
Bank of America Corp.	778,460	$11,723,608
Bank of America Corp., EU	85,430	1,274,616
Bank of New York Mellon Corp.	357,653	10,003,554
Goldman Sachs Group, Inc.	54,480	9,198,403
JPMorgan Chase & Co.	419,280	17,471,398
State Street Corp.	233,500	10,166,590
Wells Fargo & Co.	418,960	11,307,730

		$71,145,899

Medical Equipment – 4.0%
Becton, Dickinson & Co.	97,600	$7,696,736
Medtronic, Inc.	310,410	13,651,832
St. Jude Medical, Inc. (a)	166,250	6,114,675

		$27,463,243

Natural Gas – Distribution – 1.0%
Questar Corp.	165,420	$6,876,509

Network & Telecom – 2.4%
Cisco Systems, Inc. (a)	671,542	$16,076,715

Oil Services – 3.0%
Halliburton Co.	230,080	$6,923,107
National Oilwell Varco, Inc.	113,320	4,996,279
Noble Corp.	121,620	4,949,934
Transocean, Inc. (a)	40,250	3,332,700

		$20,202,020

Other Banks & Diversified Financials – 0.8%
American Express Co.	132,480	$5,368,090

Pharmaceuticals – 6.6%
Abbott Laboratories	286,580	$15,472,454
Johnson & Johnson	247,956	15,970,846
Roche Holding AG	33,280	5,661,466
Teva Pharmaceutical Industries Ltd., ADR	146,440	8,226,999

		$45,331,765

Specialty Chemicals – 2.1%
Linde AG	73,930	$8,898,585
Praxair, Inc.	67,470	5,418,516

		$14,317,101

Specialty Stores – 1.9%
Nordstrom, Inc.	126,750	$4,763,265
Staples, Inc.	340,215	8,365,887

		$13,129,152

Telecommunications – Wireless – 0.9%
America Movil S.A.B. de C.V., “L”, ADR	46,750	$2,196,315
Rogers Communications, Inc., “B”	118,150	3,692,999

		$5,889,314

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 2.8%
American Tower Corp., “A” (a)	115,290	$4,981,681
AT&T, Inc. (s)	501,550	14,058,447

		$19,040,128

Tobacco – 1.5%
Philip Morris International, Inc.	206,450	$9,948,826

Trucking – 0.7%
Expeditors International of Washington, Inc.	93,590	$3,250,381
FedEx Corp.	16,500	1,376,925

		$4,627,306

Utilities – Electric Power – 2.4%
American Electric Power Co., Inc.	98,060	$3,411,507
FPL Group, Inc.	76,420	4,036,504
Public Service Enterprise Group, Inc.	107,200	3,564,400
Wisconsin Energy Corp.	104,210	5,192,784

		$16,205,195

Total Common Stocks (Identified Cost, $629,729,179)		$674,730,891

MONEY MARKET FUNDS (v) – 0.1%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	799,317	$799,317

Total Investments (Identified Cost, $630,528,496)		$675,530,208

OTHER ASSETS, LESS LIABILITIES – 1.1%		7,544,932

Net Assets – 100.0%		$683,075,140

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $182,195. At December 31, 2009, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $629,729,179)	$674,730,891
Underlying funds, at cost and value	799,317
Total investments, at value (identified cost, $630,528,496)	$675,530,208
Receivables for
Investments sold	7,647,733
Fund shares sold	130,775
Interest and dividends	777,333
Other assets	9,330
Total assets		$684,095,379
Liabilities
Payables for
Investments purchased	$150,102
Fund shares reacquired	674,104
Payable to affiliates
Investment adviser	28,290
Shareholder servicing costs	256
Distribution and/or service fees	637
Administrative services fee	621
Payable for independent Trustees’ compensation	50
Accrued expenses and other liabilities	166,179
Total liabilities		$1,020,239
Net assets		$683,075,140
Net assets consist of
Paid-in capital	$722,454,440
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	45,016,903
Accumulated net realized gain (loss) on investments and foreign currency transactions	(91,974,849)
Undistributed net investment income	7,578,646
Net assets		$683,075,140
Shares of beneficial interest outstanding		37,461,378

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$636,808,598	34,914,018	$18.24
Service Class	46,266,542	2,547,360	18.16

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$13,163,496
Interest	53,693
Dividends from underlying funds	10,789
Foreign taxes withheld	(306,929)
Total investment income		$12,921,049
Expenses
Management fee	$4,595,835
Distribution and/or service fees	97,414
Shareholder servicing costs	93,350
Administrative services fee	117,082
Independent Trustees’ compensation	24,260
Custodian fee	105,488
Shareholder communications	214,328
Auditing fees	47,008
Legal fees	18,509
Miscellaneous	45,355
Total expenses		$5,358,629
Reduction of expenses by investment adviser	(3,813)
Net expenses		$5,354,816
Net investment income		$7,566,233
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(51,693,687)
Foreign currency transactions	13,387
Net realized gain (loss) on investments and foreign currency transactions		$(51,680,300)
Change in unrealized appreciation (depreciation)
Investments	$192,588,594
Translation of assets and liabilities in foreign currencies	22,014
Net unrealized gain (loss) on investments and foreign currency translation		$192,610,608
Net realized and unrealized gain (loss) on investments and foreign currency		$140,930,308
Change in net assets from operations		$148,496,541

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$7,566,233	$10,232,673
Net realized gain (loss) on investments and foreign currency transactions	(51,680,300)	(37,315,339)
Net unrealized gain (loss) on investments and foreign currency translation	192,610,608	(287,316,834)
Change in net assets from operations	$148,496,541	$(314,399,500)
Distributions declared to shareholders
From net investment income	$(10,168,612)	$(6,844,843)
From net realized gain on investments	—	(57,981,787)
Total distributions declared to shareholders	$(10,168,612)	$(64,826,630)
Change in net assets from fund share transactions	$(53,868,601)	$(4,496,790)
Total change in net assets	$84,459,328	$(383,722,920)
Net assets
At beginning of period	598,615,812	982,338,732
At end of period (including undistributed net investment income of $7,578,646 and $10,167,638, respectively)	$683,075,140	$598,615,812

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.64	$23.52	$21.69	$19.29	$18.08
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.24	$0.17	$0.19	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.67	(7.54)	2.04	2.31	1.21
Total from investment operations	$3.86	$(7.30)	$2.21	$2.50	$1.31
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.17)	$(0.19)	$(0.10)	$(0.10)
From net realized gain on investments	—	(1.41)	(0.19)	—	—
Total distributions declared to shareholders	$(0.26)	$(1.58)	$(0.38)	$(0.10)	$(0.10)
Net asset value, end of period	$18.24	$14.64	$23.52	$21.69	$19.29
Total return (%) (k)(r)(s)	26.90	(33.08)	10.31	12.99	7.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.84	0.85	0.86	0.88
Expenses after expense reductions (f)	0.86	0.84	0.85	0.86	0.88
Net investment income	1.25	1.25	0.74	0.93	0.55
Portfolio turnover	34	29	37	46	55
Net assets at end of period (000 omitted)	$636,809	$560,356	$917,158	$820,583	$722,738

See Notes to Financial Statements

12

MFS Investors Trust Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.56	$23.39	$21.57	$19.19	$17.99
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.19	$0.11	$0.14	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	3.65	(7.51)	2.03	2.29	1.20
Total from investment operations	$3.80	$(7.32)	$2.14	$2.43	$1.26
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.10)	$(0.13)	$(0.05)	$(0.06)
From net realized gain on investments	—	(1.41)	(0.19)	—	—
Total distributions declared to shareholders	$(0.20)	$(1.51)	$(0.32)	$(0.05)	$(0.06)
Net asset value, end of period	$18.16	$14.56	$23.39	$21.57	$19.19
Total return (%) (k)(r)(s)	26.56	(33.25)	10.03	12.69	7.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.09	1.11	1.11	1.13
Expenses after expense reductions (f)	1.11	1.09	1.11	1.11	1.13
Net investment income	0.99	1.00	0.49	0.69	0.31
Portfolio turnover	34	29	37	46	55
Net assets at end of period (000 omitted)	$46,267	$38,259	$65,180	$79,976	$79,688

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

14

MFS Investors Trust Series

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$596,776,082	$—	$—	$596,776,082
United Kingdom	8,614,983	10,340,575	—	18,955,558
Switzerland	—	15,890,574	—	15,890,574
Germany	—	12,676,896	—	12,676,896
South Korea	—	9,668,035	—	9,668,035
Israel	8,226,999	—	—	8,226,999
Netherlands	—	6,647,433	—	6,647,433
Canada	3,692,999	—	—	3,692,999
Mexico	2,196,315	—	—	2,196,315
Mutual Funds	799,317	—		799,317
Total investments	$620,306,695	$55,223,513	$—	$675,530,208

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815

15

MFS Investors Trust Series

Notes to Financial Statements – continued

because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At December 31, 2009, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Investment Transactions (i.e., Purchased Options)
Equity Contracts	$(457,784)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Investments (i.e., Purchased Options)
Equity Contracts	$401,049

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

16

MFS Investors Trust Series

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$10,168,612	$9,437,018
Long-term capital gain	—	55,389,612
Total distributions	$10,168,612	$64,826,630

17

MFS Investors Trust Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$632,716,433
Gross appreciation	87,020,440
Gross depreciation	(44,206,665)
Net unrealized appreciation (depreciation)	$42,813,775
Undistributed ordinary income	7,578,646
Capital loss carryforwards	(89,786,912)
Other temporary differences	15,191

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(36,298,226)
12/31/17	(53,488,686)
$(89,786,912)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$9,661,594	$6,561,488	$—	$54,177,539
Service Class	507,018	283,355	—	3,804,248
Total	$10,168,612	$6,844,843	$—	$57,981,787

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $92,643, which equated to 0.0151% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $707.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to

18

MFS Investors Trust Series

Notes to Financial Statements – continued

provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0191% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,240 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,813, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $207,796,900 and $261,402,806, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,161,981	$31,861,759	2,432,521	$49,098,422
Service Class	500,518	7,935,187	378,624	7,187,291
	2,662,499	$39,796,946	2,811,145	$56,285,713
Shares issued to shareholders in reinvestment of distributions
Initial Class	696,582	$9,661,594	2,893,713	$60,739,027
Service Class	36,634	507,018	195,486	4,087,603
	733,216	$10,168,612	3,089,199	$64,826,630
Shares reacquired
Initial Class	(6,229,980)	$(94,499,704)	(6,028,825)	$(111,678,253)
Service Class	(618,189)	(9,334,455)	(732,170)	(13,930,880)
	(6,848,169)	$(103,834,159)	(6,760,995)	$(125,609,133)
Net change
Initial Class	(3,371,417)	$(52,976,351)	(702,591)	$(1,840,804)
Service Class	(81,037)	(892,250)	(158,060)	(2,655,986)
	(3,452,454)	$(53,868,601)	(860,651)	$(4,496,790)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the

19

MFS Investors Trust Series

Notes to Financial Statements – continued

Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $9,818 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	97,449,251	(96,649,934)	799,317

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$10,789	$779,317

20

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

21

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

22

MFS Investors Trust Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

23

MFS Investors Trust Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers T. Kevin Beatty Nicole Zatlyn

24

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

25

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

26

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

MFS Investors Trust Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS® Value Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VLU-ANN

MFS® VALUE SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	4.2%
AT&T, Inc.	3.6%
Philip Morris International, Inc.	2.9%
Bank of New York Mellon Corp.	2.8%
JPMorgan Chase & Co.	2.6%
Goldman Sachs Group, Inc.	2.5%
MetLife, Inc.	2.5%
Northrop Grumman Corp.	2.4%
TOTAL S.A., ADR	2.3%
Chevron Corp.	2.2%

Equity sectors
Financial Services	20.8%
Energy	13.4%
Health Care	11.9%
Consumer Staples	11.0%
Utilities & Communications	10.2%
Industrial Goods & Services	10.2%
Retailing	4.8%
Technology	4.8%
Basic Materials	3.1%
Leisure	3.1%
Special Products & Services	3.0%
Autos & Housing	1.9%
Transportation	0.3%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Value Series (the “fund”) provided a total return of 22.71%, while Service Class shares of the fund provided a total return of 22.45%. These compare with a return of 19.69% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong stock selection and an underweighted position in the energy sector boosted performance relative to the Russell 1000 Value Index. An underweighted position in integrated oil and gas company Exxon Mobil helped as this stock underperformed the benchmark during the reporting period.

The fund’s overweighted position in the technology sector was another contributor to relative results. Holdings of strong-performing computer products and services provider International Business Machines (IBM) (b) and enterprise software products maker Oracle (b) bolstered relative performance. Shares of IBM and Oracle rose due to strong balance sheets, solid cash flow generation, and better-than-expected results. An overweighted position in semiconductor company Intel also helped as this stock turned in strong performance for the reporting period.

An underweighted position in the utilities and communications sector was another positive factor. The fund’s underweight in telecommunications service provider Verizon (h) aided results as this benchmark constituent underperformed the benchmark during the reporting period.

Stock selection in the health care sector benefited relative results. No individual stocks within this sector were among the fund’s top contributors.

Elsewhere, our ownership of strong-performing financial services firm Goldman Sachs, not holding poor-performing Citigroup and having an underweighted position in Wells Fargo, an underperformer during the period, positively affected our relative returns during the reporting period. Not holding poor-performing diversified industrial conglomerate General Electric and holding strong-performing coatings, glass and chemicals maker PPG Industries helped relative results.

During the reporting period, the fund’s currency exposure was also a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Detractors from Performance

Stock selection in the autos and housing sector was the primary detractor from performance. Not holding auto manufacturer Ford Motor held back relative returns as this stock significantly outperformed the benchmark during the reporting period.

3

MFS Value Series

Management Review – continued

Elsewhere, holdings of defense contractor Lockheed Martin (b) were among the fund’s top detractors. Shares of Lockheed Martin fell due to project delays, lower award fees in its Information Systems business, and increased worries about the prospects for future defense budget cuts in the face of increasingly large and growing U.S. budget deficits. An overweighted position in insurance company Allstate, and not holding strong-performing precious metals company Freeport-McMoRan Copper & Gold also, hindered relative results. The timing of our transactions in financial services firm Bank of America dampened relative performance as the fund missed most of the stock’s positive price gains during the reporting period.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	1/02/02	22.71%	2.85%	4.57%
Service Class	1/02/02	22.45%	2.60%	4.33%
Comparative benchmark
Russell 1000 Value Index (f)		19.69%	(0.25)%	2.96%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

5

MFS Value Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.83%	$1,000.00	$1,181.18	$4.56
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
Service Class	Actual	1.08%	$1,000.00	$1,179.80	$5.93
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.5%
Aerospace – 8.7%
Lockheed Martin Corp.	551,430	$41,550,246
Northrop Grumman Corp.	427,060	23,851,301
United Technologies Corp.	288,580	20,030,338

		$85,431,885

Alcoholic Beverages – 1.4%
Diageo PLC	787,778	$13,738,355

Apparel Manufacturers – 1.4%
NIKE, Inc., “B”	208,540	$13,778,238

Automotive – 0.3%
Johnson Controls, Inc.	108,950	$2,967,798

Broadcasting – 2.7%
Omnicom Group, Inc.	303,690	$11,889,464
Walt Disney Co.	444,750	14,343,188

		$26,232,652

Business Services – 2.8%
Accenture Ltd., “A”	503,270	$20,885,705
Dun & Bradstreet Corp.	41,840	3,530,041
Western Union Co.	195,070	3,677,070

		$28,092,816

Chemicals – 2.3%
3M Co.	125,810	$10,400,713
PPG Industries, Inc.	216,746	12,688,311

		$23,089,024

Computer Software – 1.4%
Oracle Corp.	579,020	$14,209,151

Computer Software – Systems – 2.0%
Hewlett-Packard Co.	68,130	$3,509,376
International Business Machines Corp.	124,810	16,337,629

		$19,847,005

Construction – 1.6%
Black & Decker Corp.	55,460	$3,595,472
Pulte Homes, Inc. (a)	324,840	3,248,400
Sherwin-Williams Co.	149,760	9,232,704

		$16,076,576

Consumer Products – 1.4%
Kimberly-Clark Corp.	49,740	$3,168,935
Procter & Gamble Co.	171,814	10,417,083

		$13,586,018

Consumer Services – 0.2%
Apollo Group, Inc., “A” (a)	28,370	$1,718,655

Electrical Equipment – 0.8%
Danaher Corp.	65,260	$4,907,552
W.W. Grainger, Inc.	29,590	2,865,200

		$7,772,752

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 1.4%
Intel Corp.	673,060	$13,730,424

Energy – Independent – 4.4%
Apache Corp.	150,260	$15,502,324
Devon Energy Corp.	158,160	11,624,760
EOG Resources, Inc.	91,240	8,877,652
Occidental Petroleum Corp.	87,500	7,118,125

		$43,122,861

Energy – Integrated – 8.3%
Chevron Corp.	281,960	$21,708,100
ConocoPhillips	89,920	4,592,214
Exxon Mobil Corp.	289,748	19,757,916
Hess Corp.	215,360	13,029,280
TOTAL S.A., ADR	361,382	23,142,903

		$82,230,413

Food & Beverages – 4.9%
Campbell Soup Co.	56,950	$1,924,910
General Mills, Inc.	80,690	5,713,659
J.M. Smucker Co.	69,216	4,274,088
Kellogg Co.	153,910	8,188,012
Nestle S.A.	375,276	18,231,958
PepsiCo, Inc.	159,698	9,709,638

		$48,042,265

Food & Drug Stores – 1.7%
CVS Caremark Corp.	382,741	$12,328,088
Kroger Co.	237,870	4,883,471

		$17,211,559

General Merchandise – 0.6%
Wal-Mart Stores, Inc.	119,760	$6,401,172

Insurance – 7.2%
Allstate Corp.	580,165	$17,428,157
Aon Corp.	201,200	7,714,008
Chubb Corp.	127,670	6,278,811
MetLife, Inc.	684,963	24,213,442
Prudential Financial, Inc.	111,260	5,536,298
Travelers Cos., Inc.	191,080	9,527,249

		$70,697,965

Leisure & Toys – 0.4%
Hasbro, Inc.	114,800	$3,680,488

Machinery & Tools – 0.7%
Eaton Corp.	105,250	$6,696,005

Major Banks – 13.2%
Bank of America Corp., EU	645,760	$9,634,739
Bank of New York Mellon Corp.	991,010	27,718,550
Goldman Sachs Group, Inc.	145,872	24,629,028
JPMorgan Chase & Co.	620,860	25,871,236
PNC Financial Services Group, Inc.	143,760	7,589,090
Regions Financial Corp.	510,430	2,700,175

8

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
State Street Corp.	309,660	$13,482,596
Wells Fargo & Co.	676,110	18,248,209

		$129,873,623

Medical Equipment – 3.7%
Becton, Dickinson & Co.	119,640	$9,434,810
Medtronic, Inc.	316,440	13,917,031
St. Jude Medical, Inc. (a)	128,800	4,737,264
Thermo Fisher Scientific, Inc. (a)	71,430	3,406,497
Waters Corp. (a)	73,720	4,567,691

		$36,063,293

Oil Services – 0.7%
National Oilwell Varco, Inc.	163,940	$7,228,115

Other Banks & Diversified Financials – 0.4%
Northern Trust Corp.	71,430	$3,742,932

Pharmaceuticals – 8.2%
Abbott Laboratories	332,910	$17,973,811
GlaxoSmithKline PLC	226,650	4,801,165
Johnson & Johnson	326,010	20,998,304
Merck & Co., Inc.	387,670	14,165,462
Pfizer, Inc.	1,074,686	19,548,538
Roche Holding AG	21,730	3,696,625

		$81,183,905

Railroad & Shipping – 0.3%
Canadian National Railway Co.	51,040	$2,774,534

Specialty Chemicals – 0.8%
Air Products & Chemicals, Inc.	98,066	$7,949,230

Specialty Stores – 1.1%
Advance Auto Parts, Inc.	124,360	$5,034,093
Home Depot, Inc.	62,590	1,810,729
Staples, Inc.	163,320	4,016,039

		$10,860,861

Telecommunications – Wireless – 1.4%
Vodafone Group PLC	6,125,893	$14,185,735

Telephone Services – 3.6%
AT&T, Inc.	1,258,800	$35,284,164

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Tobacco – 3.3%
Altria Group, Inc.	104,571	$2,052,729
Lorillard, Inc.	19,390	1,555,660
Philip Morris International, Inc.	592,411	28,548,286

		$32,156,675

Utilities – Electric Power – 5.2%
Dominion Resources, Inc.	372,802	$14,509,454
Entergy Corp.	75,520	6,180,557
FPL Group, Inc.	100,800	5,324,256
PG&E Corp.	213,370	9,526,971
PPL Corp.	224,440	7,251,656
Public Service Enterprise Group, Inc.	264,300	8,787,975

		$51,580,869

Total Common Stocks (Identified Cost, $910,167,218)		$971,238,013

MONEY MARKET FUNDS (v) – 1.4%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	13,580,573	$13,580,573

Total Investments (Identified Cost, $923,747,791)		$984,818,586

OTHER ASSETS, LESS LIABILITIES – 0.1%		595,692

Net Assets – 100.0%		$985,414,278

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

EU	Equity Unit

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $910,167,218)	$971,238,013
Underlying funds, at cost and value	13,580,573
Total investments, at value (identified cost, $923,747,791)	$984,818,586
Cash	$10,356
Receivables for
Fund shares sold	395,623
Interest and dividends	1,886,431
Other assets	14,128
Total assets		$987,125,124
Liabilities
Payables for
Fund shares reacquired	$1,557,175
Payable to affiliates
Investment adviser	40,863
Shareholder servicing costs	343
Distribution and/or service fees	8,524
Administrative services fee	872
Payable for independent Trustees’ compensation	56
Accrued expenses and other liabilities	103,013
Total liabilities		$1,710,846
Net assets		$985,414,278
Net assets consist of
Paid-in capital	$968,050,472
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	61,069,198
Accumulated net realized gain (loss) on investments and foreign currency transactions	(58,298,629)
Undistributed net investment income	14,593,237
Net assets		$985,414,278
Shares of beneficial interest outstanding		84,050,204

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$367,675,766	31,159,622	$11.80
Service Class	617,738,512	52,890,582	11.68

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$22,603,111
Interest	198
Dividends from underlying funds	27,147
Foreign taxes withheld	(268,337)
Total investment income		$22,362,119
Expenses
Management fee	$5,903,882
Distribution and/or service fees	1,175,372
Shareholder servicing costs	114,733
Administrative services fee	146,217
Independent Trustees’ compensation	25,676
Custodian fee	125,265
Shareholder communications	192,976
Auditing fees	47,710
Legal fees	24,540
Miscellaneous	46,511
Total expenses		$7,802,882
Fees paid indirectly	(7)
Reduction of expenses by investment adviser	(4,612)
Net expenses		$7,798,263
Net investment income		$14,563,856
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(5,224,213)
Foreign currency transactions	29,890
Net realized gain (loss) on investments and foreign currency transactions		$(5,194,323)
Change in unrealized appreciation (depreciation)
Investments	$181,124,107
Translation of assets and liabilities in foreign currencies	10,277
Net unrealized gain (loss) on investments and foreign currency translation		$181,134,384
Net realized and unrealized gain (loss) on investments and foreign currency		$175,940,061
Change in net assets from operations		$190,503,917

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$14,563,856	$9,681,034
Net realized gain (loss) on investments and foreign currency transactions	(5,194,323)	(52,205,591)
Net unrealized gain (loss) on investments and foreign currency translation	181,134,384	(181,923,589)
Change in net assets from operations	$190,503,917	$(224,448,146)
Distributions declared to shareholders
From net investment income	$(9,632,454)	$(6,568,632)
From net realized gain on investments	—	(23,603,194)
Total distributions declared to shareholders	$(9,632,454)	$(30,171,826)
Change in net assets from fund share transactions	$290,293,407	$180,678,647
Total change in net assets	$471,164,870	$(73,941,325)
Net assets
At beginning of period	514,249,408	588,190,733
At end of period (including undistributed net investment income of $14,593,237 and $9,631,945, respectively)	$985,414,278	$514,249,408

See Notes to Financial Statements

12

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.76	$15.25	$14.52	$12.52	$12.13
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.22	$0.21	$0.22	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.98	(4.98)	0.92	2.32	0.60
Total from investment operations	$2.18	$(4.76)	$1.13	$2.54	$0.78
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)	$(0.15)	$(0.14)	$(0.10)
From net realized gain on investments	—	(0.56)	(0.25)	(0.40)	(0.29)
Total distributions declared to shareholders	$(0.14)	$(0.73)	$(0.40)	$(0.54)	$(0.39)
Net asset value, end of period	$11.80	$9.76	$15.25	$14.52	$12.52
Total return (%) (k)(r)(s)	22.71	(32.58)	7.91	20.84	6.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.84	0.86	0.88	0.91
Expenses after expense reductions (f)	0.84	0.84	0.86	0.88	0.90
Net investment income	1.99	1.77	1.41	1.65	1.50
Portfolio turnover	26	36	23	25	20
Net assets at end of period (000 omitted)	$367,676	$295,721	$390,346	$256,529	$132,371

See Notes to Financial Statements

13

MFS Value Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.67	$15.12	$14.42	$12.44	$12.07
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19	$0.17	$0.18	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.95	(4.94)	0.91	2.32	0.59
Total from investment operations	$2.13	$(4.75)	$1.08	$2.50	$0.74
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.14)	$(0.13)	$(0.12)	$(0.08)
From net realized gain on investments	—	(0.56)	(0.25)	(0.40)	(0.29)
Total distributions declared to shareholders	$(0.12)	$(0.70)	$(0.38)	$(0.52)	$(0.37)
Net asset value, end of period	$11.68	$9.67	$15.12	$14.42	$12.44
Total return (%) (k)(r)(s)	22.45	(32.74)	7.59	20.60	6.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.09	1.11	1.13	1.16
Expenses after expense reductions (f)	1.09	1.09	1.11	1.13	1.15
Net investment income	1.75	1.57	1.16	1.40	1.25
Portfolio turnover	26	36	23	25	20
Net assets at end of period (000 omitted)	$617,739	$218,528	$197,844	$140,135	$60,247

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair

15

MFS Value Series

Notes to Financial Statements – continued

value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$890,666,739	$—	$—	$890,666,739
United Kingdom	—	32,725,255	—	32,725,255
France	23,142,903	—	—	23,142,903
Switzerland	—	21,928,582	—	21,928,582
Canada	2,774,534	—	—	2,774,534
Mutual Funds	13,580,573	—	—	13,580,573
Total Investments	$930,164,749	$54,653,837	$—	$984,818,586

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

16

MFS Value Series

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$9,632,454	$9,643,466
Long-term capital gain	—	20,528,360
Total distributions	$9,632,454	$30,171,826

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$932,633,988
Gross appreciation	80,479,274
Gross depreciation	(28,294,676)
Net unrealized appreciation (depreciation)	$52,184,598
Undistributed ordinary income	14,593,237
Capital loss carryforwards	(49,412,432)
Other temporary differences	(1,597)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(43,502,137)
12/31/17	(5,910,295)
$(49,412,432)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$4,240,834	$4,556,105	$—	$15,373,508
Service Class	5,391,620	2,012,527	—	8,229,686
Total	$9,632,454	$6,568,632	$—	$23,603,194

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

17

MFS Value Series

Notes to Financial Statements – continued

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement terminates on April 30, 2010. For the year ended December 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Effective May 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2011.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $114,333, which equated to 0.0145% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $400.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0186% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,022 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,612, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

18

MFS Value Series

Notes to Financial Statements – continued

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $491,198,844 and $200,402,847, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,549,075	$34,916,382	6,288,355	$81,982,027
Service Class	33,931,032	318,762,552	11,634,729	139,348,577
	37,480,107	$353,678,934	17,923,084	$221,330,604
Shares issued to shareholders in reinvestment of distributions
Initial Class	465,514	$4,240,834	1,458,976	$19,929,613
Service Class	596,418	5,391,620	755,326	10,242,213
	1,061,932	$9,632,454	2,214,302	$30,171,826
Shares reacquired
Initial Class	(3,156,296)	$(30,832,457)	(3,050,035)	$(35,979,239)
Service Class	(4,232,788)	(42,185,524)	(2,878,749)	(34,844,544)
	(7,389,084)	$(73,017,981)	(5,928,784)	$(70,823,783)
Net change
Initial Class	858,293	$8,324,759	4,697,296	$65,932,401
Service Class	30,294,662	281,968,648	9,511,306	114,746,246
	31,152,955	$290,293,407	14,208,602	$180,678,647

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $12,550 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	346,041,273	(332,460,700)	13,580,573

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$27,147	$13,580,573

19

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

20

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

21

MFS Value Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

22

MFS Value Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

23

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper, Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, this performance is likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

24

MFS Value Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

MFS Value Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS INVESTMENT MANAGEMENT

MFS® Mid Cap Growth Series

MFS® Variable Insurance Trust

Annual report

12/31/09

VMG-ANN

MFS® MID CAP GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Adobe Systems, Inc.	1.8%
American Tower Corp., “A”	1.6%
IDEXX Laboratories, Inc.	1.5%
DreamWorks Animation, Inc., “A”	1.4%
Priceline.com, Inc.	1.4%
MasterCard, Inc., “A”	1.4%
J.M. Smucker Co.	1.4%
MICROS Systems, Inc.	1.4%
DeVry, Inc.	1.4%
Citrix Systems, Inc.	1.3%

Equity sectors
Technology	15.1%
Health Care	12.5%
Special Products & Services	12.4%
Leisure	10.1%
Retailing	8.7%
Industrial Goods & Services	8.4%
Financial Services	7.4%
Energy	6.4%
Consumer Staples	4.8%
Transportation	4.0%
Basic Materials	3.4%
Utilities & Communications	2.9%
Autos & Housing	1.6%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Mid Cap Growth Series (the “fund”) provided a total return of 41.78%, while Service Class shares of the fund provided a total return of 41.25%. These compare with a return of 46.29% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Stock selection in the energy sector was a primary factor detracting from the fund’s performance relative to the Russell Midcap Growth Index. No individual securities within this sector were among the fund’s top detractors during the reporting period.

Stock selection in the health care sector also hindered relative performance. Holdings of global biotech company Genzyme (b)(h) and cardiovascular medical device maker St. Jude Medical (h) held back relative results as both stocks underperformed the benchmark during the reporting period. Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down production due to a viral infection in one of its bioreactors. An overweighted position in C.R. Bard, a developer and manufacturer of medical technologies, also hurt relative performance.

Elsewhere, holdings of brewer Molson Coors Brewing (h) and education services provider New Oriental Educational (b)(h) dampened relative results. Shares of Molson Coors Brewing fell as the volume of Molson’s beverages sold worldwide declined, causing a drop in profits. Overweighted positions in higher education company DeVry and transportation services provider Landstar System, and not holding strong-performing computer hard drive maker Western Digital, also held back relative performance. The timing of our transactions in marketing and public relations firm Liberty Media Group (h) hindered relative results as the fund missed some of this stock’s positive price gains during the reporting period.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the special products and services sector aided relative returns. The timing of our transactions in for-profit education company Apollo Group (h) benefited relative performance as we were able to capture a more positive impact from this stock than the benchmark during the reporting period. The fund’s overweighted position in strong-performing internet travel company Priceline.com also helped.

Stock selection in the leisure sector was another positive factor for relative performance. No individual securities within this sector were among the fund’s top contributors.

3

MFS Mid Cap Growth Series

Management Review – continued

Stock selection in the consumer staples sector also benefited relative results. The timing of our transactions in soft-drink company Pepsi Bottling Group (h) bolstered relative performance as we were able to capture more of the stock’s price gains than the benchmark during the reporting period.

Stocks in other sectors that helped relative returns included electronics design and manufacturing services provider Flextronics (b)(h), business intelligence software company MicroStrategy (b), diversified mining company Teck Resources (b), networking chip maker Marvell Technology Group (h), and offshore drilling contractor Transocean (b)(h). Shares of Teck Resources rose as the company announced plans to sell a significant stake to China Investment Corp., with the proceeds going towards paying down debt. The timing of our transactions in automotive parts retailer O’Reilly Automotive (h) and offshore drilling company Noble (h) also helped relative performance as we were able to capture more of the stock’s price gains than the benchmark during the reporting period.

Respectfully,

David DeGroff	Eric Fischman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	4/28/00	41.78%	(4.42)%	(5.62)%
Service Class	5/01/00	41.25%	(4.66)%	(5.86)%

Comparative benchmark
Russell Midcap Growth Index (f)		46.29%	2.40%	(1.18)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. The comparative benchmark information provided for the “life” period is from the inception date of the Initial Class. (See Notes to Performance Summary.)

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

5

MFS Mid Cap Growth Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.88%	$1,000.00	$1,258.86	$5.01
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$1,259.05	$6.43
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.7%
Aerospace – 1.3%
Goodrich Corp.	28,580	$1,836,259

Airlines – 0.6%
Copa Holdings S.A., “A”	15,980	$870,431

Apparel Manufacturers – 0.5%
Coach, Inc.	19,660	$718,180

Biotechnology – 1.7%
Alexion Pharmaceuticals, Inc. (a)	24,560	$1,199,019
Human Genome Sciences, Inc. (a)	15,000	459,000
Illumina, Inc. (a)	15,160	464,654
Millipore Corp. (a)	3,800	274,930

		$2,397,603

Broadcasting – 1.1%
Discovery Communications, Inc., “A” (a)	49,440	$1,516,325

Brokerage & Asset Managers – 3.9%
Affiliated Managers Group, Inc. (a)	26,160	$1,761,876
BM&F Bovespa S.A.	94,500	656,761
Evercore Partners, Inc.	19,820	602,528
Greenhill & Co., Inc.	5,670	454,961
IntercontinentalExchange, Inc. (a)	3,340	375,082
Lazard Ltd.	10,950	415,772
TD AMERITRADE Holding Corp. (a)	59,850	1,159,893

		$5,426,873

Business Services – 6.3%
Amdocs Ltd. (a)	32,050	$914,387
Cognizant Technology Solutions Corp., “A” (a)	36,730	1,663,869
Concur Technologies, Inc. (a)	26,940	1,151,685
Constant Contact, Inc. (a)	17,400	278,400
CoStar Group, Inc. (a)	30,780	1,285,681
Fidelity National Information Services, Inc.	29,140	683,042
MasterCard, Inc., “A”	7,470	1,912,171
Visa, Inc., “A”	8,680	759,153

		$8,648,388

Computer Software – 7.8%
Adobe Systems, Inc. (a)	66,400	$2,442,192
Akamai Technologies, Inc. (a)	36,000	911,880
Autodesk, Inc. (a)	28,940	735,365
Autonomy Corp. PLC (a)	24,900	607,702
Citrix Systems, Inc. (a)	44,310	1,843,739
MicroStrategy, Inc., “A” (a)	16,860	1,585,177
Parametric Technology Corp. (a)	103,550	1,692,007
VeriSign, Inc. (a)(s)	35,640	863,914

		$10,681,976

Computer Software – Systems – 1.6%
MICROS Systems, Inc. (a)	60,140	$1,866,144
SuccessFactors, Inc. (a)	16,900	280,202

		$2,146,346

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 1.6%
Black & Decker Corp.	11,230	$728,041
NVR, Inc. (a)	720	511,711
Sherwin-Williams Co.	15,650	964,823

		$2,204,575

Consumer Products – 2.0%
Church & Dwight Co., Inc.	21,400	$1,293,630
Natura Cosmeticos S.A.	68,410	1,426,747

		$2,720,377

Consumer Services – 6.1%
Anhanguera Educacional Participacoes S.A. (a)	20,800	$295,578
Capella Education Co. (a)	18,250	1,374,225
DeVry, Inc.	32,780	1,859,609
Monster Worldwide, Inc. (a)	38,880	676,512
Priceline.com, Inc. (a)	8,780	1,918,430
Sotheby’s	23,900	537,272
Strayer Education, Inc.	8,070	1,714,794

		$8,376,420

Electrical Equipment – 5.0%
AMETEK, Inc.	46,270	$1,769,365
Baldor Electric Co.	30,340	852,251
Danaher Corp.	15,830	1,190,416
Mettler-Toledo International, Inc. (a)	12,120	1,272,479
Rockwell Automation, Inc.	20,180	948,056
Tyco Electronics Ltd.	32,200	790,510

		$6,823,077

Electronics – 4.8%
Dolby Laboratories, Inc., “A” (a)	19,730	$941,713
Hittite Microwave Corp. (a)	21,510	876,533
Linear Technology Corp.	45,780	1,398,121
National Semiconductor Corp.	84,330	1,295,309
PMC-Sierra, Inc. (a)	56,200	486,692
Silicon Laboratories, Inc. (a)	19,140	925,228
Tessera Technologies, Inc. (a)	29,900	695,773

		$6,619,369

Energy – Independent – 2.8%
Newfield Exploration Co. (a)	25,910	$1,249,639
Plains Exploration & Production Co. (a)	28,820	797,161
Ultra Petroleum Corp. (a)	35,990	1,794,461

		$3,841,261

Entertainment – 1.9%
DreamWorks Animation, Inc., “A” (a)	49,010	$1,957,950
TiVo, Inc. (a)	59,900	609,782

		$2,567,732

8

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 2.8%
Flowers Foods, Inc.	25,160	$597,802
J.M. Smucker Co.	30,280	1,869,790
Mead Johnson Nutrition Co., “A”	32,470	1,418,939

		$3,886,531

Gaming & Lodging – 3.6%
International Game Technology	88,080	$1,653,262
Las Vegas Sands Corp. (a)	32,130	480,022
Royal Caribbean Cruises Ltd. (a)	54,230	1,370,934
Starwood Hotels & Resorts Worldwide, Inc.	39,940	1,460,606

		$4,964,824

General Merchandise – 0.6%
Dollar General Corp. (a)	38,900	$872,527

Insurance – 1.9%
Allied World Assurance Co. Holdings Ltd.	9,420	$433,979
Aspen Insurance Holdings Ltd.	30,970	788,187
Verisk Analytics, Inc., “A” (a)	46,460	1,406,809

		$2,628,975

Leisure & Toys – 0.4%
THQ, Inc. (a)	108,650	$547,596

Machinery & Tools – 2.1%
Flowserve Corp.	10,470	$989,729
Kennametal, Inc.	49,410	1,280,707
Ritchie Bros. Auctioneers, Inc.	29,700	666,171

		$2,936,607

Major Banks – 0.3%
Regions Financial Corp.	77,330	$409,076

Medical & Health Technology & Services – 8.2%
athenahealth, Inc. (a)	17,870	$808,439
Cerner Corp. (a)	15,440	1,272,874
DaVita, Inc. (a)	6,700	393,558
Express Scripts, Inc. (a)	19,000	1,642,550
Henry Schein, Inc. (a)	12,930	680,118
IDEXX Laboratories, Inc. (a)	37,450	2,001,328
Lincare Holdings, Inc. (a)	26,110	969,203
Medassets, Inc. (a)	52,630	1,116,282
Medco Health Solutions, Inc. (a)	19,810	1,266,057
MEDNAX, Inc. (a)	17,600	1,057,936

		$11,208,345

Medical Equipment – 2.6%
C.R. Bard, Inc.	7,380	$574,902
DENTSPLY International, Inc.	34,450	1,211,607
Edwards Lifesciences Corp. (a)	10,040	871,974
Intuitive Surgical, Inc. (a)	2,240	679,437
Synthes, Inc.	2,100	275,034

		$3,612,954

Metals & Mining – 0.9%
Cliffs Natural Resources, Inc.	13,130	$605,162
Steel Dynamics, Inc.	37,430	663,260

		$1,268,422

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Natural Gas – Distribution – 0.8%
EQT Corp.	16,820	$738,734
Questar Corp.	9,670	401,982

		$1,140,716

Network & Telecom – 0.9%
Ciena Corp. (a)	65,820	$713,489
Fortinet, Inc. (a)	12,100	212,597
Palm, Inc. (a)	29,520	296,381

		$1,222,467

Oil Services – 3.6%
Cameron International Corp. (a)	37,280	$1,558,304
Dresser-Rand Group, Inc. (a)	18,900	597,429
Oceaneering International, Inc. (a)	21,200	1,240,624
Pride International, Inc. (a)	16,850	537,684
Smith International, Inc.	35,530	965,350

		$4,899,391

Other Banks & Diversified Financials – 1.3%
Ocwen Financial Corp. (a)	27,770	$265,759
People’s United Financial, Inc.	19,070	318,469
SVB Financial Group (a)	23,310	971,794
TCF Financial Corp.	17,360	236,443

		$1,792,465

Precious Metals & Minerals – 1.2%
Teck Resources Ltd., “B” (a)	45,290	$1,583,791

Printing & Publishing – 2.5%
Moody’s Corp.	17,850	$478,380
MSCI, Inc., “A” (a)	48,310	1,536,258
VistaPrint Ltd. (a)	24,140	1,367,772

		$3,382,410

Restaurants – 0.6%
P.F. Chang’s China Bistro, Inc. (a)	22,240	$843,118

Specialty Chemicals – 1.3%
Airgas, Inc.	28,790	$1,370,404
Albemarle Corp.	13,000	472,810

		$1,843,214

Specialty Stores – 7.6%
Abercrombie & Fitch Co., “A”	45,130	$1,572,781
Advance Auto Parts, Inc.	17,920	725,402
Ctrip.com International Ltd., ADR (a)	13,490	969,391
Dick’s Sporting Goods, Inc. (a)	56,190	1,397,445
GameStop Corp., “A” (a)	23,800	522,172
J. Crew Group, Inc. (a)	22,350	999,939
Limited Brands, Inc.	32,100	617,604
Ross Stores, Inc.	20,390	870,857
Staples, Inc.	58,540	1,439,499
Tiffany & Co.	30,550	1,313,650

		$10,428,740

Telephone Services – 1.6%
American Tower Corp., “A” (a)	49,830	$2,153,154

9

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 3.4%
Atlas Air Worldwide Holdings, Inc. (a)	17,400	$648,150
Expeditors International of Washington, Inc.	35,140	1,220,412
J.B. Hunt Transport Services, Inc.	21,940	708,004
Landstar System, Inc.	40,850	1,583,755
Old Dominion Freight Lines, Inc. (a)	16,570	508,699

		$4,669,020

Utilities – Electric Power – 0.5%
AES Corp. (a)	49,110	$653,654

Total Common Stocks (Identified Cost, $109,894,851)		$134,343,189

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 2.7%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	3,657,594	$3,657,594

Total Investments (Identified Cost, $113,552,445)		$138,000,783

OTHER ASSETS, LESS LIABILITIES – (0.4)%		(487,435)

Net Assets – 100.0%		$137,513,348

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $177,437. At December 31, 2009, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $109,894,851)	$134,343,189
Underlying funds, at cost and value	3,657,594
Total investments, at value (identified cost, $113,552,445)	$138,000,783
Receivables for
Fund shares sold	$22,512
Interest and dividends	81,769
Other assets	2,315
Total assets		$138,107,379
Liabilities
Payables for
Investments purchased	$115,275
Fund shares reacquired	437,125
Payable to affiliates
Investment adviser	5,742
Shareholder servicing costs	39
Distribution and/or service fees	414
Administrative services fee	170
Payable for independent Trustees’ compensation	20
Accrued expenses and other liabilities	35,246
Total liabilities		$594,031
Net assets		$137,513,348
Net assets consist of
Paid-in capital	$176,476,432
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	24,448,347
Accumulated net realized gain (loss) on investments and foreign currency transactions	(63,411,431)
Net assets		$137,513,348
Shares of beneficial interest outstanding		29,886,000

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$107,989,375	23,357,146	$4.62
Service Class	29,523,973	6,528,854	4.52

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment loss
Income
Dividends	$903,501
Interest	14,682
Dividends from underlying funds	9,041
Foreign taxes withheld	(1,226)
Total investment income		$925,998
Expenses
Management fee	$846,515
Distribution and/or service fees	62,402
Shareholder servicing costs	16,975
Administrative services fee	28,325
Independent Trustees’ compensation	4,319
Custodian fee	29,015
Shareholder communications	31,153
Auditing fees	47,008
Legal fees	4,083
Miscellaneous	14,457
Total expenses		$1,084,252
Fees paid indirectly	(54)
Reduction of expenses by investment adviser	(673)
Net expenses		$1,083,525
Net investment loss		$(157,527)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(6,601,119)
Foreign currency transactions	932
Net realized gain (loss) on investments and foreign currency transactions		$(6,600,187)
Change in unrealized appreciation (depreciation)
Investments	$47,421,595
Translation of assets and liabilities in foreign currencies	(30)
Net unrealized gain (loss) on investments and foreign currency translation		$47,421,565
Net realized and unrealized gain (loss) on investments and foreign currency		$40,821,378
Change in net assets from operations		$40,663,851

See Notes to Financial Statements

12

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income (loss)	$(157,527)	$258,140
Net realized gain (loss) on investments and foreign currency transactions	(6,600,187)	(56,167,844)
Net unrealized gain (loss) on investments and foreign currency translation	47,421,565	(49,036,183)
Change in net assets from operations	$40,663,851	$(104,945,887)
Distributions declared to shareholders
From net investment income	$(255,085)	$—
From net realized gain on investments	—	(23,123,971)
From tax return of capital	(490)	—
Total distributions declared to shareholders	$(255,575)	$(23,123,971)
Change in net assets from fund share transactions	$1,528,270	$2,389,823
Total change in net assets	$41,936,546	$(125,680,035)
Net assets
At beginning of period	95,576,802	221,256,837
At end of period (including undistributed net investment income of $0 and $255,085, respectively)	$137,513,348	$95,576,802

See Notes to Financial Statements

13

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009		2008	2007	2006	2005
Net asset value, beginning of period	$3.27		$7.66	$7.25	$7.30	$7.08
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.01	$(0.01)	$0.01	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	1.36		(3.55)	0.71	0.18	0.25
Total from investment operations	$1.36		$(3.54)	$0.70	$0.19	$0.22
Less distributions declared to shareholders
From net investment income	$(0.01)		$—	$(0.01)	$—	$—
From net realized gain on investments	—		(0.85)	(0.28)	(0.24)	—
From tax return of capital	(0.00	)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.01)		$(0.85)	$(0.29)	$(0.24)	$—
Net asset value, end of period	$4.62		$3.27	$7.66	$7.25	$7.30
Total return (%) (k)(r)(s)	41.78		(51.56)	9.82	2.55	3.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90		0.87	0.91	0.90	0.92
Expenses after expense reductions (f)	0.90		0.87	0.91	0.89	0.92
Net investment income (loss)	(0.09)		0.21	(0.10)	0.19	(0.40)
Portfolio turnover	114		104	91	141	86
Net assets at end of period (000 omitted)	$107,989		$73,066	$173,048	$190,684	$216,765

See Notes to Financial Statements

14

MFS Mid Cap Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2009	2008		2007	2006		2005
Net asset value, beginning of period	$3.20	$7.52		$7.13	$7.20		$7.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.00	)(w)	$(0.03)	$(0.00	)(w)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.33	(3.47)		0.70	0.17		0.24
Total from investment operations	$1.32	$(3.47)		$0.67	$0.17		$0.20
Less distributions declared to shareholders
From net realized gain on investments	$—	$(0.85)		$(0.28)	$(0.24)		$—
Net asset value, end of period	$4.52	$3.20		$7.52	$7.13		$7.20
Total return (%) (k)(r)(s)	41.25	(51.59)		9.51	2.30		2.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.12		1.16	1.15		1.17
Expenses after expense reductions (f)	1.15	1.12		1.16	1.15		1.17
Net investment loss	(0.33)	(0.05)		(0.35)	(0.02)		(0.66)
Portfolio turnover	114	104		91	141		86
Net assets at end of period (000 omitted)	$29,524	$22,511		$48,209	$41,929		$40,116

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

15

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$126,575,811	$—	$—	$126,575,811
Brazil	1,426,747	952,339	—	2,379,086
Canada	2,249,962	—	—	2,249,962
China	969,391	—	—	969,391
Panama	870,431	—	—	870,431
United Kingdom	607,702	—	—	607,702
Bermuda	415,772	—	—	415,772
Switzerland	—	275,034	—	275,034
Mutual Funds	3,657,594	—	—	3,657,594
Total investments	$136,773,410	$1,227,373	$—	$138,000,783

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2009, the fund has yet to enter into such transactions.

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$255,085	$253,243
Long-term capital gain	—	22,870,728
Tax return of capital (b)	490	—
Total distributions	$255,575	$23,123,971

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

18

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$113,833,330
Gross appreciation	26,769,002
Gross depreciation	(2,601,549)
Net unrealized appreciation (depreciation)	$24,167,453
Capital loss carryforwards	(63,130,546)
Other temporary differences	9

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(53,689,381)
12/31/17	(9,441,165)
$(63,130,546)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments		From tax return of capital
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$255,085	$—	$—	$17,937,408	$490	$—
Service Class	—	—	—	5,186,563	—	—
Total	$255,085	$—	$—	$23,123,971	$490	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $16,554, which equated to 0.0146% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $421.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to

19

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0251% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,312 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $673, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $127,113,757 and $124,197,524, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	5,473,232	$19,964,361	3,548,518	$21,478,916
Service Class	1,547,666	5,754,128	1,686,814	7,693,407
	7,020,898	$25,718,489	5,235,332	$29,172,323
Shares issued to shareholders in reinvestment of distributions
Initial Class	75,614	$255,575	2,838,198	$17,937,408
Service Class	—	—	837,894	5,186,563
	75,614	$255,575	3,676,092	$23,123,971
Shares reacquired
Initial Class	(4,502,144)	$(16,929,603)	(6,673,717)	$(38,957,007)
Service Class	(2,052,405)	(7,516,191)	(1,901,701)	(10,949,464)
	(6,554,549)	$(24,445,794)	(8,575,418)	$(49,906,471)
Net change
Initial Class	1,046,702	$3,290,333	(287,001)	$459,317
Service Class	(504,739)	(1,762,063)	623,007	1,930,506
	541,963	$1,528,270	336,006	$2,389,823

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with

20

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $1,736 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	48,085,461	(44,427,867)	3,657,594

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,041	$3,657,594

21

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

22

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

23

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

24

MFS Mid Cap Growth Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David DeGroff Eric Fischman

25

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

26

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of portfolio managers in November 2008. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

27

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

30

MFS Mid Cap Growth Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

MFS
INVESTMENT MANAGEMENT

MFS® New Discovery Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VND-ANN

MFS® NEW DISCOVERY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Hittite Microwave Corp.	1.7%
Lincare Holdings, Inc.	1.7%
CoStar Group, Inc.	1.6%
Silicon Laboratories, Inc.	1.5%
Verisk Analytics, Inc., “A”	1.5%
MICROS Systems, Inc.	1.5%
ARM Holdings PLC	1.4%
Gen-Probe, Inc.	1.4%
MSCI, Inc., “A”	1.4%
NxStage Medical, Inc.	1.4%

Equity sectors
Health Care	26.8%
Technology	21.7%
Special Products & Services	9.4%
Industrial Goods & Services	8.3%
Financial Services	8.1%
Leisure	7.7%
Retailing	4.0%
Transportation	3.5%
Consumer Staples	3.0%
Energy	2.8%
Basic Materials	2.7%
Utilities & Communications	1.0%

(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS New Discovery Series (the “fund”) provided a total return of 63.18%, while Service Class shares of the fund provided a total return of 62.92%. These compare with a return of 34.47% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Stock selection in the health care sector was the key driver of the fund’s outperformance relative to the Russell 2000 Growth Index. Within this sector, the fund’s holdings of strong-performing medical device manufacturers, NxStage Medical and Mindray Medical International (b), and Latin American medical diagnostics company Diagnosticos da America (b) were among the fund’s top relative contributors. NxStage Medical benefited from an increase in revenue despite challenging economic conditions. The company, which makes equipment to treat kidney disease, continued to execute on initiatives to drive broader market adoption in the home market and expand overseas.

Stock selection in the energy sector also boosted relative returns. Top relative contributors included holdings of oil service and equipment company Dresser-Rand Group (b) and independent oil and natural gas exploration and production company Continental Resources (b)(h). Dresser-Rand Group’s earnings surged sharply despite lower commodity prices and reductions in exploration and production capital spending.

Stock selection and, to a lesser extent, a slightly underweighted position in the industrial goods and services sector was another positive factor for relative performance. No individual securities within this sector were among the fund’s top contributors for the reporting period.

Elsewhere, the fund’s holdings of digital products manufacturer ARM Holdings (b), travel service provider Ctrip.com International (b), urban fashion apparel retailer Citi Trends, restaurant operator P.F. Chang’s China Bistro, and online marketing and web analytics company Omniture (h) were all top relative contributors. ARM Holdings’ shares rose after the company reported a better-than-expected rise in revenue boosted by the stronger U.S. dollar and a robust licensing pipeline. The company expects continued growth in the smartphone market in 2010. Shares of Citi Trends appreciated due, in part, to management’s savvy insight into what clothes, and in what supply, should be stocked in their stores. Shares of Omniture surged after Adobe announced that it would acquire the company at a significant premium. Adobe plans to add Omniture’s number-crunching products to its array of popular creative software, such as Photoshop and Flash.

During the reporting period, the fund’s currency exposure was also a positive factor that helped relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

3

MFS New Discovery Series

Management Review – continued

Detractors from Performance

Top relative detractors for the reporting period included medical device maker Abiomed (h) and pipeline leak repair company Team Inc. Abiomed’s shares were pressured in the first quarter as the company reported revenue that fell short of expectations. In addition, clinical trials of the company’s cardiac assist device system appeared to move more slowly than expected. Team Inc. lowered its fiscal 2009 outlook at the beginning of the year based on weakening demand, sending the shares lower. Relative fund performance was also negatively impacted by not holding strong-performing biotech firm Dendreon.

Respectfully,

Thomas Wetherald

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/01/98	63.18%	3.88%	0.92%	N/A
Service Class	5/01/00	62.92%	3.63%	N/A	0.54%

Comparative benchmark

Russell 2000 Growth Index (f)	34.47%	0.87%	(1.37)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	1.02%	$1,000.00	$1,300.10	$5.91
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
Service Class	Actual	1.27%	$1,000.00	$1,298.51	$7.36
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 0.8%
HEICO Corp.	71,290	$3,160,278
HEICO Corp., “A”	46,870	1,685,445

		$4,845,723

Apparel Manufacturers – 0.3%
Stella International Holdings	1,149,000	$2,083,105

Biotechnology – 3.6%
Gen-Probe, Inc. (a)	211,790	$9,085,791
Human Genome Sciences, Inc. (a)	158,530	4,851,018
Luminex Corp. (a)	260,480	3,888,966
Myriad Genetics, Inc. (a)	194,250	5,069,925

		$22,895,700

Brokerage & Asset Managers – 1.5%
Penson Worldwide, Inc. (a)	495,640	$4,490,498
Thomas Weisel Partners Group (a)	189,180	715,100
TradeStation Group, Inc. (a)	590,560	4,659,518

		$9,865,116

Business Services – 5.9%
Concur Technologies, Inc. (a)	154,520	$6,605,730
Constant Contact, Inc. (a)	497,232	7,955,712
Copart, Inc. (a)	175,930	6,444,316
CoStar Group, Inc. (a)	251,590	10,508,914
Ultimate Software Group, Inc. (a)	218,850	6,427,625

		$37,942,297

Chemicals – 0.9%
Intrepid Potash, Inc. (a)	202,270	$5,900,216

Computer Software – 4.5%
Akamai Technologies, Inc. (a)	69,290	$1,755,116
ANSYS, Inc. (a)	40,560	1,762,738
Autonomy Corp. PLC (a)	199,810	4,876,500
Blackboard, Inc. (a)	131,930	5,988,303
Nuance Communications, Inc. (a)	272,974	4,242,016
Salesforce.com, Inc. (a)	78,190	5,768,076
SolarWinds, Inc. (a)	189,500	4,360,395

		$28,753,144

Computer Software – Systems – 3.4%
Ariba, Inc. (a)	270,330	$3,384,532
LogMeIn, Inc. (a)	78,460	1,565,277
MICROS Systems, Inc. (a)	310,090	9,622,093
PROS Holdings, Inc. (a)	367,800	3,806,730
SuccessFactors, Inc. (a)	230,630	3,823,845

		$22,202,477

Consumer Products – 1.8%
Colgate-Palmolive (India) Ltd.	223,620	$3,166,769
Dabur India Ltd.	590,060	2,007,593
Hengan International Group Co. Ltd.	318,000	2,353,801
Natura Cosmeticos S.A.	207,290	4,323,205

		$11,851,368

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Services – 3.5%
Anhanguera Educacional Participacoes S.A., IEU (a)	398,700	$5,665,726
Archipelago Learning, Inc. (a)	157,050	3,250,935
Capella Education Co. (a)	76,060	5,727,318
Strayer Education, Inc.	36,890	7,838,756

		$22,482,735

Electrical Equipment – 0.9%
Houston Wire & Cable Co.	251,910	$2,997,729
Mettler-Toledo International, Inc. (a)	23,730	2,491,413

		$5,489,142

Electronics – 7.3%
ARM Holdings PLC	3,236,480	$9,254,684
CEVA, Inc. (a)	234,770	3,019,142
Hittite Microwave Corp. (a)	275,920	11,243,740
NetLogic Microsystems, Inc. (a)	122,520	5,667,775
PMC-Sierra, Inc. (a)	555,110	4,807,253
Silicon Laboratories, Inc. (a)	206,090	9,962,391
Tessera Technologies, Inc. (a)	129,520	3,013,930

		$46,968,915

Energy – Independent – 1.0%
Cobalt International Energy, Inc. (a)	229,770	$3,180,017
EXCO Resources, Inc.	168,760	3,582,775

		$6,762,792

Engineering – Construction – 1.9%
North American Energy Partners, Inc. (a)	1,032,840	$7,498,418
Team, Inc. (a)	261,620	4,921,072

		$12,419,490

Food & Beverages – 1.2%
Mead Johnson Nutrition Co., “A”	176,830	$7,727,471

Gaming & Lodging – 2.3%
International Game Technology	280,670	$5,268,176
Orient-Express Hotels Ltd., “A” (a)	160,700	1,629,498
WMS Industries, Inc. (a)	202,190	8,087,600

		$14,985,274

Health Maintenance Organizations – 0.6%
OdontoPrev S.A.	103,800	$3,799,649

Insurance – 2.2%
PICO Holdings, Inc. (a)	128,390	$4,202,205
Verisk Analytics, Inc., “A” (a)	325,760	9,864,013

		$14,066,218

Internet – 4.0%
Dealertrack Holdings, Inc. (a)	269,430	$5,062,590
GSI Commerce, Inc. (a)	160,540	4,076,111
Rackspace Hosting, Inc. (a)	232,330	4,844,081
TechTarget, Inc. (a)	835,866	4,705,926
Vocus, Inc. (a)	374,800	6,746,400

		$25,435,108

7

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 4.7%
Bucyrus International, Inc.	136,870	$7,715,362
Colfax Corp. (a)	142,510	1,715,820
Jain Irrigation Systems Ltd.	205,890	3,859,636
Kennametal, Inc.	106,650	2,764,368
Polypore International, Inc. (a)	276,600	3,291,540
Ritchie Bros. Auctioneers, Inc. (l)	269,210	6,038,380
RTI International Metals, Inc. (a)	194,970	4,907,395

		$30,292,501

Medical & Health Technology & Services – 11.9%
Allscripts Healthcare Solutions, Inc. (a)	130,630	$2,642,645
athenahealth, Inc. (a)	120,010	5,429,252
Cerner Corp. (a)	54,150	4,464,126
DaVita, Inc. (a)	79,420	4,665,131
Diagnosticos da America S.A.	198,100	6,431,029
Fleury S.A. (a)	341,100	3,603,003
Healthcare Services Group, Inc.	376,550	8,080,763
IDEXX Laboratories, Inc. (a)	133,336	7,125,476
IPC The Hospitalist Co., Inc. (a)	194,540	6,468,455
Lincare Holdings, Inc. (a)	300,000	11,136,000
Medassets, Inc. (a)	214,000	4,538,940
MEDNAX, Inc. (a)	70,590	4,243,165
MWI Veterinary Supply, Inc. (a)	116,055	4,375,274
Phase Forward, Inc. (a)	206,050	3,162,868

		$76,366,127

Medical Equipment – 9.3%
AGA Medical Holdings, Inc. (a)	319,770	$4,723,003
AtriCure, Inc. (a)	125,510	758,080
Conceptus, Inc. (a)	252,710	4,740,840
DexCom, Inc. (a)	770,069	6,222,158
Edwards Lifesciences Corp. (a)	53,140	4,615,209
Insulet Corp. (a)	156,990	2,241,817
Mindray Medical International Ltd., ADR	261,530	8,871,098
NxStage Medical, Inc. (a)	1,076,756	8,990,913
Orthovita, Inc. (a)	1,079,600	3,789,396
ResMed, Inc. (a)	78,850	4,121,490
Thoratec Corp. (a)	153,330	4,127,644
Volcano Corp. (a)	373,790	6,496,470

		$59,698,118

Metals & Mining – 1.3%
Globe Specialty Metals, Inc. (a)	471,890	$4,435,766
Iluka Resources Ltd. (a)	1,338,970	4,261,186

		$8,696,952

Network & Telecom – 2.5%
Ciena Corp. (a)	602,720	$6,533,485
Fortinet, Inc. (a)	286,640	5,036,265
Polycom, Inc. (a)	183,930	4,592,732

		$16,162,482

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 1.8%
Core Laboratories N.V.	13,740	$1,622,969
Dresser-Rand Group, Inc. (a)	171,750	5,429,018
Exterran Holdings, Inc. (a)	204,400	4,384,380

		$11,436,367

Other Banks & Diversified Financials – 4.4%
Assured Guaranty Ltd.	140,220	$3,051,187
City National Corp.	84,040	3,832,224
Metro Bancorp, Inc. (a)	223,900	2,814,423
Ocwen Financial Corp. (a)	405,860	3,884,080
PacWest Bancorp	90,500	1,823,575
Signature Bank (a)	144,040	4,594,876
SVB Financial Group (a)	80,300	3,347,707
TCF Financial Corp.	343,070	4,672,613

		$28,020,685

Pharmaceuticals – 1.4%
Auxilium Pharmaceuticals, Inc. (a)	51,190	$1,534,676
Eurand N.V. (a)	275,820	3,558,078
Genomma Lab Internacional S.A., “B” (a)	1,223,100	2,691,718
Inspire Pharmaceuticals, Inc. (a)	253,130	1,397,278

		$9,181,750

Printing & Publishing – 2.3%
MSCI, Inc., “A” (a)	283,340	$9,010,212
VistaPrint Ltd. (a)	100,820	5,712,461

		$14,722,673

Railroad & Shipping – 0.3%
Diana Shipping, Inc. (a)	126,160	$1,826,797

Restaurants – 3.1%
McCormick & Schmick’s Seafood Restaurant, Inc. (a)	569,270	$3,962,119
P.F. Chang’s China Bistro, Inc. (a)	232,000	8,795,120
Peet’s Coffee & Tea, Inc. (a)	78,410	2,613,405
Red Robin Gourmet Burgers, Inc. (a)	252,360	4,517,244

		$19,887,888

Specialty Chemicals – 0.5%
Asian Paints Ltd.	76,044	$2,924,497

Specialty Stores – 3.7%
Citi Trends, Inc. (a)	197,040	$5,442,245
Ctrip.com International Ltd., ADR (a)	59,770	4,295,072
Dufry South America Ltd., BDR	106,870	2,197,326
Monro Muffler Brake, Inc.	72,710	2,431,422
Overstock.com, Inc. (a)	196,400	2,663,184
Titan Machinery, Inc. (a)	425,480	4,910,039
Zumiez, Inc. (a)	137,193	1,745,095

		$23,684,383

Telecommunications – Wireless – 1.0%
SBA Communications Corp. (a)	190,860	$6,519,778

8

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 3.2%
Atlas Air Worldwide Holdings, Inc. (a)	202,570	$7,545,733
Landstar System, Inc.	211,210	8,188,612
Old Dominion Freight Lines, Inc. (a)	165,640	5,085,148

		$20,819,493

Total Common Stocks (Identified Cost, $574,329,334)		$636,716,431

	Strike Price	First Exercise

WARRANTS – 0.0%
Alcoholic Beverages – 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $166,679) (a)(z)	$6.57	5/08/07	118,680	$3,660

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.6%
Mutual Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	3,339,409	$3,339,409

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	1,366,499	$1,366,499

Total Investments (Identified Cost, $579,201,921)		$641,425,999

OTHER ASSETS, LESS LIABILITIES – 0.2%		1,597,469

Net Assets – 100.0%		$643,023,468

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Castle Brands, Inc. (warrants)	4/18/07	$166,679	$3,660
% of Net Assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

BDR	Brazilian Depository Receipt

IEU	International Equity Unit

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $575,862,512)	$638,086,590
Underlying funds, at cost and value	3,339,409
Total investments, at value, including $1,332,634 of securities on loan (identified cost, $579,201,921)	$641,425,999
Cash	$17,294
Foreign currency, at value (identified cost, $65,091)	65,257
Receivables for
Investments sold	3,142,348
Fund shares sold	2,586,724
Interest and dividends	345,690
Other assets	9,051
Total assets		$647,592,363
Liabilities
Payables for
Investments purchased	$2,408,213
Fund shares reacquired	266,996
Collateral for securities loaned, at value	1,366,499
Payable to affiliates
Investment adviser	31,953
Shareholder servicing costs	220
Distribution and/or service fees	3,034
Administrative services fee	587
Payable for independent Trustees’ compensation	40
Deferred country tax expense payable	280,086
Accrued expenses and other liabilities	211,267
Total liabilities		$4,568,895
Net assets		$643,023,468
Net assets consist of
Paid-in capital	$683,216,975
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $280,086 deferred country tax)	61,944,410
Accumulated net realized gain (loss) on investments and foreign currency transactions	(102,092,104)
Accumulated net investment loss	(45,813)
Net assets		$643,023,468
Shares of beneficial interest outstanding		48,348,420

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$423,041,943	31,490,915	$13.43
Service Class	219,981,525	16,857,505	13.05

See Notes to Financial Statements

10

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment loss
Income
Dividends	$2,197,014
Income on securities loaned	193,907
Interest	144
Dividends from underlying funds	4,990
Foreign taxes withheld	(43,393)
Total investment income		$2,352,662
Expenses
Management fee	$4,564,238
Distribution and/or service fees	401,250
Shareholder servicing costs	74,897
Administrative services fee	97,091
Independent Trustees’ compensation	15,496
Custodian fee	176,049
Shareholder communications	220,275
Auditing fees	47,008
Legal fees	15,247
Miscellaneous	38,452
Total expenses		$5,650,003
Fees paid indirectly	(15)
Reduction of expenses by investment adviser	(2,994)
Net expenses		$5,646,994
Net investment loss		$(3,294,332)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $14,224 country tax)	$60,737,386
Foreign currency transactions	(204,095)
Net realized gain (loss) on investments and foreign currency transactions		$60,533,291
Change in unrealized appreciation (depreciation)
Investments (net of $280,086 increase in deferred country tax)	$191,878,855
Translation of assets and liabilities in foreign currencies	413
Net unrealized gain (loss) on investments and foreign currency translation		$191,879,268
Net realized and unrealized gain (loss) on investments and foreign currency		$252,412,559
Change in net assets from operations		$249,118,227

See Notes to Financial Statements

11

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment loss	$(3,294,332)	$(2,616,390)
Net realized gain (loss) on investments and foreign currency transactions	60,533,291	(148,760,907)
Net unrealized gain (loss) on investments and foreign currency translation	191,879,268	(130,718,050)
Change in net assets from operations	$249,118,227	$(282,095,347)
Distributions declared to shareholders
From net realized gain on investments	$—	$(125,815,988)
Change in net assets from fund share transactions	$(21,111,266)	$59,691,753
Total change in net assets	$228,006,961	$(348,219,582)
Net assets
At beginning of period	415,016,507	763,236,089
At end of period (including accumulated net investment loss of $45,813 and $34,502, respectively)	$643,023,468	$415,016,507

See Notes to Financial Statements

12

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.23	$16.63	$17.42	$15.65	$14.87
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.04)	$(0.09)	$(0.10)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	5.26	(5.54)	0.58	2.16	0.87
Total from investment operations	$5.20	$(5.58)	$0.49	$2.06	$0.78
Less distributions declared to shareholders
From net realized gain on investments	$—	$(2.82)	$(1.28)	$(0.29)	$—
Net asset value, end of period	$13.43	$8.23	$16.63	$17.42	$15.65
Total return (%) (k)(r)(s)	63.18	(39.33)	2.52	13.22	5.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.01	1.01	1.03	1.06
Expenses after expense reductions (f)	1.03	1.01	1.01	1.03	1.06
Net investment loss	(0.57)	(0.36)	(0.50)	(0.63)	(0.61)
Portfolio turnover	158	121	95	106	132
Net assets at end of period (000 omitted)	$423,042	$289,596	$520,726	$533,322	$406,190

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.01	$16.31	$17.15	$15.45	$14.71
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.07)	$(0.13)	$(0.14)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	5.12	(5.41)	0.57	2.13	0.86
Total from investment operations	$5.04	$(5.48)	$0.44	$1.99	$0.74
Less distributions declared to shareholders
From net realized gain on investments	$—	$(2.82)	$(1.28)	$(0.29)	$—
Net asset value, end of period	$13.05	$8.01	$16.31	$17.15	$15.45
Total return (%) (k)(r)(s)	62.92	(39.52)	2.25	12.93	5.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.26	1.26	1.28	1.30
Expenses after expense reductions (f)	1.28	1.26	1.26	1.28	1.30
Net investment loss	(0.82)	(0.60)	(0.75)	(0.88)	(0.86)
Portfolio turnover	158	121	95	106	132
Net assets at end of period (000 omitted)	$219,982	$125,421	$242,510	$285,511	$296,399

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

14

MFS New Discovery Series

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$541,129,163	$3,660	$—	$541,132,823
Brazil	7,926,208	15,896,403	—	23,822,611
China	13,166,170	2,353,801	—	15,519,971
United Kingdom	4,876,500	9,254,684	—	14,131,184
Canada	13,536,799	—	—	13,536,799
India	7,026,404	4,932,090	—	11,958,494
Australia	—	4,261,186	—	4,261,186
Netherlands	3,558,078	—	—	3,558,078
Mexico	2,691,718	—	—	2,691,718
Other Countries	1,826,797	4,280,430	—	6,107,227
Mutual Funds	4,705,908	—	—	4,705,908
Total Investments	$600,443,745	$40,982,254	$—	$641,425,999

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to

15

MFS New Discovery Series

Notes to Financial Statements – continued

achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At December 31, 2009, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Investment Transactions (i.e., Purchased Options)
Equity Contracts	$(580,288)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a

16

MFS New Discovery Series

Notes to Financial Statements – continued

money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$—	$ 32,124,010
Long-term capital gain	—	93,691,978
Total distributions	$—	$125,815,988

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$585,266,393
Gross appreciation	85,478,559
Gross depreciation	(29,318,953)
Net unrealized appreciation (depreciation)	$56,159,606
Capital loss carryforwards	(96,027,632)
Post-October currency loss deferral	(45,813)
Other temporary differences	(279,668)

17

MFS New Discovery Series

Notes to Financial Statements – continued

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(96,027,632)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

From net realized gain on investments

	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$—	$86,808,423
Service Class	—	39,007,565
Total distributions	$—	$125,815,988

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $73,527, which equated to 0.0145% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $1,370.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0191% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the

18

MFS New Discovery Series

Notes to Financial Statements – continued

terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,859 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,994, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $795,822,012 and $823,346,015, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	7,403,523	$73,426,835	4,613,563	$58,817,593
Service Class	5,182,927	54,257,791	2,231,639	22,950,027
	12,586,450	$127,684,626	6,845,202	$81,767,620
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	6,961,381	$86,808,423
Service Class	—	—	3,205,223	39,007,565
	—	$—	10,166,604	$125,815,988
Shares reacquired
Initial Class	(11,110,651)	$(110,199,556)	(7,686,034)	$(92,763,167)
Service Class	(3,979,125)	(38,596,336)	(4,649,773)	(55,128,688)
	(15,089,776)	$(148,795,892)	(12,335,807)	$(147,891,855)
Net change
Initial Class	(3,707,128)	$(36,772,721)	3,888,910	$52,862,849
Service Class	1,203,802	15,661,455	787,089	6,828,904
	(2,503,326)	$(21,111,266)	4,675,999	$59,691,753

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $7,912 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	138,650,108	(135,310,699)	3,339,409

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,990	$3,339,409

19

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

20

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

21

MFS New Discovery Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

22

MFS New Discovery Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Thomas Wetherald

23

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and 4th quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

24

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2008, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2008 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

25

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

26

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

27

MFS New Discovery Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS
INVESTMENT MANAGEMENT

MFS® Core Equity Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VVS-ANN

MFS® CORE EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Core Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Johnson & Johnson	2.3%
Apple, Inc.	2.2%
JPMorgan Chase & Co.	2.0%
Chevron Corp.	2.0%
AT&T, Inc.	1.9%
Google, Inc., “A”	1.9%
Procter & Gamble Co.	1.8%
Abbott Laboratories	1.6%
Exxon Mobil Corp.	1.6%
Bank of America Corp.	1.6%

Equity sectors
Technology	17.6%
Financial Services	14.3%
Health Care	13.3%
Energy	10.5%
Consumer Staples	8.0%
Retailing	7.5%
Utilities & Communications	7.1%
Industrial Goods & Services	6.9%
Basic Materials	4.5%
Leisure	3.6%
Transportation	2.8%
Special Products & Services	2.6%
Autos & Housing	0.5%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Core Equity Series (the “fund”) provided a total return of 32.43%, while Service Class shares of the fund provided a total return of 32.24%. These compare with a return of 28.34% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong stock selection in the technology sector contributed to the fund’s performance relative to the Russell 3000 Index. Standout performers within this sector that benefited relative results included computer and personal electronics maker Apple, business intelligence software company MicroStrategy, and networking chip maker Marvell Technology Group. Shares of Apple climbed as revenues and earnings increased year over year due to strong sales of its popular iPhone and Mac computers.

Favorable security selection in the health care sector also boosted relative returns over the reporting period. The fund’s ownership of global healthcare company Schering-Plough (h) and medical device manufacturer NxStage Medical had a positive impact on relative performance. Shares of Schering-Plough rose after Merck announced plans to merge the two companies in a stock and cash deal that offered a significant premium to Schering-Plough shareholders.

Stock selection in the industrial goods and services sector was another positive area of relative returns. Not owning struggling diversified industrial conglomerate General Electric was a positive factor for relative results as the stock significantly underperformed the benchmark.

Individual securities in other sectors that aided relative performance included our underweighted position in integrated oil and gas company Exxon Mobil, and our holdings of financial services firm JPMorgan Chase and luxury retailer Nordstrom (h). During the reporting period, shares of Nordstrom performed well as the company reported earnings that met analyst expectations due, in part, to the company’s tight inventory management and lowering of its prices in an effort to offset slumping sales. In addition, not holding poor-performing financial services firm Citigroup, a benchmark constituent, also helped relative returns.

Detractors from Performance

Stock selection in the energy sector detracted from the fund’s relative performance. The fund’s overweighted position in integrated energy company Chevron hindered relative results as the stock underperformed the benchmark during the reporting period.

Elsewhere, our overweighted position in global biotech company Genzyme, defense contractor Lockheed Martin, and insurance company MetLife had a negative effect on relative returns. Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down due to a viral infection in one of its bioreactors. In addition, the timing of our ownership in shares of bank operator Bank of America,

3

MFS Core Equity Series

Management Review – continued

pharmaceutical and medical products maker Abbott Laboratories, and specialty retailer of pet food and supplies PETsMART (h) also held back relative performance. Not owning strong-performing software giant Microsoft and computer company International Business Machines (IBM) was another negative factor for relative results.

The fund’s cash position also held back relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	8/14/96	32.43%	0.72%	(2.58)%	N/A
Service Class	5/01/00	32.24%	0.49%	N/A	(3.61)%

Comparative benchmark
Russell 3000 Index (f)		28.34%	0.76%	(0.20)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.90%	$1,000.00	$1,227.48	$5.05
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,226.07	$6.45
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Core Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.2%
Aerospace – 2.8%
Goodrich Corp.	5,470	$351,447
Honeywell International, Inc.	3,820	149,744
Lockheed Martin Corp.	5,800	437,030
Precision Castparts Corp.	2,240	247,184
United Technologies Corp.	9,470	657,313

		$1,842,718

Airlines – 0.2%
Copa Holdings S.A., “A”	1,470	$80,071
UAL Corp. (a)	5,800	74,878

		$154,949

Alcoholic Beverages – 0.2%
Boston Beer Co., Inc., “A” (a)	3,340	$155,644

Apparel Manufacturers – 0.8%
NIKE, Inc., “B”	8,180	$540,453

Biotechnology – 1.9%
Amgen, Inc. (a)	8,600	$486,502
Genzyme Corp. (a)	10,921	535,238
Gilead Sciences, Inc. (a)	2,810	121,617
Human Genome Sciences, Inc. (a)	3,090	94,554

		$1,237,911

Broadcasting – 1.5%
CBS Corp., “B”	9,910	$139,236
Discovery Communications, Inc., “A” (a)	4,920	150,896
Time Warner, Inc.	9,826	286,330
Walt Disney Co.	13,870	447,308

		$1,023,770

Brokerage & Asset Managers – 1.5%
Affiliated Managers Group, Inc. (a)	1,920	$129,312
Charles Schwab Corp.	6,310	118,754
CME Group, Inc.	960	322,512
GFI Group, Inc.	34,030	155,517
Invesco Ltd.	8,540	200,605
LaBranche & Co., Inc. (a)	9,100	25,844
MarketAxess Holdings, Inc.	3,040	42,256

		$994,800

Business Services – 1.8%
Accenture Ltd., “A”	8,530	$353,995
Dun & Bradstreet Corp.	3,270	275,890
MasterCard, Inc., “A”	1,250	319,975
Western Union Co.	11,500	216,775

		$1,166,635

Cable TV – 1.0%
Comcast Corp., “Special A”	10,410	$166,664
DIRECTV Group, Inc., “A” (a)	10,520	350,842
Time Warner Cable, Inc.	4,235	175,287

		$692,793

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 1.9%
Celanese Corp.	12,100	$388,410
Monsanto Co.	8,560	699,780
Solutia, Inc. (a)	13,300	168,910

		$1,257,100

Computer Software – 4.6%
Adobe Systems, Inc. (a)	23,200	$853,296
MicroStrategy, Inc., “A” (a)	10,960	1,030,459
Nuance Communications, Inc. (a)	17,520	272,261
Oracle Corp.	35,850	879,759

		$3,035,775

Computer Software – Systems – 5.1%
Apple, Inc. (a)	7,020	$1,480,237
Compellent Technologies, Inc. (a)	9,980	226,346
Dell, Inc. (a)	51,680	742,125
Hewlett-Packard Co.	19,070	982,296

		$3,431,004

Construction – 0.5%
Lennar Corp., “A”	14,400	$183,888
Sherwin-Williams Co.	2,420	149,193

		$333,081

Consumer Products – 2.5%
Church & Dwight Co., Inc.	2,070	$125,131
Kimberly-Clark Corp.	5,380	342,760
Procter & Gamble Co.	19,440	1,178,647

		$1,646,538

Consumer Services – 0.8%
Apollo Group, Inc., “A” (a)	1,770	$107,227
Priceline.com, Inc. (a)	720	157,320
Strayer Education, Inc.	1,280	271,987

		$536,534

Electrical Equipment – 2.4%
AMETEK, Inc.	9,670	$369,781
Danaher Corp.	11,990	901,648
Rockwell Automation, Inc.	3,550	166,779
Tyco Electronics Ltd.	6,110	150,000

		$1,588,208

Electronics – 4.1%
First Solar, Inc. (a)	1,390	$188,206
Flextronics International Ltd. (a)	30,041	219,600
Hittite Microwave Corp. (a)	5,900	240,425
Intel Corp.	51,270	1,045,908
Marvell Technology Group Ltd. (a)	12,520	259,790
National Semiconductor Corp.	34,560	530,842
Silicon Laboratories, Inc. (a)	2,000	96,680
Tessera Technologies, Inc. (a)	6,860	159,632

		$2,741,083

7

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 4.0%
Alpha Natural Resources, Inc. (a)	1,600	$69,408
Anadarko Petroleum Corp.	4,980	310,852
Apache Corp.	5,870	605,608
Denbury Resources, Inc. (a)	7,420	109,816
Energen Corp.	4,080	190,944
Nexen, Inc.	13,140	316,863
Noble Energy, Inc.	3,860	274,909
Occidental Petroleum Corp.	6,620	538,537
Walter Energy, Inc.	800	60,248
XTO Energy, Inc.	4,680	217,760

		$2,694,945

Energy – Integrated – 4.7%
Chevron Corp.	17,170	$1,321,918
Exxon Mobil Corp. (s)	15,810	1,078,084
Hess Corp.	5,470	330,935
Marathon Oil Corp.	8,460	264,121
Suncor Energy, Inc.	4,410	155,717

		$3,150,775

Engineering – Construction – 0.8%
Fluor Corp.	9,200	$414,368
North American Energy Partners, Inc. (a)	18,490	134,237

		$548,605

Food & Beverages – 3.7%
General Mills, Inc.	10,650	$754,127
J.M. Smucker Co.	4,450	274,787
Kellogg Co.	10,430	554,876
PepsiCo, Inc. (s)	14,660	891,328

		$2,475,118

Food & Drug Stores – 0.8%
Kroger Co.	6,870	$141,041
Walgreen Co.	10,890	399,881

		$540,922

Gaming & Lodging – 0.6%
International Game Technology	5,320	$99,856
Las Vegas Sands Corp. (a)	6,260	93,524
Royal Caribbean Cruises Ltd. (a)	5,170	130,698
Starwood Hotels & Resorts Worldwide, Inc.	2,150	78,626

		$402,704

General Merchandise – 2.5%
Dollar General Corp. (a)	10,880	$244,038
Target Corp.	14,880	719,746
Wal-Mart Stores, Inc.	13,630	728,524

		$1,692,308

Health Maintenance Organizations – 0.5%
WellPoint, Inc. (a)	6,000	$349,740

Insurance – 3.1%
ACE Ltd.	1,950	$98,280
Allied World Assurance Co. Holdings Ltd.	9,100	419,237
Chubb Corp.	10,440	513,439

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – continued
MetLife, Inc.	12,800	$452,480
Prudential Financial, Inc.	3,280	163,213
Travelers Cos., Inc.	4,310	214,897
Verisk Analytics, Inc., “A” (a)	6,480	196,214

		$2,057,760

Internet – 1.9%
Google, Inc., “A” (a)	2,040	$1,264,759

Machinery & Tools – 0.5%
Gardner Denver, Inc.	4,220	$179,561
RTI International Metals, Inc. (a)	5,800	145,986

		$325,547

Major Banks – 6.5%
Bank of America Corp.	70,800	$1,066,248
Bank of New York Mellon Corp.	10,908	305,097
Goldman Sachs Group, Inc.	4,640	783,418
JPMorgan Chase & Co. (s)	31,890	1,328,856
Regions Financial Corp.	37,670	199,274
State Street Corp.	8,810	383,587
SunTrust Banks, Inc.	13,760	279,190

		$4,345,670

Medical & Health Technology & Services – 1.5%
DaVita, Inc. (a)	4,650	$273,141
Express Scripts, Inc. (a)	1,770	153,017
Laboratory Corp. of America Holdings (a)	3,700	276,908
Medco Health Solutions, Inc. (a)	2,500	159,775
VCA Antech, Inc. (a)	4,840	120,613

		$983,454

Medical Equipment – 3.0%
Becton, Dickinson & Co.	4,620	$364,333
Covidien PLC	2,310	110,626
Medtronic, Inc.	8,330	366,353
NxStage Medical, Inc. (a)(z)	33,830	282,481
NxStage Medical, Inc. (a)	7,440	62,124
St. Jude Medical, Inc. (a)	9,640	354,559
Thermo Fisher Scientific, Inc. (a)	6,930	330,492
Waters Corp. (a)	2,490	154,280

		$2,025,248

Metals & Mining – 0.7%
Cameco Corp.	2,940	$94,580
Steel Dynamics, Inc.	10,720	189,958
United States Steel Corp.	3,200	176,384

		$460,922

Natural Gas – Distribution – 0.6%
EQT Corp.	4,560	$200,275
South Jersey Industries, Inc.	5,340	203,881

		$404,156

Network & Telecom – 1.9%
Cisco Systems, Inc. (a)	39,590	$947,785
Juniper Networks, Inc. (a)	8,230	219,494
Polycom, Inc. (a)	3,800	94,886

		$1,262,165

8

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 1.8%
Halliburton Co.	18,510	$556,966
National Oilwell Varco, Inc.	4,500	198,405
Noble Corp.	8,170	332,519
Weatherford International Ltd. (a)	7,950	142,384

		$1,230,274

Other Banks & Diversified Financials – 1.3%
American Express Co.	4,150	$168,158
CIT Group, Inc. (a)	2,600	71,786
Euro Dekania Ltd. (z)	50,820	77,224
NewAlliance Bancshares, Inc.	10,980	131,870
Ocwen Financial Corp. (a)	21,350	204,320
TCF Financial Corp.	15,210	207,160

		$860,518

Pharmaceuticals – 6.4%
Abbott Laboratories	20,210	$1,091,138
Inverness Medical Innovations, Inc. (a)	3,900	161,889
Johnson & Johnson	23,320	1,502,041
Merck & Co., Inc.	2,010	73,445
Pfizer, Inc.	47,169	858,004
Teva Pharmaceutical Industries Ltd., ADR	9,970	560,115

		$4,246,632

Pollution Control – 0.4%
Republic Services, Inc.	8,770	$248,279

Precious Metals & Minerals – 0.4%
Goldcorp, Inc.	1,440	$56,650
Teck Resources Ltd., “B” (a)	5,330	187,647

		$244,297

Printing & Publishing – 0.2%
Moody’s Corp.	6,130	$164,284

Railroad & Shipping – 1.1%
Canadian National Railway Co.	8,420	$457,711
Union Pacific Corp.	3,870	247,293

		$705,004

Real Estate – 1.9%
Annaly Mortgage Management, Inc., REIT	19,900	$345,265
Entertainment Property Trust, REIT	15,220	536,809
Kilroy Realty Corp., REIT	6,020	184,633
Mack-Cali Realty Corp., REIT	5,720	197,740

		$1,264,447

Restaurants – 0.3%
P.F. Chang’s China Bistro, Inc. (a)	4,530	$171,732

Specialty Chemicals – 1.5%
Airgas, Inc.	3,500	$166,600
Praxair, Inc.	7,610	611,159
Rockwood Holdings, Inc. (a)	10,550	248,558

		$1,026,317

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 3.4%
Abercrombie & Fitch Co., “A”	9,490	$330,727
Advance Auto Parts, Inc.	5,960	241,261
Amazon.com, Inc. (a)	2,420	325,538
GameStop Corp., “A” (a)	13,080	286,975
Home Depot, Inc.	18,940	547,934
Limited Brands, Inc.	12,750	245,310
Staples, Inc.	10,820	266,064

		$2,243,809

Telecommunications – Wireless – 0.1%
Sprint Nextel Corp. (a)	16,610	$60,793

Telephone Services – 3.0%
American Tower Corp., “A” (a)	7,770	$335,742
AT&T, Inc.	46,290	1,297,509
CenturyTel, Inc.	9,390	340,012

		$1,973,263

Tobacco – 1.6%
Lorillard, Inc.	1,810	$145,216
Philip Morris International, Inc.	19,500	939,705

		$1,084,921

Trucking – 1.5%
Atlas Air Worldwide Holdings, Inc. (a)	6,640	$247,340
Expeditors International of Washington, Inc.	11,940	414,676
Landstar System, Inc.	9,030	350,093

		$1,012,109

Utilities – Electric Power – 3.4%
American Electric Power Co., Inc.	9,970	$346,856
CMS Energy Corp.	18,300	286,578
Dominion Resources, Inc.	4,540	176,697
NRG Energy, Inc. (a)	3,640	85,940
PG&E Corp.	6,940	309,871
PPL Corp.	9,490	306,622
Progress Energy, Inc.	4,860	199,309
Public Service Enterprise Group, Inc.	7,690	255,693
Wisconsin Energy Corp.	5,330	265,594

		$2,233,160

Total Common Stocks (Identified Cost, $64,355,652)		$66,133,633

	Strike Price	First Exercise

WARRANTS – 0.1%
Medical Equipment – 0.1%
NxStage Medical, Inc. (1 share for 1 warrant) (Identified Cost, $18,568) (a)(z)	$5.50	5/23/08	6,766	$30,992

9

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.6%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	422,843	$422,843

Total Investments (Identified Cost, $64,797,063)		$66,587,468

OTHER ASSETS, LESS LIABILITIES – 0.1%		51,602

Net Assets – 100.0%		$66,639,070

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $170,661. At December 31, 2009, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Euro Dekania Ltd.	6/25/07	$737,167	$77,224
NxStage Medical, Inc.	5/22/08	133,667	282,481
NxStage Medical, Inc. (Warrants)	5/22/08	18,568	30,992
Total Restricted Securities			$390,697
% of Net Assets			0.6%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $64,374,220)	$66,164,625
Underlying funds, at cost and value	422,843
Total investments, at value (identified cost, $64,797,063)	$66,587,468
Cash	$1,723
Receivables for
Investments sold	39,836
Fund shares sold	810
Interest and dividends	88,101
Receivable from investment adviser	7,975
Other assets	1,244
Total assets		$66,727,157
Liabilities
Payables for
Investments purchased	$36,975
Fund shares reacquired	19,877
Payable to affiliates
Investment adviser	2,763
Shareholder servicing costs	18
Distribution and/or service fees	66
Administrative services fee	110
Payable for independent Trustees’ compensation	24
Accrued expenses and other liabilities	28,254
Total liabilities		$88,087
Net assets		$66,639,070
Net assets consist of
Paid-in capital	$116,159,729
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,790,411
Accumulated net realized gain (loss) on investments and foreign currency transactions	(52,015,194)
Undistributed net investment income	704,124
Net assets		$66,639,070
Shares of beneficial interest outstanding		4,939,723

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$61,856,360	4,584,019	$13.49
Service Class	4,782,710	355,704	13.45

See Notes to Financial Statements

11

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$1,220,181
Interest	35,476
Dividends from underlying funds	1,161
Foreign taxes withheld	(11,702)
Total investment income		$1,245,116
Expenses
Management fee	$443,993
Distribution and/or service fees	11,002
Shareholder servicing costs	9,317
Administrative services fee	19,060
Independent Trustees’ compensation	3,937
Custodian fee	22,226
Shareholder communications	33,684
Auditing fees	50,438
Legal fees	2,681
Dividend and interest expense on securities sold short	461
Miscellaneous	12,746
Total expenses		$609,545
Reduction of expenses by investment adviser	(65,090)
Net expenses		$544,455
Net investment income		$700,661
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(8,599,061)
Securities sold short	(12,950)
Foreign currency transactions	3,163
Net realized gain (loss) on investments and foreign currency transactions		$(8,608,848)
Change in unrealized appreciation (depreciation)
Investments	$24,803,901
Translation of assets and liabilities in foreign currencies	(3,456)
Net unrealized gain (loss) on investments and foreign currency translation		$24,800,445
Net realized and unrealized gain (loss) on investments and foreign currency		$16,191,597
Change in net assets from operations		$16,892,258

See Notes to Financial Statements

12

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$700,661	$1,012,086
Net realized gain (loss) on investments and foreign currency transactions	(8,608,848)	(16,627,790)
Net unrealized gain (loss) on investments and foreign currency translation	24,800,445	(26,526,869)
Change in net assets from operations	$16,892,258	$(42,142,573)
Distributions declared to shareholders
From net investment income	$(996,498)	$(705,142)
Change in net assets from fund share transactions	$(7,877,578)	$(23,070,378)
Total change in net assets	$8,018,182	$(65,918,093)
Net assets
At beginning of period	58,620,888	124,538,981
At end of period (including undistributed net investment income of $704,124 and $996,022, respectively)	$66,639,070	$58,620,888

See Notes to Financial Statements

13

MFS Core Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$10.38	$17.18		$15.51	$13.69	$13.57
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.16		$0.09	$0.05	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	3.16	(6.85)		1.64	1.83	0.16
Total from investment operations	$3.30	$(6.69)		$1.73	$1.88	$0.22
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.11)		$(0.06)	$(0.06)	$(0.10)
Net asset value, end of period	$13.49	$10.38		$17.18	$15.51	$13.69
Total return (%) (k)(r)(s)	32.43	(39.15	)(t)	11.15	13.80	1.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	0.95		1.03	0.92	0.98
Expenses after expense reductions (f)	0.90	0.90		0.90	0.90	0.90
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.90	N/A		N/A	N/A	N/A
Net investment income	1.20	1.13		0.53	0.35	0.42
Portfolio turnover	90	109		151	89	93
Net assets at end of period (000 omitted)	$61,856	$54,049		$115,251	$131,259	$137,244

Service Class	Years ended 12/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$10.32	$17.07		$15.41	$13.60	$13.48
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.12		$0.04	$0.01	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	3.17	(6.81)		1.63	1.82	0.17
Total from investment operations	$3.28	$(6.69)		$1.67	$1.83	$0.19
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.06)		$(0.01)	$(0.02)	$(0.07)
Net asset value, end of period	$13.45	$10.32		$17.07	$15.41	$13.60
Total return (%) (k)(r)(s)	32.24	(39.32	)(t)	10.87	13.50	1.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.20		1.27	1.17	1.23
Expenses after expense reductions (f)	1.15	1.15		1.15	1.15	1.15
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.15	N/A		N/A	N/A	N/A
Net investment income	0.95	0.87		0.25	0.10	0.17
Portfolio turnover	90	109		151	89	93
Net assets at end of period (000 omitted)	$4,783	$4,571		$9,288	$14,740	$15,823

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.87%.

See Notes to Financial Statements

14

MFS Core Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

15

MFS Core Equity Series

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$63,730,337	$313,473	$—	$64,043,810
Canada	1,403,405	—	—	1,403,405
Israel	560,115	—	—	560,115
Panama	80,071	—	—	80,071
United Kingdom	—	—	77,224	77,224
Mutual Funds	422,843	—	—	422,843
Total Investments	$66,196,771	$313,473	$77,224	$66,587,468

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/08	$147,361
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(70,137)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 12/31/09	$77,224

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

16

MFS Core Equity Series

Notes to Financial Statements – continued

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At December 31, 2009, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Investment Transactions (i.e., Purchased Options)
Equity Contracts	$(30,496)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as

17

MFS Core Equity Series

Notes to Financial Statements – continued

described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2009, this expense amounted to $461. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2009, the fund had no short sales outstanding.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

18

MFS Core Equity Series

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$996,498	$705,142

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$64,954,155
Gross appreciation	7,000,504
Gross depreciation	(5,367,191)
Net unrealized appreciation (depreciation)	$1,633,313
Undistributed ordinary income	704,124
Capital loss carryforwards	(51,847,821)
Other temporary differences	(10,275)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(26,693,718)
12/31/16	(16,149,798)
12/31/17	(9,004,305)
$(51,847,821)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$936,035	$673,155
Service Class	60,463	31,987
Total	$996,498	$705,142

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement terminates on April 30, 2010. For the year ended December 31, 2009, this reduction amounted to $64,722 and is reflected as a reduction of total expenses in the Statement of Operations.

Effective May 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such an agreement will continue at least until April 30, 2011.

19

MFS Core Equity Series

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $8,922, which equated to 0.0151% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $395.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0322% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $700 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $368, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $52,739,057 and $59,956,620, respectively.

20

MFS Core Equity Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	237,775	$2,645,123	195,467	$2,683,901
Service Class	118,024	1,296,676	111,116	1,583,080
	355,799	$3,941,799	306,583	$4,266,981
Shares issued to shareholders in reinvestment of distributions
Initial Class	93,603	$936,035	42,740	$673,155
Service Class	6,058	60,463	2,039	31,987
	99,661	$996,498	44,779	$705,142
Shares reacquired
Initial Class	(954,669)	$(10,503,945)	(1,739,123)	$(25,060,341)
Service Class	(211,205)	(2,311,930)	(214,315)	(2,982,160)
	(1,165,874)	$(12,815,875)	(1,953,438)	$(28,042,501)
Net change
Initial Class	(623,291)	$(6,922,787)	(1,500,916)	$(21,703,285)
Service Class	(87,123)	(954,791)	(101,160)	(1,367,093)
	(710,414)	$(7,877,578)	(1,602,076)	$(23,070,378)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $940 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	11,963,413	(11,540,570)	422,843

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,161	$422,843

21

MFS Core Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Core Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

22

MFS Core Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

23

MFS Core Equity Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.
Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

24

MFS Core Equity Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joseph MacDougall Katrina Mead

25

MFS Core Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective May 1, 2007, the Fund changed its name (formerly, the Fund was named MFS Capital Opportunities Series) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance prior to May 1, 2007 to be relevant. Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

26

MFS Core Equity Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Core Equity Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

MFS Core Equity Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS® Utilities Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Sempra Energy	3.5%
Questar Corp.	3.4%
CMS Energy Corp.	3.4%
EQT Corp.	3.2%
Williams Cos., Inc.	2.9%
AES Corp.	2.7%
PPL Corp.	2.7%
Vodafone Group PLC	2.6%
Cellcom Israel Ltd.	2.6%
Virgin Media, Inc.	2.6%

Top five industries (i)
Utilities - Electric Power	47.2%
Telephone Services	13.0%
Natural Gas - Distribution	12.9%
Telecommunications - Wireless	11.7%
Natural Gas - Pipeline	6.6%

Country weightings (i)
United States	69.3%
Brazil	6.9%
United Kingdom	4.2%
Spain	3.5%
Israel	3.3%
Germany	2.3%
Czech Republic	2.1%
France	1.7%
Netherlands	1.4%
Other Countries	5.3%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Utilities Series (the “fund”) provided a total return of 33.44%, while Service Class shares of the fund provided a total return of 33.09%. These compare with a return of 26.46% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 11.91% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

During the reporting period, strong stock selection in the electric power industry contributed to the fund’s performance relative to the S&P Utilities Index. Standout performers within this industry included electricity distributor Eletropaulo Metropolitana (Brazil) (b), integrated electric power company AES Corp., electric utility company CMS Energy, and electric power generator AES Tiete (Brazil) (b). Shares of Eletropaulo Metropolitana appreciated due to its strong dividend yield, attractive valuation, and solid quality metrics. Stock of AES also performed well. The company has continued to improve its financial position, rationalize its investments, and generate good free-cash-flow. Elsewhere, not holding poor-performing electric utility companies, Exelon Corp. and Southern Company, both benchmark constituents, also had a positive impact on relative returns.

The fund’s holdings in the telephone services and wireless communications industries, which are not represented in the S&P Utilities Index, were another positive area for relative performance. Within the telephone services industry, telecommunications company Virgin Media (b) was among the fund’s top relative contributors. Stock of Virgin Media had impressive performance due to increased revenue in its U.K. broadband internet business. Within the wireless communications industry, Cellcom Israel (b) and Vivo Participacoes (Brazil) (b) benefited relative results. Shares of Vivo Participacoes rose significantly over the latter part of the reporting period due to increased profitability, better margins, and cost improvement strategies.

Elsewhere, our holdings of cable company Time Warner Cable (b) aided relative returns as the stock significantly outperformed the benchmark over the reporting period.

During the reporting period, the fund’s currency exposure was also a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Detractors from Performance

Several individual securities that detracted from relative performance included wireless service provider Metro PCS Communications (b)(h), electricity provider Allegheny Energy, and power generation company NRG Energy (b). The share price of Metro PCS came under pressure from competition for market share. The company also missed new customer and earnings targets as a result of heightened competition in the prepaid market. Elsewhere, the timing of our ownership in shares of power

3

MFS Utilities Series

Management Review – continued

generation company FPL Group and electricity distributor Consolidated Edison, and not holding strong-performing power and natural gas distributor Duke Energy, also negatively impacted relative results.

The fund’s cash position was also a detractor from relative returns. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	1/03/95	33.44%	10.25%	6.09%	N/A
Service Class	5/01/00	33.09%	9.98%	N/A	5.70%

Comparative benchmarks
Standard & Poor’s 500 Utilities Index (f)		11.91%	6.05%	4.88%	N/A
Standard & Poor’s 500 Stock Index (f)		26.46%	0.42%	(0.95)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Utilities Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.81%	$1,000.00	$1,204.41	$4.50
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,202.87	$5.89
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 93.0%
Broadcasting – 0.1%
Walt Disney Co.	27,200	$877,200

Cable TV – 4.2%
Cablevision Systems Corp., “A”	34,200	$883,044
Comcast Corp., “Special A”	1,980,200	31,703,002
DIRECTV Group, Inc., “A” (a)	175,500	5,852,925
Liberty Global, Inc., “A” (a)	81,100	1,776,901
Time Warner Cable, Inc.	809,550	33,507,274

		$73,723,146

Energy – Independent – 0.2%
Apache Corp.	36,400	$3,755,388

Natural Gas – Distribution – 12.9%
EQT Corp.	1,299,880	$57,090,730
GDF Suez	642,221	27,882,063
NiSource, Inc.	706,500	10,865,970
ONEOK, Inc.	101,600	4,528,312
Questar Corp.	1,465,820	60,934,137
Sempra Energy	1,109,140	62,089,657
Southern Union Co.	83,300	1,890,910
Spectra Energy Corp.	166,670	3,418,402

		$228,700,181

Natural Gas – Pipeline – 5.8%
El Paso Corp.	3,944,490	$38,774,337
Enagas S.A.	621,370	13,752,470
Williams Cos., Inc.	2,426,505	51,150,725

		$103,677,532

Oil Services – 0.5%
Weatherford International Ltd. (a)	442,800	$7,930,548

Pollution Control – 0.1%
SUEZ Environnement	75,500	$1,745,257

Telecommunications – Wireless – 11.7%
America Movil S.A.B. de C.V., “L”, ADR	243,040	$11,418,019
Cellcom Israel Ltd.	1,449,410	46,468,085
Mobile TeleSystems OJSC, ADR	212,700	10,398,903
MTN Group Ltd.	960,940	15,287,939
NII Holdings, Inc. (a)	249,240	8,369,479
Partner Communication Co. Ltd., ADR	579,800	11,798,930
Philippine Long Distance Telephone Co.	62,600	3,547,740
Philippine Long Distance Telephone Co., ADR	136,600	7,741,122
Rogers Communications, Inc., “B”	466,660	14,586,332
Tim Participacoes S.A., ADR	32,600	968,546
Vimpel-Communications, ADR	376,700	7,002,853
Vivo Participacoes S.A., ADR	751,625	23,300,375
Vodafone Group PLC	20,205,870	46,790,748

		$207,679,071

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 12.6%
American Tower Corp., “A” (a)	345,700	$14,937,697
AT&T, Inc.	1,541,770	43,215,813
CenturyTel, Inc.	804,800	29,141,808
China Unicom Ltd., ADR	409,700	5,371,167
Crown Castle International Corp. (a)	68,100	2,658,624
Frontier Communications Corp.	917,500	7,165,675
Hellenic Telecommunications Organization S.A.	183,000	2,679,388
Royal KPN N.V.	1,441,950	24,474,551
Singapore Telecommunications Ltd.	2,891,000	6,366,481
Telefonica S.A.	558,120	15,555,670
Virgin Media, Inc.	2,760,760	46,463,591
Windstream Corp.	2,359,448	25,930,334

		$223,960,799

Utilities – Electric Power – 44.9%
AES Corp. (a)	3,650,490	$48,588,022
AES Tiete S.A., IPS	1,654,359	18,969,711
Allegheny Energy, Inc.	912,400	21,423,152
Alliant Energy Corp.	173,800	5,259,188
American Electric Power Co., Inc.	1,121,410	39,013,854
American Water Works Co., Inc.	405,790	9,093,754
Calpine Corp. (a)	966,800	10,634,800
CenterPoint Energy, Inc.	427,890	6,208,684
CEZ AS	779,260	36,639,030
China Longyuan Power Group (a)	7,166,000	9,279,366
CMS Energy Corp.	3,836,030	60,072,230
Companhia de Saneamento de Minas Gerais – Copasa MG	682,700	12,972,211
Companhia Paranaense de Energia, ADR	273,300	5,862,285
Companhia Paranaense de Energia, IPS	182,800	3,913,120
Consolidated Edison, Inc.	96,330	4,376,272
Constellation Energy Group, Inc.	857,850	30,170,584
Covanta Holding Corp. (a)	181,400	3,281,526
CPFL Energia S.A.	177,500	3,634,714
CPFL Energia S.A., ADR	15,000	926,700
Dominion Resources, Inc.	631,700	24,585,764
DPL, Inc.	1,128,060	31,134,456
DTE Energy Co.	139,300	6,072,087
E.ON AG	820,572	34,256,966
Electricite de France	15,000	893,675
Eletropaulo Metropolitana S.A., IPS	1,502,100	29,559,008
Energias do Brasil S.A.	325,430	6,232,661
Entergy Corp.	146,100	11,956,824
FirstEnergy Corp.	599,000	27,823,550
National Grid PLC	2,033,300	22,226,206
Northeast Utilities	974,033	25,120,311
NRG Energy, Inc. (a)	1,646,624	38,876,793
OGE Energy Corp.	584,400	21,558,516
PG&E Corp.	510,300	22,784,895
PPL Corp.	1,472,800	47,586,168
Public Service Enterprise Group, Inc.	1,168,760	38,861,270
Red Electrica de Espana	609,951	33,804,648

8

MFS Utilities Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
RWE AG	64,000	$6,219,365
Tractebel Energia S.A.	1,338,700	16,411,294
Wisconsin Energy Corp.	424,200	21,137,886

		$797,421,546

Total Common Stocks (Identified Cost, $1,620,340,370)		$1,649,470,668

BONDS – 0.5%
Asset Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 3.034%, 2023 (i)(z)	$316,598	$14,975

Cable TV – 0.4%
CSC Holdings, Inc., 8.625%, 2019 (z)	$3,000,000	$3,228,750
Virgin Media Finance PLC, 9.5%, 2016	3,055,000	3,280,306
Virgin Media Finance PLC, 8.375%, 2019	1,465,000	1,507,119

		$8,016,175

Metals & Mining – 0.1%
Cloud Peak Energy, Inc., 8.25%, 2017 (n)	$650,000	$650,000
Cloud Peak Energy, Inc., 8.5%, 2019 (n)	650,000	663,000

		$1,313,000

Total Bonds (Identified Cost, $8,540,980)		$9,344,150

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – 2.5%
Natural Gas – Pipeline – 0.8%
El Paso Corp., 4.99%	15,520	$14,026,200

Utilities – Electric Power – 1.7%
FPL Group, Inc., 8.375%	419,000	$21,679,060
Great Plains Energy, Inc., 12%	133,230	8,793,180

		$30,472,240

Total Convertible Preferred Stocks (Identified Cost, $47,184,725)		$44,498,440

CONVERTIBLE BONDS – 0.9%
Telephone Services – 0.3%
Virgin Media, Inc., 6.5%, 2016 (z)	$5,154,000	$6,107,490

Utilities – Electric Power – 0.6%
Covanta Holding Corp., 3.25%, 2014 (z)	$8,598,990	$9,910,336

Total Convertible Bonds (Identified Cost, $11,608,564)		$16,017,826

MONEY MARKET FUNDS (v) – 2.6%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	45,631,532	$45,631,532

Total Investments (Identified Cost, $1,733,306,171)		$1,764,962,616

OTHER ASSETS, LESS LIABILITIES – 0.5%		9,624,196

Net Assets – 100.0%		$1,774,586,812

(a)	Non-income producing security.

(i)	Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,313,000, representing 0.07% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
CSC Holdings, Inc., 8.625%, 2019	2/09/09	$2,864,016	$3,228,750
Covanta Holding Corp., 3.25%, 2014	5/18/09	8,598,990	9,910,336
Falcon Franchise Loan LLC, FRN, 3.034%, 2023	1/18/02	18,377	14,975
Virgin Media, Inc., 6.5%, 2016	2/26/09-4/06/09	3,009,574	6,107,490
Total Restricted Securities			$19,261,551
% of Net Assets			1.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

See Notes to Financial Statements

9

MFS Utilities Series

Portfolio of Investments – continued

Derivative Contracts at 12/31/09

Forward Foreign Currency Exchange Contracts at 12/31/09

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Barclays Bank PLC	388,557	3/15/10	$554,474	$556,955	$2,481
SELL	EUR	Deutsche Bank AG	727,036	1/13/10	1,093,893	1,042,235	51,658
SELL	EUR	HSBC Bank	493,151	1/13/10	724,670	706,952	17,718
SELL	EUR	Credit Suisse Group	269,519	3/15/10	391,007	386,327	4,680
SELL	EUR	Merrill Lynch International Bank	9,638,066	3/15/10	14,076,395	13,815,155	261,240
SELL	EUR	UBS AG	74,674,547	3/15/10	109,099,514	107,038,119	2,061,395
SELL	GBP	Barclays Bank PLC	528,046	1/13/10	855,382	852,863	2,519
SELL	GBP	Citibank N.A.	1,734,000	1/13/10	2,899,002	2,800,633	98,369
SELL	GBP	UBS AG	472,007	1/13/10	772,099	762,351	9,748

							$2,509,808

Liability Derivatives
BUY	EUR	Barclays Bank PLC	596,650	1/13/10	$886,179	$855,321	$(30,858)
BUY	EUR	JPMorgan Chase Bank	17,405,895	1/13/10	25,586,404	24,952,040	(634,364)
BUY	EUR	HSBC Bank	2,844,210	1/13/10	4,253,137	4,077,288	(175,849)
BUY	EUR	Deutsche Bank AG	749,969	1/13/10	1,125,050	1,075,110	(49,940)
BUY	EUR	Credit Suisse Group	651,229	3/15/10	944,778	933,469	(11,309)
SELL	EUR	Barclays Bank PLC	105,491	3/15/10	150,537	151,211	(674)
SELL	GBP	Barclays Bank PLC	10,327,115	1/13/10	16,402,739	16,679,621	(276,882)
SELL	GBP	Credit Suisse Group	418,378	1/13/10	668,318	675,735	(7,417)
SELL	GBP	Deutsche Bank AG	10,015,266	1/13/10	15,908,249	16,175,944	(267,695)
SELL	GBP	HSBC Bank	489,352	1/13/10	779,245	790,367	(11,122)

							$(1,466,110)

At December 31, 2009, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,687,674,639)	$1,719,331,084
Underlying funds, at cost and value	45,631,532
Total investments, at value (identified cost, $1,733,306,171)	$1,764,962,616
Restricted cash	$610,000
Receivables for
Forward foreign currency exchange contracts	2,509,808
Investments sold	15,011,585
Fund shares sold	634,897
Interest and dividends	5,134,363
Other assets	23,271
Total assets		$1,788,886,540
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,466,110
Investments purchased	10,285,408
Fund shares reacquired	2,134,786
Payable to affiliates
Investment adviser	71,492
Shareholder servicing costs	648
Distribution and/or service fees	16,725
Administrative services fee	1,528
Payable for independent Trustees’ compensation	80
Accrued expenses and other liabilities	322,951
Total liabilities		$14,299,728
Net assets		$1,774,586,812
Net assets consist of
Paid-in capital	$1,994,804,994
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	32,680,765
Accumulated net realized gain (loss) on investments and foreign currency transactions	(305,759,908)
Undistributed net investment income	52,860,961
Net assets		$1,774,586,812
Shares of beneficial interest outstanding		78,054,849

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$564,821,781	24,641,346	$22.92
Service Class	1,209,765,031	53,413,503	22.65

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$75,182,359
Interest	3,954,721
Dividends from underlying funds	68,457
Foreign taxes withheld	(3,698,702)
Total investment income		$75,506,835
Expenses
Management fee	$11,253,980
Distribution and/or service fees	2,587,758
Shareholder servicing costs	233,620
Administrative services fee	280,092
Independent Trustees’ compensation	41,809
Custodian fee	428,873
Shareholder communications	258,076
Auditing fees	52,944
Legal fees	45,441
Miscellaneous	96,040
Total expenses		$15,278,633
Fees paid indirectly	(23)
Reduction of expenses by investment adviser	(9,536)
Net expenses		$15,269,074
Net investment income		$60,237,761
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(96,506,293)
Foreign currency transactions	(1,719,414)
Net realized gain (loss) on investments and foreign currency transactions		$(98,225,707)
Change in unrealized appreciation (depreciation)
Investments	$489,305,331
Translation of assets and liabilities in foreign currencies	(4,613,876)
Net unrealized gain (loss) on investments and foreign currency translation		$484,691,455
Net realized and unrealized gain (loss) on investments and foreign currency		$386,465,748
Change in net assets from operations		$446,703,509

See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$60,237,761	$58,392,183
Net realized gain (loss) on investments and foreign currency transactions	(98,225,707)	(196,959,471)
Net unrealized gain (loss) on investments and foreign currency translation	484,691,455	(867,337,925)
Change in net assets from operations	$446,703,509	$(1,005,905,213)
Distributions declared to shareholders
From net investment income	$(73,624,954)	$(31,144,599)
From net realized gain on investments	—	(357,506,487)
Total distributions declared to shareholders	$(73,624,954)	$(388,651,086)
Change in net assets from fund share transactions	$(86,291,421)	$197,505,340
Total change in net assets	$286,787,134	$(1,197,050,959)
Net assets
At beginning of period	1,487,799,678	2,684,850,637
At end of period (including undistributed net investment income of $52,860,961 and $67,970,504, respectively)	$1,774,586,812	$1,487,799,678

See Notes to Financial Statements

13

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$18.21	$34.48	$29.27	$23.74	$20.45
Income (loss) from investment operations
Net investment income (d)	$0.80	$0.73	$0.71	$0.59	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	4.90	(11.97)	7.10	6.47	3.02
Total from investment operations	$5.70	$(11.24)	$7.81	$7.06	$3.42
Less distributions declared to shareholders
From net investment income	$(0.99)	$(0.44)	$(0.32)	$(0.53)	$(0.13)
From net realized gain on investments	—	(4.59)	(2.28)	(1.00)	—
Total distributions declared to shareholders	$(0.99)	$(5.03)	$(2.60)	$(1.53)	$(0.13)
Net asset value, end of period	$22.92	$18.21	$34.48	$29.27	$23.74
Total return (%) (k)(r)(s)	33.44	(37.77)	27.90	31.26	16.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.84	0.85	0.87	0.90
Expenses after expense reductions (f)	0.83	0.81	0.82	0.86	0.90
Net investment income	4.11	2.76	2.22	2.32	1.80
Portfolio turnover	70	68	84	94	88
Net assets at end of period (000 omitted)	$564,822	$495,297	$969,404	$710,341	$506,315

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.98	$34.11	$29.01	$23.56	$20.32
Income (loss) from investment operations
Net investment income (d)	$0.73	$0.66	$0.62	$0.53	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	4.86	(11.82)	7.03	6.42	3.01
Total from investment operations	$5.59	$(11.16)	$7.65	$6.95	$3.35
Less distributions declared to shareholders
From net investment income	$(0.92)	$(0.38)	$(0.27)	$(0.50)	$(0.11)
From net realized gain on investments	—	(4.59)	(2.28)	(1.00)	—
Total distributions declared to shareholders	$(0.92)	$(4.97)	$(2.55)	$(1.50)	$(0.11)
Net asset value, end of period	$22.65	$17.98	$34.11	$29.01	$23.56
Total return (%) (k)(r)(s)	33.09	(37.91)	27.56	30.96	16.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.09	1.10	1.12	1.15
Expenses after expense reductions (f)	1.07	1.06	1.07	1.11	1.15
Net investment income	3.83	2.54	1.96	2.11	1.56
Portfolio turnover	70	68	84	94	88
Net assets at end of period (000 omitted)	$1,209,765	$992,502	$1,715,446	$993,085	$564,978

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

15

MFS Utilities Series

Notes to Financial Statements – continued

fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,119,326,248	$35,705,260	$—	$1,155,031,508
Brazil	31,057,906	91,692,719	—	122,750,625
United Kingdom	—	69,016,954	—	69,016,954
Spain	—	63,112,788	—	63,112,788
Israel	58,267,015	—	—	58,267,015
Germany	—	40,476,331	—	40,476,331
Czech Republic	36,639,030	—	—	36,639,030
France	30,520,996	—	—	30,520,996
Netherlands	24,474,551	—	—	24,474,551
Other Countries	69,345,502	24,333,808	—	93,679,310
Corporate Bonds	—	20,559,576	—	20,559,576
Commercial Mortgage-Backed Securities	—	14,975	—	14,975
Foreign Bonds	—	4,787,425	—	4,787,425
Mutual Funds	45,631,532	—	—	45,631,532
Total Investments	$1,415,262,780	$349,699,836	$—	$1,764,962,616
Other Financial Instruments
Forward Currency Contracts	$—	$1,043,698	$—	$1,043,698

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to

16

MFS Utilities Series

Notes to Financial Statements – continued

achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives		Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts Not Accounted For as Hedging Instruments Under ASC 815	Receivable for forward foreign currency exchange contracts	$2,509,808	Payable for forward foreign currency exchange contracts	$1,466,110

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Foreign Currency Transactions
Foreign Exchange Contracts	$(2,338,997)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange Contracts	$(4,598,607)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

17

MFS Utilities Series

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

18

MFS Utilities Series

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$73,624,954	$155,836,895
Long-term capital gain	—	232,814,191
Total distributions	$73,624,954	$388,651,086

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$1,762,894,702
Gross appreciation	153,097,420
Gross depreciation	(151,029,506)
Net unrealized appreciation (depreciation)	$2,067,914
Undistributed ordinary income	53,904,659
Capital loss carryforwards	(276,171,377)
Other temporary differences	(19,378)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(155,061,537)
12/31/17	(121,109,840)
$(276,171,377)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$25,170,305	$11,873,806	$—	$122,912,734
Service Class	48,454,649	19,270,793	—	234,593,753
Total	$73,624,954	$31,144,599	$—	$357,506,487

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

19

MFS Utilities Series

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $232,117, which equated to 0.0151% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $1,503.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0182% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $18,123 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $9,536, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,044,751,205 and $1,147,866,078, respectively.

20

MFS Utilities Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,396,764	$46,804,076	3,269,828	$88,426,576
Service Class	5,257,641	101,070,851	9,649,098	266,444,913
	7,654,405	$147,874,927	12,918,926	$354,871,489
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,531,040	$25,170,305	4,776,277	$134,786,540
Service Class	2,978,159	48,454,649	9,095,828	253,864,546
	4,509,199	$73,624,954	13,872,105	$388,651,086
Shares reacquired
Initial Class	(6,484,924)	$(122,829,266)	(8,961,770)	$(225,268,717)
Service Class	(10,032,778)	(184,962,036)	(13,823,229)	(320,748,518)
	(16,517,702)	$(307,791,302)	(22,784,999)	$(546,017,235)
Net change
Initial Class	(2,557,120)	$(50,854,885)	(915,665)	$(2,055,601)
Service Class	(1,796,978)	(35,436,536)	4,921,697	199,560,941
	(4,354,098)	$(86,291,421)	4,006,032	$197,505,340

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $24,377 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	44,226,494	453,822,114	(452,417,076)	45,631,532

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$68,457	$45,631,532

21

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

22

MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004

Retired; Cleveland-Cliffs Inc. (mining products and service provider),

Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

23

MFS Utilities Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

24

MFS Utilities Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

25

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

26

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 42.60% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

MFS Utilities Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

M F S
INVESTMENT MANAGEMENT

MFS® Investors Growth Stock Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VGS-ANN

MFS® INVESTORS GROWTH STOCK SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Growth Stock Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Investors Growth Stock Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	4.4%
Cisco Systems, Inc.	4.2%
Accenture Ltd., “A”	3.9%
MasterCard, Inc., “A”	3.7%
Google, Inc., “A”	3.4%
Procter & Gamble Co.	2.9%
Danaher Corp.	2.8%
PepsiCo, Inc.	2.8%
NIKE, Inc., “B”	2.6%
Medtronic, Inc.	2.4%

Equity sectors
Technology	21.4%
Health Care	20.5%
Consumer Staples	14.0%
Special Products & Services	13.9%
Financial Services	7.4%
Retailing	7.1%
Industrial Goods & Services	6.3%
Energy	2.6%
Leisure	2.1%
Basic Materials	2.0%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Growth Stock Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Investors Growth Stock Series (the “fund”) provided a total return of 39.55%, while Service Class shares of the fund provided a total return of 39.10%. These compare with a return of 37.21% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong security selection in the industrial goods and services sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. Strong-performing industrial automation products maker Rockwell Automation was among the fund’s top relative contributors. Shares of Rockwell jumped in anticipation of an economic recovery and signs that stability was returning to the industrial sector.

Favorable stock selection in the health care sector was another positive area of relative strength. The timing of our ownership in shares of pharmaceutical and medical products maker Abbott Laboratories had a positive impact on relative performance. Not owning weak-performing biotech firm Gilead Sciences also benefited relative returns.

Individual standout performers in other sectors that bolstered relative results included credit card company Mastercard, Canadian wireless solutions provider Research In Motion (b)(h), and internet search giant Google. Shares of Research In Motion soared early in the year after the wireless-device maker reported solid earnings growth due to strong demand for BlackBerry phones.

Elsewhere, our underweighted position in integrated oil and gas company Exxon Mobil aided relative performance. In addition, the timing of our ownership in shares of oilfield services provider Halliburton, and not owning poor-performing retail giant Wal-Mart and fast-food giant McDonald’s, also boosted relative returns.

During the reporting period, the fund’s currency exposure was also a contributor to relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Detractors from Performance

There were several individual securities in a number of sectors that detracted from relative results. These included global biotech company Genzyme, integrated energy company Chevron (b), drugstore retailer CVS, and household products maker Procter & Gamble. Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down due to a viral infection in one of its bioreactors. In addition, the timing of our ownership in shares of software giant Microsoft (h) and business information provider Dun & Bradstreet Corp. also hindered relative performance.

3

MFS Investors Growth Stock Series

Management Review – continued

Our underweighted position in strong-performing computer and personal electronics maker Apple, and not holding internet retailer Amazon.com and global healthcare company Schering-Plough, both stand out performers, held back relative returns.

The fund’s cash position was also a detractor from relative results. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Growth Stock Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life(t)
Initial Class	5/03/99	39.55%	1.97%	(2.66)%	N/A
Service Class	5/01/00	39.10%	1.71%	N/A	(3.35)%

Comparative benchmark
Russell 1000 Growth Index (f)	37.21%	1.63%	(3.99)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Growth Stock Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.84%	$1,000.00	$1,238.04	$4.74
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class	Actual	1.09%	$1,000.00	$1,236.50	$6.14
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Investors Growth Stock Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.3%
Aerospace – 2.5%
Precision Castparts Corp.	15,300	$1,688,355
United Technologies Corp.	151,470	10,513,533

		$12,201,888

Alcoholic Beverages – 1.5%
Companhia de Bebidas das Americas, ADR	29,400	$2,972,046
Diageo PLC	246,860	4,305,084

		$7,277,130

Apparel Manufacturers – 3.6%
LVMH Moet Hennessy Louis Vuitton S.A.	47,540	$5,341,673
NIKE, Inc., “B”	193,910	12,811,634

		$18,153,307

Biotechnology – 1.4%
Genzyme Corp. (a)	143,590	$7,037,346

Broadcasting – 0.8%
Grupo Televisa S.A., ADR	74,300	$1,542,468
Omnicom Group, Inc.	66,920	2,619,918

		$4,162,386

Brokerage & Asset Managers – 3.4%
Charles Schwab Corp.	507,880	$9,558,302
CME Group, Inc.	22,620	7,599,189

		$17,157,491

Business Services – 13.9%
Accenture Ltd., “A”	464,020	$19,256,830
Amdocs Ltd. (a)	65,400	1,865,862
Automatic Data Processing, Inc.	89,500	3,832,390
Dun & Bradstreet Corp.	138,850	11,714,775
Fidelity National Information Services, Inc.	150,680	3,531,939
MasterCard, Inc., “A”	72,880	18,655,822
Visa, Inc., “A”	26,740	2,338,680
Western Union Co.	419,900	7,915,115

		$69,111,413

Cable TV – 0.7%
DIRECTV Group, Inc., “A” (a)	99,890	$3,331,332

Chemicals – 0.9%
3M Co.	23,200	$1,917,944
Monsanto Co.	31,700	2,591,475

		$4,509,419

Computer Software – 4.4%
Oracle Corp.	894,790	$21,958,147

Computer Software – Systems – 5.6%
Apple, Inc. (a)	43,320	$9,134,455
EMC Corp. (a)	96,030	1,677,644
Hewlett-Packard Co.	194,780	10,033,118
International Business Machines Corp.	55,060	7,207,354

		$28,052,571

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 6.9%
Church & Dwight Co., Inc.	138,000	$8,342,100
Colgate-Palmolive Co.	139,110	11,427,887
Procter & Gamble Co.	241,083	14,616,862

		$34,386,849

Electrical Equipment – 3.8%
Danaher Corp.	188,200	$14,152,640
Rockwell Automation, Inc.	47,280	2,221,214
W.W. Grainger, Inc.	27,020	2,616,347

		$18,990,201

Electronics – 3.3%
National Semiconductor Corp.	470,280	$7,223,501
Samsung Electronics Co. Ltd., GDR	13,536	4,667,303
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	407,406	4,660,725

		$16,551,529

Energy – Integrated – 1.5%
Chevron Corp.	54,410	$4,189,026
Exxon Mobil Corp.	26,090	1,779,077
Hess Corp.	24,960	1,510,080

		$7,478,183

Food & Beverages – 5.6%
Groupe Danone	75,213	$4,580,417
Mead Johnson Nutrition Co., “A”	116,000	5,069,200
Nestle S.A.	91,536	4,447,075
PepsiCo, Inc.	229,720	13,966,976

		$28,063,668

Food & Drug Stores – 1.7%
CVS Caremark Corp.	261,433	$8,420,757

Gaming & Lodging – 0.6%
Starwood Hotels & Resorts Worldwide, Inc.	85,120	$3,112,838

General Merchandise – 0.9%
Target Corp.	92,030	$4,451,491

Insurance – 0.8%
Verisk Analytics, Inc., “A” (a)	130,180	$3,941,850

Internet – 3.9%
eBay, Inc. (a)	105,800	$2,490,532
Google, Inc., “A” (a)	27,610	17,117,648

		$19,608,180

Major Banks – 3.2%
Bank of New York Mellon Corp.	222,998	$6,237,254
State Street Corp.	222,750	9,698,535

		$15,935,789

7

MFS Investors Growth Stock Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 2.9%
Laboratory Corp. of America Holdings (a)	39,180	$2,932,231
Medco Health Solutions, Inc. (a)	56,480	3,609,637
Patterson Cos., Inc. (a)	198,810	5,562,704
VCA Antech, Inc. (a)	102,500	2,554,300

		$14,658,872

Medical Equipment – 11.7%
Becton, Dickinson & Co.	55,700	$4,392,502
DENTSPLY International, Inc.	290,250	10,208,092
Medtronic, Inc.	268,870	11,824,903
St. Jude Medical, Inc. (a)	188,190	6,921,628
Synthes, Inc.	36,940	4,837,971
Thermo Fisher Scientific, Inc. (a)	244,910	11,679,758
Waters Corp. (a)	133,090	8,246,256

		$58,111,110

Metals & Mining – 0.5%
BHP Billiton Ltd., ADR	34,960	$2,677,237

Network & Telecom – 4.2%
Cisco Systems, Inc. (a)	867,860	$20,776,568

Oil Services – 1.1%
Halliburton Co.	175,810	$5,290,123

Pharmaceuticals – 4.5%
Abbott Laboratories	161,060	$8,695,629
Allergan, Inc.	75,510	4,757,885
Johnson & Johnson	138,970	8,951,058

		$22,404,572

Specialty Chemicals – 0.6%
Praxair, Inc.	36,590	$2,938,543

Specialty Stores – 0.9%
Staples, Inc.	188,375	$4,632,141

Total Common Stocks (Identified Cost, $420,947,279)		$485,382,931

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 2.8%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	13,930,477	$13,930,477

Total Investments (Identified Cost, $434,877,756)		$499,313,408

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(263,572)

Net Assets – 100.0%		$499,049,836

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $420,947,279)	$485,382,931
Underlying funds, at cost and value	13,930,477
Total investments, at value (identified cost, $434,877,756)	$499,313,408
Receivables for
Fund shares sold	264,336
Interest and dividends	438,837
Other assets	7,338
Total assets		$500,023,919
Liabilities
Payables for
Fund shares reacquired	$889,097
Payable to affiliates
Investment adviser	20,697
Shareholder servicing costs	172
Distribution and/or service fees	5,617
Administrative services fee	469
Payable for independent Trustees’ compensation	33
Accrued expenses and other liabilities	57,998
Total liabilities		$974,083
Net assets		$499,049,836
Net assets consist of
Paid-in capital	$493,113,908
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	64,439,477
Accumulated net realized gain (loss) on investments and foreign currency transactions	(60,040,971)
Undistributed net investment income	1,537,422
Net assets		$499,049,836
Shares of beneficial interest outstanding		51,646,622

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$93,010,998	9,459,053	$9.83
Service Class	406,038,838	42,187,569	9.62

See Notes to Financial Statements

9

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$5,290,092
Interest	84,814
Dividends from underlying funds	19,460
Foreign taxes withheld	(103,289)
Total investment income		$5,291,077
Expenses
Management fee	$2,663,742
Distribution and/or service fees	686,614
Shareholder servicing costs	50,407
Administrative services fee	69,678
Independent Trustees’ compensation	14,269
Custodian fee	66,576
Shareholder communications	103,237
Auditing fees	48,094
Legal fees	10,636
Miscellaneous	28,093
Total expenses		$3,741,346
Fees paid indirectly	(12)
Reduction of expenses by investment adviser	(1,951)
Net expenses		$3,739,383
Net investment income		$1,551,694
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$528,391
Foreign currency transactions	(13,855)
Net realized gain (loss) on investments and foreign currency transactions		$514,536
Change in unrealized appreciation (depreciation)
Investments	$126,009,105
Translation of assets and liabilities in foreign currencies	5,739
Net unrealized gain (loss) on investments and foreign currency translation		$126,014,844
Net realized and unrealized gain (loss) on investments and foreign currency		$126,529,380
Change in net assets from operations		$128,081,074

See Notes to Financial Statements

10

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$1,551,694	$1,538,391
Net realized gain (loss) on investments and foreign currency transactions	514,536	(57,815,169)
Net unrealized gain (loss) on investments and foreign currency translation	126,014,844	(96,626,126)
Change in net assets from operations	$128,081,074	$(152,902,904)
Distributions declared to shareholders
From net investment income	$(1,500,507)	$(1,384,586)
From net realized gain on investments	—	(17,354,430)
Total distributions declared to shareholders	$(1,500,507)	$(18,739,016)
Change in net assets from fund share transactions	$118,768,903	$(19,939,462)
Total change in net assets	$245,349,470	$(191,581,382)
Net assets
At beginning of period	253,700,366	445,281,748
At end of period (including undistributed net investment income of $1,537,422 and $1,500,090, respectively)	$499,049,836	$253,700,366

See Notes to Financial Statements

11

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years Ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.10	$11.82	$10.65	$9.90	$9.51
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.06	$0.05	$0.03	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.74	(4.24)	1.16	0.72	0.41
Total from investment operations	$2.79	$(4.18)	$1.21	$0.75	$0.42
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.06)	$(0.04)	$—	$(0.03)
From net realized gain on investments	—	(0.48)	—	—	—
Total distributions declared to shareholders	$(0.06)	$(0.54)	$(0.04)	$—	$(0.03)
Net asset value, end of period	$9.83	$7.10	$11.82	$10.65	$9.90
Total return (%) (k)(r)(s)	39.55	(36.87)	11.36	7.58	4.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.85	0.86	0.87	0.90
Expenses after expense reductions (f)	0.86	0.85	0.86	0.87	0.90
Net investment income	0.63	0.60	0.47	0.33	0.09
Portfolio turnover	50	50	63	80	146
Net assets at end of period (000 omitted)	$93,011	$75,444	$148,096	$161,081	$176,463

See Notes to Financial Statements

12

MFS Investors Growth Stock Series

Financial Highlights – continued

Service Class	Years Ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.95	$11.57	$10.43	$9.72	$9.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.03	$0.02	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.68	(4.14)	1.13	0.70	0.40
Total from investment operations	$2.71	$(4.11)	$1.15	$0.71	$0.39
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)	$(0.01)	$—	$(0.01)
From net realized gain on investments	—	(0.48)	—	—	—
Total distributions declared to shareholders	$(0.04)	$(0.51)	$(0.01)	$—	$(0.01)
Net asset value, end of period	$9.62	$6.95	$11.57	$10.43	$9.72
Total return (%) (k)(r)(s)	39.10	(36.98)	11.02	7.30	4.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.10	1.11	1.12	1.15
Expenses after expense reductions (f)	1.11	1.10	1.11	1.12	1.15
Net investment income (loss)	0.38	0.35	0.22	0.08	(0.15)
Portfolio turnover	50	50	63	80	146
Net assets at end of period (000 omitted)	$406,039	$178,256	$297,186	$300,026	$301,252

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Investors Growth Stock Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Growth Stock Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$445,350,932	$—	$—	$445,350,932
France	5,341,672	4,580,417	—	9,922,089
Switzerland	—	9,285,046	—	9,285,046
South Korea	—	4,667,304	—	4,667,304
Taiwan	4,660,725	—	—	4,660,725
United Kingdom	—	4,305,084	—	4,305,084
Brazil	2,972,046	—	—	2,972,046
Australia	2,677,237	—	—	2,677,237
Mexico	1,542,468	—	—	1,542,468
Mutual Funds	13,930,477	—	—	13,930,477
Total Investments	$476,475,557	$22,837,851	$—	$499,313,408

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash

15

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$1,500,507	$1,385,148
Long-term capital gain	—	17,353,868
Total distributions	$1,500,507	$18,739,016

16

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$439,003,512
Gross appreciation	$70,869,746
Gross depreciation	(10,559,850)
Net unrealized appreciation (depreciation)	$60,309,896
Undistributed ordinary income	1,537,422
Capital loss carryforwards	(55,915,215)
Other temporary differences	3,825

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(52,769,417)
12/31/17	(3,145,798)
$(55,915,215)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$582,919	$675,482	$—	$5,520,376
Service Class	917,588	709,104	—	11,834,054
Total	$1,500,507	$1,384,586	$—	$17,354,430

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

17

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $49,932, which equated to 0.0140% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $475.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0196% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,997 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,951, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $285,338,054 and $172,962,119, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	599,902	$4,946,039	368,592	$3,435,551
Service Class	20,132,065	155,613,777	4,843,140	43,714,472
	20,731,967	$160,559,816	5,211,732	$47,150,023
Shares issued to shareholders in reinvestment of distributions
Initial Class	79,852	$582,919	590,644	$6,195,858
Service Class	128,334	917,588	1,221,340	12,543,158
	208,186	$1,500,507	1,811,984	$18,739,016
Shares reacquired
Initial Class	(1,845,057)	$(14,535,700)	(2,860,333)	$(27,966,296)
Service Class	(3,735,727)	(28,755,720)	(6,077,311)	(57,862,205)
	(5,580,784)	$(43,291,420)	(8,937,644)	$(85,828,501)
Net change
Initial Class	(1,165,303)	$(9,006,742)	(1,901,097)	$(18,334,887)
Service Class	16,524,672	127,775,645	(12,831)	(1,604,575)
	15,359,369	$118,768,903	(1,913,928)	$(19,939,462)

18

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $5,398 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	154,415,919	(140,485,442)	13,930,477

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$19,460	$13,930,477

19

MFS Investors Growth Stock Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Growth Stock Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

20

MFS Investors Growth Stock Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

21

MFS Investors Growth Stock Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

22

MFS Investors Growth Stock Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jeffrey Constantino

23

MFS Investors Growth Stock Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review

24

MFS Investors Growth Stock Series

Board Review of Investment Advisory Agreement – continued

meetings in 2008, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2008 had improved in comparison to the prior year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS Investors Growth Stock Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

MFS Investors Growth Stock Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS
INVESTMENT MANAGEMENT

MFS® Global Equity Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VGE-ANN

MFS® GLOBAL EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.3%
Linde AG	2.7%
Heineken N.V.	2.6%
Roche Holding AG	2.6%
LVMH Moet Hennessy Louis Vuitton S.A.	2.3%
Reckitt Benckiser Group PLC	2.1%
Oracle Corp.	2.1%
3M Co.	2.0%
Diageo PLC	2.0%
Walt Disney Co.	1.9%

Equity sectors
Consumer Staples	19.1%
Health Care	16.2%
Financial Services	12.3%
Retailing	9.4%
Basic Materials	8.9%
Technology	8.5%
Leisure	6.7%
Energy	4.6%
Transportation	4.0%
Industrial Goods & Services	3.7%
Special Products & Services	2.3%
Utilities & Communications	2.2%
Autos & Housing	0.8%

Country weightings (w)
United States	42.5%
Switzerland	12.7%
France	12.6%
United Kingdom	9.4%
Germany	7.4%
Japan	6.2%
Netherlands	5.5%
Canada	1.5%
South Korea	1.3%
Other Countries	0.9%

(w)	Country weightings are based on the valuation currency of each security.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Global Equity Series (the “fund”) provided a total return of 31.98%, while Service Class shares of the fund provided a total return of 31.80%. These compare with a return of 30.79% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Stock selection in the retailing sector was the primary contributor to performance relative to the MSCI World Index. Overweighted positions in luxury goods companies LVMH Moët Hennessy Louis Vuitton (France), Burberry Group (United Kingdom), and Cie Financ Richemont (h) (Switzerland) aided relative results as all three stocks outperformed the benchmark during the reporting period. Shares of Louis Vuitton rose due to increased sales of its fashion division, highlighting the resilience of the brand. Sales of its handbags and leather goods were strong in emerging market countries during the period.

An underweighted position in the utilities and communications sector and stock selection in the health care sector were additional positive factors for relative returns. No individual securities within either sector were among the fund’s top contributors for the reporting period.

Stock selection in the industrial goods and services sector also aided relative performance. The fund’s overweighted position in energy management company Schneider Electric S.A. (France) bolstered results. Schneider Electric posted better-than-expected first-half earnings and announced that economic conditions were improving, albeit slowly, in industrial markets. The company reined in costs in an effort to adapt to the difficult economic environment.

Elsewhere, holdings of microchip and electronics manufacturer Samsung Electronics (b) (South Korea), brewer Heineken N.V. (The Netherlands), banking group Standard Chartered (United Kingdom), industrial and medical gas producer Linde AG (Germany), and financial services company American Express were among the fund’s top contributors. The timing of our transactions in integrated oil and gas company Exxon Mobil (h) benefited relative performance as, unlike the benchmark, we avoided much of the decline in the stock price, which occurred during the reporting period.

Detractors from Performance

Stock selection in the basic materials sector was the primary detractor from relative performance. Holdings of flavors and fragrances company Givaudan (Switzerland) held back relative returns as this stock underperformed the benchmark during the reporting period. Shares of Givaudan fell as the company’s profit missed expected earnings results due, in part, to falling demand for shampoo and ready-made soup. Not holding strong-performing mining giant BHP Billiton also hurt.

3

MFS Global Equity Series

Management Review – continued

Stock selection in the energy sector was another negative factor for relative results. An overweighted position in oil and gas exploration company INPEX (Japan) dampened relative performance.

Stock selection in the technology sector also dampened relative performance. Not holding computer and personal electronics maker Apple, and internet search giant Google, held back relative results as both benchmark constituents significantly outperformed the benchmark during the reporting period.

Stocks in other sectors that were among the fund’s top detractors included household and industrial products manufacturer Kao Corp. (Japan), energy and environmental services company GDF Suez (France), medical device manufacturer Synthes (Switzerland), and pharmaceutical companies Roche Holding (Switzerland) and Merck & Co. Shares of Roche dropped after a setback to its Avastin drug in a clinical trial to treat early-stage colon cancer. A successful trial would have helped expand the market for the drug, which is already a best-selling cancer drug.

During the reporting period, the fund’s currency exposure was also a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective October 1, 2009, Roger Morley became a co-manager of the fund. Previously, the fund was co-managed by Simon Todd.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/03/99	31.98%	5.04%	3.61%	N/A
Service Class	5/01/00	31.80%	4.57%	N/A	3.70%

Comparative benchmark
MSCI World Index (f)		30.79%	2.57%	0.23%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	1.15%	$1,000.00	$1,255.47	$6.54
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
Service Class	Actual	1.40%	$1,000.00	$1,254.43	$7.96
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.7%
Alcoholic Beverages – 5.7%
Diageo PLC	48,439	$844,746
Grupo Modelo S.A. de C.V., “C” (a)	2,200	12,275
Heineken N.V.	23,150	1,096,928
Pernod Ricard S.A.	5,065	435,002

		$2,388,951

Apparel Manufacturers – 6.4%
Burberry Group PLC	36,320	$348,224
Compagnie Financiere Richemont S.A.	16,532	553,179
LVMH Moet Hennessy Louis Vuitton S.A. (l)	8,600	966,310
NIKE, Inc., “B”	12,170	804,072

		$2,671,785

Automotive – 0.4%
Harley-Davidson, Inc.	5,830	$146,916

Biotechnology – 0.3%
Actelion Ltd. (a)	2,011	$107,310

Broadcasting – 5.1%
Omnicom Group, Inc.	15,520	$607,608
Vivendi S.A.	7,482	220,881
Walt Disney Co.	25,190	812,378
WPP Group PLC	48,976	478,244

		$2,119,111

Brokerage & Asset Managers – 1.0%
Deutsche Boerse AG	4,920	$409,078

Business Services – 1.7%
Accenture Ltd., “A”	13,150	$545,725
DST Systems, Inc. (a)	3,400	148,070

		$693,795

Chemicals – 3.4%
3M Co.	10,260	$848,194
Givaudan S.A.	726	577,787

		$1,425,981

Computer Software – 2.1%
Oracle Corp.	36,270	$890,066

Computer Software – Systems – 1.0%
Canon, Inc.	10,200	$431,206

Conglomerates – 0.6%
Smiths Group PLC	16,009	$262,198

Construction – 0.4%
Sherwin-Williams Co.	2,700	$166,455

Consumer Products – 5.7%
Beiersdorf AG	2,490	$163,647
International Flavors & Fragrances, Inc.	3,050	125,477
Kao Corp.	17,100	399,340
Procter & Gamble Co.	7,923	480,371
Reckitt Benckiser Group PLC	16,490	893,859
Svenska Cellulosa AB	24,000	320,588

		$2,383,282

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 3.3%
Legrand S.A.	14,360	$400,908
Rockwell Automation, Inc.	5,560	261,209
Schneider Electric S.A.	5,967	691,288

		$1,353,405

Electronics – 3.7%
Hirose Electric Co. Ltd.	1,300	$135,534
Hoya Corp.	18,900	501,053
Intel Corp.	19,680	401,472
Samsung Electronics Co. Ltd.	765	522,482

		$1,560,541

Energy – Independent – 0.8%
INPEX Corp.	46	$345,252

Energy – Integrated – 2.8%
Chevron Corp.	4,990	$384,180
Royal Dutch Shell PLC, “A”	11,070	332,582
TOTAL S.A.	6,900	442,163

		$1,158,925

Food & Beverages – 7.7%
General Mills, Inc.	7,450	$527,534
Groupe Danone	7,334	446,635
J.M. Smucker Co.	7,925	489,369
Nestle S.A.	28,379	1,378,731
PepsiCo, Inc.	6,130	372,704

		$3,214,973

Food & Drug Stores – 2.4%
Lawson, Inc.	2,400	$105,653
Tesco PLC	31,478	216,280
Walgreen Co.	18,460	677,851

		$999,784

Gaming & Lodging – 0.9%
Ladbrokes PLC	63,479	$139,682
William Hill PLC	78,030	232,374

		$372,056

Insurance – 1.7%
AXA	17,720	$419,082
Swiss Reinsurance Co.	6,040	289,382

		$708,464

Machinery & Tools – 0.4%
Fanuc Ltd.	1,700	$158,075

Major Banks – 7.2%
Bank of New York Mellon Corp.	26,250	$734,212
Erste Group Bank AG	5,330	197,567
Goldman Sachs Group, Inc.	2,260	381,578
Intesa Sanpaolo S.p.A. (a)	36,861	165,161
Julius Baer Group Ltd.	11,252	392,982
Standard Chartered PLC	15,828	396,374
State Street Corp.	17,020	741,051

		$3,008,925

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 9.1%
Alcon, Inc.	1,320	$216,942
DENTSPLY International, Inc.	9,650	339,391
Essilor International S.A.	2,960	176,220
Medtronic, Inc.	16,870	741,943
Sonova Holding AG	945	114,269
St. Jude Medical, Inc. (a)	7,530	276,953
Synthes, Inc.	3,450	451,841
Thermo Fisher Scientific, Inc. (a)	9,080	433,025
Waters Corp. (a)	8,270	512,409
Zimmer Holdings, Inc. (a)	8,710	514,848

		$3,777,841

Natural Gas – Distribution – 1.2%
GDF Suez	11,230	$487,551

Network & Telecom – 1.7%
Cisco Systems, Inc. (a)	29,890	$715,567

Oil Services – 1.0%
National Oilwell Varco, Inc.	9,510	$419,296

Other Banks & Diversified Financials – 2.4%
Aeon Credit Service Co. Ltd.	10,000	$96,097
American Express Co.	8,740	354,145
Komercni Banka A.S.	732	156,510
UBS AG (a)	24,145	370,914

		$977,666

Pharmaceuticals – 6.8%
Bayer AG	8,415	$672,570
GlaxoSmithKline PLC	4,920	104,221
Johnson & Johnson	7,620	490,804
Merck KGaA	5,540	517,492
Roche Holding AG	6,270	1,066,628

		$2,851,715

Printing & Publishing – 0.7%
Wolters Kluwer N.V.	12,680	$278,114

Railroad & Shipping – 1.5%
Canadian National Railway Co.	11,234	$610,680

Specialty Chemicals – 5.5%
L’Air Liquide S.A.	4,623	$545,715
Linde AG	9,410	1,132,635
Praxair, Inc.	2,860	229,687
Shin-Etsu Chemical Co. Ltd.	7,100	400,195

		$2,308,232

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 0.6%
Abercrombie & Fitch Co., “A”	5,010	$174,599
Sally Beauty Holdings, Inc. (a)	8,740	66,861

		$241,460

Telephone Services – 0.6%
Singapore Telecommunications Ltd.	121,950	$268,555

Trucking – 2.5%
TNT N.V.	19,105	$584,782
United Parcel Service, Inc., “B”	8,170	468,713

		$1,053,495

Utilities – Electric Power – 0.4%
E.ON AG	4,120	$172,000

Total Common Stocks (Identified Cost, $38,943,972)		$41,138,706

MONEY MARKET FUNDS (v) – 1.2%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	493,239	$493,239

COLLATERAL FOR SECURITIES LOANED – 1.7%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	707,100	$707,100

Total Investments (Identified Cost, $40,144,311)		$42,339,045

OTHER ASSETS, LESS LIABILITIES – (1.6)%		(672,424)

Net Assets – 100.0%		$41,666,621

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $39,651,072)	$41,845,806
Underlying funds, at cost and value	493,239
Total investments, at value, including $674,170 of securities on loan (identified cost, $40,144,311)	$42,339,045
Cash	$2,299
Foreign currency, at value (identified cost, $60,805)	61,699
Receivables for
Investments sold	18,840
Fund shares sold	32,610
Interest and dividends	55,411
Receivable from investment adviser	21,424
Other assets	907
Total assets		$42,532,235
Liabilities
Payables for
Investments purchased	$113,806
Fund shares reacquired	3,049
Collateral for securities loaned, at value	707,100
Payable to affiliates
Investment adviser	2,297
Shareholder servicing costs	16
Distribution and/or service fees	31
Administrative services fee	96
Payable for independent Trustees’ compensation	20
Accrued expenses and other liabilities	39,199
Total liabilities		$865,614
Net assets		$41,666,621
Net assets consist of
Paid-in capital	$41,542,754
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,196,356
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,472,902)
Undistributed net investment income	400,413
Net assets		$41,666,621
Shares of beneficial interest outstanding		3,460,204

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$39,418,295	3,273,253	$12.04
Service Class	2,248,326	186,951	12.03

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$858,664
Interest	5,991
Dividends from underlying funds	798
Foreign taxes withheld	(66,788)
Total investment income		$798,665
Expenses
Management fee	$342,508
Distribution and/or service fees	3,385
Shareholder servicing costs	5,267
Administrative services fee	17,502
Independent Trustees’ compensation	1,786
Custodian fee	60,223
Shareholder communications	31,089
Auditing fees	49,098
Legal fees	1,961
Miscellaneous	10,781
Total expenses		$523,600
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(125,972)
Net expenses		$397,626
Net investment income		$401,039
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(813,145)
Foreign currency transactions	717
Net realized gain (loss) on investments and foreign currency transactions		$(812,428)
Change in unrealized appreciation (depreciation)
Investments	$10,015,896
Translation of assets and liabilities in foreign currencies	3,080
Net unrealized gain (loss) on investments and foreign currency translation		$10,018,976
Net realized and unrealized gain (loss) on investments and foreign currency		$9,206,548
Change in net assets from operations		$9,607,587

See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$401,039	$758,442
Net realized gain (loss) on investments and foreign currency transactions	(812,428)	(1,588,426)
Net unrealized gain (loss) on investments and foreign currency translation	10,018,976	(17,974,193)
Change in net assets from operations	$9,607,587	$(18,804,177)
Distributions declared to shareholders
From net investment income	$(743,160)	$(495,830)
From net realized gain on investments	—	(4,115,959)
Total distributions declared to shareholders	$(743,160)	$(4,611,789)
Change in net assets from fund share transactions	$(1,415,546)	$760,274
Total change in net assets	$7,448,881	$(22,655,692)
Net assets
At beginning of period	34,217,740	56,873,432
At end of period (including undistributed net investment income of $400,413 and $741,817, respectively)	$41,666,621	$34,217,740

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.36	$15.47	$15.45	$13.49	$12.80
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.20	$0.13	$0.37	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.78	(5.01)	1.22	2.76	0.86
Total from investment operations	$2.90	$(4.81)	$1.35	$3.13	$0.95
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.14)	$(0.32)	$(0.07)	$(0.04)
From net realized gain on investments	—	(1.16)	(1.01)	(1.10)	(0.22)
Total distributions declared to shareholders	$(0.22)	$(1.30)	$(1.33)	$(1.17)	$(0.26)
Net asset value, end of period	$12.04	$9.36	$15.47	$15.45	$13.49
Total return (%) (k)(r)(s)	31.98	(33.77)	9.19	24.41	7.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.36	1.41	1.49	1.48
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.15
Net investment income	1.18	1.61	0.88	2.60	0.68
Portfolio turnover	23	28	38	37	52
Net assets at end of period (000 omitted)	$39,418	$33,523	$56,246	$53,388	$35,415

See Notes to Financial Statements

12

MFS Global Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.35	$15.47	$15.47	$13.53	$13.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.16	$0.09	$0.31	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.81	(5.01)	1.23	2.79	0.76
Total from investment operations	$2.89	$(4.85)	$1.32	$3.10	$0.79
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.11)	$(0.31)	$(0.06)	$(0.04)
From net realized gain on investments	—	(1.16)	(1.01)	(1.10)	(0.22)
Total distributions declared to shareholders	$(0.21)	$(1.27)	$(1.32)	$(1.16)	$(0.26)
Net asset value, end of period	$12.03	$9.35	$15.47	$15.47	$13.53
Total return (%) (k)(r)(s)	31.80	(33.97)	8.97	24.02	6.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.60	1.65	1.76	1.73
Expenses after expense reductions (f)	1.40	1.40	1.40	1.40	1.40
Net investment income	0.82	1.32	0.60	2.29	0.22
Portfolio turnover	23	28	38	37	52
Net assets at end of period (000 omitted)	$2,248	$695	$628	$271	$56

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Global Equity Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$16,501,675	$—	$—	$16,501,675
Switzerland	107,310	5,195,713	—	5,303,023
France	2,289,772	2,941,984	—	5,231,756
United Kingdom	1,156,057	2,760,145	—	3,916,202
Germany	926,570	2,140,852	—	3,067,422
Japan	736,624	1,835,781	—	2,572,405
Netherlands	278,114	2,014,292	—	2,292,406
Canada	610,680	—	—	610,680
South Korea	—	522,482	—	522,482
Other Countries	168,784	951,871	—	1,120,655
Mutual Funds	1,200,339	—	—	1,200,339
Total Investments	$23,975,925	$18,363,120	$—	$42,339,045

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default.

15

MFS Global Equity Series

Notes to Financial Statements – continued

The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$743,160	$826,448
Long-term capital gain	—	3,785,341
Total distributions	$743,160	$4,611,789

16

MFS Global Equity Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$40,349,794
Gross appreciation	5,897,104
Gross depreciation	(3,907,853)
Net unrealized appreciation (depreciation)	$1,989,251
Undistributed ordinary income	400,841
Capital loss carryforwards	(2,267,419)
Other temporary differences	1,194

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(1,342,500)
12/31/17	(924,919)
$(2,267,419)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$719,372	$490,946	$—	$4,065,455
Service Class	23,788	4,884	—	50,504
Total	$743,160	$495,830	$—	$4,115,959

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.00%
Average daily net assets in excess of $1 billion	0.90%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 1.00% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement terminates on April 30, 2010. For the year ended December 31, 2009, this reduction amounted to $125,765 and is reflected as a reduction of total expenses in the Statement of Operations.

Effective May 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.15% of average daily net assets for the Initial Class shares and 1.40% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2011.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund

17

MFS Global Equity Series

Notes to Financial Statements – continued

variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $5,097, which equated to 0.0149% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $170.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0511% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $401 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $207, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $7,643,088 and $9,289,320, respectively.

18

MFS Global Equity Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	545,383	$5,715,890	645,860	$8,312,510
Service Class	138,001	1,355,187	42,700	490,216
	683,384	$7,071,077	688,560	$8,802,726
Shares issued to shareholders in reinvestment of distributions
Initial Class	84,236	$719,372	332,827	$4,556,401
Service Class	2,785	23,788	4,043	55,388
	87,021	$743,160	336,870	$4,611,789
Shares reacquired
Initial Class	(937,705)	$(8,954,455)	(1,033,566)	$(12,511,758)
Service Class	(28,122)	(275,328)	(13,027)	(142,483)
	(965,827)	$(9,229,783)	(1,046,593)	$(12,654,241)
Net change
Initial Class	(308,086)	$(2,519,193)	(54,879)	$357,153
Service Class	112,664	1,103,647	33,716	403,121
	(195,422)	$(1,415,546)	(21,163)	$760,274

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $532 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	8,648,055	(8,154,816)	493,239

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$798	$493,239

19

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

20

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

21

MFS Global Equity Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

22

MFS Global Equity Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David Mannheim Roger Morley

23

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

24

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 31.92% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $565,800. The fund intends to pass through foreign tax credits of $58,840 for the fiscal year.

26

MFS Global Equity Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS INVESTMENT MANAGEMENT

MFS® Total Return Series

MFS® Variable Insurance Trust

Annual report

12/31/09

VTR-ANN

MFS® TOTAL RETURN SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 years	3.0%
JPMorgan Chase & Co.	2.0%
Lockheed Martin Corp.	1.9%
AT&T, Inc.	1.9%
Fannie Mae, 5.0%, 30 years	1.7%
Exxon Mobil Corp.	1.6%
Fannie Mae, 6.0%, 30 years	1.4%
Philip Morris International, Inc.	1.4%
Bank of New York Mellon Corp.	1.4%
Goldman Sachs Group, Inc.	1.4%

Equity sectors
Financial Services	12.1%
Energy	8.0%
Consumer Staples	6.9%
Utilities & Communications	6.7%
Health Care	6.2%
Industrial Goods & Services	5.6%
Retailing	3.7%
Technology	3.3%
Basic Materials	2.1%
Leisure	1.8%
Special Products & Services	1.4%
Autos & Housing	0.7%
Transportation	0.3%

Fixed income sectors (i)
Mortgage-Backed Securities	14.8%
U.S. Treasury Securities	10.9%
High Grade Corporates	9.8%
Commercial Mortgage-Backed Securities	1.9%
U.S. Government Agencies	0.9%
Non-U.S. Government Bonds	0.6%
Emerging Markets Bonds	0.5%
Municipal Bonds	0.3%
High Yield Corporates	0.2%
Asset-Backed Securities	0.2%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Total Return Series (the “fund”) provided a total return of 18.03%, while Service Class shares of the fund provided a total return of 17.72%. These compare with returns of 26.46% and 5.93% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”), respectively. The fund’s other benchmark, the Total Return Blended Index (“Blended Index”), generated a return of 18.40%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Within the equity portion of the fund, an underweighted position in the technology sector was the primary factor holding down the fund’s performance relative to the S&P 500 Index. Not owning strong-performing computer and electronics maker Apple and software giant Microsoft were significant factors in this result. The fund’s underweighted position in internet search engine Google also held back relative results as the stock significantly outperformed the benchmark.

Stock selection in the financial services sector had a negative impact on relative performance. Holdings of insurance companies, AllState and Metlife, and financial services firm Bank of New York Mellon were among the fund’s top detractors. Although Bank of New York Mellon performed better than competitors during the downturn, the company’s shares lagged the S&P 500 Index during the market recovery. The firm’s earnings rebound was not as strong as other firms that had suffered much larger credit market losses. The fund’s positioning in financial services firm Bank of America also hindered relative results.

A combination of an overweighted position and stock selection in the industrial goods and services sector dampened relative returns. The fund’s overweighted position in poor-performing defense contractor Lockheed Martin was a top detractor over the reporting period. Uncharacteristically weaker-than-expected results reported in July 2009 due to project delays and lower award fees in its information systems business, followed by October guidance for much higher pension expenses going forward, pressured Lockheed Martin’s shares throughout the period. This, coupled with increased worries about the prospects for future defense budget cuts in the face of increasingly large and growing U.S. budget deficits, caused the company’s shares to decline in a period of strong absolute returns for the market.

Elsewhere, holdings of grocery chain Kroger held back the fund’s relative performance.

The fund’s cash position was also a detractor. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

3

MFS Total Return Series

Management Review – continued

Within the fixed income portion of the fund, there were no factors that materially detracted from relative performance as this portion of the fund performed very well relative to the Barclays Capital Index.

Contributors to Performance

Within the equity portion of the fund, a combination of stock selection and an underweighted position in the health care sector helped relative performance. The fund’s underweighted position in pharmaceutical company Pfizer was a positive factor as this stock underperformed the S&P 500 Index.

Stock selection in the energy sector had a positive impact on relative results. An underweighted position in poor-performing integrated oil and gas company Exxon Mobil aided relative returns.

Stocks in other sectors that contributed to relative performance included financial services firms, Goldman Sachs and JPMorgan Chase, retailer Macy’s, and chemical company PPG Industries. Shares of Goldman Sachs climbed as the environment for fixed income trading improved and mergers and acquisitions activity increased. The fund’s positioning in industrial conglomerate General Electric (h) and underweighting in consumer products company Procter & Gamble and discount retailer Wal-Mart Stores, all of which underperformed the benchmark, boosted relative results. Not owning poor-performing financial services company Citigroup was another positive factor for relative performance.

During the reporting period, the fund’s currency exposure contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Within the fixed income portion of the fund, overweighted positions in the finance and industrial sectors, along with greater exposure to “BBB” and “A” rated (r) securities, boosted performance relative to the Barclays Capital Index. The fund’s return from yield, which was greater than that of the benchmark, also aided relative results.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Michael Roberge	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	1/03/95	18.03%	1.96%	4.64%	N/A
Service Class	5/01/00	17.72%	1.71%	N/A	4.43%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		26.46%	0.42%	(0.95)%	N/A
Barclays Capital U.S. Aggregate Bond Index (f)		5.93%	4.97%	6.33%	N/A
Total Return Blended Index (x)		18.40%	2.53%	2.25%	N/A

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Total Return Blended Index consists of 60% Standard & Poor’s 500 Stock Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

5

MFS Total Return Series

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Total Return Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.81%	$1,000.00	$1,132.12	$4.35
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,130.89	$5.69
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Total Return Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 58.8%
Aerospace – 4.2%
Goodrich Corp.	47,320	$3,040,310
Lockheed Martin Corp.	709,783	53,482,146
Northrop Grumman Corp.	517,787	28,918,404
United Technologies Corp.	500,880	34,766,081

		$120,206,941

Alcoholic Beverages – 0.8%
Diageo PLC	1,050,202	$18,314,865
Heineken N.V.	104,140	4,934,519

		$23,249,384

Apparel Manufacturers – 0.8%
NIKE, Inc., “B”	354,980	$23,453,529

Automotive – 0.2%
Johnson Controls, Inc.	206,490	$5,624,788

Biotechnology – 0.2%
Genzyme Corp. (a)	88,380	$4,331,504

Broadcasting – 1.3%
Omnicom Group, Inc.	410,900	$16,086,735
Walt Disney Co.	650,550	20,980,238

		$37,066,973

Brokerage & Asset Managers – 0.6%
Charles Schwab Corp.	367,350	$6,913,527
Deutsche Boerse AG	49,050	4,078,306
Franklin Resources, Inc.	48,735	5,134,232

		$16,126,065

Business Services – 1.2%
Accenture Ltd., “A”	433,830	$18,003,945
Dun & Bradstreet Corp.	35,830	3,022,977
Visa, Inc., “A”	54,490	4,765,695
Western Union Co.	387,400	7,302,490

		$33,095,107

Cable TV – 0.2%
Comcast Corp., “Special A”	300,270	$4,807,323

Chemicals – 1.5%
3M Co.	244,340	$20,199,588
Monsanto Co.	52,450	4,287,788
PPG Industries, Inc.	329,000	19,259,660

		$43,747,036

Computer Software – 0.7%
Oracle Corp.	837,192	$20,544,692

Computer Software – Systems – 1.4%
Dell, Inc. (a)	253,980	$3,647,153
Hewlett-Packard Co.	333,731	17,190,484
International Business Machines Corp.	141,750	18,555,075

		$39,392,712

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.5%
Black & Decker Corp.	47,690	$3,091,743
Pulte Homes, Inc. (a)	300,220	3,002,200
Sherwin-Williams Co.	127,810	7,879,487

		$13,973,430

Consumer Products – 1.2%
Clorox Co.	88,920	$5,424,120
Kimberly-Clark Corp.	42,430	2,703,215
Procter & Gamble Co.	418,341	25,364,015

		$33,491,350

Consumer Services – 0.2%
Apollo Group, Inc., “A” (a)	76,710	$4,647,092

Electrical Equipment – 0.9%
Danaher Corp.	174,440	$13,117,888
Tyco Electronics Ltd.	247,170	6,068,024
W.W. Grainger, Inc.	68,970	6,678,365

		$25,864,277

Electronics – 0.8%
Agilent Technologies, Inc. (a)	99,720	$3,098,300
Intel Corp.	874,120	17,832,048
National Semiconductor Corp.	158,020	2,427,187

		$23,357,535

Energy – Independent – 2.8%
Anadarko Petroleum Corp.	128,010	$7,990,384
Apache Corp.	333,500	34,407,195
Devon Energy Corp.	134,602	9,893,247
EOG Resources, Inc.	131,720	12,816,356
Noble Energy, Inc.	121,250	8,635,425
Occidental Petroleum Corp.	74,830	6,087,421

		$79,830,028

Energy – Integrated – 4.7%
Chevron Corp.	371,212	$28,579,612
ConocoPhillips	76,000	3,881,320
Exxon Mobil Corp.	678,622	46,275,234
Hess Corp.	243,620	14,739,010
Marathon Oil Corp.	250,980	7,835,596
TOTAL S.A., ADR	501,930	32,143,597

		$133,454,369

Engineering – Construction – 0.2%
Fluor Corp.	103,070	$4,642,273

Food & Beverages – 3.2%
Campbell Soup Co.	175,680	$5,937,984
General Mills, Inc.	162,330	11,494,587
Groupe Danone	75,014	4,568,299
J.M. Smucker Co.	126,742	7,826,319
Kellogg Co.	132,047	7,024,900

8

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
Nestle S.A.	675,305	$32,808,206
PepsiCo, Inc.	363,930	22,126,944

		$91,787,239

Food & Drug Stores – 1.3%
CVS Caremark Corp.	629,530	$20,277,161
Kroger Co.	459,800	9,439,694
Walgreen Co.	219,040	8,043,149

		$37,760,004

Gaming & Lodging – 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	46,350	$1,695,020

General Merchandise – 0.8%
Macy’s, Inc.	184,681	$3,095,254
Target Corp.	174,990	8,464,266
Wal-Mart Stores, Inc.	186,580	9,972,701

		$21,532,221

Health Maintenance Organizations – 0.1%
WellPoint, Inc. (a)	70,330	$4,099,536

Insurance – 3.6%
Aflac, Inc.	77,220	$3,571,425
Allstate Corp.	723,770	21,742,051
Aon Corp.	172,520	6,614,417
Chubb Corp.	108,400	5,331,112
MetLife, Inc.	1,005,520	35,545,132
Prudential Financial, Inc.	189,570	9,433,003
Travelers Cos., Inc.	382,740	19,083,416

		$101,320,556

Internet – 0.2%
Google, Inc., “A” (a)	7,450	$4,618,851

Leisure & Toys – 0.2%
Hasbro, Inc.	189,510	$6,075,691

Machinery & Tools – 0.3%
Eaton Corp.	155,120	$9,868,734

Major Banks – 7.8%
Bank of America Corp.	575,780	$8,671,247
Bank of America Corp., EU	830,530	12,391,508
Bank of New York Mellon Corp.	1,408,752	39,402,793
Goldman Sachs Group, Inc.	227,740	38,451,622
JPMorgan Chase & Co.	1,369,374	57,061,815
PNC Financial Services Group, Inc.	229,530	12,116,889
Regions Financial Corp.	992,460	5,250,113
State Street Corp.	497,200	21,648,088
Wells Fargo & Co.	952,760	25,714,992

		$220,709,067

Medical Equipment – 1.8%
Becton, Dickinson & Co.	168,890	$13,318,665
Medtronic, Inc.	446,330	19,629,593
St. Jude Medical, Inc. (a)	177,240	6,518,887
Thermo Fisher Scientific, Inc. (a)	61,560	2,935,796
Waters Corp. (a)	142,250	8,813,810

		$51,216,751

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 0.1%
United States Steel Corp.	56,240	$3,099,949

Natural Gas – Distribution – 0.2%
Sempra Energy	108,640	$6,081,667

Natural Gas – Pipeline – 0.2%
Williams Cos., Inc.	238,178	$5,020,792

Network & Telecom – 0.2%
Cisco Systems, Inc. (a)	125,190	$2,997,049
Nokia Corp., ADR	304,790	3,916,552

		$6,913,601

Oil Services – 0.5%
Halliburton Co.	105,670	$3,179,610
National Oilwell Varco, Inc.	140,400	6,190,236
Noble Corp.	87,516	3,561,901

		$12,931,747

Other Banks & Diversified Financials – 0.1%
Northern Trust Corp.	61,360	$3,215,264

Pharmaceuticals – 4.1%
Abbott Laboratories	460,630	$24,869,414
GlaxoSmithKline PLC	194,220	4,114,195
Johnson & Johnson	531,720	34,248,085
Merck & Co., Inc.	586,770	21,440,576
Pfizer, Inc.	1,590,056	28,923,119
Roche Holding AG	19,000	3,232,207

		$116,827,596

Railroad & Shipping – 0.1%
Canadian National Railway Co.	46,620	$2,534,263

Specialty Chemicals – 0.5%
Air Products & Chemicals, Inc.	191,090	$15,489,755

Specialty Stores – 0.8%
Advance Auto Parts, Inc.	214,830	$8,696,318
Home Depot, Inc.	127,670	3,693,493
Staples, Inc.	394,810	9,708,378

		$22,098,189

Telecommunications – Wireless – 0.8%
Vodafone Group PLC	9,889,020	$22,900,011

Telephone Services – 2.2%
AT&T, Inc.	1,890,844	$53,000,357
CenturyTel, Inc.	156,541	5,668,350
Royal KPN N.V.	228,730	3,882,287

		$62,550,994

Tobacco – 1.7%
Altria Group, Inc.	89,153	$1,750,073
Lorillard, Inc.	70,970	5,693,923
Philip Morris International, Inc.	845,520	40,745,609

		$48,189,605

Trucking – 0.2%
United Parcel Service, Inc., “B”	89,540	$5,136,910

9

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 3.3%
Allegheny Energy, Inc.	117,040	$2,748,099
American Electric Power Co., Inc.	169,660	5,902,471
CMS Energy Corp.	152,580	2,389,403
Dominion Resources, Inc.	468,520	18,234,798
Entergy Corp.	63,910	5,230,394
FPL Group, Inc.	241,118	12,735,853
Northeast Utilities	60,290	1,554,879
NRG Energy, Inc. (a)	206,230	4,869,090
PG&E Corp.	240,580	10,741,897
PPL Corp.	330,840	10,689,440
Progress Energy, Inc.	94,970	3,894,720
Public Service Enterprise Group, Inc.	467,240	15,535,730

		$94,526,774

Total Common Stocks (Identified Cost, $1,604,598,603)		$1,669,107,195

BONDS – 39.8%
Agency – Other – 0.0%
Financing Corp., 9.65%, 2018	$740,000	$1,009,225

Asset Backed & Securitized – 2.1%
Banc of America Commercial Mortgage, Inc., “A4”, 5.634%, 2046	$789,000	$739,145
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.031%, 2040 (z)	2,434,534	1,035,164
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2049	5,000,000	4,460,389
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	3,600,000	3,124,013
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	1,411	1,403
Countrywide Asset-Backed Certificates, FRN, 4.823%, 2035	225,561	222,851
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	1,911,000	1,125,593
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039	2,460,763	1,893,964
Credit Suisse Mortgage Capital Certificate, 5.695%, 2040	3,818,128	3,046,222
CWCapital LLC, 5.223%, 2048	5,884,000	5,131,174
GE Commercial Mortgage Corp., FRN, 5.336%, 2044	2,078,000	1,635,360
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	2,181,069	1,041,532
Greenwich Capital Commercial Funding Corp., 5.475%, 2039	5,978,000	4,460,115
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	2,485,000	1,978,153
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,551,006	1,474,257
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	1,680,084	1,417,245
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	2,548,000	1,933,355

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.236%, 2041	$2,550,000	$2,537,631
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	4,339,145	4,175,199
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.875%, 2045	4,332,626	4,175,090
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	1,967,000	466,916
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.456%, 2039	1,764,000	1,400,250
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050	3,818,128	3,200,592
Morgan Stanley Capital I, Inc., FRN, 0.905%, 2030 (i)(n)	4,188,650	155,689
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	1,170,000	895,994
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	2,164,000	696,194
Spirit Master Funding LLC, 5.05%, 2023 (z)	2,166,096	1,791,686
Structured Asset Securities Corp., FRN, 4.67%, 2035	1,110,171	973,326
Wachovia Bank Commercial Mortgage Trust, 4.75%, 2044	3,430,000	2,883,030
Wachovia Bank Commercial Mortgage Trust, FRN, 5.795%, 2045	1,291,043	968,326

		$59,039,858

Broadcasting – 0.1%
Hearst-Argyle Television, Inc., 7.5%, 2027	$1,871,000	$1,420,813
News America, Inc., 8.5%, 2025	1,586,000	1,868,195

		$3,289,008

Brokerage & Asset Managers – 0.0%
BlackRock, Inc., 5%, 2019	$980,000	$963,027

Building – 0.1%
CRH America, Inc., 6.95%, 2012	$2,614,000	$2,831,511

Cable TV – 0.2%
Cox Communications, Inc., 4.625%, 2013	$1,949,000	$2,026,742
DIRECTV Holdings LLC, 5.875%, 2019 (n)	710,000	722,138
Time Warner Entertainment Co. LP, 8.375%, 2033	2,421,000	2,894,163

		$5,643,043

Conglomerates – 0.1%
Kennametal, Inc., 7.2%, 2012	$2,140,000	$2,242,003

Consumer Products – 0.1%
Fortune Brands, Inc., 5.125%, 2011	$2,519,000	$2,598,076

Consumer Services – 0.1%
Western Union Co., 5.4%, 2011	$3,514,000	$3,751,838

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$2,440,000	$2,513,661

10

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – 0.1%
Tyco Electronics Group S.A., 6.55%, 2017	$2,931,000	$3,030,540

Emerging Market Quasi-Sovereign – 0.2%
Petróleos Mexicanos, 8%, 2019	$1,753,000	$2,029,098
Qtel International Finance Ltd., 7.875%, 2019 (n)	1,368,000	1,533,491
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	2,715,000	2,843,175

		$6,405,764

Emerging Market Sovereign – 0.0%
Republic of Peru, 7.35%, 2025	$184,000	$210,680

Energy – Independent – 0.2%
Anadarko Petroleum Corp., 6.45%, 2036	$3,000,000	$3,133,107
Ocean Energy, Inc., 7.25%, 2011	2,067,000	2,255,089

		$5,388,196

Energy – Integrated – 0.3%
Hess Corp., 8.125%, 2019	$700,000	$844,170
Husky Energy, Inc., 5.9%, 2014	1,758,000	1,916,308
Husky Energy, Inc., 7.25%, 2019	1,793,000	2,071,989
Petro-Canada, 6.05%, 2018	3,647,000	3,920,427

		$8,752,894

Financial Institutions – 0.2%
General Electric Capital Corp., 5.45%, 2013	$1,963,000	$2,086,836
HSBC Finance Corp., 5.25%, 2011	2,367,000	2,450,546

		$4,537,382

Food & Beverages – 0.5%
Anheuser-Busch Cos., Inc., 8%, 2039 (n)	$2,880,000	$3,585,358
Diageo Finance B.V., 5.5%, 2013	2,745,000	2,956,769
Dr. Pepper Snapple Group, Inc., 6.12%, 2013	920,000	1,006,865
Dr. Pepper Snapple Group, Inc., 6.82%, 2018	1,158,000	1,299,065
Miller Brewing Co., 5.5%, 2013 (n)	5,763,000	6,136,091

		$14,984,148

Food & Drug Stores – 0.1%
CVS Caremark Corp., 6.125%, 2016	$2,078,000	$2,237,657

Gaming & Lodging – 0.1%
Wyndham Worldwide Corp., 6%, 2016	$1,997,000	$1,860,393

Insurance – 0.1%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$2,021,000	$1,492,895
Metropolitan Life Global Funding, 5.125%, 2013 (n)	1,200,000	1,271,268
Metropolitan Life Global Funding, 5.125%, 2014 (n)	1,060,000	1,121,795

		$3,885,958

Insurance – Property & Casualty – 0.3%
Allstate Corp., 6.125%, 2032	$1,017,000	$1,018,928

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – Property & Casualty – continued
Allstate Corp., 5.55%, 2035	$2,417,000	$2,327,590
Chubb Corp., 6.375% to 2017, FRN to 2067	4,156,000	3,865,080
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	243,000	196,687
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	990,000	836,550

		$8,244,835

International Market Quasi-Sovereign – 0.5%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$2,020,000	$2,016,089
ING Bank N.V., 3.9%, 2014 (n)	2,900,000	2,984,886
KFW International Finance, Inc., 4.875%, 2019	2,980,000	3,149,038
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	5,190,000	5,264,305
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	1,664,000	1,696,381

		$15,110,699

Local Authorities – 0.2%
Metropolitan Transportation Authority, NY (Build America Bonds), 7.336%, 2039	$2,435,000	$2,713,199
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	2,405,000	2,693,023

		$5,406,222

Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$3,117,000	$3,142,428

Major Banks – 1.7%
Bank of America Corp., 7.375%, 2014	$1,160,000	$1,316,268
Bank of America Corp., 5.49%, 2019	1,260,000	1,190,461
Bank of America Corp., 7.625%, 2019	1,640,000	1,897,229
Barclays Bank PLC, 5%, 2016	1,100,000	1,123,993
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	1,042,000	958,640
Commonwealth Bank of Australia, 5%, 2019 (n)	1,620,000	1,608,386
Credit Suisse New York, 5.5%, 2014	3,360,000	3,646,275
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	1,261,000	1,270,458
Goldman Sachs Group, Inc., 6%, 2014	1,910,000	2,089,097
Goldman Sachs Group, Inc., 5.625%, 2017	2,680,000	2,737,245
JPMorgan Chase & Co., 6.3%, 2019	2,760,000	3,036,213
JPMorgan Chase Capital XXVII, 7%, 2039	1,640,000	1,653,961
Merrill Lynch & Co., Inc., 6.15%, 2013	2,480,000	2,653,989
Merrill Lynch & Co., Inc., 6.11%, 2037	2,391,000	2,204,316
Morgan Stanley, 5.75%, 2016	2,536,000	2,631,257
Morgan Stanley, 6.625%, 2018	1,980,000	2,140,713
Morgan Stanley, 7.3%, 2019	800,000	898,344
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	1,351,000	1,229,607
PNC Funding Corp., 5.625%, 2017	2,078,000	2,059,140

11

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	$1,719,000	$1,598,670
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	3,820,000	3,786,090
Wachovia Corp., 5.25%, 2014	7,433,000	7,695,095

		$49,425,447

Medical & Health Technology & Services – 0.3%
Cardinal Health, Inc., 5.8%, 2016	$1,498,000	$1,506,756
CareFusion Corp., 6.375%, 2019 (n)	2,550,000	2,729,829
Hospira, Inc., 5.55%, 2012	1,068,000	1,138,345
Hospira, Inc., 6.05%, 2017	1,927,000	2,016,827

		$7,391,757

Metals & Mining – 0.2%
ArcelorMittal, 6.125%, 2018	$3,666,000	$3,782,711
Vale Overseas Ltd., 6.875%, 2039	1,243,000	1,251,358

		$5,034,069

Mortgage Backed – 14.7%
Fannie Mae, 6.253%, 2011	$342,440	$360,715
Fannie Mae, 6.33%, 2011	309,120	323,025
Fannie Mae, 4.79%, 2012	1,597,940	1,678,691
Fannie Mae, 4.01%, 2013	236,098	243,927
Fannie Mae, 4.02%, 2013	1,064,403	1,101,532
Fannie Mae, 4.767%, 2013	127,492	133,989
Fannie Mae, 4.845%, 2013	418,498	442,108
Fannie Mae, 5.37%, 2013 - 2018	2,531,873	2,697,789
Fannie Mae, 4.6%, 2014	1,169,791	1,225,163
Fannie Mae, 4.84%, 2014	1,781,393	1,876,618
Fannie Mae, 4.872%, 2014	944,750	994,247
Fannie Mae, 4.94%, 2015	379,000	396,869
Fannie Mae, 5.19%, 2015	425,692	453,422
Fannie Mae, 5.27%, 2016	1,125,000	1,194,318
Fannie Mae, 5.661%, 2016	330,920	359,842
Fannie Mae, 5.45%, 2017	805,409	863,212
Fannie Mae, 5.5%, 2017 - 2038	88,280,190	92,859,937
Fannie Mae, 6%, 2017 - 2037	44,768,894	47,743,617
Fannie Mae, 4.5%, 2018 - 2035	12,955,923	13,241,559
Fannie Mae, 5%, 2018 - 2039	53,619,924	55,341,969
Fannie Mae, 4.88%, 2020	1,100,878	1,152,018
Fannie Mae, 7.5%, 2030 - 2032	325,793	367,647
Fannie Mae, 6.5%, 2031 - 2037	14,198,208	15,284,115
Freddie Mac, 6%, 2016 - 2037	25,972,257	27,705,951
Freddie Mac, 5%, 2017 - 2099	52,024,013	53,614,425
Freddie Mac, 4.5%, 2018 - 2039	25,868,150	26,342,360
Freddie Mac, 5.085%, 2019	2,793,000	2,889,735
Freddie Mac, 5.5%, 2019 - 2037	16,161,665	17,049,116
Freddie Mac, 6.5%, 2034 - 2038	8,618,642	9,259,162
Ginnie Mae, 6%, 2032 - 2038	8,275,934	8,795,087
Ginnie Mae, 4.5%, 2033 - 2034	1,998,698	2,012,036
Ginnie Mae, 5.5%, 2033 - 2035	10,534,450	11,110,646
Ginnie Mae, 5%, 2034 - 2039	19,073,007	19,662,037

		$418,776,884

Issuer	Shares/Par	Value ($)

BONDS – continued
Municipals – 0.3%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$1,425,000	$1,615,679
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	1,595,000	1,822,591
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	4,905,000	5,989,392

		$9,427,662

Natural Gas – Pipeline – 0.4%
CenterPoint Energy, Inc., 7.875%, 2013	$2,119,000	$2,386,787
Enterprise Products Operating LLC, 6.5%, 2019	1,953,000	2,106,779
Kinder Morgan Energy Partners LP, 6.75%, 2011	3,906,000	4,130,736
Kinder Morgan Energy Partners LP, 7.4%, 2031	219,000	239,339
Kinder Morgan Energy Partners LP, 7.75%, 2032	1,000,000	1,127,790
Spectra Energy Capital LLC, 8%, 2019	1,694,000	1,982,525

		$11,973,956

Network & Telecom – 0.5%
AT&T, Inc., 6.55%, 2039	$2,940,000	$3,097,766
BellSouth Corp., 6.55%, 2034	2,642,000	2,710,005
Telecom Italia Capital, 5.25%, 2013	2,176,000	2,288,697
Telefonica Europe B.V., 7.75%, 2010	882,000	922,667
Verizon New York, Inc., 6.875%, 2012	5,030,000	5,472,715

		$14,491,850

Oils – 0.2%
Valero Energy Corp., 6.875%, 2012	$4,222,000	$4,609,922

Other Banks & Diversified Financials – 1.1%
American Express Co., 5.5%, 2016	$4,690,000	$4,791,614
Banco Bradesco S.A., 6.75%, 2019 (n)	1,391,000	1,450,118
Capital One Financial Corp., 6.15%, 2016	2,872,000	2,884,967
Citigroup, Inc., 5%, 2014	2,679,000	2,582,620
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	3,021,000	3,328,296
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	862,000	686,213
Svenska Handelsbanken AB, 4.875%, 2014 (n)	3,040,000	3,185,458
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	4,738,000	3,707,485
UFJ Finance Aruba AEC, 6.75%, 2013	2,807,000	3,125,193
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	4,966,000	4,944,830

		$30,686,794

12

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Pharmaceuticals – 0.4%
Allergan, Inc., 5.75%, 2016	$4,097,000	$4,418,004
Pfizer, Inc., 7.2%, 2039	1,240,000	1,515,202
Roche Holdings, Inc., 6%, 2019 (n)	4,080,000	4,483,312

		$10,416,518

Railroad & Shipping – 0.0%
CSX Corp., 6.75%, 2011	$262,000	$278,264

Real Estate – 0.4%
Boston Properties, Inc., REIT, 5%, 2015	$1,871,000	$1,868,321
HRPT Properties Trust, REIT, 6.25%, 2016	3,320,000	3,141,928
HRPT Properties Trust, REIT, 6.65%, 2018	1,620,000	1,485,603
Kimco Realty Corp., REIT, 6%, 2012	936,000	987,230
ProLogis, REIT, 5.75%, 2016	28,000	26,299
Simon Property Group, Inc., REIT, 5.875%, 2017	1,880,000	1,882,636
Vornado Realty Trust, REIT, 4.75%, 2010	1,708,000	1,746,987
WEA Finance LLC, REIT, 6.75%, 2019 (n)	837,000	898,723

		$12,037,727

Retailers – 0.4%
Home Depot, Inc., 5.875%, 2036	$4,000,000	$3,861,028
Limited Brands, Inc., 5.25%, 2014	2,165,000	2,089,225
Wal-Mart Stores, Inc., 5.25%, 2035	5,106,000	5,020,827

		$10,971,080

Supermarkets – 0.0%
Kroger Co., 5%, 2013	$1,045,000	$1,105,103

Supranational – 0.1%
Asian Development Bank, 2.75%, 2014	$2,220,000	$2,216,055

Telecommunications – Wireless – 0.2%
Cingular Wireless LLC, 6.5%, 2011	$1,498,000	$1,628,816
Rogers Communications, Inc., 6.8%, 2018	3,340,000	3,740,543

		$5,369,359

Tobacco – 0.1%
Philip Morris International, Inc., 4.875%, 2013	$1,823,000	$1,924,461

Transportation – Services – 0.1%
Erac USA Finance Co., 7%, 2037 (n)	$2,572,000	$2,517,494

U.S. Government Agencies and Equivalents – 0.8%
Freddie Mac, 4.625%, 2012	$13,500,000	$14,540,135
Small Business Administration, 4.77%, 2024	737,934	767,477
Small Business Administration, 5.18%, 2024	1,218,141	1,276,949
Small Business Administration, 4.99%, 2024	1,191,590	1,242,960
Small Business Administration, 5.11%, 2025	5,029,841	5,298,096

		$23,125,617

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – 10.9%
U.S. Treasury Bonds, 2.375%, 2010	$23,626,000	$23,938,855
U.S. Treasury Bonds, 2%, 2013	4,762,000	4,736,704
U.S. Treasury Bonds, 8.5%, 2020	4,816,000	6,673,921
U.S. Treasury Bonds, 8%, 2021	2,560,000	3,486,001
U.S. Treasury Bonds, 6%, 2026	2,840,000	3,322,357
U.S. Treasury Bonds, 6.75%, 2026	2,129,000	2,686,200
U.S. Treasury Bonds, 5.25%, 2029	7,300,000	7,909,097
U.S. Treasury Bonds, 5.375%, 2031	8,423,000	9,307,415
U.S. Treasury Bonds, 4.5%, 2036	3,417,000	3,365,745
U.S. Treasury Bonds, 5%, 2037	7,979,000	8,473,945
U.S. Treasury Notes, 6.5%, 2010	9,219,000	9,285,985
U.S. Treasury Notes, 1.5%, 2010	1,514,000	1,527,366
U.S. Treasury Notes, 0.875%, 2011	25,197,000	25,258,027
U.S. Treasury Notes, 5.125%, 2011	23,128,000	24,576,206
U.S. Treasury Notes, 4.125%, 2012	14,484,000	15,484,294
U.S. Treasury Notes, 3.5%, 2013	8,400,000	8,852,155
U.S. Treasury Notes, 3.125%, 2013	16,178,000	16,813,747
U.S. Treasury Notes, 2.75%, 2013	36,007,000	36,876,245
U.S. Treasury Notes, 1.5%, 2013	6,564,000	6,391,183
U.S. Treasury Notes, 1.875%, 2014	28,754,000	28,163,192
U.S. Treasury Notes, 4.125%, 2015	6,910,000	7,367,788
U.S. Treasury Notes, 9.875%, 2015	2,793,000	3,837,537
U.S. Treasury Notes, 2.625%, 2016	1,737,000	1,689,774
U.S. Treasury Notes, 4.875%, 2016	6,300,000	6,928,034
U.S. Treasury Notes, 3.75%, 2018	30,226,000	30,223,642
U.S. Treasury Notes, TIPS, 1.625%, 2015	10,517,581	10,938,284

		$308,113,699

Utilities – Electric Power – 1.2%
Bruce Mansfield Unit, 6.85%, 2034	$4,947,912	$4,656,064
EDP Finance B.V., 6%, 2018 (n)	2,259,000	2,413,156
Enel Finance International S.A., 6.25%, 2017 (n)	3,126,000	3,436,956
Exelon Generation Co. LLC, 6.2%, 2017	10,390,000	11,137,457
MidAmerican Energy Holdings Co., 5.875%, 2012	477,000	519,497
MidAmerican Funding LLC, 6.927%, 2029	387,000	419,770
Oncor Electric Delivery Co., 7%, 2022	3,162,000	3,515,667
PSEG Power LLC, 6.95%, 2012	3,745,000	4,091,244
PSEG Power LLC, 5.32%, 2016 (n)	1,603,000	1,649,277
System Energy Resources, Inc., 5.129%, 2014 (z)	828,508	822,369
Waterford 3 Funding Corp., 8.09%, 2017	193,156	191,897

		$32,853,354

Total Bonds (Identified Cost, $1,112,165,204)		$1,129,826,118

13

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.9%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	26,210,280	$26,210,280

Total Investments (Identified Cost, $2,742,974,087)		$2,825,143,593

OTHER ASSETS, LESS LIABILITIES – 0.5%		14,547,515

Net Assets – 100.0%		$2,839,691,108

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $76,965,898, representing 2.7% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.031%, 2040	3/01/06	$2,434,534	$1,035,164
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	2,142,698	1,791,686
System Energy Resources, Inc., 5.129%, 2014	4/16/04-11/22/04	829,293	822,369
Total Restricted Securities			$3,649,219
% of Net Assets			0.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

EU	Equity Unit

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

14

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,716,763,807)	$2,798,933,313
Underlying funds, at cost and value	26,210,280
Total investments, at value (identified cost, $2,742,974,087)	$2,825,143,593
Cash	19,135
Receivables for
Investments sold	71,271,170
Fund shares sold	479,465
Interest and dividends	12,308,260
Other assets	66,967
Total assets		$2,909,288,590
Liabilities
Payables for
Investments purchased	$67,924,078
Fund shares reacquired	1,189,501
Payable to affiliates
Investment adviser	117,381
Shareholder servicing costs	1,017
Distribution and/or service fees	12,015
Administrative services fee	2,402
Payable for independent Trustees’ compensation	111
Accrued expenses and other liabilities	350,977
Total liabilities		$69,597,482
Net assets		$2,839,691,108
Net assets consist of
Paid-in capital	$3,170,060,698
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	82,169,856
Accumulated net realized gain (loss) on investments and foreign currency transactions	(487,821,165)
Undistributed net investment income	75,281,719
Net assets		$2,839,691,108
Shares of beneficial interest outstanding		163,012,906

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,967,225,574	112,535,030	$17.48
Service Class	872,465,534	50,477,876	17.28

See Notes to Financial Statements

15

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Interest	$51,263,271
Dividends	44,431,681
Dividends from underlying funds	74,775
Foreign taxes withheld	(555,203)
Total investment income		$95,214,524
Expenses
Management fee	$19,736,648
Distribution and/or service fees	1,940,308
Shareholder servicing costs	403,556
Administrative services fee	475,902
Independent Trustees’ compensation	70,814
Custodian fee	239,570
Shareholder communications	393,030
Auditing fees	60,363
Legal fees	77,679
Miscellaneous	164,168
Total expenses		$23,562,038
Reduction of expenses by investment adviser	(16,616)
Net expenses		$23,545,422
Net investment income		$71,669,102
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(3,331,954)
Foreign currency transactions	(17,566)
Net realized gain (loss) on investments and foreign currency transactions		$(3,349,520)
Change in unrealized appreciation (depreciation)
Investments	$362,236,869
Translation of assets and liabilities in foreign currencies	14,524
Net unrealized gain (loss) on investments and foreign currency translation		$362,251,393
Net realized and unrealized gain (loss) on investments and foreign currency		$358,901,873
Change in net assets from operations		$430,570,975

See Notes to Financial Statements

16

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$71,669,102	$93,299,439
Net realized gain (loss) on investments and foreign currency transactions	(3,349,520)	(386,760,545)
Net unrealized gain (loss) on investments and foreign currency translation	362,251,393	(542,457,780)
Change in net assets from operations	$430,570,975	$(835,918,886)
Distributions declared to shareholders
From net investment income	$(97,769,214)	$(106,070,489)
From net realized gain on investments	—	(215,689,957)
Total distributions declared to shareholders	$(97,769,214)	$(321,760,446)
Change in net assets from fund share transactions	$(198,909,992)	$(136,986,756)
Total change in net assets	$133,891,769	$(1,294,666,088)
Net assets
At beginning of period	2,705,799,339	4,000,465,427
At end of period (including undistributed net investment income of $75,281,719 and $97,759,609, respectively)	$2,839,691,108	$2,705,799,339
See Notes to Financial Statements

17

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.42	$21.68	$21.90	$20.69	$21.43
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.52	$0.56	$0.56	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	2.20	(4.97)	0.34	1.81	0.06
Total from investment operations	$2.64	$(4.45)	$0.90	$2.37	$0.54
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.61)	$(0.57)	$(0.50)	$(0.43)
From net realized gain on investments	—	(1.20)	(0.55)	(0.66)	(0.85)
Total distributions declared to shareholders	$(0.58)	$(1.81)	$(1.12)	$(1.16)	$(1.28)
Net asset value, end of period	$17.48	$15.42	$21.68	$21.90	$20.69
Total return (%) (k)(r)(s)	18.03	(22.13)	4.17	11.95	2.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	0.83	0.85	0.84
Expenses after expense reductions (f)	0.82	0.80	0.80	0.83	0.84
Net investment income	2.80	2.80	2.55	2.68	2.32
Portfolio turnover	43	55	60	51	46
Net assets at end of period (000 omitted)	$1,967,226	$1,901,307	$2,887,256	$2,859,830	$2,572,096

See Notes to Financial Statements

18

MFS Total Return Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.24	$21.44	$21.67	$20.50	$21.25
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.46	$0.50	$0.50	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	2.18	(4.91)	0.34	1.78	0.07
Total from investment operations	$2.57	$(4.45)	$0.84	$2.28	$0.49
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.55)	$(0.52)	$(0.45)	$(0.39)
From net realized gain on investments	—	(1.20)	(0.55)	(0.66)	(0.85)
Total distributions declared to shareholders	$(0.53)	$(1.75)	$(1.07)	$(1.11)	$(1.24)
Net asset value, end of period	$17.28	$15.24	$21.44	$21.67	$20.50
Total return (%) (k)(r)(s)	17.72	(22.32)	3.94	11.62	2.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.07	1.08	1.10	1.09
Expenses after expense reductions (f)	1.07	1.05	1.05	1.09	1.09
Net investment income	2.54	2.55	2.30	2.44	2.08
Portfolio turnover	43	55	60	51	46
Net assets at end of period (000 omitted)	$872,466	$804,493	$1,113,209	$1,070,518	$865,499

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

19

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same

20

MFS Total Return Series

Notes to Financial Statements – continued

or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,531,679,888	$—	$—	$1,531,679,888
United Kingdom	—	45,329,071	—	45,329,071
France	32,143,597	4,568,299	—	36,711,896
Switzerland	—	36,040,413	—	36,040,413
Netherlands	3,882,287	4,934,519	—	8,816,806
Germany	4,078,306	—	—	4,078,306
Finland	3,916,552	—	—	3,916,552
Canada	2,534,263	—	—	2,534,263
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	332,248,541	—	332,248,541
Non-U.S. Sovereign Debt	—	23,943,198	—	23,943,198
Municipal Bonds	—	9,427,662	—	9,427,662
Corporate Bonds	—	218,287,660	—	218,287,660
Residential Mortgage-Backed Securities	—	423,733,777	—	423,733,777
Commercial Mortgage-Backed Securities	—	53,047,801	—	53,047,801
Asset-Backed Securities (including CDOs)	—	1,035,164	—	1,035,164
Foreign Bonds	—	68,102,315	—	68,102,315
Mutual Funds	26,210,280	—	—	26,210,280
Total Investments	$1,604,445,173	$1,220,698,420	$—	$2,825,143,593

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it

21

MFS Total Return Series

Notes to Financial Statements – continued

can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character.

22

MFS Total Return Series

Notes to Financial Statements – continued

These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$97,769,214	$138,923,824
Long-term capital gain	—	182,836,622
Total distributions	$97,769,214	$321,760,446

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$2,790,377,560
Gross appreciation	149,692,280
Gross depreciation	(114,926,247)
Net unrealized appreciation (depreciation)	$34,766,033
Undistributed ordinary income	75,281,719
Capital loss carryforwards	(440,417,692)
Other temporary differences	350

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(379,511,832)
12/31/17	(60,905,860)
$(440,417,692)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$69,761,189	$78,067,283	$—	$154,626,727
Service Class	28,008,025	28,003,206	—	61,063,230
Total	$97,769,214	$106,070,489	$—	$215,689,957

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Next $2 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.50%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

23

MFS Total Return Series

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $401,929, which equated to 0.0153% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $1,627.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0181% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $31,330 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $16,616, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$407,898,186	$416,142,757
Investments (non-U.S. Government securities)	$719,194,893	$930,860,419

24

MFS Total Return Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,300,883	$51,511,873	3,091,948	$58,660,474
Service Class	10,587,928	163,207,065	8,635,741	154,448,179
	13,888,811	$214,718,938	11,727,689	$213,108,653
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,972,287	$69,761,189	12,176,558	$232,694,010
Service Class	2,014,966	28,008,025	4,707,528	89,066,436
	6,987,253	$97,769,214	16,884,086	$321,760,446
Shares reacquired
Initial Class	(19,052,079)	$(292,270,543)	(25,117,440)	$(448,667,859)
Service Class	(14,916,345)	(219,127,601)	(12,462,491)	(223,187,996)
	(33,968,424)	$(511,398,144)	(37,579,931)	$(671,855,855)
Net change
Initial Class	(10,778,909)	$(170,997,481)	(9,848,934)	$(157,313,375)
Service Class	(2,313,451)	(27,912,511)	880,778	20,326,619
	(13,092,360)	$(198,909,992)	(8,968,156)	$(136,986,756)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $42,477 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	660,829,157	(634,618,877)	26,210,280

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$74,775	$26,210,280

25

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

26

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

27

MFS Total Return Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

28

MFS Total Return Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Michael Roberge Brooks Taylor

29

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

30

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2008, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2008 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

31

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

32

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 42.57% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

33

MFS Total Return Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

34

MFS
INVESTMENT MANAGEMENT

MFS® Research Bond Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VFB-ANN

MFS® RESEARCH BOND SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Bond Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research Bond Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	32.3%
U.S. Treasury Securities	22.3%
Mortgage-Backed Securities	15.5%
High Yield Corporates	8.0%
Commercial Mortgage-Backed Securities	6.1%
U.S. Government Agencies	5.2%
Emerging Markets Bonds	4.6%
Municipal Bonds	2.1%
Non-U.S. Government Bonds	1.9%
Asset-Backed Securities	0.1%
Collateralized Debt Obligations	0.1%

Credit quality of bonds (a)(r)
AAA	53.3%
AA	4.6%
A	9.8%
BBB	23.3%
BB	7.5%
B	1.2%
CCC (o)	0.0%
CC	0.3%
D (o)	0.0%

Portfolio facts
Average Duration (d)(i)	4.4
Average Effective Maturity (i)(m)	6.5 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	A+

(a)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation. Also excluded from the calculation are convertible bonds, inverse floaters, currencies, futures, options, swaps, cash, and cash-equivalents. Average ratings are converted to the S&P scale and are subject to change.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

(r)	Percentages are based on the total market value of investments as of 12/31/09.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Research Bond Series (the “fund”) provided a total return of 16.16%, while Service Class shares of the fund provided a total return of 15.91%. These compare with a return of 5.93% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Relative to the Barclays Capital U.S. Aggregate Bond Index, the fund’s greater exposure to “BBB” rated (r) securities was a key contributor to performance as this sector of the market was the best-performing credit quality tier within the index. Performance appeared to have been driven by a continued recovery in risk appetite tied to an improving economy. The fund’s greater exposure to investment-grade corporate bonds in the banking and financial sectors were particularly beneficial to relative returns.

The fund’s higher exposure to commercial mortgage-backed securities also boosted relative performance. These securities significantly outperformed the benchmark over the reporting period due to improvements in the credit markets as well as increased clarity on the eligibility of these securities as collateral for certain Federal Reserve liquidity facilities.

A greater exposure to emerging markets debt was another area of relative strength. Emerging market debt securities outperformed the broader bond market amid signs that emerging market economies were poised to generate better economic growth relative to developed country debt.

Detractors from Performance

The fund’s greater exposure to U.S. Treasury securities at the beginning of the reporting period detracted from relative performance as treasury securities underperformed the benchmark throughout the period.

A lesser exposure to mortgage-backed securities, particularly to Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) securities, also held back relative results.

Respectfully,

Robert Persons	Michael Roberge	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Research Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Return through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	10/24/95	16.16%	4.53%	6.47%	N/A
Service Class	5/01/00	15.91%	4.26%	N/A	6.37%

Comparative benchmark

Barclays Capital U.S. Aggregate Bond Index (f)	5.93%	4.97%	6.33%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

4

MFS Research Bond Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.61%	$1,000.00	$1,082.52	$3.20
	Hypothetical (h)	0.61%	$1,000.00	$1,022.13	$3.11
Service Class	Actual	0.86%	$1,000.00	$1,081.32	$4.51
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Research Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 97.2%
Airlines – 0.5%
Continental Airlines, Inc., 7.25%, 2019	$460,000	$468,050
Delta Air Lines, Inc., 7.75%, 2019	1,179,000	1,202,580

		$1,670,630

Asset Backed & Securitized – 6.2%
ARCap REIT, Inc., CDO, 6.08%, 2045 (z)	$325,000	$26,812
Banc of America Commercial Mortgage, Inc., 5.62%, 2051	354,000	343,575
Bayview Commercial Asset Trust, FRN, 1.797%, 2036 (i)(z)	507,721	29,651
Bayview Commercial Asset Trust, FRN, 2.39%, 2036 (i)(z)	1,327,530	98,370
Bayview Commercial Asset Trust, FRN, 2.331%, 2036 (i)(z)	652,781	52,549
Bayview Commercial Asset Trust, FRN, 2.474%, 2037 (i)(z)	1,461,468	112,095
Bayview Commercial Asset Trust, FRN, 2.15%, 2035 (i)(z)	688,414	36,417
Bayview Commercial Asset Trust, FRN, 1.68%, 2036 (i)(z)	416,683	21,376
Bayview Commercial Asset Trust, FRN, 1.68%, 2036 (i)(z)	640,268	35,727
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	23,678	23,059
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	67,000	58,126
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.034%, 2040 (z)	202,271	86,006
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	140,000	119,000
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	2,610,000	2,264,909
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.224%, 2044	500,000	421,138
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.224%, 2044	120,000	120,738
Commercial Mortgage Acceptance Corp., FRN, 1.605%, 2030 (i)	223,578	13,087
Commercial Mortgage Pass-Through Certificates, 5.306%, 2046	2,109,146	1,800,091
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	124	123
Credit Suisse First Boston Mortgage Securities Corp., 4.485%, 2036	1,755,922	1,786,333
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	1,600,000	1,334,745
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	467,077	353,188
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	37,739	35,018
CWCapital LLC, 5.223%, 2048	600,000	523,233
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	100,000	101,496

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
E*TRADE RV & Marine Trust, 3.62%, 2018	$20,165	$20,303
Falcon Franchise Loan LLC, FRN, 3.675%, 2025 (i)(z)	257,477	17,998
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	40,634	42,550
GMAC LLC, 6.465%, 2034	2,415,871	2,502,814
GMAC LLC, FRN, 6.02%, 2033 (z)	60,000	54,991
GMAC LLC, FRN, 7.656%, 2034 (n)	110,000	94,096
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	1,417,650	1,195,867
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	725,000	689,125
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049	1,119,000	979,108
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.99%, 2051	2,123,552	2,081,288
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.818%, 2049	1,800,000	1,567,532
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.342%, 2042 (n)	130,000	41,104
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.818%, 2049	1,000,000	963,803
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.819%, 2030 (i)	218,018	6,672
Merrill Lynch Mortgage Trust, FRN, 5.655%, 2039	314,000	314,002
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	450,000	123,513
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050	540,000	452,662
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.172%, 2049	1,581,000	1,397,488
Morgan Stanley Capital I, Inc., 5.72%, 2032	4,939	5,040
Morgan Stanley Capital I, Inc., FRN, 0.905%, 2030 (i)(n)	334,579	12,436
Mortgage Capital Funding, Inc., FRN, 2.009%, 2031 (i)	15,144	6
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	67,185	66,551
Preferred Term Securities XIX Ltd., CDO, FRN, 0.603%, 2035 (z)	96,455	42,440
Prudential Securities Secured Financing Corp., FRN, 7.27%, 2013 (z)	125,000	110,596
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	174,000	55,979
Structured Asset Securities Corp., FRN, 0.471%, 2035	13,001	10,898

		$22,645,724

Broadcasting – 0.4%
Inmarsat Finance PLC, 7.375%, 2017 (n)	$855,000	$874,237
News America, Inc., 6.9%, 2039 (n)	386,000	421,077

7

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – continued
News America, Inc., 8.5%, 2025	$152,000	$179,045

		$1,474,359

Brokerage & Asset Managers – 0.5%
BlackRock, Inc., 5%, 2019	$930,000	$913,893
INVESCO PLC, 5.625%, 2012	191,000	197,834
TD AMERITRADE Holding Corp., 5.6%, 2019	859,000	853,300

		$1,965,027

Building – 0.2%
CEMEX Finance LLC, 9.5%, 2016 (z)	$103,000	$107,892
CRH PLC, 8.125%, 2018	670,000	781,448

		$889,340

Cable TV – 1.9%
Charter Communications, Inc., 10.875%, 2014 (n)	$510,000	$571,200
Cox Communications, Inc., 8.375%, 2039 (z)	1,050,000	1,307,438
DIRECTV Holdings LLC, 7.625%, 2016	1,157,000	1,264,022
DIRECTV Holdings LLC, 5.875%, 2019 (n)	700,000	711,967
TCI Communications, Inc., 9.8%, 2012	72,000	81,490
Time Warner Cable, Inc., 5%, 2020	2,500,000	2,424,327
Time Warner Entertainment Co. LP, 8.375%, 2033	290,000	346,678

		$6,707,122

Chemicals – 1.2%
Ashland, Inc., 9.125%, 2017 (n)	$620,000	$680,450
Dow Chemical Co., 8.55%, 2019	1,000,000	1,193,145
Dow Chemical Co., 9.4%, 2039	529,000	699,418
Nalco Co., 8.25%, 2017 (z)	1,700,000	1,806,250

		$4,379,263

Consumer Products – 0.3%
Fortune Brands, Inc., 5.125%, 2011	$341,000	$351,705
Newell Rubbermaid, Inc., 5.5%, 2013	811,000	838,658

		$1,190,363

Consumer Services – 0.5%
Corrections Corp. of America, 7.75%, 2017	$475,000	$489,250
Western Union Co., 5.4%, 2011	1,147,000	1,224,632

		$1,713,882

Containers – 0.4%
Greif, Inc., 7.75%, 2019	$725,000	$739,500
Owens-Illinois, Inc., 7.375%, 2016	620,000	640,150

		$1,379,650

Defense Electronics – 1.0%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$500,000	$537,834
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	354,000	375,965
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	168,000	170,549
L-3 Communications Corp., 5.875%, 2015	2,500,000	2,496,875

		$3,581,223

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – 0.1%
Tyco Electronics Group S.A., 6.55%, 2017	$420,000	$434,264
Tyco Electronics Group S.A., 7.125%, 2037	100,000	103,114

		$537,378

Emerging Market Quasi-Sovereign – 1.8%
Export-Import Bank of Korea, 5.875%, 2015	$782,000	$839,174
Gaz Capital S.A., 8.125%, 2014 (n)	903,000	957,180
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	669,000	806,145
Majapahit Holding B.V., 7.75%, 2020 (n)	1,552,000	1,625,720
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	825,000	922,969
Qtel International Finance Ltd., 7.875%, 2019 (n)	534,000	598,600
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	854,000	923,963

		$6,673,751

Emerging Market Sovereign – 0.9%
Emirate of Abu Dhabi, 6.75%, 2019 (n)	$103,000	$112,990
Republic of Croatia, 6.75%, 2019 (n)	1,027,000	1,106,157
Republic of Uruguay, 6.875%, 2025	277,000	290,850
Republic of Uruguay, 8%, 2022	560,000	641,200
State of Qatar, 4%, 2015 (n)	509,000	510,272
State of Qatar, 5.25%, 2020 (n)	579,000	583,342

		$3,244,811

Energy – Independent – 0.6%
Anadarko Petroleum Corp., 6.95%, 2019	$460,000	$521,647
Pioneer Natural Resources Co., 6.65%, 2017	715,000	705,181
Questar Market Resources, Inc., 6.8%, 2020	715,000	745,248
Talisman Energy, Inc., 7.75%, 2019	200,000	234,881

		$2,206,957

Energy – Integrated – 1.0%
ConocoPhillips, 6%, 2020	$740,000	$819,933
Hess Corp., 8.125%, 2019	920,000	1,109,480
Petro-Canada, 6.05%, 2018	1,494,000	1,606,010

		$3,535,423

Financial Institutions – 0.8%
GMAC LLC, 6.875%, 2011 (n)	$1,165,000	$1,147,525
HSBC Finance Corp., 6.75%, 2011	46,000	48,616
International Lease Finance Corp., 5.875%, 2013	308,000	244,819
International Lease Finance Corp., 6.375%, 2013	1,692,000	1,391,129

		$2,832,089

Food & Beverages – 1.5%
Anheuser-Busch Cos., Inc., 7.75%, 2019 (n)	$2,290,000	$2,681,121
Del Monte Foods Co., 7.5%, 2019 (z)	55,000	56,650
Dr. Pepper Snapple Group, Inc., 6.82%, 2018	1,303,000	1,461,729
Miller Brewing Co., 5.5%, 2013 (n)	1,310,000	1,394,808

		$5,594,308

8

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Forest & Paper Products – 0.5%
Fibria, 9.25%, 2019 (n)	$310,000	$347,975
Georgia-Pacific Corp., 7.125%, 2017 (n)	1,500,000	1,518,750

		$1,866,725

Gaming & Lodging – 0.4%
Pinnacle Entertainment, Inc., 8.625%, 2017 (n)	$765,000	$780,300
Wyndham Worldwide Corp., 6%, 2016	605,000	563,614

		$1,343,914

Insurance – 1.3%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$518,000	$382,642
Metropolitan Life Global Funding, 5.125%, 2014 (n)	290,000	306,906
Metropolitan Life Global Funding, 5.125%, 2013 (n)	420,000	444,944
Prudential Financial, Inc., 5.1%, 2014	1,488,000	1,551,441
Prudential Financial, Inc., 6%, 2017	175,000	180,548
Unum Group, 7.125%, 2016	290,000	300,467
UnumProvident Corp., 6.85%, 2015 (n)	1,543,000	1,570,370

		$4,737,318

Insurance – Health – 0.7%
Humana, Inc., 7.2%, 2018	$450,000	$460,232
Unitedhealth Group, Inc., 4.875%, 2013	2,000,000	2,092,528

		$2,552,760

Insurance – Property & Casualty – 0.5%
AXIS Capital Holdings Ltd., 5.75%, 2014	$1,405,000	$1,414,259
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	252,000	212,940

		$1,627,199

International Market Quasi-Sovereign – 1.9%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$1,150,000	$1,147,774
FIH Erhvervsbank A.S., 1.75%, 2012 (z)	766,000	751,520
ING Bank N.V., 3.9%, 2014 (n)	1,500,000	1,543,906
NIBC Bank N.V., 2.8%, 2014 (z)	1,500,000	1,459,623
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	1,080,000	1,095,462
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	842,000	858,385

		$6,856,670

Local Authorities – 0.1%
Metropolitan Transportation Authority, NY (Build America Bonds), 7.336%, 2039	$425,000	$473,556

Machinery & Tools – 0.2%
Case New Holland, Inc., 7.75%, 2013 (z)	$637,000	$651,333

Major Banks – 7.9%
Abbey National Treasury Services PLC, 3.875%, 2014 (n)	$840,000	$842,990
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	120,000	82,800

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Banco Santander Chile, 2.875%, 2012 (z)	$2,031,000	$2,045,944
Bank of America Corp., 8% to 2018, FRN to 2049	529,000	509,289
Bank of America Corp., 5.65%, 2018	3,570,000	3,625,735
Barclays Bank PLC, 5%, 2016	910,000	929,849
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	400,000	368,000
Commonwealth Bank of Australia, 5%, 2019 (n)	1,700,000	1,687,813
Credit Suisse (USA), Inc., 6%, 2018	1,160,000	1,213,752
Goldman Sachs Group, Inc., 7.5%, 2019	1,438,000	1,676,425
Goldman Sachs Group, Inc., 5.625%, 2017	336,000	343,177
JPMorgan Chase & Co., 6%, 2017	2,680,000	2,869,406
JPMorgan Chase Bank N.A., 5.875%, 2016	250,000	262,327
JPMorgan Chase Capital XXVII, 7%, 2039	1,070,000	1,079,109
Merrill Lynch & Co., Inc., 6.05%, 2016	1,569,000	1,583,118
Merrill Lynch & Co., Inc., 6.15%, 2013	1,170,000	1,252,084
Morgan Stanley, 5.75%, 2016	944,000	979,459
Morgan Stanley, 6.625%, 2018	2,260,000	2,443,440
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	246,000	223,896
PNC Funding Corp., 5.625%, 2017	2,415,000	2,393,081
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	545,000	506,850
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	1,000,000	991,123
Wachovia Corp., 6.605%, 2025	164,000	160,060
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	657,000	658,642

		$28,728,369

Medical & Health Technology & Services – 1.2%
CareFusion Corp., 6.375%, 2019 (n)	$480,000	$513,850
Fisher Scientific International, Inc., 6.125%, 2015	1,365,000	1,407,656
HCA, Inc., 7.875%, 2020 (z)	815,000	848,619
Hospira, Inc., 5.55%, 2012	670,000	714,130
Hospira, Inc., 6.05%, 2017	210,000	219,789
McKesson Corp., 5.7%, 2017	510,000	534,930

		$4,238,974

Metals & Mining – 1.6%
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	$1,300,000	$1,417,000
Gerdau Holdings, Inc., 7%, 2020 (n)	1,296,000	1,331,640
International Steel Group, Inc., 6.5%, 2014	496,000	529,378
Peabody Energy Corp., 5.875%, 2016	830,000	809,250
Rio Tinto Finance USA Ltd., 5.875%, 2013	880,000	949,553
Vale Overseas Ltd., 6.875%, 2039	678,000	682,559

		$5,719,380

Mortgage Backed – 15.4%
Fannie Mae, 4.55%, 2011	$114,561	$117,778
Fannie Mae, 4.79%, 2012	117,568	122,948
Fannie Mae, 4.86%, 2012	111,544	121,640
Fannie Mae, 5.12%, 2012	56,141	59,425

9

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage Backed – continued
Fannie Mae, 3.81%, 2013	$18,721	$19,259
Fannie Mae, 4.517%, 2013	318,840	333,365
Fannie Mae, 4.845%, 2013	49,288	52,068
Fannie Mae, 5.098%, 2013	1,850,243	1,969,877
Fannie Mae, 4.6%, 2014 - 2015	227,634	237,825
Fannie Mae, 4.61%, 2014	68,603	71,885
Fannie Mae, 4.77%, 2014	58,490	61,580
Fannie Mae, 4.88%, 2014 - 2020	214,440	225,766
Fannie Mae, 4.53%, 2015	102,829	106,403
Fannie Mae, 4.56%, 2015	53,665	55,698
Fannie Mae, 4.665%, 2015	36,743	38,307
Fannie Mae, 4.69%, 2015	159,637	166,717
Fannie Mae, 4.7%, 2015	266,791	278,294
Fannie Mae, 4.74%, 2015	47,980	50,134
Fannie Mae, 4.78%, 2015	102,789	107,495
Fannie Mae, 4.815%, 2015	53,000	55,528
Fannie Mae, 4.85%, 2015	170,414	179,062
Fannie Mae, 4.87%, 2015	33,240	34,889
Fannie Mae, 4.89%, 2015	93,996	98,753
Fannie Mae, 4.921%, 2015	112,593	118,659
Fannie Mae, 4.94%, 2015	120,000	125,658
Fannie Mae, 5.1%, 2015	275,000	295,037
Fannie Mae, 5.466%, 2015	809,384	871,740
Fannie Mae, 5.09%, 2016	118,574	125,501
Fannie Mae, 5.157%, 2016	3,452,414	3,689,994
Fannie Mae, 5.395%, 2016	132,532	141,855
Fannie Mae, 5.424%, 2016	1,185,823	1,276,210
Fannie Mae, 4.99%, 2017	154,696	163,465
Fannie Mae, 5.28%, 2017	140,000	148,814
Fannie Mae, 5.49%, 2017	674,911	724,971
Fannie Mae, 5.5%, 2017 - 2039	19,291,481	20,253,811
Fannie Mae, 5.54%, 2017	107,196	115,411
Fannie Mae, 5%, 2020 - 2027	1,104,915	1,146,000
Fannie Mae, 5.19%, 2020	200,618	206,443
Fannie Mae, 6%, 2022 - 2038	4,428,773	4,698,137
Fannie Mae, 5.35%, 2023	186,836	196,549
Fannie Mae, 6.5%, 2032 - 2033	45,603	49,279
Freddie Mac, 5%, 2018 - 2028	2,526,714	2,594,869
Freddie Mac, 5.5%, 2019 - 2037	4,527,904	4,738,722
Freddie Mac, 4%, 2024	26,641	26,774
Freddie Mac, 6%, 2034 - 2038	2,326,740	2,473,011
Ginnie Mae, 6%, 2036 - 2039	2,711,344	2,869,259
Ginnie Mae, 5.5%, 2038 - 2039	3,969,100	4,164,264

		$55,779,129

Municipals – 2.1%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$2,690,000	$3,049,949
Massachusetts Bay Transportation Authority Sales Tax Rev., 5% 2031	1,115,000	1,238,743
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	460,000	525,637
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	2,225,000	2,716,903

		$7,531,232

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Distribution – 0.3%
EQT Corp., 8.125%, 2019	$800,000	$924,298

Natural Gas – Pipeline – 1.4%
CenterPoint Energy, Inc., 7.875%, 2013	$748,000	$842,528
Enterprise Products Operating LP, 5.65%, 2013	227,000	241,868
Enterprise Products Partners LP, 6.3%, 2017	900,000	968,871
Enterprise Products Partners LP, 4.95%, 2010	800,000	810,898
Kinder Morgan Energy Partners LP, 5.8%, 2035	930,000	861,638
Kinder Morgan Energy Partners LP, 7.4%, 2031	103,000	112,566
Kinder Morgan Energy Partners LP, 6%, 2017	643,000	675,095
Spectra Energy Capital LLC, 8%, 2019	613,000	717,407

		$5,230,871

Network & Telecom – 2.0%
CenturyTel, Inc., 7.6%, 2039	$1,339,000	$1,372,257
Telecom Italia Capital, 7.175%, 2019	1,329,000	1,481,653
Telemar Norte Leste S.A., 9.5%, 2019 (n)	571,000	682,345
Verizon New York, Inc., 6.875%, 2012	1,317,000	1,432,916
Windstream Corp., 8.625%, 2016	2,205,000	2,243,587

		$7,212,758

Oil Services – 0.5%
Smith International, Inc., 9.75%, 2019	$1,500,000	$1,900,090

Other Banks & Diversified Financials – 2.6%
American Express Co., 8.125%, 2019	$1,260,000	$1,493,177
Capital One Financial Corp., 8.8%, 2019	1,660,000	1,961,567
Capital One Financial Corp., 6.15%, 2016	610,000	612,754
Citigroup, Inc., 6.125%, 2018	1,810,000	1,819,788
Citigroup, Inc., 8.5%, 2019	1,200,000	1,385,704
Citigroup, Inc., 8.125%, 2039	450,000	507,891
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	472,000	520,012
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	486,000	424,170
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	549,000	429,592
Woori America Bank, 7%, 2015 (n)	304,000	333,164

		$9,487,819

Pollution Control – 0.7%
Allied Waste North America, Inc., 6.875%, 2017	$1,250,000	$1,326,562
Republic Services, Inc., 5.25%, 2021 (n)	1,410,000	1,386,350

		$2,712,912

Precious Metals & Minerals – 0.2%
Teck Resources Ltd., 6.125%, 2035	$729,000	$652,455
Teck Resources Ltd., 10.25%, 2016	65,000	75,725

		$728,180

Printing & Publishing – 0.1%
Pearson PLC, 5.5%, 2013 (n)	$200,000	$209,945

10

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Railroad & Shipping – 0.0%
CSX Corp., 6.3%, 2012	$155,000	$167,700

Real Estate – 1.9%
HRPT Properties Trust, REIT, 6.25%, 2016	$1,689,000	$1,598,409
Kimco Realty Corp., REIT, 5.783%, 2016	294,000	290,264
Liberty Property LP, REIT, 5.5%, 2016	1,730,000	1,597,055
Simon Property Group, Inc., REIT, 6.1%, 2016	1,769,000	1,805,337
Simon Property Group, Inc., REIT, 6.35%, 2012	88,000	93,934
WEA Finance LLC, REIT, 6.75%, 2019 (n)	1,510,000	1,621,352

		$7,006,351

Restaurants – 0.1%
YUM! Brands, Inc., 8.875%, 2011	$205,000	$221,825

Retailers – 0.3%
J.C. Penney Corp., Inc., 8%, 2010	$34,000	$34,382
Wesfarmers Ltd., 6.998%, 2013 (n)	1,000,000	1,089,353

		$1,123,735

Specialty Stores – 0.2%
Best Buy Co., Inc., 6.75%, 2013	$660,000	$725,072

Supermarkets – 0.2%
Delhaize America, Inc., 9%, 2031	$520,000	$665,757

Supranational – 0.2%
Corporacion Andina de Fomento, 6.875%, 2012	$61,000	$65,374
Eurasian Development Bank, 7.375%, 2014 (n)	776,000	806,070

		$871,444

Telecommunications – Wireless – 0.4%
American Tower Corp., 4.625%, 2015 (n)	$510,000	$515,842
Rogers Cable, Inc., 5.5%, 2014	734,000	786,501

		$1,302,343

Tobacco – 2.0%
Altria Group, Inc., 9.7%, 2018	$1,020,000	$1,260,890
Altria Group, Inc., 9.25%, 2019	800,000	974,902
Altria Group, Inc., 9.95%, 2038	650,000	847,281
Lorillard Tobacco Co., 8.125%, 2019	1,605,000	1,764,515
Reynolds American, Inc., 6.75%, 2017	1,400,000	1,449,848
Reynolds American, Inc., 7.25%, 2012	800,000	879,450

		$7,176,886

Transportation – Services – 0.9%
Erac USA Finance Co., 7%, 2037 (n)	$2,913,000	$2,851,268
Erac USA Finance Co., 6.375%, 2017 (n)	370,000	373,725

		$3,224,993

U.S. Government Agencies and Equivalents – 5.2%
Bank of America Corp., FRN, 0.631%, 2012 (m)	$2,353,000	$2,366,459
Citigroup, Inc., FRN, 0.61%, 2012 (m)	3,700,000	3,733,996

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
General Electric Capital Corp., FRN, 0.225%, 2012 (m)	$2,812,000	$2,810,574
Goldman Sachs Group, Inc., FRN, 0.453%, 2012 (m)	1,009,000	1,013,060
JPMorgan Chase & Co., FRN, 0.5%, 2012 (m)	3,700,000	3,734,284
PNC Funding Corp., FRN, 0.489%, 2012 (m)	2,960,000	2,975,200
Small Business Administration, 4.99%, 2024	107,294	111,919
Small Business Administration, 4.43%, 2029	1,251,329	1,275,664
Small Business Administration, 4.93%, 2024	102,351	107,032
Small Business Administration, 4.86%, 2025	230,926	241,191
Small Business Administration, 4.625%, 2025	232,413	240,742
Small Business Administration, 5.11%, 2025	183,594	191,863
Small Business Administration, 4.34%, 2024	138,921	142,550

		$18,944,534

U.S. Treasury Obligations – 22.2%
U.S. Treasury Bonds, 6%, 2026	$373,000	$436,352
U.S. Treasury Bonds, 2.375%, 2010	48,177,000	48,814,960
U.S. Treasury Bonds, 4.5%, 2036	110,000	108,350
U.S. Treasury Bonds, 5.25%, 2029	2,737,000	2,965,370
U.S. Treasury Bonds, 6.75%, 2026	19,000	23,973
U.S. Treasury Bonds, 6.25%, 2023	177,000	211,404
U.S. Treasury Bonds, 5%, 2037	6,366,000	6,760,889
U.S. Treasury Notes, 4.5%, 2011	8,594,000	9,150,599
U.S. Treasury Notes, 3.125%, 2013	201,000	208,899
U.S. Treasury Notes, 5.125%, 2011	3,207,000	3,407,813
U.S. Treasury Notes, 6.5%, 2010	2,614,000	2,632,993
U.S. Treasury Notes, 4%, 2010	2,453,000	2,479,446
U.S. Treasury Notes, 5.125%, 2016	167,000	186,257
U.S. Treasury Notes, TIPS, 1.625%, 2015	781,177	812,424
U.S. Treasury Notes, TIPS, 2%, 2016	1,339,691	1,414,736
U.S. Treasury Notes, TIPS, 2%, 2014	734,729	776,975

		$80,391,440

Utilities – Electric Power – 2.2%
AES Corp., 8%, 2017	$610,000	$626,012
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	2,011,000	2,200,179
Bruce Mansfield Unit, 6.85%, 2034	585,141	550,627
CenterPoint Energy, Inc., 5.95%, 2017	540,000	535,589
Duke Energy Corp., 5.65%, 2013	1,090,000	1,169,254
EDP Finance B.V., 6%, 2018 (n)	1,100,000	1,175,065
NiSource Finance Corp., 7.875%, 2010	1,030,000	1,079,811
NorthWestern Corp., 5.875%, 2014	5,000	5,186
NRG Energy, Inc., 7.375%, 2016	475,000	475,594
Waterford 3 Funding Corp., 8.09%, 2017	81,886	81,353

		$7,898,670

Total Bonds (Identified Cost, $341,555,750)		$352,455,482

11

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.4%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	5,260,136	$5,260,136

Total Investments (Identified Cost, $346,815,886)		$357,715,618

OTHER ASSETS, LESS LIABILITIES – 1.4%		4,911,773

Net Assets – 100.0%		$362,627,391

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(m)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $48,163,080 representing 13.3% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, 6.08%, 2045	12/07/06	$332,516	$26,812
Banco Santander Chile, 2.875%, 2012	12/17/09	2,043,206	2,045,944
Bayview Commercial Asset Trust, FRN, 2.15%, 2035	10/06/05	53,113	36,417
Bayview Commercial Asset Trust, FRN, 1.68%, 2036	3/29/06	42,077	21,376
Bayview Commercial Asset Trust, FRN, 1.68%, 2036	2/28/06	55,278	35,727
Bayview Commercial Asset Trust, FRN, 1.797%, 2036	5/16/06	38,639	29,651
Bayview Commercial Asset Trust, FRN, 2.39%, 2036	9/11/06	178,379	98,370
Bayview Commercial Asset Trust, FRN, 2.331%, 2036	10/25/06	87,983	52,549
Bayview Commercial Asset Trust, FRN, 2.474%, 2037	1/26/07	171,028	112,095
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.034%, 2040	3/01/06	202,271	86,006
CEMEX Finance LLC, 9.5%, 2016	12/09/09	103,000	107,892
Capital Trust Realty Ltd., CDO, 5.16%, 2035	4/07/06	134,777	119,000
Case New Holland, Inc., 7.75%, 2013	8/11/09-8/12/09	622,074	651,333
Cox Communications, Inc., 8.375%, 2039	6/09/09	1,140,279	1,307,438
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	98,473	101,496
Del Monte Foods Co., 7.5%, 2019	9/17/09	54,050	56,650
FIH Erhvervsbank A.S., 1.75%, 2012	12/02/09	763,978	751,520
Falcon Franchise Loan LLC, FRN, 3.675%, 2025	1/29/03	27,682	17,998
GMAC LLC, FRN, 6.02%, 2033	3/20/02	58,564	54,991
HCA, Inc., 7.875%, 2020	7/29/09-7/30/09	802,882	848,619
NIBC Bank N.V., 2.8%, 2014	11/24/09	1,496,730	1,459,623
Nalco Co., 8.25%, 2017	12/18/09	1,814,750	1,806,250
Preferred Term Securities XIX Ltd., CDO, FRN, 0.603%, 2035	9/08/05	96,455	42,440
Prudential Securities Secured Financing Corp., FRN, 7.27%, 2013	12/06/04	138,774	110,596
Total Restricted Securities			$9,980,793
% of Net Assets			2.8%

12

MFS Research Bond Series

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

13

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $341,555,750)	$352,455,482
Underlying funds, at cost and value	5,260,136
Total investments, at value (identified cost, $346,815,886)	$357,715,618
Cash	$771
Receivables for
Fund shares sold	1,259,902
Interest	3,734,926
Other assets	5,660
Total assets		$362,716,877
Liabilities
Payables for
Fund shares reacquired	$14,115
Payable to affiliates
Investment adviser	9,902
Shareholder servicing costs	132
Distribution and/or service fees	599
Administrative services fee	352
Payable for independent Trustees’ compensation	32
Accrued expenses and other liabilities	64,354
Total liabilities		$89,486
Net assets		$362,627,391
Net assets consist of
Paid-in capital	$339,435,638
Unrealized appreciation (depreciation) on investments	10,899,732
Accumulated net realized gain (loss) on investments	(972,661)
Undistributed net investment income	13,264,682
Net assets		$362,627,391
Shares of beneficial interest outstanding		29,756,398

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$317,851,141	26,056,394	$12.20
Service Class	44,776,250	3,700,004	12.10

See Notes to Financial Statements

14

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Interest	$13,723,327
Dividends from underlying funds	17,733
Foreign taxes withheld	(1,660)
Total investment income		$13,739,400
Expenses
Management fee	$1,373,317
Distribution and/or service fees	56,308
Shareholder servicing costs	40,155
Administrative services fee	56,455
Independent Trustees’ compensation	7,959
Custodian fee	71,279
Shareholder communications	64,330
Auditing fees	61,105
Legal fees	9,493
Miscellaneous	22,565
Total expenses		$1,762,966
Fees paid indirectly	(16)
Reduction of expenses by investment adviser	(1,600)
Net expenses		$1,761,350
Net investment income		$11,978,050
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$5,885,711
Futures contracts	372,747
Swap transactions	69,540
Net realized gain (loss) on investments		$6,327,998
Change in unrealized appreciation (depreciation)
Investments	$22,729,270
Futures contracts	306,272
Swap transactions	(420,905)
Net unrealized gain (loss) on investments		$22,614,637
Net realized and unrealized gain (loss) on investments		$28,942,635
Change in net assets from operations		$40,920,685

See Notes to Financial Statements

15

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$11,978,050	$9,132,990
Net realized gain (loss) on investments	6,327,998	(3,037,224)
Net unrealized gain (loss) on investments	22,614,637	(11,443,907)
Change in net assets from operations	$40,920,685	$(5,348,141)
Distributions declared to shareholders
From net investment income	$(10,538,492)	$(5,779,763)
Change in net assets from fund share transactions	$132,743,276	$53,007,720
Total change in net assets	$163,125,469	$41,879,816
Net assets
At beginning of period	199,501,922	157,622,106
At end of period (including undistributed net investment income of $13,264,682 and $10,112,513, respectively)	$362,627,391	$199,501,922

See Notes to Financial Statements

16

MFS Research Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.00	$11.60	$11.51	$11.61	$12.16
Income (loss) from investment operations
Net investment income (d)	$0.51	$0.52	$0.55	$0.53	$0.51
Net realized and unrealized gain (loss) on investments and foreign currency	1.20	(0.78)	(0.08)	(0.08)	(0.34)
Total from investment operations	$1.71	$(0.26)	$0.47	$0.45	$0.17
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.34)	$(0.38)	$(0.49)	$(0.62)
From net realized gain on investments	—	—	—	(0.06)	(0.10)
Total distributions declared to shareholders	$(0.51)	$(0.34)	$(0.38)	$(0.55)	$(0.72)
Net asset value, end of period	$12.20	$11.00	$11.60	$11.51	$11.61
Total return (%) (k)(r)(s)	16.16	(2.37)	4.21	4.05	1.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.74	0.77	0.94	1.12
Expenses after expense reductions (f)	0.62	0.64	0.67	0.70	0.73
Net investment income	4.38	4.63	4.80	4.69	4.40
Portfolio turnover	113	115	74	51	88
Net assets at end of period (000 omitted)	$317,851	$184,984	$139,275	$66,875	$36,738

See Notes to Financial Statements

17

MFS Research Bond Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.91	$11.51	$11.43	$11.54	$12.11
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.49	$0.52	$0.50	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	1.20	(0.78)	(0.08)	(0.08)	(0.35)
Total from investment operations	$1.67	$(0.29)	$0.44	$0.42	$0.13
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.31)	$(0.36)	$(0.47)	$(0.60)
From net realized gain on investments	—	—	—	(0.06)	(0.10)
Total distributions declared to shareholders	$(0.48)	$(0.31)	$(0.36)	$(0.53)	$(0.70)
Net asset value, end of period	$12.10	$10.91	$11.51	$11.43	$11.54
Total return (%) (k)(r)(s)	15.91	(2.64)	3.92	3.79	1.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.99	1.03	1.20	1.37
Expenses after expense reductions (f)	0.87	0.89	0.93	0.95	0.98
Net investment income	4.07	4.37	4.55	4.44	4.16
Portfolio turnover	113	115	74	51	88
Net assets at end of period (000 omitted)	$44,776	$14,518	$18,347	$16,822	$12,860

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

18

MFS Research Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may

19

MFS Research Bond Series

Notes to Financial Statements – continued

differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$99,335,974	$—	$99,335,974
Non-U.S. Sovereign Debt	—	17,646,676	—	17,646,676
Municipal Bonds	—	7,531,232	—	7,531,232
Corporate Bonds	—	124,939,569	—	124,939,569
Residential Mortgage-Backed Securities	—	56,028,883	—	56,028,883
Commercial Mortgage-Backed Securities	—	22,101,407	—	22,101,407
Asset-Backed Securities (including CDOs)	—	294,561	—	294,561
Foreign Bonds	—	24,577,180	—	24,577,180
Mutual Funds	5,260,136	—	—	5,260,136
Total investments	$5,260,136	$352,455,482	$—	$357,715,618

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

20

MFS Research Bond Series

Notes to Financial Statements – continued

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At December 31, 2009, the fund did not have any derivatives outstanding.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Futures Contracts	Swap Transactions	Total
Interest Rate Contracts	$372,747	$—	$372,747
Credit Contracts	—	69,540	69,540
Total	$372,747	$69,540	$442,287

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Futures Contracts	Swap Transactions	Total
Interest Rate Contracts	$306,272	$—	$306,272
Credit Contracts	—	(420,905)	(420,905)
Total	$306,272	$(420,905)	$(114,633)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

21

MFS Research Bond Series

Notes to Financial Statements – continued

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are

22

MFS Research Bond Series

Notes to Financial Statements – continued

recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$10,538,492	$5,779,763

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$348,148,091
Gross appreciation	13,222,196
Gross depreciation	(3,654,669)
Net unrealized appreciation (depreciation)	$9,567,527
Undistributed ordinary income	14,639,963
Post-October capital loss deferral	(875,594)
Other temporary differences	(140,143)

23

MFS Research Bond Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$9,789,031	$5,325,182
Service Class	749,461	454,581
Total	$10,538,492	$5,779,763

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.20% of the fund’s average daily net assets. This written agreement terminates on April 30, 2010. For the year ended December 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Effective May 1, 2010, investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.70% of average daily net assets for the Initial Class shares and 0.95% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2011.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $39,783, which equated to 0.0145% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $372.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0205% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the

24

MFS Research Bond Series

Notes to Financial Statements – continued

provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,165 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,600, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$163,814,032	$155,515,620
Investments (non-U.S. Government securities)	$219,863,689	$128,471,492

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	10,898,490	$124,223,834	9,285,149	$106,137,034
Service Class	2,666,457	31,302,047	429,363	4,759,968
	13,564,947	$155,525,881	9,714,512	$110,897,002
Shares issued to shareholders in reinvestment of distributions
Initial Class	908,073	$9,789,031	470,422	$5,325,182
Service Class	69,978	749,461	40,407	454,581
	978,051	$10,538,492	510,829	$5,779,763
Shares reacquired
Initial Class	(2,569,223)	$(29,173,094)	(4,944,962)	$(55,513,156)
Service Class	(366,587)	(4,148,003)	(733,498)	(8,155,889)
	(2,935,810)	$(33,321,097)	(5,678,460)	$(63,669,045)
Net change
Initial Class	9,237,340	$104,839,771	4,810,609	$55,949,060
Service Class	2,369,848	27,903,505	(263,728)	(2,941,340)
	11,607,188	$132,743,276	4,546,881	$53,007,720

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $4,346 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

25

MFS Research Bond Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	236,301,515	(231,041,379)	5,260,136

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$17,733	$5,260,136

26

MFS Research Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

27

MFS Research Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

28

MFS Research Bond Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

29

MFS Research Bond Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Michael Roberge Jeffrey Wakelin

30

MFS Research Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the total return investment performance for the Fund as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

31

MFS Research Bond Series

Board Review of Investment Advisory Agreement – continued

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2008, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2008 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

32

MFS Research Bond Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

33

MFS Research Bond Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

34

MFS Research Bond Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

MFS® High Income Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VHI-ANN

MFS® HIGH INCOME SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Income Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS High Income Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy – Independent	7.3%
Medical & Health Technology & Services	7.2%
Gaming & Lodging	6.7%
Utilities – Electric Power	5.9%
Broadcasting	5.1%

Credit quality of bonds (a)(r)
AAA	1.1%
AA	0.4%
BBB	2.6%
BB	26.9%
B	43.1%
CCC	18.6%
CC	2.8%
C	0.5%
D	0.9%
Not Rated	3.1%

Portfolio facts
Average Duration (d)(i)	4.0
Average Effective Maturity (i)(m)	5.9 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B

(a)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation. Also excluded from the calculation are convertible bonds, inverse floaters, currencies, futures, options, swaps, cash, and cash-equivalents. Average ratings are converted to the S&P scale and are subject to change.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(r)	Percentages are based on the total market value of investments as of 12/31/09.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS High Income Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS High Income Series (the “fund”) provided a total return of 45.08%, while Service Class shares of the fund provided a return of 44.75%. These compare with a return of 58.21% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s lower exposure to “BB” and “CCC” rated (r) securities detracted from performance. Bonds in these quality segments performed exceptionally well over the reporting period as investors appeared to be recovering their appetite for risk in an improving economy.

The fund’s return from yield, which was less than that of the index, was another negative factor for relative performance.

Security selection also held back relative returns. Among individual securities, holdings of power generation companies NRG Energy, Edison Mission, and Texas Competitive Electric Holdings were among the fund’s top relative detractors for the reporting period. Debt holdings of hospital operators Hospital Corporation of America and Community Health Systems, airline carrier Continental Airlines, and end-of-life products and services provider Service Corp. also hurt.

Contributors to Performance

The fund’s greater exposure to “B” rated securities contributed to performance as credit spreads narrowed and lower-quality securities outperformed higher-quality issues over the reporting period.

Yield curve (y) positioning, particularly a lesser exposure to the long end of the curve, was another positive factor for performance.

Top individual contributors during the reporting period included the fund’s holdings of Spanish-language network television operator Univision, oil and natural gas company Chaparral Energy, flash memory products maker Spansion, auto maker Ford Motor Company, used car auction company KAR Holdings, automatic transmission manufacturer Allison Transmission, and finance company Nuveen Investments.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

3

MFS High Income Series

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS High Income Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Return through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	7/26/95	45.08%	3.61%	4.15%	N/A
Service Class	5/01/00	44.75%	3.38%	N/A	4.05%

Comparative benchmark

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	58.21%	6.46%	6.72%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS High Income Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS High Income Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.81%	$1,000.00	$1,204.38	$4.50
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,201.75	$5.88
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS High Income Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 90.6%
Aerospace – 1.3%
Bombardier, Inc., 6.3%, 2014 (n)	$2,292,000	$2,269,079
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	1,465,000	1,032,825
Spirit AeroSystems Holdings, Inc., 7.5%, 2017 (n)	485,000	477,725
Triumph Group, Inc., 8%, 2017 (z)	290,000	292,538
Vought Aircraft Industries, Inc., 8%, 2011	620,000	611,475

		$4,683,642

Airlines – 1.7%
American Airlines Pass-Through Trust, 6.817%, 2011	$1,420,000	$1,363,200
AMR Corp., 7.858%, 2011	1,645,000	1,645,000
Continental Airlines, Inc., 7.339%, 2014	1,898,000	1,755,650
Continental Airlines, Inc., 6.9%, 2017	204,567	191,270
Continental Airlines, Inc., 6.748%, 2017	114,265	101,696
Delta Air Lines, Inc., 7.111%, 2011	530,000	534,638
Delta Air Lines, Inc., 7.711%, 2011	495,000	487,575

		$6,079,029

Apparel Manufacturers – 0.3%
Hanes Brand, Inc., 8%, 2016	$310,000	$315,813
Levi Strauss & Co., 9.75%, 2015	705,000	740,250

		$1,056,063

Asset Backed & Securitized – 2.2%
Airlie LCDO Ltd., CDO, FRN, 2.151%, 2011 (a)(z)	$713,874	$349,798
Anthracite Ltd., CDO, 6%, 2037 (z)	290,000	20,300
Arbor Realty Mortgage Securities, CDO, FRN, 2.583%, 2038 (z)	613,671	24,547
ARCap REIT, Inc., CDO, “H”, 6.08%, 2045 (z)	906,493	33,993
Babson Ltd., CLO, “D”, FRN, 1.784%, 2018 (n)	655,000	371,713
Banc of America Commercial Mortgage, Inc., 5.772%, 2051	2,112,356	1,499,566
Banc of America Commercial Mortgage, Inc., FRN, 5.811%, 2051	484,576	349,754
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2049	985,952	186,682
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	447,517	338,397
Crest Ltd., CDO, 7%, 2040	846,250	42,313
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (a)(z)	997,817	19,956
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.582%, 2050 (z)	500,000	10,000
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	750,000	525,501
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	750,000	233,678

Issuer	Shares/Par		Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050		$750,000	$205,855
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.204%, 2049		1,592,719	1,148,250
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050		408,000	295,544
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050		1,050,000	880,175
Wachovia Bank Commercial Mortgage Trust, FRN, 5.752%, 2047		579,683	93,480
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2051		1,589,805	1,115,094
Wachovia Credit, CDO, FRN, 1.6%, 2026 (z)		372,000	14,880

			$7,759,476

Automotive – 3.2%
Accuride Corp., 8.5%, 2015 (d)		$460,000	$391,000
Allison Transmission, Inc., 11%, 2015 (n)		2,070,000	2,173,500
Allison Transmission, Inc., 11.25%, 2015 (n)(p)		609,500	636,928
FCE Bank PLC, 7.125%, 2012	EUR	1,900,000	2,669,270
Ford Motor Credit Co. LLC, 9.75%, 2010		$354,000	365,275
Ford Motor Credit Co. LLC, 12%, 2015		2,988,000	3,464,968
Goodyear Tire & Rubber Co., 9%, 2015		1,415,000	1,471,600
Goodyear Tire & Rubber Co., 10.5%, 2016		210,000	232,050

			$11,404,591

Basic Industry – 0.1%
TriMas Corp., 9.75%, 2017 (z)		$210,000	$206,063

Broadcasting – 4.5%
Allbritton Communications Co., 7.75%, 2012		$1,595,000	$1,569,081
Bonten Media Acquisition Co., 9%, 2015 (p)(z)		1,517,829	551,004
CanWest MediaWorks LP, 9.25%, 2015 (d)(n)		1,070,000	159,163
Inmarsat Finance PLC, 7.375%, 2017 (n)		195,000	199,388
Intelsat Jackson Holdings Ltd., 9.5%, 2016		3,425,000	3,664,750
Lamar Media Corp., 6.625%, 2015		1,625,000	1,576,250
Lamar Media Corp., “C”, 6.625%, 2015		345,000	331,200
LBI Media, Inc., 8.5%, 2017 (z)		645,000	535,350
LIN TV Corp., 6.5%, 2013		1,200,000	1,158,000
Local TV Finance LLC, 10%, 2015 (p)(z)		1,791,562	759,921
Newport Television LLC, 13%, 2017 (n)(p)		1,505,093	600,313
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)		1,340,917	1,004,216
Nexstar Broadcasting Group, Inc., 7%, 2014		444,000	333,555

8

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Broadcasting – continued
Salem Communications Corp., 9.625%, 2016 (n)		$370,000	$387,575
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		585,000	608,400
Univision Communications, Inc., 12%, 2014 (n)		705,000	776,381
Univision Communications, Inc., 9.75%, 2015 (n)(p)		1,906,062	1,608,478
Young Broadcasting, Inc., 8.75%, 2014 (d)		545,000	1,908

			$15,824,933

Brokerage & Asset Managers – 0.7%
Janus Capital Group, Inc., 6.95%, 2017		$1,655,000	$1,559,927
Nuveen Investments, Inc., 10.5%, 2015		920,000	834,900

			$2,394,827

Building – 2.3%
Associated Materials, Inc., 11.25%, 2014		$780,000	$752,700
Building Materials Corp. of America, 7.75%, 2014		1,230,000	1,217,700
Cemex Finance Europe BV, 9.625%, 2017 (z)	EUR	660,000	980,204
Norcraft Cos., LP, 10.5%, 2015 (z)		$420,000	430,500
Nortek, Inc., 11%, 2013		1,752,755	1,831,629
Owens Corning, 9%, 2019		1,780,000	1,985,019
Ply Gem Industries, Inc., 11.75%, 2013		805,000	805,000
USG Corp., 9.75%, 2014 (n)		220,000	234,850

			$8,237,602

Business Services – 2.6%
First Data Corp., 9.875%, 2015		$2,615,000	$2,438,488
First Data Corp., 11.25%, 2016		1,585,000	1,355,175
Iron Mountain, Inc., 6.625%, 2016		1,765,000	1,729,700
Iron Mountain, Inc., 8.375%, 2021		285,000	294,263
SunGard Data Systems, Inc., 9.125%, 2013		1,435,000	1,470,875
SunGard Data Systems, Inc., 10.25%, 2015		1,590,000	1,693,350
Terremark Worldwide, Inc., 12%, 2017 (n)		225,000	248,625

			$9,230,476

Cable TV – 4.0%
CCO Holdings LLC, 8.75%, 2013		$3,145,000	$3,227,556
Charter Communications, Inc., 8.375%, 2014 (n)		780,000	801,450
Charter Communications, Inc., 10.875%, 2014 (n)		1,555,000	1,741,600
CSC Holdings, Inc., 6.75%, 2012		166,000	171,395
CSC Holdings, Inc., 8.5%, 2014 (n)		1,575,000	1,677,375
DIRECTV Holdings LLC, 7.625%, 2016		725,000	792,063
Mediacom LLC, 9.125%, 2019 (n)		590,000	601,800
Videotron LTEE, 6.875%, 2014		1,575,000	1,582,875

Issuer	Shares/Par	Value ($)

BONDS – continued
Cable TV – continued
Virgin Media Finance PLC, 9.125%, 2016	$2,025,000	$2,133,844
Virgin Media Finance PLC, 9.5%, 2016	1,110,000	1,191,863

		$13,921,821

Chemicals – 2.6%
Ashland, Inc., 9.125%, 2017 (n)	$2,035,000	$2,233,413
Hexion Specialty Chemicals, Inc., 9.75%, 2014	435,000	426,300
Huntsman International LLC, 5.5%, 2016 (n)	780,000	692,250
Innophos Holdings, Inc., 8.875%, 2014	1,005,000	1,020,075
Lumena Resources Corp., 12%, 2014 (n)	1,725,000	1,504,536
Momentive Performance Materials, Inc., 12.5%, 2014 (n)	1,240,000	1,364,000
Momentive Performance Materials, Inc., 11.5%, 2016	730,000	646,050
Nalco Co., 8.875%, 2013	810,000	834,300
NOVA Chemicals Corp., 8.375%, 2016 (n)	490,000	497,350

		$9,218,274

Computer Software – Systems – 0.2%
DuPont Fabros Technology, Inc., 8.5%, 2017 (z)	$620,000	$630,075

Construction – 0.2%
Lennar Corp., 12.25%, 2017	$490,000	$590,450

Consumer Products – 0.8%
ACCO Brands Corp., 10.625%, 2015 (n)	$150,000	$165,000
ACCO Brands Corp., 7.625%, 2015	525,000	488,250
Jarden Corp., 7.5%, 2017	1,295,000	1,291,763
Visant Holding Corp., 8.75%, 2013	825,000	847,688

		$2,792,701

Consumer Services – 2.3%
Corrections Corp. of America, 6.25%, 2013	$790,000	$793,950
Corrections Corp. of America, 7.75%, 2017	650,000	669,500
KAR Holdings, Inc., 10%, 2015	1,490,000	1,594,300
KAR Holdings, Inc., FRN, 4.28%, 2014	555,000	517,538
Service Corp. International, 7.375%, 2014	1,480,000	1,487,400
Service Corp. International, 7%, 2017	1,640,000	1,590,800
Ticketmaster Entertainment, Inc., 10.75%, 2016	1,310,000	1,411,525

		$8,065,013

Containers – 1.6%
Crown Americas LLC, 7.625%, 2013	$648,000	$669,060
Graham Packaging Holdings Co., 9.875%, 2014	1,975,000	2,014,500
Greif, Inc., 6.75%, 2017	1,070,000	1,048,600
Owens-Brockway Glass Container, Inc., 8.25%, 2013	1,205,000	1,238,138
Owens-Illinois, Inc., 7.375%, 2016	100,000	103,250
Reynolds Group, 7.75%, 2016 (n)	475,000	485,688

		$5,559,236

Defense Electronics – 0.4%
L-3 Communications Corp., 6.125%, 2014	$1,225,000	$1,232,656

9

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – 1.1%
Avago Technologies Ltd., 11.875%, 2015	$795,000	$875,494
Flextronics International Ltd., 6.25%, 2014	456,000	449,160
Freescale Semiconductor, Inc., 8.875%, 2014	1,745,000	1,601,038
Jabil Circuit, Inc., 7.75%, 2016	1,045,000	1,097,250

		$4,022,942

Emerging Market Sovereign – 0.1%
Republic of Argentina, FRN, 0.943%, 2012	$400,800	$366,586

Energy – Independent – 7.2%
Chaparral Energy, Inc., 8.875%, 2017	$1,445,000	$1,275,213
Chesapeake Energy Corp., 7%, 2014	614,000	621,675
Chesapeake Energy Corp., 9.5%, 2015	910,000	998,725
Chesapeake Energy Corp., 6.375%, 2015	1,100,000	1,078,000
Forest Oil Corp., 8.5%, 2014 (n)	235,000	245,575
Forest Oil Corp., 7.25%, 2019	1,225,000	1,209,688
Hilcorp Energy I LP, 9%, 2016 (n)	1,600,000	1,624,000
Mariner Energy, Inc., 8%, 2017	1,065,000	1,022,400
McMoRan Exploration Co., 11.875%, 2014	640,000	656,000
Newfield Exploration Co., 6.625%, 2014	795,000	802,950
Newfield Exploration Co., 6.625%, 2016	350,000	350,875
OPTI Canada, Inc., 8.25%, 2014	1,235,000	1,017,331
Penn Virginia Corp., 10.375%, 2016	1,430,000	1,558,700
Petrohawk Energy Corp., 10.5%, 2014	810,000	884,925
Pioneer Natural Resource Co., 6.875%, 2018	1,080,000	1,068,574
Pioneer Natural Resource Co., 7.5%, 2020	745,000	745,338
Plains Exploration & Production Co., 7%, 2017	2,800,000	2,751,000
Quicksilver Resources, Inc., 8.25%, 2015	1,745,000	1,788,625
Range Resources Corp., 8%, 2019	1,590,000	1,701,300
SandRidge Energy, Inc., 9.875%, 2016 (n)	345,000	363,113
SandRidge Energy, Inc., 8%, 2018 (n)	2,285,000	2,245,013
Southwestern Energy Co., 7.5%, 2018	1,080,000	1,144,800
Swift Energy Co., 8.875%, 2020	195,000	199,875

		$25,353,695

Entertainment – 1.1%
AMC Entertainment, Inc., 11%, 2016	$2,035,000	$2,126,575
AMC Entertainment, Inc., 8.75%, 2019	1,010,000	1,030,200
Cinemark USA, Inc., 8.625%, 2019 (n)	790,000	821,600

		$3,978,375

Financial Institutions – 2.4%
CIT Group, Inc., 7%, 2017	$705,000	$611,588
GMAC LLC, 6.875%, 2011 (n)	2,658,000	2,618,130
GMAC LLC, 7%, 2012 (n)	600,000	591,000
GMAC LLC, 6.75%, 2014 (n)	2,125,000	2,018,750
GMAC LLC, 8%, 2031 (n)	994,000	894,600
International Lease Finance Corp., 5.625%, 2013	2,355,000	1,847,288

		$8,581,356

Food & Beverages – 1.8%
ARAMARK Corp., 8.5%, 2015	$765,000	$787,950
B&G Foods, Inc., 8%, 2011	1,120,000	1,139,600
Dean Foods Co., 7%, 2016	1,235,000	1,210,300
Del Monte Foods Co., 6.75%, 2015	1,425,000	1,453,500

Issuer	Shares/Par		Value ($)

BONDS – continued
Food & Beverages – continued
Michael Foods, Inc., 8%, 2013		$890,000	$911,138
Pinnacle Foods Finance LLC, 9.25%, 2015		795,000	806,925

			$6,309,413

Forest & Paper Products – 1.9%
Buckeye Technologies, Inc., 8.5%, 2013		$1,308,000	$1,335,795
Cascades, Inc., 7.75%, 2017 (z)		370,000	373,700
Georgia-Pacific Corp., 7.125%, 2017 (n)		1,185,000	1,199,813
Georgia-Pacific Corp., 8%, 2024		505,000	515,100
Graphic Packaging International Corp., 9.5%, 2013		1,000,000	1,032,500
Jefferson Smurfit Corp., 8.25%, 2012 (d)		405,000	356,400
JSG Funding PLC, 7.75%, 2015		215,000	206,669
Millar Western Forest Products Ltd., 7.75%, 2013		1,555,000	1,135,150
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	280,000	395,044

			$6,550,171

Gaming & Lodging – 6.0%
Ameristar Casinos, Inc., 9.25%, 2014 (n)		$1,175,000	$1,219,063
Boyd Gaming Corp., 6.75%, 2014		1,700,000	1,532,125
Firekeepers Development Authority, 13.875%, 2015 (n)		500,000	567,500
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		1,190,000	11,900
Harrah’s Operating Co., Inc., 11.25%, 2017 (n)		830,000	868,388
Harrah’s Operating Co., Inc., 10%, 2018 (n)		2,047,000	1,642,718
Harrah’s Operating Co., Inc., 10%, 2018 (n)		1,461,000	1,172,453
Host Hotels & Resorts, Inc., 7.125%, 2013		660,000	670,725
Host Hotels & Resorts, Inc., 6.75%, 2016		1,270,000	1,263,650
Host Hotels & Resorts, Inc., 9%, 2017 (n)		620,000	670,375
MGM Mirage, 6.75%, 2013		870,000	750,375
MGM Mirage, 10.375%, 2014 (n)		195,000	211,575
MGM Mirage, 7.5%, 2016		1,595,000	1,244,100
MGM Mirage, 11.125%, 2017 (n)		485,000	537,138
MGM Mirage, 11.375%, 2018 (n)		935,000	836,825
Penn National Gaming, Inc., 8.75%, 2019 (n)		1,085,000	1,109,413
Pinnacle Entertainment, Inc., 7.5%, 2015		1,980,000	1,821,600
Royal Caribbean Cruises Ltd., 7%, 2013		1,285,000	1,281,788
Royal Caribbean Cruises Ltd., 11.875%, 2015		1,260,000	1,456,875
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018		580,000	581,450
Station Casinos, Inc., 6%, 2012 (d)		1,343,000	203,129
Station Casinos, Inc., 6.5%, 2014 (d)		2,175,000	10,875
Station Casinos, Inc., 6.875%, 2016 (d)		2,540,000	12,700
Station Casinos, Inc., 7.75%, 2016 (d)		472,000	73,750
Wyndham Worldwide Corp., 6%, 2016		1,380,000	1,285,600

			$21,036,090

10

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Industrial – 1.1%
Altra Holdings, Inc., 8.125%, 2016 (z)	$710,000	$728,638
Aquilex Corp., 11.125%, 2016 (z)	275,000	274,313
Baldor Electric Co., 8.625%, 2017	1,360,000	1,390,600
Great Lakes Dredge & Dock Corp., 7.75%, 2013	860,000	855,700
Johnsondiversey Holdings, Inc., 8.25%, 2019 (n)	725,000	734,063

		$3,983,314

Insurance – 0.7%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$1,370,000	$1,012,007
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	1,200,000	1,356,000

		$2,368,007

Insurance – Property & Casualty – 0.9%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)	$1,270,000	$1,346,200
USI Holdings Corp., 9.75%, 2015 (z)	1,075,000	979,594
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (z)	980,000	872,200

		$3,197,994

Machinery & Tools – 0.7%
Case New Holland, Inc., 7.125%, 2014	$940,000	$954,100
Rental Service Corp., 9.5%, 2014	1,330,000	1,331,663

		$2,285,763

Major Banks – 1.4%
Bank of America Corp., 8% to 2018, FRN to 2049	$2,725,000	$2,623,467
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	2,165,000	2,233,111

		$4,856,578

Medical & Health Technology & Services – 7.0%
Biomet, Inc., 10%, 2017	$1,065,000	$1,156,856
Biomet, Inc., 11.625%, 2017	1,585,000	1,751,425
Community Health Systems, Inc., 8.875%, 2015	2,720,000	2,815,200
Cooper Cos., Inc., 7.125%, 2015	805,000	782,863
DaVita, Inc., 6.625%, 2013	476,000	477,190
DaVita, Inc., 7.25%, 2015	1,140,000	1,142,850
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	865,000	951,500
HCA, Inc., 6.375%, 2015	1,375,000	1,297,656
HCA, Inc., 9.25%, 2016	4,100,000	4,402,375
HCA, Inc., 8.5%, 2019 (n)	1,515,000	1,632,413
HealthSouth Corp., 8.125%, 2020	1,065,000	1,049,025
Psychiatric Solutions, Inc., 7.75%, 2015	415,000	401,513
Psychiatric Solutions, Inc., 7.75%, 2015 (n)	605,000	570,213
Tenet Healthcare Corp., 9.25%, 2015	700,000	745,500
U.S. Oncology, Inc., 10.75%, 2014	1,405,000	1,475,250
United Surgical Partners International, Inc., 8.875%, 2017	95,000	97,850

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
United Surgical Partners International, Inc., 9.25%, 2017 (p)	$495,000	$504,900
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,280,000	1,260,800
Universal Hospital Services, Inc., FRN, 3.859%, 2015	310,000	261,175
VWR Funding, Inc., 11.25%, 2015 (p)	1,830,000	1,805,409

		$24,581,963

Metals & Mining – 2.9%
Arch Western Finance LLC, 6.75%, 2013	$1,395,000	$1,384,538
Cloud Peak Energy, Inc., 8.25%, 2017 (n)	860,000	860,000
Cloud Peak Energy, Inc., 8.5%, 2019 (n)	860,000	877,200
FMG Finance Ltd., 10.625%, 2016 (n)	1,540,000	1,703,625
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	2,365,000	2,589,675
Freeport-McMoRan Copper & Gold, Inc., FRN, 3.881%, 2015	545,000	541,937
Peabody Energy Corp., 5.875%, 2016	765,000	745,875
Peabody Energy Corp., 7.375%, 2016	1,390,000	1,433,438

		$10,136,288

Natural Gas – Distribution – 0.9%
AmeriGas Partners LP, 7.125%, 2016	$1,695,000	$1,695,000
Inergy LP, 6.875%, 2014	1,340,000	1,323,250

		$3,018,250

Natural Gas – Pipeline – 2.0%
Atlas Pipeline Partners LP, 8.125%, 2015	$1,545,000	$1,367,325
Atlas Pipeline Partners LP, 8.75%, 2018	940,000	831,900
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	1,510,000	1,547,993
El Paso Corp., 8.25%, 2016	890,000	950,075
MarkWest Energy Partners LP, 6.875%, 2014	980,000	926,100
MarkWest Energy Partners LP, 8.75%, 2018	265,000	272,950
Williams Partners LP, 7.25%, 2017	1,000,000	1,010,192

		$6,906,535

Network & Telecom – 2.8%
Cincinnati Bell, Inc., 8.375%, 2014	$2,130,000	$2,167,275
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	1,230,000	1,300,725
Qwest Communications International, Inc., 7.25%, 2011	925,000	938,875
Qwest Communications International, Inc., 8%, 2015 (n)	505,000	518,888
Qwest Corp., 7.875%, 2011	570,000	597,075
Qwest Corp., 8.875%, 2012	1,740,000	1,870,500
Qwest Corp., 8.375%, 2016	448,000	480,480
Windstream Corp., 8.625%, 2016	1,810,000	1,841,675

		$9,715,493

Oil Services – 0.4%
Allis-Chalmers Energy, Inc., 8.5%, 2017	$545,000	$471,425
Basic Energy Services, Inc., 7.125%, 2016	410,000	341,325

11

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Oil Services – continued
Expro Finance Luxembourg, 8.5%, 2016 (z)	$320,000	$317,600
Trico Shipping A.S., 11.875%, 2014 (n)	340,000	354,025

		$1,484,375

Oils – 0.3%
Holly Corp., 9.875%, 2017 (n)	$390,000	$410,475
Petroplus Holdings AG, 9.375%, 2019 (n)	500,000	497,500

		$907,975

Precious Metals & Minerals – 1.0%
Teck Resources Ltd., 9.75%, 2014	$485,000	$559,569
Teck Resources Ltd., 10.25%, 2016	300,000	349,500
Teck Resources Ltd., 10.75%, 2019	2,195,000	2,623,025

		$3,532,094

Printing & Publishing – 1.1%
American Media Operations, Inc., 9%, 2013 (p)(z)	$86,301	$53,830
American Media Operations, Inc., 14%, 2013 (p)(z)	922,550	567,112
Dex Media West LLC, 9.875%, 2013 (d)	1,321,000	416,115
Nielsen Finance LLC, 10%, 2014	1,495,000	1,558,538
Nielsen Finance LLC, 11.5%, 2016	770,000	860,475
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	326,000	297,475
Tribune Co., 5.25%, 2015 (d)	845,000	207,025

		$3,960,570

Railroad & Shipping – 0.5%
Kansas City Southern Railway, 8%, 2015	$1,825,000	$1,891,156

Real Estate – 0.1%
CB Richard Ellis Group, Inc., 11.625%, 2017	$400,000	$444,000

Retailers – 2.6%
Couche-Tard, Inc., 7.5%, 2013	$340,000	$345,950
Dollar General Corp., 11.875%, 2017 (p)	539,000	622,545
Limited Brands, Inc., 5.25%, 2014	980,000	945,700
Macy’s Retail Holdings, Inc., 5.35%, 2012	415,000	423,819
Macy’s Retail Holdings, Inc., 5.75%, 2014	1,395,000	1,398,488
Neiman Marcus Group, Inc., 10.375%, 2015	1,360,000	1,332,800
Sally Beauty Holdings, Inc., 10.5%, 2016	1,585,000	1,703,875
Toys “R” Us, Inc., 7.625%, 2011	435,000	442,069
Toys “R” Us, Inc., 10.75%, 2017 (n)	1,260,000	1,379,700
Toys “R” Us, Inc., 8.5%, 2017 (n)	675,000	686,813

		$9,281,759

Specialty Stores – 0.3%
Payless ShoeSource, Inc., 8.25%, 2013	$982,000	$996,730

Supermarkets – 0.2%
SUPERVALU, Inc., 8%, 2016	$690,000	$700,350

Telecommunications – Wireless – 3.7%
Cricket Communications, Inc., 7.75%, 2016	$790,000	$788,025
Crown Castle International Corp., 9%, 2015	1,495,000	1,592,175
Crown Castle International Corp., 7.75%, 2017 (n)	475,000	505,875

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Crown Castle International Corp., 7.125%, 2019	$1,190,000	$1,178,100
Digicel Group Ltd., 12%, 2014 (n)	200,000	222,000
Digicel Group Ltd., 8.25%, 2017 (n)	1,155,000	1,126,125
Nextel Communications, Inc., 6.875%, 2013	1,085,000	1,052,450
NII Holdings, Inc., 10%, 2016 (n)	975,000	1,021,313
SBA Communications Corp., 8%, 2016 (n)	390,000	407,550
SBA Communications Corp., 8.25%, 2019 (n)	330,000	349,800
Sprint Nextel Corp., 8.375%, 2012	45,000	46,575
Sprint Nextel Corp., 8.375%, 2017	430,000	438,600
Sprint Nextel Corp., 8.75%, 2032	2,335,000	2,200,738
Wind Acquisition Finance S.A., 12%, 2015 (n)	1,985,000	2,123,950

		$13,053,276

Telephone Services – 0.6%
Frontier Communications Corp., 8.25%, 2014	$1,430,000	$1,490,775
Frontier Communications Corp., 8.125%, 2018	730,000	739,125

		$2,229,900

Tobacco – 0.5%
Alliance One International, Inc., 10%, 2016 (n)	$1,545,000	$1,622,250

Transportation – Services – 1.2%
Commercial Barge Line Co., 12.5%, 2017 (n)	$1,195,000	$1,242,800
Hertz Corp., 8.875%, 2014	1,870,000	1,912,075
Navios Maritime Holdings, Inc., 8.875%, 2017 (z)	1,090,000	1,132,238

		$4,287,113

Utilities – Electric Power – 5.1%
AES Corp., 8%, 2017	$2,805,000	$2,878,631
Calpine Corp., 8%, 2016 (n)	1,580,000	1,627,400
Dynegy Holdings, Inc., 7.5%, 2015 (z)	745,000	685,400
Dynegy Holdings, Inc., 7.5%, 2015	1,145,000	1,070,575
Dynegy Holdings, Inc., 7.75%, 2019	520,000	451,100
Edison Mission Energy, 7%, 2017	2,085,000	1,647,150
Mirant Americas Generation LLC, 8.3%, 2011	900,000	922,500
Mirant North America LLC, 7.375%, 2013	405,000	400,444
NRG Energy, Inc., 7.375%, 2016	4,420,000	4,425,502
RRI Energy, Inc., 7.875%, 2017	774,000	760,455
Texas Competitive Electric Holdings LLC, 10.25%, 2015	3,830,000	3,102,300

		$17,971,457

Total Bonds (Identified Cost, $318,351,201)		$318,498,746

FLOATING RATE LOANS (g)(r) – 4.7%
Aerospace – 0.2%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$590,739	$557,263

12

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Automotive – 1.4%
Accuride Corp., Term Loan, 9.25%, 2013	$148,718	$148,191
Federal-Mogul Corp., Term Loan B, 2.16%, 2014	1,234,982	1,034,297
Ford Motor Co., Term Loan, 3.28%, 2013 (o)	4,174,046	3,850,557

		$5,033,045

Broadcasting – 0.5%
Gray Television, Inc., Term Loan B, 3.79%, 2014	$559,567	$484,492
Local TV Finance LLC, Term Loan B, 2.26%, 2013	101,188	84,365
Young Broadcasting, Inc., Incremental Term Loan, 4.75%, 2012 (d)	445,189	327,437
Young Broadcasting, Inc., Term Loan, 4.75%, 2012 (d)	1,193,855	878,080

		$1,774,374

Building – 0.1%
Building Materials Holding Corp., Term Loan, 3%, 2014	$166,780	$153,959

Chemicals – 0.7%
LyondellBasell, DIP Term Loan, 9.16%, 2010 (q)	$187,248	$194,738
LyondellBasell, DIP Term Loan B-3, 5.79%, 2010	186,879	192,953
LyondellBasell, Dutch Tranche Revolving Credit Loan, 3.73%, 2014	47,113	34,763
LyondellBasell, Dutch Tranche Term Loan, 3.73%, 2014	106,643	78,687
LyondellBasell, German Tranche Term Loan B-1, 3.98%, 2014	135,257	99,801
LyondellBasell, German Tranche Term Loan B-2, 3.98%, 2014	135,257	99,801
LyondellBasell, German Tranche Term Loan B-3, 3.98%, 2014	135,257	99,801
LyondellBasell, U.S. Tranche Revolving Credit Loan, 3.73%, 2014	176,674	130,361
LyondellBasell, U.S. Tranche Term Loan, 3.73%, 2014	336,613	248,374
LyondellBasell, U.S. Tranche Term Loan B-1, 7%, 2014	586,918	433,063
LyondellBasell, U.S. Tranche Term Loan B-2, 7%, 2014	586,918	433,063
LyondellBasell, U.S. Tranche Term Loan B-3, 7%, 2014	586,918	433,063

		$2,478,468

Gaming & Lodging – 0.5%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014	$1,652,646	$247,897
MGM Mirage, Term Loan B, 6%, 2011 (o)	907,137	843,638
Motorcity Casino, Term Loan B, 8.5%, 2012	702,584	683,263

		$1,774,798

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Printing & Publishing – 0.3%
Tribune Co., Incremental Term Loan B, 5.25%, 2014 (d)	$1,903,273	$971,463

Specialty Stores – 0.3%
Michaels Stores, Inc., Term Loan B1, 2.56%, 2013	$552,654	$497,562
Michaels Stores, Inc., Term Loan B2, 4.81%, 2016	728,715	684,471

		$1,182,033

Utilities – Electric Power – 0.7%
Calpine Corp., DIP Term Loan, 3.13%, 2014	$706,312	$667,112
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 3.94%, 2014	2,217,839	1,786,469

		$2,453,581

Total Floating Rate Loans (Identified Cost, $17,095,833)		$16,378,984

COMMON STOCKS – 0.9%
Automotive – 0.0%
Mark IV Industries LLC, Common Units Class A	676	$8,450
Oxford Automotive, Inc. (a)	82	0

		$8,450

Cable TV – 0.3%
Cablevision Systems Corp., “A”	14,100	$364,062
Comcast Corp., “A”	34,700	585,041
Time Warner Cable, Inc.	6,166	255,211

		$1,204,314

Construction – 0.2%
Nortek, Inc. (a)	18,995	$664,825

Energy – Integrated – 0.1%
Chevron Corp.	3,200	$246,368

Gaming & Lodging – 0.1%
Ameristar Casinos, Inc.	13,200	$201,036
Pinnacle Entertainment, Inc. (a)	36,000	323,280

		$524,316

Printing & Publishing – 0.0%
American Media, Inc. (a)	15,806	$45,362
Golden Books Family Entertainment, Inc. (a)	2,125	0
Idearc, Inc. (a)	1,010	34,340
World Color Press, Inc. (a)	4,599	42,771

		$122,473

Telephone Services – 0.2%
Windstream Corp.	49,900	$548,401

Total Common Stocks (Identified Cost, $6,730,284)		$3,319,147

PREFERRED STOCKS – 0.4%
Financial Institutions – 0.1%
GMAC, Inc., 7% (a)(z)	574	$378,338

13

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

PREFERRED STOCKS – continued
Major Banks – 0.3%
Bank of America Corp., 8.63%	35,925	$881,600

Total Preferred Stocks (Identified Cost, $1,340,105)		$1,259,938

	Strike Price	First Exercise

WARRANTS – 0.0%
Printing & Publishing – 0.0%
World Color Press, Inc. (I share for 1 warrant) (a)	$13.00	10/08/09	$2,607	$10,949
World Color Press, Inc. (I share for 1 warrant) (a)	$16.30	10/08/09	2,607	7,639

Total Warrants (Identified Cost, $83,982)				$18,588

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.8%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	6,280,113	$6,280,113

Total Investments (Identified Cost, $349,881,518)		$345,755,516

OTHER ASSETS, LESS LIABILITIES – 1.6%		5,641,311

Net Assets – 100.0%		$351,396,827

(a)	Non-income producing security.

(d)	Non-income producing security-in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $72,361,179, representing 20.6% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, “H”, 6.08%, 2045	9/21/04	$790,276	$33,993
Airlie LCDO Ltd., CDO, FRN, 2.151%, 2011	10/13/06	713,874	349,798
Altra Holdings, Inc., 8.125%, 2016	11/16/09-11/17/09	708,199	728,638
American Media Operations, Inc., 9%, 2013	1/29/09-10/15/09	58,790	53,830
American Media Operations, Inc., 14%, 2013	1/29/09-10/15/09	546,924	567,112
Anthracite Ltd., CDO, 6%, 2037	5/14/02	248,901	20,300
Aquilex Corp., 11.125%, 2016	12/16/09	263,883	274,313
Arbor Realty Mortgage Securities, CDO, FRN, 2.583%, 2038	12/20/05	613,671	24,547
Bonten Media Acquisition Co., 9%, 2015	5/22/07-11/15/09	1,520,485	551,004
CWCapital Cobalt Ltd., CDO, 6.23%, 2045	3/20/06	950,446	19,956
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.582%, 2050	4/12/06	500,000	10,000
Cascades, Inc., 7.75%, 2017	11/18/09	364,615	373,700
Cemex Finance Europe BV, 9.625%, 2017	12/09/09	972,179	980,204
DuPont Fabros Technology, Inc., 8.5%, 2017	12/11/09	620,000	630,075
Dynegy Holdings, Inc., 7.5%, 2015	12/02/09	652,766	685,400
Expro Finance Luxembourg, 8.5%, 2016	12/14/09	307,901	317,600

14

MFS High Income Series

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Current Market Value
GMAC, Inc., 7% (Preferred Stock)	12/26/08	$441,980	$378,338
LBI Media, Inc., 8.5%, 2017	7/18/07	636,178	535,350
Local TV Finance LLC, 10%, 2015	11/09/07-11/30/09	1,733,185	759,921
Navios Maritime Holdings, Inc., 8.875%, 2017	10/22/09	1,081,817	1,132,238
Norcraft Cos., LP, 10.5%, 2015	12/02/09	413,207	430,500
TriMas Corp., 9.75%, 2017	12/17/09	205,786	206,063
Triumph Group, Inc., 8%, 2017	11/10/09	285,866	292,538
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	1,084,120	979,594
Wachovia Credit, CDO, FRN, 1.6%, 2026	6/08/06	372,000	14,880
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065	12/16/09	857,505	872,200
Total Restricted Securities			$11,222,092
% of Net Assets			3.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

CLO	Collateralized Loan Obligation

DIP	Debtor-in-Possession

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/09

Forward Foreign Currency Exchange Contracts at 12/31/09

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Barclays Bank PLC	374,000	3/15/10	$547,539	$536,090	$11,449
SELL	EUR	HSBC Bank	660,000	1/13/10	971,718	946,136	25,582
SELL	EUR	UBS AG	2,206,002	3/15/10	3,222,969	3,162,072	60,897

							$97,928

Liability Derivatives
BUY	EUR	UBS AG	469,635	1/13/10	$708,224	$673,241	$(34,983)

At December 31, 2009, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

15

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $343,601,405)	$339,475,403
Underlying funds, at cost and value	6,280,113
Total investments, at value (identified cost, $349,881,518)	$345,755,516
Cash	$646,125
Receivables for
Forward foreign currency exchange contracts	97,928
Investments sold	2,735,316
Fund shares sold	25,857
Interest and dividends	6,338,020
Other assets	6,012
Total assets		$355,604,774
Liabilities
Payables for
Forward foreign currency exchange contracts	$34,983
Investments purchased	3,649,559
Fund shares reacquired	457,076
Payable to affiliates
Investment adviser	13,491
Shareholder servicing costs	127
Distribution and/or service fees	99
Administrative services fee	344
Payable for independent Trustees’ compensation	37
Accrued expenses and other liabilities	52,231
Total liabilities		$4,207,947
Net assets		$351,396,827
Net assets consist of
Paid-in capital	$371,890,708
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(4,057,814)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(43,017,727)
Undistributed net investment income	26,581,660
Net assets		$351,396,827
Shares of beneficial interest outstanding		42,587,927

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$344,186,448	41,710,722	$8.25
Service Class	7,210,379	877,205	8.22

See Notes to Financial Statements

16

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Interest	$28,157,941
Dividends	282,680
Dividends from underlying funds	34,580
Total investment income		$28,475,201
Expenses
Management fee	$2,049,772
Distribution and/or service fees	16,448
Shareholder servicing costs	42,691
Administrative services fee	59,798
Independent Trustees’ compensation	13,874
Custodian fee	60,677
Shareholder communications	57,903
Auditing fees	64,712
Legal fees	15,105
Miscellaneous	20,160
Total expenses		$2,401,140
Fees paid indirectly	(95)
Reduction of expenses by investment adviser	(1,743)
Net expenses		$2,399,302
Net investment income		$26,075,899
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(6,355,139)
Swap transactions	(3,559,638)
Foreign currency transactions	(97,314)
Net realized gain (loss) on investments and foreign currency transactions		$(10,012,091)
Change in unrealized appreciation (depreciation)
Investments	$90,808,909
Swap transactions	3,209,166
Translation of assets and liabilities in foreign currencies	(2,259)
Net unrealized gain (loss) on investments and foreign currency translation		$94,015,816
Net realized and unrealized gain (loss) on investments and foreign currency		$84,003,725
Change in net assets from operations		$110,079,624

See Notes to Financial Statements

17

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$26,075,899	$24,315,913
Net realized gain (loss) on investments and foreign currency transactions	(10,012,091)	(22,214,282)
Net unrealized gain (loss) on investments and foreign currency translation	94,015,816	(84,295,210)
Change in net assets from operations	$110,079,624	$(82,193,579)
Distributions declared to shareholders
From net investment income	$(22,631,405)	$(26,845,933)
Change in net assets from fund share transactions	$53,706,035	$(15,884,884)
Total change in net assets	$141,154,254	$(124,924,396)
Net assets
At beginning of period	210,242,573	335,166,969
At end of period (including undistributed net investment income of $26,581,660 and $25,497,861, respectively)	$351,396,827	$210,242,573

See Notes to Financial Statements

18

MFS High Income Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.25	$9.52	$10.04	$9.87	$10.37
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.71	$0.71	$0.68	$0.67
Net realized and unrealized gain (loss) on investments and foreign currency	1.98	(3.18)	(0.52)	0.29	(0.48)
Total from investment operations	$2.61	$(2.47)	$0.19	$0.97	$0.19
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.80)	$(0.71)	$(0.80)	$(0.69)
Net asset value, end of period	$8.25	$6.25	$9.52	$10.04	$9.87
Total return (%) (k)(r)(s)	45.08	(28.26)	1.77	10.37	2.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.87	0.88	0.91	0.90
Expenses after expense reductions (f)	0.81	0.82	0.83	0.88	0.90
Net investment income	8.89	8.66	7.21	7.06	6.81
Portfolio turnover	52	60	73	92	56
Net assets at end of period (000 Omitted)	$344,186	$203,800	$324,081	$355,113	$355,264

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.22	$9.47	$9.99	$9.80	$10.29
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.69	$0.68	$0.66	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	1.96	(3.17)	(0.52)	0.27	(0.50)
Total from investment operations	$2.58	$(2.48)	$0.16	$0.93	$0.18
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.77)	$(0.68)	$(0.74)	$(0.67)
Net asset value, end of period	$8.22	$6.22	$9.47	$9.99	$9.80
Total return (%) (k)(r)(s)	44.75	(28.43)	1.54	9.99	2.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.12	1.13	1.16	1.15
Expenses after expense reductions (f)	1.06	1.07	1.08	1.13	1.15
Net investment income	8.78	8.40	6.96	6.81	6.38
Portfolio turnover	52	60	73	92	56
Net assets at end of period (000 Omitted)	$7,210	$6,442	$11,086	$11,896	$10,056

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

19

MFS High Income Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

20

MFS High Income Series

Notes to Financial Statements – continued

issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,165,523	$386,788	$45,362	$4,597,673
Non-U.S. Sovereign Debt	—	366,586	—	366,586
Corporate Bonds	—	269,916,996	—	269,916,996
Residential Mortgage-Backed Securities	—	24,547	—	24,547
Commercial Mortgage-Backed Securities	—	6,871,976	—	6,871,976
Asset-Backed Securities (including CDOs)	—	513,155	349,798	862,953
Foreign Bonds	—	38,907,695	—	38,907,695
Other Fixed Income Securities	—	1,547,993	—	1,547,993
Floating Rate Loans	—	16,378,984	—	16,378,984
Mutual Funds	6,280,113	—	—	6,280,113
Total Investments	$10,445,636	$334,914,720	$395,160	$345,755,516

Other Financial Instruments
Forward Currency Contracts	$—	$62,945	$—	$62,945

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	Equity Securities	Asset-Backed Securities
Balance as of 12/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	11,537	154,641
Net purchases (sales)	33,825	36,874
Transfers in and/or out of Level 3	—	158,283
Balance as of 12/31/09	$45,362	$349,798

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial

21

MFS High Income Series

Notes to Financial Statements – continued

statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives		Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Forward Exchange Contracts	Forward Foreign Currency Exchange Contracts Not Accounted For as Hedging Instruments Under ASC 815	Receivable for forward foreign currency exchange contracts	$97,928	Payable for forward foreign currency exchange contracts	$(34,983)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Foreign Currency Transactions	Swap Transactions	Total
Foreign Exchange Contracts	$(79,508)	$—	$(79,508)
Credit Contracts	—	(3,559,638)	(3,559,638)
Total	$(79,508)	$(3,559,638)	$(3,639,146)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Translation of Assets and Liabilities in Foreign Currencies	Swap Transactions	Total
Foreign Exchange Contracts	$13,389	$—	$13,389
Credit Contracts	—	3,209,166	3,209,166
Total	$13,389	$3,209,166	$3,222,555

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under

22

MFS High Income Series

Notes to Financial Statements – continued

such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring,

23

MFS High Income Series

Notes to Financial Statements – continued

obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position, if any, as of December 31, 2009 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At December 31, 2009, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2009, the portfolio had unfunded loan commitments of $62,397, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

24

MFS High Income Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, defaulted bonds, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$22,631,405	$26,845,933

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$350,999,527
Gross appreciation	22,015,650
Gross depreciation	(27,259,661)
Net unrealized appreciation (depreciation)	$(5,244,011)
Undistributed ordinary income	27,229,903
Capital loss carryforwards	(41,899,718)
Other temporary differences	(580,055)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(8,888,518)
12/31/13	(192,521)
12/31/14	(2,353,912)
12/31/16	(22,939,919)
12/31/17	(7,524,848)
$(41,899,718)

25

MFS High Income Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$22,085,619	$26,027,953
Service Class	545,786	817,980
Total	$22,631,405	$26,845,933

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement terminates on April 30, 2010. For the year ended December 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Effective May 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2011.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $42,455, which equated to 0.0145% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $236.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0204% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation

26

MFS High Income Series

Notes to Financial Statements – continued

directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,392 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,743, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $205,448,268 and $142,080,936, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	14,856,612	$100,282,166	5,645,693	$43,226,130
Service Class	89,329	635,190	85,830	612,386
	14,945,941	$100,917,356	5,731,523	$43,838,516
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,597,006	$22,085,619	3,033,561	$26,027,953
Service Class	89,035	545,786	95,558	817,980
	3,686,041	$22,631,405	3,129,119	$26,845,933
Shares reacquired
Initial Class	(9,367,614)	$(67,563,729)	(10,100,988)	$(83,985,226)
Service Class	(337,448)	(2,278,997)	(315,791)	(2,584,107)
	(9,705,062)	$(69,842,726)	(10,416,779)	$(86,569,333)
Net change
Initial Class	9,086,004	$54,804,056	(1,421,734)	$(14,731,143)
Service Class	(159,084)	(1,098,021)	(134,403)	(1,153,741)
	8,926,920	$53,706,035	(1,556,137)	$(15,884,884)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $4,658 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

27

MFS High Income Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	128,434,382	(122,154,269)	6,280,113

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$34,580	$6,280,113

28

MFS High Income Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

29

MFS High Income Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

30

MFS High Income Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

31

MFS High Income Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo David Cole

32

MFS High Income Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

33

MFS High Income Series

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of the senior portfolio manager in 2008. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

34

MFS High Income Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

35

MFS High Income Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

36

MFS High Income Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

37

MFS® Strategic Income Series

MFS® Variable Insurance Trust
Annual report

12/31/09
VWG-ANN

MFS® STRATEGIC INCOME SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Series

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Strategic Income Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	31.4%
High Yield Corporates	30.0%
Non-U.S. Government Bonds	17.1%
Emerging Markets Bonds	6.5%
U.S. Treasury Securities	5.6%
Commercial Mortgage-Backed Securities	2.6%
U.S. Government Agencies	1.9%
Mortgage-Backed Securities	1.8%
Floating Rate Loans	1.4%
Asset-Backed Securities	0.8%
Collateralized Debt Obligations (o)	0.0%

Credit quality of bonds (a)(r)
AAA	16.2%
AA	11.0%
A	14.3%
BBB	22.4%
BB	12.9%
B	14.6%
CCC	6.7%
CC	0.5%
C	0.2%
D	0.3%
Not Rated	0.9%

Portfolio facts
Average Duration (d)(i)	4.6
Average Effective Maturity (i)(m)	6.8 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB

Country weightings (i)
United States	65.7%
Japan	4.2%
Germany	3.4%
France	3.0%
United Kingdom	3.0%
Canada	2.4%
Italy	2.2%
Netherlands	2.1%
Spain	1.8%
Other Countries	12.2%

(a)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation. Also excluded from the calculation are convertible bonds, inverse floaters, currencies, futures, options, swaps, cash, and cash-equivalents. Average ratings are converted to the S&P scale and are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(r)	Percentages are based on the total market value of investments as of 12/31/09.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MFS Strategic Income Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Strategic Income Series (the “fund”) provided a total return of 24.25%, while Service Class shares of the fund provided a total return of 23.88%. These compare with a return of 58.21% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. The fund’s other benchmark, the Strategic Income Blended Index (the “Blended Index”), generated a return of 23.76%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Relative to the Blended Index, the fund’s lower exposure to “CCC” rated (r) securities detracted from performance as bonds within this quality tier performed exceptionally well over the reporting period as investors appeared to be recovering their appetite for risk in an improving economy.

The fund’s lesser exposure to emerging markets debt, particularly to Russian bonds, also held back relative results as this market segment turned in strong performance over the reporting period.

Among individual securities, the fund’s holdings of some sovereign bonds from Japan, Ireland, and France were top relative detractors.

Contributors to Performance

A greater exposure to “BBB” rated securities, relative to the Blended Index, was a key driver of positive performance as bonds within this credit quality sector outperformed higher-quality issues over the reporting period.

Yield curve (y) positioning, particularly a lesser exposure to the long end of the curve, was another positive factor for performance.

A greater exposure to high-grade bonds in the financial and banking sectors also boosted relative performance as holdings within these sectors exhibited strong returns for the reporting period. Similarly, the fund’s greater exposure to high-grade securities the industrial sector also helped.

MFS Strategic Income Series

Management Review – continued

Security selection was another positive factor for relative results. Top individual contributors during the reporting period included the fund’s holdings of Spanish-language network television operator Univision Communications, auto maker Ford Motor Company, and financial services companies Prudential Securities Secured Financing, UniCredito Italiano Capital Trust, BAC Capital Trust, ING Groep N.V., and Nuveen Investments. Holdings of concrete products manufacturer CRH PLC, real estate investment trust (REIT) Simon Property Group, and automatic transmission manufacturer Allison Transmission also helped.

Respectfully,

John Addeo	James Calmas	Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS® Strategic Income Series

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

MFS Strategic Income Series

Performance Summary – continued

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	6/14/94	24.25%	4.26%	5.72%	N/A
Service Class	5/01/00	23.88%	3.98%	N/A	5.72%

Comparative benchmarks

	1 Year	5 Years	10 Years	Life (t)
Barclays Capital U.S. High-Yield Corporate Bond Index (f)	58.21%	6.46%	6.72%	N/A
Strategic Income Blended Index (f)(y)(z)	23.76%	6.02%	7.12%	N/A
Barclays Capital U.S. Credit Bond Index (f)	16.04%	4.68%	6.64%	N/A
Barclays Capital U.S. Government/Mortgage Bond Index (f)	1.96%	5.32%	6.32%	N/A
Citigroup World Government Bond Non-Dollar Hedged Index (f)	2.38%	4.79%	5.35%	N/A
Citigroup World Government Bond Non-Dollar Index (f)	4.39%	4.46%	6.60%	N/A
JPMorgan Emerging Markets Bond Index Global (f)	28.18%	8.11%	10.52%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

(y)	Strategic Income Blended Index is at a point in time and allocations during the period can change. As of December 31, 2009 the blended index was comprised of 10% Barclays Capital U.S. Credit Bond Index, 26% Barclays Capital U.S. Government/Mortgage Bond Index, 33% Barclays Capital U.S. High-Yield Corporate Bond Index, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 14% JPMorgan Emerging Markets Bond Index Global.

(z)	Effective November 1, 2009, Strategic Income Blended Index (the “Blended Index”) replaced Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Mortgage Bond Index, Citigroup World Government Bond Non-Dollar Index, Citigroup World Government Bond Non-Dollar Hedged Index, and JPMorgan Emerging Markets Bond Index Global as the fund’s other benchmark. For comparison purposes, the Blended Index more appropriately depicts the fund’s investment strategy. The former indices are each constituents of the Blended Index as described above.

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

MFS Strategic Income Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Strategic Income Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.85%	$1,000.00	$1,116.49	$4.53
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,114.62	$5.86
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Strategic Income Series

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 91.2%
Aerospace – 0.3%
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	$50,000	$35,250
Spirit AeroSystems Holdings, Inc., 7.5%, 2017 (n)	35,000	34,475
Triumph Group, Inc., 8%, 2017 (z)	5,000	5,044
Vought Aircraft Industries, Inc., 8%, 2011	40,000	39,450

		$114,219

Airlines – 0.5%
American Airlines Pass-Through Trust, 6.817%, 2011	$45,000	$43,200
Continental Airlines, Inc., 7.339%, 2014	78,000	72,150
Delta Air Lines, Inc., 7.711%, 2013	15,000	14,775

		$130,125

Apparel Manufacturers – 0.1%
Hanes Brand, Inc., 8%, 2016	$5,000	$5,094
Levi Strauss & Co., 9.75%, 2015	20,000	21,000

		$26,094

Asset Backed & Securitized – 3.4%
ARCap REIT, Inc., CDO, “H”, 6.08%, 2045 (z)	$100,000	$3,750
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.034%, 2040 (z)	202,271	86,006
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	71,141	71,852
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	124	123
Crest Ltd., CDO, 7%, 2040	137,000	6,850
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	129,111	136,873
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	185,000	187,768
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	250,000	85,000
Falcon Franchise Loan LLC, FRN, 3.675%, 2025 (i)(z)	419,320	29,310
First Union National Bank Commercial Mortgage Trust, FRN, 0.896%, 2043 (i)(n)	1,958,657	14,766
First Union-Lehman Brothers Bank of America, FRN, 0.424%, 2035 (i)	1,404,781	26,892
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	95,646	100,155
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	100,000	99,654
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.819%, 2030 (i)	356,349	10,905
Morgan Stanley Capital I, Inc., FRN, 1.276%, 2039 (i)(z)	1,168,539	18,568
Mortgage Capital Funding, Inc., FRN, 2.009%, 2031 (i)	17,421	6

Issuer	Shares/Par		Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Prudential Securities Secured Financing Corp., FRN, 7.27%, 2013 (z)		$171,000	$151,295
Salomon Brothers Mortgage Securities, Inc., FRN, 6.843%, 2032 (z)		134,179	139,763

			$1,169,536

Automotive – 1.3%
Accuride Corp., 8.5%, 2015 (d)		$15,000	$12,750
Allison Transmission, Inc., 11%, 2015 (n)		80,000	84,000
FCE Bank PLC, 7.125%, 2012	EUR	50,000	70,244
Ford Motor Credit Co. LLC, 12%, 2015		$200,000	231,926
Johnson Controls, Inc., 5.25%, 2011		30,000	31,482

			$430,402

Basic Industry – 0.0%
TriMas Corp., 9.75%, 2017 (z)		$5,000	$4,906

Broadcasting – 1.9%
Allbritton Communications Co., 7.75%, 2012		$70,000	$68,862
Bonten Media Acquisition Co., 9%, 2015 (p)(z)		21,997	7,985
CanWest MediaWorks LP, 9.25%, 2015 (d)(n)		45,000	6,694
Intelsat Jackson Holdings Ltd., 9.5%, 2016		45,000	48,150
Lamar Media Corp., 6.625%, 2015		45,000	43,650
Lamar Media Corp., “C”, 6.625%, 2015		20,000	19,200
LBI Media, Inc., 8.5%, 2017 (z)		30,000	24,900
LIN TV Corp., 6.5%, 2013		55,000	53,075
Local TV Finance LLC, 10%, 2015 (p)(z)		71,662	30,397
Newport Television LLC, 13%, 2017 (n)(p)		64,125	25,576
News America, Inc., 6.4%, 2035		100,000	102,684
News America, Inc., 6.9%, 2039 (n)		29,000	31,635
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)		59,551	44,598
Nexstar Broadcasting Group, Inc., 7%, 2014		20,000	15,025
Salem Communications Corp., 9.625%, 2016 (n)		10,000	10,475
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		15,000	15,600
Univision Communications, Inc., 12%, 2014 (n)		20,000	22,025
Univision Communications, Inc., 9.75%, 2015 (n)(p)		94,725	79,936

			$650,467

Brokerage & Asset Managers – 1.1%
BlackRock, Inc., 3.5%, 2014		$90,000	$88,870
Janus Capital Group, Inc., 6.95%, 2017		45,000	42,415
Nuveen Investments, Inc., 10.5%, 2015		35,000	31,763
TD AMERITRADE Holding Corp., 5.6%, 2019		200,000	198,673

			$361,721

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Building – 1.3%
Associated Materials, Inc., 11.25%, 2014	$50,000	$48,250
Building Materials Corp. of America, 7.75%, 2014	40,000	39,600
CRH PLC, 8.125%, 2018	80,000	93,307
Lafarge S.A., 6.15%, 2011	160,000	166,733
Norcraft Cos., LP, 10.5%, 2015 (z)	10,000	10,250
Nortek, Inc., 11%, 2013	40,177	41,985
Ply Gem Industries, Inc., 11.75%, 2013	25,000	25,000
USG Corp., 9.75%, 2014 (n)	5,000	5,337

		$430,462

Business Services – 0.7%
First Data Corp., 9.875%, 2015	$85,000	$79,262
First Data Corp., 11.25%, 2016	50,000	42,750
Iron Mountain, Inc., 6.625%, 2016	40,000	39,200
Iron Mountain, Inc., 8.375%, 2021	15,000	15,488
SunGard Data Systems, Inc., 10.25%, 2015	71,000	75,615

		$252,315

Cable TV – 1.9%
CCO Holdings LLC, 8.75%, 2013	$110,000	$112,888
Charter Communications, Inc., 8.375%, 2014 (n)	30,000	30,825
Charter Communications, Inc., 10.875%, 2014 (n)	15,000	16,800
CSC Holdings, Inc., 6.75%, 2012	6,000	6,195
CSC Holdings, Inc., 8.5%, 2014 (n)	50,000	53,250
DIRECTV Holdings LLC, 7.625%, 2016	35,000	38,237
DIRECTV Holdings LLC, 5.875%, 2019 (n)	40,000	40,684
Mediacom LLC, 9.125%, 2019 (n)	5,000	5,100
TCI Communications, Inc., 9.8%, 2012	81,000	91,676
Time Warner Cable, Inc., 8.25%, 2019	120,000	142,931
Videotron LTEE, 6.875%, 2014	25,000	25,125
Virgin Media Finance PLC, 9.125%, 2016	100,000	105,375

		$669,086

Chemicals – 2.2%
Ashland, Inc., 9.125%, 2017 (n)	$45,000	$49,388
Dow Chemical Co., 8.55%, 2019	170,000	202,835
Hexion Specialty Chemicals, Inc., 9.75%, 2014	15,000	14,700
Huntsman International LLC, 5.5%, 2016 (n)	25,000	22,188
Innophos Holdings, Inc., 8.875%, 2014	45,000	45,675
Lumena Resources Corp., 12%, 2014 (n)	163,000	142,168
Momentive Performance Materials, Inc., 12.5%, 2014 (n)	44,000	48,400
Momentive Performance Materials, Inc., 11.5%, 2016	24,000	21,240
Nalco Finance Holdings, Inc., 9%, 2014	55,000	56,100
NOVA Chemicals Corp., 8.375%, 2016 (n)	10,000	10,150
Yara International A.S.A., 5.25%, 2014 (n)	150,000	156,666

		$769,510

Issuer	Shares/Par	Value ($)

BONDS – continued
Computer Software – Systems – 0.0%
DuPont Fabros Technology, Inc., 8.5%, 2017 (z)	$15,000	$15,244

Construction – 0.4%
Lennar Corp., 5.125%, 2010	$130,000	$130,650
Lennar Corp., 12.25%, 2017	15,000	18,075

		$148,725

Consumer Products – 0.9%
ACCO Brands Corp., 10.625%, 2015 (n)	$5,000	$5,500
ACCO Brands Corp., 7.625%, 2015	15,000	13,950
Fortune Brands, Inc., 5.125%, 2011	147,000	151,615
Hasbro, Inc., 6.125%, 2014	20,000	21,775
Jarden Corp., 7.5%, 2017	35,000	34,913
Visant Holding Corp., 8.75%, 2013	25,000	25,687
Whirlpool Corp., 8%, 2012	48,000	52,003

		$305,443

Consumer Services – 1.3%
Corrections Corp. of America, 6.25%, 2013	$35,000	$35,175
KAR Holdings, Inc., 10%, 2015	30,000	32,100
KAR Holdings, Inc., FRN, 4.28%, 2014	20,000	18,650
Service Corp. International, 7%, 2017	80,000	77,600
Service Corp. International, 7.625%, 2018	39,000	38,610
Ticketmaster Entertainment, Inc., 10.75%, 2016	25,000	26,937
Western Union Co., 5.4%, 2011	210,000	224,213

		$453,285

Containers – 0.9%
Crown Americas LLC, 7.625%, 2013	$16,000	$16,520
Graham Packaging Holdings Co., 9.875%, 2014	55,000	56,100
Greif, Inc., 6.75%, 2017	145,000	142,100
Owens-Brockway Glass Container, Inc., 8.25%, 2013	85,000	87,337

		$302,057

Defense Electronics – 0.7%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$139,000	$143,196
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	40,000	43,027
L-3 Communications Corp., 6.125%, 2014	45,000	45,281

		$231,504

Electronics – 0.3%
Avago Technologies Ltd., 11.875%, 2015	$20,000	$22,025
Flextronics International Ltd., 6.25%, 2014	22,000	21,670
Freescale Semiconductor, Inc., 8.875%, 2014	45,000	41,288
Jabil Circuit, Inc., 7.75%, 2016	25,000	26,250

		$111,233

Emerging Market Quasi-Sovereign – 1.9%
BNDES Participacoes S.A., 6.5%, 2019 (n)	$134,000	$144,050
Export-Import Bank of Korea, 5.875%, 2015	100,000	107,311

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – continued
Gaz Capital S.A., 8.125%, 2014 (n)	$102,000	$108,120
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	100,000	120,500
Petrobras International Finance Co., 7.875%, 2019	66,000	76,086
Qtel International Finance Ltd., 7.875%, 2019 (n)	100,000	112,097

		$668,164

Emerging Market Sovereign – 1.9%
Republic of Argentina, FRN, 0.943%, 2012	$33,488	$30,629
Republic of Colombia, 6.125%, 2041	169,000	156,748
Republic of Croatia, 6.75%, 2019 (n)	100,000	107,708
Republic of Philippines, 9.875%, 2019	62,000	80,910
State of Qatar, 6.55%, 2019	143,000	159,088
State of Qatar, 5.25%, 2020 (n)	100,000	100,750
United Mexican States, 5.95%, 2019	6,000	6,345

		$642,178

Energy – Independent – 3.1%
Anadarko Finance Co., 6.75%, 2011	$110,000	$116,240
Chaparral Energy, Inc., 8.875%, 2017	45,000	39,713
Chesapeake Energy Corp., 9.5%, 2015	15,000	16,462
Chesapeake Energy Corp., 6.375%, 2015	85,000	83,300
EnCana Corp., 6.5%, 2019	50,000	55,932
Forest Oil Corp., 8.5%, 2014 (n)	15,000	15,675
Forest Oil Corp., 7.25%, 2019	25,000	24,687
Hilcorp Energy I LP, 9%, 2016 (n)	65,000	65,975
Mariner Energy, Inc., 8%, 2017	35,000	33,600
McMoRan Exploration Co., 11.875%, 2014	20,000	20,500
Newfield Exploration Co., 6.625%, 2014	40,000	40,400
Newfield Exploration Co., 6.625%, 2016	15,000	15,037
OPTI Canada, Inc., 8.25%, 2014	30,000	24,712
Penn Virginia Corp., 10.375%, 2016	45,000	49,050
Petrohawk Energy Corp., 10.5%, 2014	20,000	21,850
Pioneer Natural Resource Co., 6.875%, 2018	35,000	34,630
Pioneer Natural Resource Co., 7.5%, 2020	20,000	20,009
Plains Exploration & Production Co., 7%, 2017	75,000	73,688
Questar Market Resources, Inc., 6.8%, 2020	78,000	81,300
Quicksilver Resources, Inc., 8.25%, 2015	55,000	56,375
Range Resources Corp., 8%, 2019	40,000	42,800
SandRidge Energy, Inc., 9.875%, 2016 (n)	10,000	10,525
SandRidge Energy, Inc., 8%, 2018 (n)	70,000	68,775
Southwestern Energy Co., 7.5%, 2018	35,000	37,100
Swift Energy Co., 8.875%, 2020	5,000	5,125
Talisman Energy, Inc., 7.75%, 2019	10,000	11,744

		$1,065,204

Energy – Integrated – 0.8%
Cenovus Energy, Inc., 4.5%, 2014 (n)	$30,000	$30,967
ConocoPhillips, 5.75%, 2019	100,000	109,455
Hess Corp., 8.125%, 2019	30,000	36,179
Petro-Canada, 5%, 2014	110,000	115,338

		$291,939

Issuer	Shares/Par	Value ($)

BONDS – continued
Entertainment – 0.3%
AMC Entertainment, Inc., 11%, 2016	$40,000	$41,800
AMC Entertainment, Inc., 8.75%, 2019	30,000	30,600
Cinemark USA, Inc., 8.625%, 2019 (n)	45,000	46,800

		$119,200

Financial Institutions – 1.2%
General Electric Capital Corp., 6%, 2019	$30,000	$31,141
General Electric Capital Corp., FRN, 0.41%, 2012	90,000	86,796
GMAC LLC, 6.875%, 2011 (n)	50,000	49,250
GMAC LLC, 7%, 2012 (n)	20,000	19,700
GMAC LLC, 6.75%, 2014 (n)	35,000	33,250
GMAC LLC, 8%, 2031 (n)	8,000	7,200
International Lease Finance Corp., 5.625%, 2013	70,000	54,909
ORIX Corp., 5.48%, 2011	130,000	130,480

		$412,726

Food & Beverages – 2.0%
Anheuser-Busch Cos., Inc., 7.75%, 2019 (n)	$140,000	$163,911
ARAMARK Corp., 8.5%, 2015	30,000	30,900
B&G Foods, Inc., 8%, 2011	45,000	45,788
Dean Foods Co., 7%, 2016	40,000	39,200
Del Monte Foods Co., 6.75%, 2015	50,000	51,000
Kraft Foods, Inc., 6.125%, 2018	80,000	84,348
Miller Brewing Co., 5.5%, 2013 (n)	150,000	159,711
Pinnacle Foods Finance LLC, 9.25%, 2015	25,000	25,375
Tyson Foods, Inc., 7.85%, 2016	70,000	71,750

		$671,983

Forest & Paper Products – 0.6%
Buckeye Technologies, Inc., 8.5%, 2013	$41,000	$41,871
Cascades, Inc., 7.75%, 2017 (z)	10,000	10,100
Georgia-Pacific Corp., 7.125%, 2017 (n)	35,000	35,438
Georgia-Pacific Corp., 8%, 2024	25,000	25,500
Graphic Packaging International Corp., 9.5%, 2013	25,000	25,813
Jefferson Smurfit Corp., 8.25%, 2012 (d)	15,000	13,200
Millar Western Forest Products Ltd., 7.75%, 2013	75,000	54,750

		$206,672

Gaming & Lodging – 1.8%
Boyd Gaming Corp., 6.75%, 2014	$40,000	$36,050
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)	65,000	650
Harrah’s Operating Co., Inc., 11.25%, 2017 (n)	15,000	15,694
Harrah’s Operating Co., Inc., 10%, 2018 (n)	89,000	71,423
Harrah’s Operating Co., Inc., 10%, 2018 (n)	2,000	1,605
Host Hotels & Resorts, Inc., 7.125%, 2013	20,000	20,325
Host Hotels & Resorts, Inc., 6.75%, 2016	40,000	39,800
Host Hotels & Resorts, Inc., 9%, 2017 (n)	5,000	5,406
Marriott International, Inc., 5.625%, 2013	80,000	82,089
MGM Mirage, 6.75%, 2013	40,000	34,500
MGM Mirage, 10.375%, 2014 (n)	5,000	5,425

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Gaming & Lodging – continued
MGM Mirage, 7.5%, 2016		$50,000	$39,000
MGM Mirage, 11.125%, 2017 (n)		10,000	11,075
MGM Mirage, 11.375%, 2018 (n)		20,000	17,900
Penn National Gaming, Inc., 8.75%, 2019 (n)		35,000	35,788
Pinnacle Entertainment, Inc., 7.5%, 2015		70,000	64,400
Royal Caribbean Cruises Ltd., 7%, 2013		25,000	24,938
Royal Caribbean Cruises Ltd., 11.875%, 2015		20,000	23,125
Scientific Games Corp., 6.25%, 2012		40,000	39,400
Station Casinos, Inc., 6%, 2012 (d)		35,000	5,294
Station Casinos, Inc., 6.5%, 2014 (d)		85,000	425
Station Casinos, Inc., 6.875%, 2016 (d)		180,000	900
Wyndham Worldwide Corp., 6%, 2016		40,000	37,264

			$612,476

Industrial – 0.5%
Altra Holdings, Inc., 8.125%, 2016 (z)		$25,000	$25,656
Aquilex Corp., 11.125%, 2016 (z)		5,000	4,988
Baldor Electric Co., 8.625%, 2017		40,000	40,900
Great Lakes Dredge & Dock Corp., 7.75%, 2013		30,000	29,850
Johnsondiversey Holdings, Inc., 8.25%, 2019 (n)		20,000	20,250
Steelcase, Inc., 6.5%, 2011		61,000	62,379

			$184,023

Insurance – 2.2%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	105,000	$138,857
ING Groep N.V., 5.775% to 2015, FRN to 2049		$210,000	155,125
Metropolitan Life Global Funding, 2.875%, 2012 (n)		140,000	141,099
Metropolitan Life Global Funding, 5.125%, 2014 (n)		40,000	42,332
Principal Financial Group, Inc., 8.875%, 2019		80,000	92,282
Prudential Financial, Inc., 6.2%, 2015		80,000	86,070
Unum Group, 7.125%, 2016		90,000	93,248

			$749,013

Insurance – Property & Casualty – 0.8%
AXIS Capital Holdings Ltd., 5.75%, 2014		$130,000	$130,857
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)		40,000	42,400
USI Holdings Corp., 9.75%, 2015 (z)		95,000	86,569

			$259,826

International Market Quasi-Sovereign – 2.8%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	63,000	$63,443
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$120,000	134,714
Finance for Danish Industry A.S., FRN, 0.679%, 2012 (z)		110,000	111,030
ING Bank N.V., 3.9%, 2014 (n)		150,000	154,391

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Quasi-Sovereign – continued
LeasePlan Corp. N.V., 3%, 2012 (n)		$60,000	$61,435
Nationwide Building Society, FRN, 0.452%, 2012 (z)		160,000	159,582
Royal Bank of Scotland PLC, FRN, 0.972%, 2012 (n)		183,000	185,477
Westpac Banking Corp., 3.45%, 2014 (n)		100,000	100,658

			$970,730

International Market Sovereign – 13.7%
Federal Republic of Germany, 5.25%, 2010	EUR	136,000	$199,494
Federal Republic of Germany, 3.75%, 2015	EUR	242,000	366,572
Federal Republic of Germany, 4.25%, 2018	EUR	121,000	186,610
Federal Republic of Germany, 6.25%, 2030	EUR	89,000	162,877
Government of Canada, 4.5%, 2015	CAD	59,000	60,959
Government of Canada, 5.75%, 2033	CAD	11,000	12,953
Government of Japan, 1.5%, 2012	JPY	13,000,000	144,066
Government of Japan, 1.3%, 2014	JPY	28,000,000	312,213
Government of Japan, 1.7%, 2017	JPY	40,000,000	455,735
Government of Japan, 2.2%, 2027	JPY	13,000,000	144,235
Government of Japan, 2.4%, 2037	JPY	14,000,000	155,039
Kingdom of Belgium, 5.5%, 2017	EUR	78,000	127,432
Kingdom of Netherlands, 3.75%, 2014	EUR	106,000	160,204
Kingdom of Netherlands, 5.5%, 2028	EUR	25,000	41,676
Kingdom of Spain, 5.35%, 2011	EUR	311,000	475,972
Kingdom of Spain, 4.6%, 2019	EUR	29,000	43,641
Republic of Austria, 4.65%, 2018	EUR	55,000	84,975
Republic of France, 4.75%, 2012	EUR	86,000	133,197
Republic of France, 6%, 2025	EUR	73,000	127,677
Republic of France, 4.75%, 2035	EUR	99,000	152,746
Republic of Ireland, 4.6%, 2016	EUR	114,000	168,510
Republic of Italy, 4.75%, 2013	EUR	180,000	276,804
Republic of Italy, 5.25%, 2017	EUR	205,000	327,979
Republic of Portugal, 4.45%, 2018	EUR	36,000	53,497
United Kingdom Treasury, 8%, 2015	GBP	92,000	187,036
United Kingdom Treasury, 8%, 2021	GBP	34,000	74,115
United Kingdom Treasury, 4.25%, 2036	GBP	47,000	73,398

			$4,709,612

Local Authorities – 0.6%
Louisiana Gas & Fuels Tax Rev., FRN, 3%, 2043		$100,000	$99,136
Province of Ontario, 5.45%, 2016		95,000	103,386

			$202,522

Machinery & Tools – 0.7%
Atlas Copco AB, 5.6%, 2017 (n)		$135,000	$136,101
Case New Holland, Inc., 7.125%, 2014		45,000	45,675
Rental Service Corp., 9.5%, 2014		45,000	45,056

			$226,832

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – 4.0%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$240,000	$165,600
Bank of America Corp., 7.375%, 2014	50,000	56,736
Bank of America Corp., 8% to 2018, FRN to 2049	45,000	43,323
Bank of New York Mellon Corp., 4.3%, 2014	140,000	147,345
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)	26,000	21,435
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	100,000	92,000
Commonwealth Bank of Australia, 5%, 2019 (n)	80,000	79,426
Goldman Sachs Group, Inc., 6%, 2014	50,000	54,688
Goldman Sachs Group, Inc., 7.5%, 2019	86,000	100,259
JPMorgan Chase Capital XXVII, 7%, 2039	90,000	90,766
Merrill Lynch & Co., Inc., 6.4%, 2017	30,000	31,571
Morgan Stanley, 6.75%, 2011	100,000	105,948
Morgan Stanley, 6%, 2014	100,000	107,520
Morgan Stanley, 5.625%, 2019	100,000	100,731
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	125,000	116,250
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	49,000	49,122

		$1,362,720

Medical & Health Technology & Services – 3.2%
Biomet, Inc., 10%, 2017	$25,000	$27,156
Biomet, Inc., 11.625%, 2017	55,000	60,775
Cardinal Health, Inc., 5.8%, 2016	94,000	94,549
Community Health Systems, Inc., 8.875%, 2015	90,000	93,150
Cooper Cos., Inc., 7.125%, 2015	35,000	34,038
DaVita, Inc., 6.625%, 2013	18,000	18,045
DaVita, Inc., 7.25%, 2015	73,000	73,183
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	20,000	22,000
HCA, Inc., 6.375%, 2015	120,000	113,250
HCA, Inc., 9.25%, 2016	90,000	96,638
HCA, Inc., 8.5%, 2019 (n)	25,000	26,938
HealthSouth Corp., 8.125%, 2020	30,000	29,550
Hospira, Inc., 5.55%, 2012	50,000	53,293
Hospira, Inc., 6.05%, 2017	40,000	41,865
McKesson Corp., 5.7%, 2017	40,000	41,955
Owens & Minor, Inc., 6.35%, 2016	70,000	64,027
Psychiatric Solutions, Inc., 7.75%, 2015 (n)	20,000	18,850
Psychiatric Solutions, Inc., 7.75%, 2015	15,000	14,513
Tenet Healthcare Corp., 9.25%, 2015	25,000	26,625
U.S. Oncology, Inc., 10.75%, 2014	45,000	47,250
United Surgical Partners International, Inc., 8.875%, 2017	5,000	5,150
United Surgical Partners International, Inc., 9.25%, 2017 (p)	15,000	15,300
Universal Hospital Services, Inc., 8.5%, 2015 (p)	35,000	34,475

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Universal Hospital Services, Inc., FRN, 3.859%, 2015	$10,000	$8,425
VWR Funding, Inc., 11.25%, 2015 (p)	45,000	44,395

		$1,105,395

Metals & Mining – 1.6%
Arch Western Finance LLC, 6.75%, 2013	$55,000	$54,588
Cloud Peak Energy, Inc., 8.25%, 2017 (n)	30,000	30,000
Cloud Peak Energy, Inc., 8.5%, 2019 (n)	30,000	30,600
FMG Finance Ltd., 10.625%, 2016 (n)	50,000	55,312
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	40,000	43,800
Freeport-McMoRan Copper & Gold, Inc., FRN, 3.881%, 2015	35,000	34,803
Gerdau Holdings, Inc., 7%, 2020 (n)	100,000	102,750
Peabody Energy Corp., 7.375%, 2016	5,000	5,156
Peabody Energy Corp., “B”, 6.875%, 2013	65,000	65,731
Rio Tinto Finance USA Ltd., 5.875%, 2013	30,000	32,371
Vale Overseas Ltd., 6.875%, 2039	105,000	105,706

		$560,817

Mortgage Backed – 1.8%
Fannie Mae, 6%, 2017	$82,093	$87,979
Fannie Mae, 5.5%, 2020 - 2034	501,370	532,057

		$620,036

Natural Gas – Distribution – 0.6%
AmeriGas Partners LP, 7.125%, 2016	$65,000	$65,000
EQT Corp., 8.125%, 2019	70,000	80,876
Inergy LP, 6.875%, 2014	45,000	44,438

		$190,314

Natural Gas – Pipeline – 2.0%
Atlas Pipeline Partners LP, 8.125%, 2015	$45,000	$39,825
CenterPoint Energy, Inc., 7.875%, 2013	142,000	159,945
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	50,000	51,258
El Paso Corp., 8.25%, 2016	35,000	37,363
Kinder Morgan Finance Corp., 5.35%, 2011	169,000	170,690
MarkWest Energy Partners LP, 6.875%, 2014	30,000	28,350
Spectra Energy Capital LLC, 8%, 2019	66,000	77,241
Williams Cos., Inc., FRN, 2.596%, 2010 (z)	80,000	79,953
Williams Partners LP, 7.25%, 2017	40,000	40,408

		$685,033

Network & Telecom – 2.5%
AT&T, Inc., 5.8%, 2019	$70,000	$74,617
CenturyTel, Inc., 7.6%, 2039	90,000	92,235
Cincinnati Bell, Inc., 8.375%, 2014	55,000	55,962
Deutsche Telekom International Finance B.V., 8.5%, 2010	58,000	59,939
France Telecom, 4.375%, 2014	80,000	83,597
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	55,000	58,163
Qwest Communications International, Inc., 7.25%, 2011	10,000	10,150

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Network & Telecom – continued
Qwest Communications International, Inc., 8%, 2015 (n)	$10,000	$10,275
Qwest Corp., 8.875%, 2012	35,000	37,625
Qwest Corp., 7.5%, 2014	65,000	67,519
Telecom Italia Capital, 4.875%, 2010	26,000	26,611
Telefonica S.A., 5.877%, 2019	80,000	85,746
Verizon Communications, Inc., 8.75%, 2018	80,000	99,921
Verizon New England, Inc., 6.5%, 2011	60,000	63,951
Windstream Corp., 8.625%, 2016	40,000	40,700

		$867,011

Oil Services – 0.5%
Allis-Chalmers Energy, Inc., 8.5%, 2017	$20,000	$17,300
Basic Energy Services, Inc., 7.125%, 2016	15,000	12,488
Smith International, Inc., 9.75%, 2019	100,000	126,673
Trico Shipping A.S., 11.875%, 2014 (n)	10,000	10,413

		$166,874

Oils – 0.0%
Holly Corp., 9.875%, 2017 (n)	$10,000	$10,525

Other Banks & Diversified Financials – 3.6%
American Express Centurion Bank, 5.2%, 2010	$250,000	$258,644
Banco BMG S.A., 9.95%, 2019 (n)	100,000	99,459
Bosphorus Financial Services Ltd., FRN, 2.072%, 2012 (z)	56,250	53,680
Capital One Financial Corp., 10.25%, 2039	80,000	93,000
Citigroup, Inc., 6.375%, 2014	80,000	83,753
Citigroup, Inc., 5.5%, 2014	60,000	60,752
Citigroup, Inc., 8.5%, 2019	52,000	60,047
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	102,000	112,375
Svenska Handelsbanken AB, 4.875%, 2014 (n)	110,000	115,263
Swedbank AB, 9% to 2010, FRN to 2049 (n)	120,000	114,000
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	120,000	93,900
UFJ Finance Aruba AEC, 6.75%, 2013	70,000	77,935

		$1,222,808

Pharmaceuticals – 1.3%
Pfizer, Inc., 6.2%, 2019	$160,000	$177,860
Roche Holdings, Inc., 6%, 2019 (n)	200,000	219,770
Teva Pharmaceutical Finance LLC, 5.55%, 2016	39,000	41,167

		$438,797

Pollution Control – 0.6%
Allied Waste North America, Inc., 7.125%, 2016	$125,000	$133,125
Republic Services, Inc., 5.25%, 2021 (n)	80,000	78,658

		$211,783

Issuer	Shares/Par	Value ($)

BONDS – continued
Precious Metals & Minerals – 0.4%
Teck Resources Ltd., 9.75%, 2014	$15,000	$17,306
Teck Resources Ltd., 10.25%, 2016	10,000	11,650
Teck Resources Ltd., 10.75%, 2019	25,000	29,875
Teck Resources Ltd., 6.125%, 2035	88,000	78,760

		$137,591

Printing & Publishing – 0.6%
American Media Operations, Inc., 9%, 2013 (p)(z)	$3,054	$1,905
American Media Operations, Inc., 14%, 2013 (p)(z)	32,656	20,074
Dex Media West LLC, 9.875%, 2013 (d)	47,000	14,805
Nielsen Finance LLC, 10%, 2014	65,000	67,763
Nielsen Finance LLC, 11.5%, 2016	20,000	22,350
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	66,000	60,225
Tribune Co., 5.25%, 2015 (d)	35,000	8,575

		$195,697

Railroad & Shipping – 0.3%
Kansas City Southern Railway, 8%, 2015	$15,000	$15,544
Panama Canal Railway Co., 7%, 2026 (n)	96,400	76,156

		$91,700

Real Estate – 1.0%
Kimco Realty Corp., REIT, 6.875%, 2019	$22,000	$22,371
Simon Property Group, Inc., REIT, 6.1%, 2016	190,000	193,903
WEA Finance LLC, REIT, 5.4%, 2012 (z)	50,000	53,039
WEA Finance LLC, REIT, 6.75%, 2019 (n)	60,000	64,425

		$333,738

Retailers – 1.9%
AutoZone, Inc., 6.5%, 2014	$150,000	$165,335
Couche-Tard, Inc., 7.5%, 2013	65,000	66,138
Dollar General Corp., 11.875%, 2017 (p)	17,000	19,635
Limited Brands, Inc., 5.25%, 2014	68,000	65,620
Macy’s Retail Holdings, Inc., 5.75%, 2014	35,000	35,088
Macy’s Retail Holdings, Inc., 8.875%, 2015	120,000	132,300
Neiman Marcus Group, Inc., 10.375%, 2015	15,000	14,700
Staples, Inc., 9.75%, 2014	80,000	97,476
Toys “R” Us, Inc., 7.625%, 2011	15,000	15,244
Toys “R” Us, Inc., 10.75%, 2017 (n)	30,000	32,850
Toys “R” Us, Inc., 8.5%, 2017 (n)	15,000	15,263

		$659,649

Specialty Stores – 0.1%
Payless ShoeSource, Inc., 8.25%, 2013	$44,000	$44,660

Supermarkets – 0.5%
Delhaize Group, 5.875%, 2014	$90,000	$96,661
Safeway, Inc., 4.95%, 2010	54,000	55,422
SUPERVALU, Inc., 8%, 2016	20,000	20,300

		$172,383

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Supranational – 0.4%
Central American Bank, 4.875%, 2012 (n)	$140,000	$141,779

Telecommunications – Wireless – 1.8%
American Tower Corp., 4.625%, 2015 (n)	$40,000	$40,458
Cricket Communications, Inc., 7.75%, 2016	20,000	19,950
Crown Castle International Corp., 9%, 2015	20,000	21,300
Crown Castle International Corp., 7.75%, 2017 (n)	15,000	15,975
Crown Castle International Corp., 7.125%, 2019	60,000	59,400
Nextel Communications, Inc., 6.875%, 2013	35,000	33,950
NII Holdings, Inc., 10%, 2016 (n)	30,000	31,425
Rogers Cable, Inc., 5.5%, 2014	79,000	84,651
Sprint Nextel Corp., 8.375%, 2012	65,000	67,275
Sprint Nextel Corp., 8.375%, 2017	10,000	10,200
Sprint Nextel Corp., 8.75%, 2032	20,000	18,850
Vodafone Group PLC, 5.375%, 2015	140,000	150,452
Wind Acquisition Finance S.A., 12%, 2015 (n)	75,000	80,250

		$634,136

Telephone Services – 0.1%
Frontier Communications Corp., 8.25%, 2014	$30,000	$31,275
Frontier Communications Corp., 8.125%, 2018	15,000	15,188

		$46,463

Tobacco – 1.0%
Alliance One International, Inc., 10%, 2016 (n)	$20,000	$21,000
Altria Group, Inc., 9.25%, 2019	130,000	158,422
Lorillard Tobacco Co., 8.125%, 2019	37,000	40,677
Reynolds American, Inc., 6.75%, 2017	135,000	139,807

		$359,906

Transportation – 0.4%
IIRSA Norte Finance Ltd., 8.75%, 2024	$114,588	$120,318

Transportation – Services – 0.7%
Commercial Barge Line Co., 12.5%, 2017 (n)	$40,000	$41,600
Erac USA Finance Co., 6.375%, 2017 (n)	110,000	111,107
Hertz Corp., 8.875%, 2014	55,000	56,238
Navios Maritime Holdings, Inc., 8.875%, 2017 (z)	35,000	36,356

		$245,301

U.S. Government Agencies and Equivalents – 1.9%
Small Business Administration, 6.35%, 2021	$61,746	$66,411
Small Business Administration, 4.34%, 2024	122,939	126,151
Small Business Administration, 4.99%, 2024	142,006	148,128

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 4.86%, 2025	$164,947	$172,279
Small Business Administration, 4.625%, 2025	66,404	68,784
Small Business Administration, 5.11%, 2025	61,637	64,924

		$646,677

U.S. Treasury Obligations – 0.6%
U.S. Treasury Bonds, 5.375%, 2031 (f)	$51,000	$56,355
U.S. Treasury Bonds, 4.5%, 2036	17,000	16,745
U.S. Treasury Notes, 2.625%, 2016	40,000	38,912
U.S. Treasury Notes, 4.625%, 2017	100,000	107,977

		$219,989

Utilities – Electric Power – 3.7%
AES Corp., 8%, 2017	$65,000	$66,706
Allegheny Energy, Inc., 5.75%, 2019 (n)	90,000	87,420
Beaver Valley Funding Corp., 9%, 2017	138,000	150,828
Calpine Corp., 8%, 2016 (n)	35,000	36,050
Dynegy Holdings, Inc., 7.5%, 2015 (z)	15,000	13,800
Dynegy Holdings, Inc., 7.5%, 2015	45,000	42,075
Dynegy Holdings, Inc., 7.75%, 2019	15,000	13,013
Edison Mission Energy, 7%, 2017	70,000	55,300
Enel Finance International S.A., 5.125%, 2019 (n)	183,000	184,130
Exelon Generation Co. LLC, 5.2%, 2019	40,000	40,018
Exelon Generation Co. LLC, 6.25%, 2039	80,000	81,506
FirstEnergy Corp., 6.45%, 2011	4,000	4,289
Mirant North America LLC, 7.375%, 2013	45,000	44,494
NRG Energy, Inc., 7.375%, 2016	120,000	120,150
Pacific Gas & Electric Co., 4.2%, 2011	80,000	82,554
PSEG Power LLC, 7.75%, 2011	105,000	112,355
RRI Energy, Inc., 7.875%, 2017	17,000	16,703
Texas Competitive Electric Holdings LLC, 10.25%, 2015	150,000	121,500

		$1,272,891

Total Bonds (Identified Cost, $31,099,375)		$31,334,425

FLOATING RATE LOANS (g)(r) – 1.4%
Automotive – 0.5%
Accuride Corp., Term Loan, 9.25%, 2013	$5,802	$5,782
Allison Transmission, Inc., Term Loan B, 3.01%, 2014	70,729	64,735
Federal-Mogul Corp., Term Loan B, 2.16%, 2014	53,413	44,733
Ford Motor Co., Term Loan, 3.28%, 2013 (o)	48,887	45,098

		$160,348

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Broadcasting – 0.2%
Gray Television, Inc., Term Loan B, 3.79%, 2014	$21,917	$18,976
Young Broadcasting, Inc., Incremental Term Loan, 4.75%, 2012 (d)	19,894	14,632
Young Broadcasting, Inc., Term Loan, 4.75%, 2012 (d)	37,306	27,438

		$61,046

Building – 0.0%
Building Materials Holding Corp., Term Loan, 3%, 2014	$6,601	$6,094

Chemicals – 0.2%
LyondellBasell, DIP Term Loan, 9.16%, 2010 (q)	$7,379	$7,674
LyondellBasell, DIP Term Loan B-3, 5.79%, 2010	7,364	7,603
LyondellBasell, Dutch Tranche Revolving Credit Loan, 3.73%, 2014	1,318	972
LyondellBasell, Dutch Tranche Term Loan, 3.73%, 2014	2,982	2,201
LyondellBasell, German Tranche Term Loan B-1, 3.98%, 2014	3,783	2,791
LyondellBasell, German Tranche Term Loan B-2, 3.98%, 2014	3,784	2,792
LyondellBasell, German Tranche Term Loan B-3, 3.98%, 2014	3,783	2,791
LyondellBasell, U.S. Tranche Revolving Credit Loan, 3.73%, 2014	4,941	3,646
LyondellBasell, U.S. Tranche Term Loan, 3.73%, 2014	9,414	6,946
LyondellBasell, U.S. Tranche Term Loan B-1, 7%, 2014	16,414	12,111
LyondellBasell, U.S. Tranche Term Loan B-2, 7%, 2014	16,414	12,111
LyondellBasell, U.S. Tranche Term Loan B-3, 7%, 2014	16,414	12,111

		$73,749

Gaming & Lodging – 0.1%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014	$47,816	$7,172
MGM Mirage, Term Loan B, 6%, 2011 (o)	29,543	27,475

		$34,647

Printing & Publishing – 0.1%
Tribune Co., Incremental Term Loan B, 5.25%, 2014 (d)	$82,134	$41,922

Specialty Stores – 0.1%
Michaels Stores, Inc., Term Loan B1, 2.56%, 2013	$11,949	$10,758
Michaels Stores, Inc., Term Loan B2, 4.81%, 2016	15,756	14,800

		$25,558

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Utilities – Electric Power – 0.2%
Calpine Corp., DIP Term Loan, 3.13%, 2014	$22,767	$21,503
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 3.73%, 2014	71,984	57,983

		$79,486

Total Floating Rate Loans (Identified Cost, $513,278)		$482,850

COMMON STOCKS – 0.1%
Construction – 0.1%
Nortek, Inc. (a)	1,028	$35,980

Printing & Publishing – 0.0%
American Media, Inc. (a)	559	$1,606
Idearc, Inc. (a)	35	1,190
World Color Press, Inc. (a)	222	2,065

		$4,861

Total Common Stocks (Identified Cost, $103,023)		$40,841

PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
GMAC, Inc., 7% (Identified Cost, $13,860) (a)(z)	18	$11,864

	Strike Price	First Exercise
WARRANTS – 0.0%
Printing & Publishing – 0.0%
World Color Press, Inc. (1 share for 1 warrant) (a)	$13.00	8/26/09	125	$525
World Color Press, Inc. (1 share for 1 warrant) (a)	16.30	8/26/09	125	366

Total Warrants (Identified Cost, $4,052)				$891

MONEY MARKET FUNDS (v) – 5.8%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	1,997,163	$1,997,163

Total Investments (Identified Cost, $33,730,751)		$33,868,034

OTHER ASSETS, LESS LIABILITIES – 1.5%		532,992

Net Assets – 100.0%		$34,401,026

MFS Strategic Income Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,429,406, representing 18.7% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, “H”, 6.08%, 2045	9/21/04	$87,187	$3,750
Altra Holdings, Inc., 8.125%, 2016	11/16/09-11/17/09	25,009	25,656
American Media Operations, Inc., 9%, 2013	1/29/09-10/15/09	2,081	1,905
American Media Operations, Inc., 14%, 2013	1/29/09-10/15/09	19,360	20,074
Aquilex Corp., 11.125%, 2016	12/16/09	4,798	4,988
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.034%, 2040	3/01/06	202,271	86,006
Bonten Media Acquisition Co., 9%, 2015	5/31/07-11/15/09	22,036	7,985
Bosphorus Financial Services Ltd., FRN, 2.072%, 2012	3/08/05	56,250	53,680
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	71,272	71,852
Cascades, Inc., 7.75%, 2017	11/18/09	9,854	10,100
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	182,531	187,768
DuPont Fabros Technology, Inc., 8.5%, 2017	12/11/09	15,000	15,244
Dynegy Holdings, Inc., 7.5%, 2015	12/02/09	13,143	13,800
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	231,238	85,000
Falcon Franchise Loan LLC, FRN, 3.675%, 2025	1/29/03	45,083	29,310
Finance for Danish Industry A.S., FRN, 0.679%, 2012	8/11/09	110,000	111,030
GMAC, Inc., 7% (Preferred Stock)	12/26/08	13,860	11,864
LBI Media, Inc., 8.5%, 2017	7/18/07	29,590	24,900
Local TV Finance LLC, 10%, 2015	11/09/07-11/30/09	69,631	30,397
Morgan Stanley Capital I, Inc., FRN, 1.276%, 2039	7/20/04	32,113	18,568
Nationwide Building Society, FRN, 0.452%, 2012	8/10/09	160,000	159,582
Navios Maritime Holdings, Inc., 8.875%, 2017	10/22/09	34,799	36,356
Norcraft Cos., LP, 10.5%, 2015	12/02/09	9,838	10,250
Prudential Securities Secured Financing Corp., FRN, 7.27%, 2013	12/06/04	178,595	151,295
Salomon Brothers Mortgage Securities, Inc., FRN, 6.843%, 2032	1/07/05	141,581	139,763
TriMas Corp., 9.75%, 2017	12/17/09	4,900	4,906
Triumph Group, Inc., 8%, 2017	11/10/09	4,929	5,044
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	96,387	86,569

MFS Strategic Income Series

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
WEA Finance LLC, REIT, 5.4%, 2012	9/11/09	$51,209	$53,039
Williams Cos., Inc., FRN, 2.596%, 2010	8/06/09	79,671	79,953
Total Restricted Securities			$1,540,634
% of Net Assets			4.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

DIP	Debtor-in-Possession

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real

CAD	Canadian Dollar

CNY	Chinese Yuan Renminbi

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

KRW	Korean Won

SEK	Swedish Krona

Derivative Contracts at 12/31/09

Forward Foreign Currency Exchange Contracts at 12/31/09

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Deutsche Bank AG	240,000	1/05/10-2/02/10	$137,282	$137,438	$156
BUY	BRL	HSBC Bank	58,000	2/02/10	33,088	33,114	26
SELL	EUR	UBS AG	1,306,665	3/15/10	1,909,038	1,872,967	36,071
SELL	JPY	JPMorgan Chase Bank	26,760,517	1/13/10	297,863	287,342	10,521
BUY	KRW	Merrill Lynch International Bank	58,766,000	1/12/10	50,417	50,455	38

							$46,812

Liability Derivatives
BUY	BRL	HSBC Bank	58,000	1/05/10	$33,352	$33,314	$(38)
SELL	BRL	Deutsche Bank AG	120,000	1/05/10	68,847	68,926	(79)
SELL	BRL	HSBC Bank	58,000	1/05/10	33,285	33,314	(29)
SELL	CAD	UBS AG	153,202	3/10/10	145,155	146,484	(1,329)
BUY	CNY	Deutsche Bank AG	384,000	5/17/10	57,126	56,337	(789)
BUY	CNY	HSBC Bank	765,000	5/17/10	113,789	112,234	(1,555)
BUY	EUR	UBS AG	20,419	1/13/10	30,792	29,271	(1,521)
SELL	GBP	Barclays Bank PLC	105,801	1/13/10	168,046	170,882	(2,836)
SELL	GBP	Deutsche Bank AG	105,801	1/13/10	168,054	170,882	(2,828)
BUY	KRW	JPMorgan Chase Bank	58,206,000	2/11/10	49,992	49,928	(64)
BUY	SEK	HSBC Bank	36,840	1/28/10	5,421	5,150	(271)

							$(11,339)

MFS Strategic Income Series

Portfolio of Investments – continued

Futures Contracts Outstanding at 12/31/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
U.S. Treasury Note 5 yr (Long)	USD	15	$1,715,742	Mar-10	$(33,568)

Swap Agreements at 12/31/09

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
9/20/10	USD	120,000	Merrill Lynch International	(1)	0.68% (fixed rate)	$1,159
9/20/14	USD	160,000	Goldman Sachs International (a)	1.00% (fixed rate)	(2)	2,385

						$3,544

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Lennar Corp., 5.95%, 3/01/13.

(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill, Inc., 7.375%, 10/01/25, a A2 rated bond. The fund entered into the contract to gain issuer exposure.

(a)	Net unamortized premiums received by the fund amounted to $346.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $31,733,588)	$31,870,871
Underlying funds, at cost and value	1,997,163
Total investments, at value (identified cost, $33,730,751)	$33,868,034
Cash	$4,744
Receivables for
Forward foreign currency exchange contracts	46,812
Investments sold	61,647
Fund shares sold	6,172
Interest	519,126
Swaps, at value (net unamortized premiums received, $346)	3,544
Receivable from investment adviser	10,826
Other assets	797
Total assets		$34,521,702
Liabilities
Payables for
Forward foreign currency exchange contracts	$11,339
Daily variation margin on open futures contracts	4,336
Investments purchased	72,825
Fund shares reacquired	9,057
Payable to affiliates
Investment adviser	1,321
Shareholder servicing costs	6
Distribution and/or service fees	93
Administrative services fee	96
Payable for independent Trustees’ compensation	23
Accrued expenses and other liabilities	21,580
Total liabilities		$120,676
Net assets		$34,401,026
Net assets consist of
Paid-in capital	$35,353,530
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	143,148
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,339,504)
Undistributed net investment income	1,243,852
Net assets		$34,401,026
Shares of beneficial interest outstanding		3,564,144

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$27,651,928	2,856,213	$9.68
Service Class	6,749,098	707,931	9.53

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Interest	$1,924,070
Dividends	1,136
Dividends from underlying funds	3,202
Foreign taxes withheld	(1,073)
Total investment income		$1,927,335
Expenses
Management fee	$207,936
Distribution and/or service fees	15,819
Shareholder servicing costs	4,817
Administrative services fee	17,502
Independent Trustees’ compensation	1,761
Custodian fee	32,944
Shareholder communications	20,449
Auditing fees	61,276
Legal fees	2,128
Miscellaneous	2,950
Total expenses		$367,582
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(99,111)
Net expenses		$268,465
Net investment income		$1,658,870
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(789,563)
Futures contracts	83,510
Swap transactions	95,641
Foreign currency transactions	(67,080)
Net realized gain (loss) on investments and foreign currency transactions		$(677,492)
Change in unrealized appreciation (depreciation)
Investments	$5,627,358
Futures contracts	(101,509)
Swap transactions	(83,979)
Translation of assets and liabilities in foreign currencies	(54,027)
Net unrealized gain (loss) on investments and foreign currency translation		$5,387,843
Net realized and unrealized gain (loss) on investments and foreign currency		$4,710,351
Change in net assets from operations		$6,369,221

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31 Change in net assets	2009	2008
From operations
Net investment income	$1,658,870	$1,910,278
Net realized gain (loss) on investments and foreign currency transactions	(677,492)	(571,702)
Net unrealized gain (loss) on investments and foreign currency translation	5,387,843	(5,074,051)
Change in net assets from operations	$6,369,221	$(3,735,475)
Distributions declared to shareholders
From net investment income	$(2,840,435)	$(2,350,755)
Change in net assets from fund share transactions	$4,707,311	$(8,447,947)
Total change in net assets	$8,236,097	$(14,534,177)
Net assets
At beginning of period	26,164,929	40,699,106
At end of period (including undistributed net investment income of $1,243,852 and $2,248,458, respectively)	$34,401,026	$26,164,929

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.72	$10.55	$10.67	$10.64	$11.25
Income (loss) from investment operations
Net investment income (d)	$0.51	$0.56	$0.59	$0.57	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	(1.76)	(0.20)	0.11	(0.37)
Total from investment operations	$1.92	$(1.20)	$0.39	$0.68	$0.19
Less distributions declared to shareholders
From net investment income	$(0.96)	$(0.63)	$(0.51)	$(0.57)	$(0.76)
From net realized gain on investments	—	—	—	(0.08)	(0.04)
Total distributions declared to shareholders	$(0.96)	$(0.63)	$(0.51)	$(0.65)	$(0.80)
Net asset value, end of period	$9.68	$8.72	$10.55	$10.67	$10.64
Total return (%) (k)(r)(s)	24.25	(12.12)	3.79	6.67	1.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.21	1.16	1.36	1.25
Expenses after expense reductions (f)	0.85	0.85	0.85	0.88	0.90
Net investment income	5.63	5.66	5.63	5.43	5.24
Portfolio turnover	52	41	49	66	64
Net assets at end of period (000 omitted)	$27,652	$20,331	$32,507	$30,008	$32,323

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.60	$10.40	$10.54	$10.52	$11.13
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.53	$0.56	$0.53	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	1.39	(1.73)	(0.21)	0.11	(0.37)
Total from investment operations	$1.87	$(1.20)	$0.35	$0.64	$0.16
Less distributions declared to shareholders
From net investment income	$(0.94)	$(0.60)	$(0.49)	$(0.54)	$(0.73)
From net realized gain on investments	—	—	—	(0.08)	(0.04)
Total distributions declared to shareholders	$(0.94)	$(0.60)	$(0.49)	$(0.62)	$(0.77)
Net asset value, end of period	$9.53	$8.60	$10.40	$10.54	$10.52
Total return (%) (k)(r)(s)	23.88	(12.26)	3.42	6.39	1.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.47	1.41	1.62	1.50
Expenses after expense reductions (f)	1.10	1.10	1.10	1.13	1.15
Net investment income	5.40	5.46	5.39	5.18	4.99
Portfolio turnover	52	41	49	66	64
Net assets at end of period (000 omitted)	$6,749	$5,834	$8,192	$6,684	$6,191

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

MFS Strategic Income Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may

MFS Strategic Income Series

Notes to Financial Statements – continued

differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$40,126	$11,864	$1,606	$53,596
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	866,666	—	866,666
Non-U.S. Sovereign Debt	—	7,132,463	—	7,132,463
Corporate Bonds	—	16,951,817	—	16,951,817
Residential Mortgage-Backed Securities	—	620,159	—	620,159
Commercial Mortgage-Backed Securities	—	901,303	—	901,303
Asset-Backed Securities (including CDOs)	—	268,112	—	268,112
Foreign Bonds	—	4,542,647	—	4,542,647
Other Fixed Income Securities	—	51,258	—	51,258
Floating Rate Loans	—	482,850	—	482,850
Mutual Funds	1,997,163	—	—	1,997,163
Total Investments	$2,037,289	$31,829,139	$1,606	$33,868,034

Other Financial Instruments
Futures	$(33,568)	$—	$—	$(33,568)
Swaps	—	3,544	—	3,544
Forward Currency Contracts	—	35,473	—	35,473

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/08	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	410
Net purchases (sales)	1,196
Transfers in and/or out of Level 3	—
Balance as of 12/31/09	$1,606

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or

MFS Strategic Income Series

Notes to Financial Statements – continued

wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

MFS Strategic Income Series

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009.

		Asset Derivatives		Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Interest Rate Contracts	Interest Rate Futures	Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	$—	Unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	$(33,568	)(a)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	Receivable for forward foreign currency exchange contracts	46,812	Payable for forward foreign currency exchange contracts	(11,339)
Credit Contracts	Credit Default Swaps	Swaps, at value	3,544	Swaps, at value	—
Total Derivatives not Accounted for as Hedging Instruments Under ASC 815			$50,356		$(44,907)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Investment Transactions (i.e., Purchased Options)	Futures Contracts	Foreign Currency Transactions	Swap Transactions	Total
Interest Rate Contracts	$—	$83,510	$—	$—	$83,510
Foreign Exchange Contracts	(1,021)	—	(64,164)	—	(65,185)
Credit Contracts	—	—	—	95,641	95,641
Total	$(1,021)	$83,510	$(64,164)	$95,641	$113,966

The following table presents by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Swap Transactions	Total
Interest Rate Contracts	$(101,509)	$—	$—	$(101,509)
Foreign Exchange Contracts	—	(58,112)	—	(58,112)
Credit Contracts	—	—	(83,979)	(83,979)
Total	$(101,509)	$(58,112)	$(83,979)	$(243,600)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

MFS Strategic Income Series

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit

MFS Strategic Income Series

Notes to Financial Statements – continued

risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position, if any, as of December 31, 2009 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At December 31, 2009, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon

MFS Strategic Income Series

Notes to Financial Statements – continued

the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2009, the portfolio had unfunded loan commitments of $2,459, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$2,840,435	$2,350,755

MFS Strategic Income Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$33,917,531
Gross appreciation	1,694,964
Gross depreciation	(1,744,461)
Net unrealized appreciation (depreciation)	$(49,497)
Undistributed ordinary income	1,654,968
Capital loss carryforwards	(2,153,011)
Other temporary differences	(404,964)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(198,631)
12/31/15	(3,859)
12/31/16	(1,000,271)
12/31/17	(950,250)
$(2,153,011)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$2,204,105	$1,961,317
Service Class	636,330	389,438
Total	$2,840,435	$2,350,755

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.15% of the fund’s average daily net assets. This written agreement terminates on April 30, 2010. For the six months ended December 31, 2009, this reduction amounted to $98,928 and is reflected as a reduction of total expenses in the Statements of Operations.

Effective May 1, 2010 the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2011.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

MFS Strategic Income Series

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $4,468, which equated to 0.0150% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, these costs amounted to $349.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0589% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $350 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $183, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$40,336	$534,153
Investments (non-U.S. Government securities)	$17,423,948	$14,066,445

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	929,062	$8,390,344	463,118	$4,610,735
Service Class	240,607	2,104,494	186,134	1,703,408
	1,169,669	$10,494,838	649,252	$6,314,143
Shares issued to shareholders in reinvestment of distributions
Initial Class	272,448	$2,204,105	197,118	$1,961,317
Service Class	79,741	636,330	39,617	389,438
	352,189	$2,840,435	236,735	$2,350,755

MFS Strategic Income Series

Notes to Financial Statements – continued

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(675,769)	$(6,084,617)	(1,412,429)	$(13,811,614)
Service Class	(290,605)	(2,543,345)	(335,110)	(3,301,231)
	(966,374)	$(8,627,962)	(1,747,539)	$(17,112,845)
Net change
Initial Class	525,741	$4,509,832	(752,193)	$(7,239,562)
Service Class	29,743	197,479	(109,359)	(1,208,385)
	555,484	$4,707,311	(861,552)	$(8,447,947)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $478 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	14,133,593	(12,136,430)	1,997,163

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,202	$1,997,163

MFS Strategic Income Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Strategic Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Series as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

MFS Strategic Income Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

MFS Strategic Income Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

MFS Strategic Income Series

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo James Calmas Robert Persons Matthew Ryan Erik Weisman

MFS Strategic Income Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as

MFS Strategic Income Series

Board Review of Investment Advisory Agreement – continued

well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

MFS Strategic Income Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

MFS Strategic Income Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2009 and 2008, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2009	2008
Fees billed by Deloitte:
MFS Core Equity Series	39,706	39,706
MFS Growth Series	39,706	39,706
MFS Global Equity Series	39,003	39,004
MFS High Income Series	56,719	53,155
MFS Investors Growth Stock Series	39,003	39,004
MFS Investors Trust Series	39,003	39,004
MFS Mid Cap Growth Series	39,003	39,004
MFS Money Market Series+	0	22,835
MFS New Discovery Series	39,003	39,004
MFS Research Bond Series	53,112	49,548
MFS Research International Series	38,995	38,995
MFS Research Series	39,706	39,706
MFS Strategic Income Series	53,282	51,213
MFS Total Return Series	52,359	52,359
MFS Utilities Series	39,003	39,004
MFS Value Series	39,706	39,706
Total	647,309	660,953

For the fiscal years ended December 31, 2009 and 2008, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by Deloitte:
To MFS Core Equity Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS Growth Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS Global Equity Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS High Income Series	2,400	2,400	4,573	4,428	1,166	3,415
To MFS Investors Growth Stock Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS Investors Trust Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS Mid Cap Growth Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS Money Market Series+	1,200	2,400	5,723	4,428	1,166	1,115
To MFS New Discovery Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS Research Bond Series	2,400	2,400	4,573	4,428	1,166	3,415
To MFS Research International Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS Research Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS Strategic Income Series	2,400	2,400	4,573	4,428	1,166	2,380

To MFS Total Return Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS Utilities Series	2,400	2,400	4,573	4,428	1,166	1,115
To MFS Value Series	2,400	2,400	4,573	4,428	1,166	1,115
Total fees billed by Deloitte To above Funds:	37,200	38,400	74,318	70,848	18,656	23,705

To MFS and MFS Related Entities of MFS Core Equity Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Growth Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Global Equity Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS High Income Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Investors Growth Stock Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Investors Trust Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Money Market Series+*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS New Discovery Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Research Bond Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Research International Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Research Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Strategic Income Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Total Return Series*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Utilities Series*	1,061,841	1,256,504	0	0	59,174	223,140

To MFS and MFS Related Entities of MFS Value Series*	1,061,841	1,256,504	0	0	59,174	223,140

Aggregate fees for non-audit services:

	2009		2008
To MFS Core Equity Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS Growth Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS Global Equity Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS High Income Series, MFS and MFS Related Entities#	1,227,279		1,539,712
To MFS Investors Growth Stock Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS Investors Trust Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS Money Market Series, MFS and MFS Related Entities+#	1,227,229		1,537,412
To MFS New Discovery Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS Research Bond Series, MFS and MFS Related Entities#	1,227,279		1,539,712
To MFS Research International Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS Research Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS Strategic Income Series, MFS and MFS Related Entities#	1,227,279		1,538,677
To MFS Total Return Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS Utilities Series, MFS and MFS Related Entities#	1,227,279		1,537,412
To MFS Value Series, MFS and MFS Related Entities#	1,227,279		1,537,412

+	The MFS Money Market Series terminated as a series of the Registrant on or about July 17, 2009.

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: February 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: February 16, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 16, 2010

*	Print name and title of each signing officer under his or her signature.